Exhibit 10.21

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

This RESTATED AND AMENDED CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT (“Agreement”) (including, but not limited to, the attached Schedules and Exhibits) is entered into as of this 1st day of July 2008, (“Effective Date”) between CSG Systems, Inc.®, a Delaware corporation with offices at 9555 Maroon Circle, Englewood, Colorado 80112 (“CSG”), and Comcast Cable Communications Management, LLC, a Delaware Limited Liability Company with offices at One Comcast Center, Philadelphia, Pennsylvania 19103 (“Comcast”), on behalf of itself and its Affiliates (collectively, the “Customer”). This Agreement restates and amends that certain CSG Master Subscriber Management System Agreement by and between the Parties dated March 17, 2004 (as amended). Customer and CSG shall be referred herein individually as the “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, CSG and Customer are parties to certain Prior Agreements and upon execution of this Agreement, except as otherwise set forth herein, desire to supersede the terms and conditions of such Prior Agreements (as defined below) with the terms and conditions of this Agreement; and

WHEREAS, Comcast enters into this Agreement on behalf of itself and its Affiliates. Notwithstanding any rights granted to or obligations assumed by any Comcast Affiliate under this Agreement, Comcast will remain liable for all obligations of Customer under the Agreement; and

WHEREAS, Customer desires to obtain from CSG, and CSG desires to grant to Customer, a license to use the products set forth in Schedule B, along with any other CSG products subsequently licensed by CSG to Customer under this Agreement; and

WHEREAS, from time-to-time, Customer may request CSG to provide to Customer, certain services set forth in Schedule C (“Recurring Services”), which along with any Technical Services or other CSG services provided by CSG to Customer under this Agreement, are collectively referred to herein as the “Services;”

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, Parties agree:

ARTICLE 1

OVERVIEW

1.1 General. This Agreement provides the terms and conditions upon which CSG shall provide, and Customer shall procure, the Products and Services within the United States. The definitions of capitalized terms are set forth on Schedule A hereto.

1.2 Term. Unless earlier terminated pursuant to Section 6.1, this Agreement shall commence on the Effective Date and remain in effect thereafter for an initial term expiring on December 31, 2012 (“Term”). The term of any specific license for the Products and the term for any specific Services to be provided shall be effective from the Effective Date or the date set forth in the applicable Amendment and shall terminate with this Agreement, unless stated otherwise herein or in the applicable Schedule, Exhibit or Amendment.

1.3 Termination of Prior Agreements. Within sixty (60) days of the Effective Date, Customer shall pay all Undisputed amounts earned by CSG and any amounts due under the Prior Agreements. Upon the Effective Date the Prior Agreements (including any licenses, perpetual or otherwise, granted therein), excluding a certain CSG Master Subscriber Management Agreement entered into by and between CSG Systems, Inc. and Comcast Cable Communications Management, LLC on March 17, 2004, the terms of which shall be superseded upon execution of this Agreement, shall immediately terminate and the Parties shall have no further rights, duties or obligations under such Prior Agreements. The Parties further agree that upon the Effective Date the terms and conditions related to

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG’s offering of its Products and Services to Customer and the treatment of either Party’s Confidential

Information shall be governed by this Agreement. To the extent any additional licenses are reasonably necessary for Customer’s use of the Products or Recurring Services in a manner authorized or reasonably contemplated by this Agreement, then the Parties agree to promptly negotiate in good faith such additional licenses containing customary and reasonable terms and conditions. Customer and CSG further agree that any amounts earned but not yet billed, agreed in writing, but not yet performed or containing recurring fees or services under SOW’s or LOA’s executed prior to the Effective Date as set forth in Schedule J shall be invoiced in accordance with this Agreement, unless the SOW or LOA provides terms that conflict with the Agreement. In the event of a conflict the payment terms of the SOW or LOA shall prevail and shall remain in full force and effect until naturally expiring by their terms. In addition the parties agree that any SOW’s or LOA’s that were not included in Schedule J, executed by the parties and by their nature should be given full force and effect are hereby incorporated as part of this Agreement. Customer agrees to make payment of the fees provided in any outstanding SOW or LOA provided in Schedule J or those not included but surviving by their nature pursuant to the Agreement. Further, any recurring fees provided in an SOW or LOA included in Schedule J, shall be identified in Schedule F entitled Fees to the Agreement.

1.4 Release. The Parties and all of their respective Affiliates, and all of their respective officers, directors, employees, predecessors, successors and assigns (collectively, “Releasees”) hereby fully and forever release and discharge each other from and against any and all claims, causes of action, liabilities or demands of any kind whatsoever, known by an employee of such Party at the vice president level or higher on the Effective Date, that either Party may now have or may have in the future against the other’s Releasees which arose from a Party’s acts or omissions under the Prior Agreements. Notwithstanding the foregoing, the release provided for hereunder shall not apply to: (1) the statements of work referenced in Schedule J; (2) any obligations to (i) indemnify and defend a Party against third-party claims and (ii) pay all losses, damages and fines resulting from (2)(i); nor (3) product-related warranty obligations under the Prior Agreement that are in effect on the Effective Date.

1.5 Nonexclusive Agreement. It is expressly understood and agreed that this Agreement does not grant to CSG any exclusive rights to provide customer care and/or billing products or services to Customer. Customer makes no guarantee or commitment for any minimum or maximum amount of purchases or volumes other than those provided herein.

1.6 Additional Rights to Purchase. Customer and its Affiliates shall have the right to purchase under this Agreement as Customer. Such Affiliate(s) shall become additional Customers subject to the terms and conditions of this Agreement upon Customer’s written notice to CSG. For purposes of this Agreement, “Affiliate” means *** ******** *** *.*. ****** **** ******** ** ********** ********, ** ********** **, ** ** ***** ****** ******* **** * *****, ***** “*******” ***** *** ********* **, ** *** ***** ** ****, ** ***** ***** *** ******* (***) ** *** ****** *****, ****** ** ********* ** **** ******. ** ****** **** ********* ********* ***** **** ********** **** ** ******** ****** *** ******* ** “*********” **** ****** ** ********* ***** *** ********* ** **** *********.

1.7 Set-Off. Notwithstanding anything to the contrary set forth in this Agreement, CSG understands and agrees that any and all Undisputed payments, damages or liabilities due and payable to Customer by CSG under this Agreement are subject to set-off by Customer against any Undisputed payments, damages or liabilities due and payable to CSG under this Agreement. The Parties further agree that any and all Undisputed payments, damages or liabilities due and payable to CSG by Customer under this Agreement are subject to set-off by CSG against any Undisputed payments, damages or liabilities due and payable to Customer under this Agreement.

1.8 Definitions. Capitalized terms shall have the meaning specified in this Agreement, in Schedule A, and/or the Exhibits, the other Schedules, Statement(s) of Work, and other documents either attached hereto or incorporated herein.

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***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ARTICLE 2

OWNERSHIP OF PROPERTY

2.1 Ownership.

(a) CSG Property. All trademarks, service marks, patents, copyrights, trade secrets and other proprietary rights in or related to the Software or Services any third party software included or embedded in the Software, or copies thereof (collectively “CSG Property”) are and will remain the exclusive property of CSG or its licensors and CSG shall have all ownership rights associated therewith, whether or not specifically recognized or perfected under applicable law. Customer will not take any action that jeopardizes CSG’s or its licensor’s proprietary rights or acquire any right in the CSG Property, except for the limited use rights specified herein.

(b) Customer Property. All documents, data and files provided to CSG hereunder by Customer, its customers, or third parties on its or their behalf in their original format, compilations and derivative works thereof (“Customer Property”) are and shall remain the exclusive property of Customer and Customer shall have all ownership rights associated therewith, whether or not specifically recognized or perfected under applicable law. CSG will not take any action that jeopardizes Customer’s proprietary rights or acquire any rights in the Customer Property, except for the limited use rights specified herein.

ARTICLE 3

SERVICES

3.1 Recurring Services. Pursuant to the terms and conditions of this Agreement, and for the fees set forth in Schedule F, CSG agrees to provide Customer, at Customer’s request, the Recurring Services set forth in Schedule C in accordance with the service level agreements and other performance standards attached hereto in Schedule L.

3.2 Technical Services. Pursuant to the terms and conditions of this Agreement, upon request of Customer from time-to-time, CSG shall provide certain consulting, implementation, development, conversion and/or integration services (“Technical Services”) as set forth in Schedule E.

3.3 Location and Access. CSG may perform the Technical Services at Customer’s premises, CSG’s premises or such other premises that Customer and CSG may deem appropriate. CSG hereby agrees to abide by the Partner Connection Requirements set forth in Schedule N and incorporated herein by this reference. Customer will permit CSG to have reasonable access to Customer’s premises, personnel and computer equipment for the purposes of performing the Technical Services and implementation and/or conversion services at Customer’s premises.

3.4 [Intentionally left blank]

3.5 Insurance. CSG will obtain and keep in force during the term of this Agreement not less than the following Insurance:

(a) Commercial General Liability insurance, including bodily injury, property damage, personal and advertising injury liability, and contractual liability covering operations, independent contractor and products/completed operations hazards, with limits of not less than $*,***,*** combined single limit per occurrence and $*,***,*** annual aggregate, naming Comcast, its officers, directors and employees as additional insureds;

(b) Workers’ Compensation as provided for in any jurisdiction where work is performed by CSG Personnel who are engaged in the performance of Services under this Agreement with an Employer’s Liability limit of not less than $*,***,*** for bodily injury by accident or disease;

(c) Business Auto insurance covering owned, non-owned and hired autos with limit of not less than $*,***,*** combined single limit per accident for bodily injury and property damage liability, naming Comcast, its officers, directors, and employees as additional insureds; and

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(d) Umbrella/Excess Liability with limits of not less than $*,***,*** combined single limit in excess of the above-referenced Commercial General Liability, Employer’s Liability and Business Auto Liability.

In addition, CSG will be responsible for obtaining and maintaining appropriate and commercially reasonable amounts of professional liability insurance coverage during its performance of activities under Section 3.2. All insurance required herein shall be carried with companies satisfactory to the Customer, licensed to do business in the jurisdiction where the Recurring and Technical Services hereunder are to be performed, and such policies shall name “Comcast Corporation and its affiliates and subsidiaries and its officers, directors, employees and agents” as additional insured parties. CSG’s insurance shall be primary. CSG will provide Customer, upon request, with a certificate of insurance, satisfactory in form and content to Customer, evidencing that all the required coverages are in force and have been endorsed to provide that no policy will be canceled or materially diminished without first giving Customer at least ** ***** prior notice. CSG agrees that it will not cancel any policy of insurance required under this Agreement except after ****** (**) **** written notice to Customer. The liability of CSG shall not be limited by said insurance policies or the recovery of any amounts thereunder.

3.6 Prudent Use of Resources. In the provision of all services under this Agreement, CSG will seek to provide such services in a cost effective manner and will advise Customer of different options for attaining any goal or development specified in this Agreement, including any proposed Statement of Work or other Technical Services request. CSG will use commercially reasonable efforts to cooperate with Customer to provide services in a timely manner and with minimal disruption to Customer’s operations.

3.7 Reliance on Information. In performing any obligations under this Agreement, CSG shall be entitled to rely upon and act in accordance with any instructions, guidelines, data or information provided to CSG by Customer in accordance with Schedule P, and shall incur no liability in doing so. Customer shall indemnify, defend CSG at Customer’s expense and pay the damages, liabilities, costs and expenses, including reasonable attorneys’ fees and costs incurred by CSG in any claim or action by a third party resulting, in whole or in part from (i) any action or failure to act by CSG in reliance on and in strict conformance with any instruction, approval, election, decision, action, inaction, omission or non performance by Customer, its officers, directors, shareholders, employees and agents in accordance with Schedule P, or (ii) any information or data provided to CSG by Customer in connection with this Agreement; except with respect to subsection (ii) hereof, in circumstances where CSG’s failure to comply strictly with its covenants and obligations relating to such information or data under this Agreement caused or compounded the damages associated with such failure to comply.

3.8 Optional and Ancillary Services and Products.

3.8.1 At Customer’s written request pursuant to Schedule P, CSG shall provide optional and ancillary services as described and for the fees provided on Schedule F. Any Services or Products provided by CSG to Customer as of the Effective Date not specifically described on Schedule F, will be deemed to be included in the BSC for Connected Customers; provided, however, at the request of Customer, CSG may provide additional services, products or new functionalities which are not being provided by CSG to Customer as of the Effective Date and for which fees are not specifically set forth herein subject to fees to be mutually agreed upon between the Parties in an amendment to Schedule F.

3.8.2 In the event of a Product license termination for any reason other than a breach by Customer, CSG shall use commercially reasonable efforts to immediately furnish identical Products that are functionally equivalent to Customer for as long as CSG provides the ACP Services (described in Exhibit C-1) including any termination assistance provided in accordance with Section 6.2. CSG shall furnish such replacement Products to Customer at no additional cost to Customer, including, but not limited to, obtaining and installing Required Equipment pursuant to Section 5.6. *** ********* ********** *** ***** ***** ***** *** ***** ** ***** ***** *** ********** * ******* ** ***** ** ******* * ******** ********* ** *** *******, ***** ** ***** ****, ***** *** *********** ******* **** ********’* *** ** *** *******. CSG understands and agrees that they have no right to discontinue any Recurring Services as a result of any Product license violation, except in cases where (i) the Recurring Services are directly related to the terminated Product; and (i) the Product license violation was material and not cured in accordance with Section 6.1(b). *** ******* *********** *** ****** ****, ******* ** *** ********** ****** *** *** ****, *** *** ** ***** ** *********** *** *** ******** ** * ****** ** *** ********** ** ************** ** * ******* ******* *********.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

3.9 Intellectual Property.

All patents, copyrights, trade secrets or other proprietary rights in or to the work product that CSG may create for Customer, including, but not limited to, any ideas, concepts, inventions or techniques that CSG may use, conceive or first reduce to practice in connection with the Services (“Work Product”) are and will be the exclusive property of CSG, except as and to the extent otherwise specified in the applicable Statement of Work. The Parties will execute any instruments that may be appropriate or necessary to give full legal effect to the rights granted under this Section 3.9. Upon delivery of Deliverables in accordance with the applicable SOW or LOA, CSG grants Customer a nonexclusive, nontransferable, perpetual license to use any Deliverables (and any updates, upgrades and/or new version thereto which are required pursuant to a Statement of Work) for its own internal purposes only or otherwise expressly permitted in accordance with Section 9 of Schedule B. The foregoing license shall be subject to the restrictions set forth in Schedule B.

ARTICLE 4

[Intentionally left blank]

ARTICLE 5

PAYMENT TERMS

5.1 Fees and Expenses. CSG will provide the Products and Services for the fees set forth in Schedule F, other Schedules hereto or an applicable Statement of Work or LOA. Customer shall also reimburse CSG for reasonable direct out-of-pocket expenses (“Reimbursable Expenses”), including direct out-of-pocket travel and travel-related expenses if such expenses are incurred in accordance with Customer’s “Reimbursement of Expenses” guidelines or are agreed to by Customer in advance, which are incurred by CSG in connection with CSG’s performance hereunder.

5.2 Invoices and Payment. Except for Disputed invoices, Customer shall pay unpaid amounts due hereunder within *****-**** **** after the date of invoice. Any Undisputed amount not paid when due shall, ******* (**) **** thereafter bear interest until paid at a rate equal to the lesser of *** ******* (**) per month or the maximum rate allowed by applicable law. Notwithstanding anything to the contrary Customer agrees to use good faith efforts to pay all invoices within *****-**** (**) **** after the date of invoice. Customer shall pay all amounts due in United States currency.

5.3 Taxes. All amounts payable by Customer to CSG under this Agreement do not include any applicable use, sales, property or other taxes that may be assessable in connection with this Agreement. Customer will pay any taxes in addition to the amount due and payable. CSG shall not be responsible for the payment of taxes related to Customer’s export of Products. If Customer pays any such tax directly to the appropriate taxing authority, Customer shall furnish CSG with the official receipt of such payment. Customer shall not, however, be liable for any taxes based on CSG’s net income.

5.4 Adjustment to Fees. Upon thirty (30) days prior written notice, CSG will increase such fees specified in this Agreement annually effective January 1 of each year by an amount equal to ***** ******* (**) above the fees for the immediately prior contract year or the ********* (“***”) ********* ***** *****, ***** *********, *** ****** ******** ****-****, ********* ** *** *.*. ********** ** ***** ** *** ********* ***** *** *** ******** ****** (**) ***** ******, whichever is less. *** ********* ***** *** ***** ** *** *** ** *** ****** ******** **** *** ***** ** ******* *.* ** ******** * ***** “*** ********,” **** ******* ** ***** ***** ***** ** ** **** ***********. The fees for any Third Party Software that is not embedded in the Products, are dependent upon agreements between CSG and the third party vendor, and upon notification to Customer, CSG may increase the fees it charges to Customer for such Third Party Software no more than once annually pursuant to variations in the fees charged by the applicable third party vendor. CSG shall, upon request of Customer, provide reasonable documentation support any such fee increase. Customer shall not be obligated to procure any Third Party Products (other than the embedded Third Party Products) through CSG and may, instead, choose to procure such products separately. *************** *** *********, ****** ******** ****** ** ** *** *******, *** **** *** ***** ** ******** * ***** ****** ** **** ***** *** ****** *** ***** ** ******* ** *********** ******** ** **** ******* *.*.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

5.5 Shipment. CSG will ship FOB shipping, from a U.S. based shipping center, the Products (FOB shipping point), and any CSG-provided third party software from its distribution center, subject to delays beyond CSG’s control. CSG will comply with Customer’s request for method of delivery of Products, whether via tape, disk, other medium, or electronic file transfer for Customer’s account so long as such format is available to CSG using commercially reasonable efforts. Customer’s license to the Products commences upon CSG’s delivery of the Products to the carrier for shipment to Customer. In the event delivery is made via file transfer protocol (“FTP”) or electronic media, delivery shall occur when loaded and available for download by Customer. Upon timely notice by Customer to CSG, CSG will promptly replace, at CSG’s expense, any Products that are lost or damaged while en route to Customer. CSG will use commercially reasonable efforts to deliver all software to Customer via Internet or other remote delivery and will not ship software media unless agreed to by the Parties.

5.6 Equipment Purchase.

(a) Except as otherwise set forth in this Agreement or agreed in writing between Customer and CSG in accordance with Schedule P, Customer is fully responsible for obtaining and installing all computer hardware, software, peripherals and necessary communications facilities, including, but not limited to servers, power supply, workstations, printers, concentrators, communications equipment and routers that are necessary at Customer’s place of business in order for Customer to utilize the Services, Products and Deliverables (“Required Equipment”). Except as otherwise set forth in this Agreement or agreed in writing between Customer and CSG in accordance with Schedule P, Customer shall bear responsibility for the Required Equipment, including, but not limited to, the costs of procuring, installing, operating and maintaining such Required Equipment.

(b) CSG may provide, at Customer’s request and expense, a data communications line from CSG’s data processing center to each or any of Customer’s system sites receiving Products and/or Services (“System Sites”), as appropriate. Customer shall pay all pre-approved fees and charges in connection with the installation and use of and peripheral equipment related to the data communications line in accordance with the fees set forth in Schedule F.

ARTICLE 6

TERMINATION

6.1 Termination. This Agreement may be terminated in whole or in part in accordance with the following:

(a) If Customer fails to pay when due any amounts owed and not Disputed hereunder (in accordance with Section 5.2) within ***** **** (**) **** of receiving written notice of such failure to pay amounts owed, CSG may, terminate this Agreement (i) in its entirety if Customer failed to pay Undisputed Basic Service Charges defined in Schedule F hereto (“BSC”) which exceed *** ******* ******** ******* ($***,***.**) in the aggregate, or (ii) only as it pertains to a particular Product, Deliverable or Service, upon written notice to Customer, as of a date specified in such notice of termination. In the event CSG terminates the entire Agreement in accordance with (a)(i) above, CSG shall provide Customer written notice and Customer shall have an additional **** (*) ******** **** from receiving such notice to cure such breach prior to termination.

(b) If either Party breaches any material term or condition of this Agreement, other than those identified in Subsection 6.1(a) above, and fails either to substantially cure such breach within ****** (**) **** after receiving written notice specifying in precise detail the nature of the breach or, for those breaches which cannot reasonably be cured within ****** (**) ****, promptly commence curing such breach and thereafter proceed with all due diligence to substantially cure such breach, then the Party not in breach may, by giving written notice to the breaching Party, terminate this Agreement, in its entirety or as it pertains to a particular Product, Deliverable or Service(s) relating to the breach, as of a date specified in such notice of termination. *** ******* ********* ***** **** *** **** ********** ** **** ********** *.*(*) ***** ** ****** ****** *** ******** ** *** ******* ********** ********** ***** ******* **.* ** ***** *** *********** ** ***** ********* ** ********. All of the obligations of the Parties contained in this Agreement, except for Customer’s obligation to pay fees, shall be deemed to have been performed in an acceptable manner unless the party not in breach provides the breaching Party with written notice as stated above within ***** (**) **** of the discovery of the event giving rise to the breach.

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(c) If either party hereto becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, then the other Party hereto may, by giving written notice thereof to such Party, terminate this Agreement as of the date specified in such notice of termination.

(d) ******** *** ********* **** ********* ** *** *** ** *** ***** *** ****** **** ** ******** * ******** ********** (** ******* *****) *** ********* *** ******* ** **** ****** ** ***********. *** ******** ** **** *******, “******** **********” ***** ** ******* ** *** ** *********** ******* **, ** & *, ***., ******* **************, ***., ******* ***** *** **** ******* *.*.*. ** *** ****** **** ******** ** ** ********** ** **** **********. ****** ******** **** ** ******** *** ****** ***** **** ********** ****** *** **** *** ***** ** *** *********, *** *** ****** ** ********* *********** ** *** (*) ******* ** *****, ******** *** **-******* *** ********* ***********, *** ***** ** ******* ** *** ******** *** ************ ******** ** ******** *.* (*). ** *** ***** ******** ***** ** ******** *** ***** ***** **** ********** ****** *** **** *** ***** ** *** ********* *** *** ****** ** ********* *********** ** ** ****** ** *** (*) *******, ******** ***** *** ** ******* ** *** ********** **** ******** ** ******* *.* (*) (*) *** *.* (*) (***).

(e) Upon termination of the Agreement or any portion hereof for any reason, except as otherwise specifically set forth in Section 6.2, all rights granted to Customer under this Agreement or said portion, as applicable, with respect to the terminated Products, Deliverables and Services will cease, and Customer will promptly, which shall not exceed *** (**) ******** ****, (i) purge all terminated Software from the Designated Environment and all of Customer’s other computer systems, storage media and other files; (ii) destroy the Software and all copies thereof; (iii) pay to CSG all Undisputed fees due, invoiced and unpaid pursuant to this Agreement. If, however if this Agreement is terminated by Customer pursuant to Section 6.1(b), Section 6.1(c) or Section 6.1 (d) and such termination is either uncontested or pursuant to a final arbitral award under Section 11.5, Customer shall have ****** (**) **** from CSG’s performance of the standard De-Conversion Services outlined in 6.2 (a).

(f) Except as otherwise set forth in subparagraph (d)(v) of Schedule L, for purposes of this Agreement, the effective date of termination shall be the earlier of (a) a Party’s written confirmation that termination is not disputed, not to exceed ****** (**) **** after receipt of notice of termination, or (b) final resolution of any dispute concerning such termination pursuant to Sections 11.5. A party’s failure to respond in such ****** (**) *** period shall be the equivalent of confirmation of non-dispute.

(g) Upon termination of this Agreement in its entirety, which is either uncontested or pursuant to a final arbitral award under Section 11.5, for reasons other than by Customer pursuant to those exclusively described in Section 6.1(b) or 6.1(c) or 6.1(d), then in addition to all other Undisputed amounts then due and owing to CSG for Services previously rendered, CSG shall be entitled to receive the damages incurred by CSG solely to the extent such termination was pursuant to Section 6.1 (a) or (b) for Customer’s breach. In addition, CSG shall be entitled to charge Customer, pursuant to the fees set forth in Schedule F, any additional fees incurred by Customer after the effective date of termination, for Services requested by Customer, to the extent CSG continues to provide Services in relation to Customer’s Connected Subscribers. Notwithstanding anything to the contrary herein, and in addition to the foregoing, in the event Customer de-converts all of its Connected Subscribers, CSG shall be entitled to the fees, if any, provided in Section 6.2.

6.2 Deconversion and Customer Data.

(a) CSG agrees that during the term of this Agreement or termination of this Agreement by either party for any reason (including a termination without cause by a party), CSG shall, upon request of Customer and for so long as Customer pays for and receives Services, Products or Deliverables from CSG in connection with Connected Subscriber(s) pursuant to the terms of the Agreement and for a period of ****** (**) **** thereafter, provide the activities set forth in this Section 6.2 (“De-conversion Services”) to Customer in order that Customer can convert its subscribers to systems of one or more customer care and/or billing vendor(s) of Customer’s choosing and/or to one or more customer care and/or billing systems maintained by Customer or one of its Affiliates, or any

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combination thereof. In addition, De-conversion Services provided by CSG during the term of the Agreement shall be subject to the limitations provided in this subsection 6.2 (a). Customer acknowledges that CSG’s obligations to provide such De-conversion Services shall be conditioned upon Customer’s obligation to pay all Undisputed invoices issued in the ordinary course of business. Such De-conversion Services shall be provided in a manner that such subscriber conversions can be completed at a rate not to exceed ***** ******* (*,***,***) ** *** *** (*) ***** ******* ************ ************ ** ******** **** ***/** ******* ******** ** *** ** ********’* ***********, ********* ***** ***** *********, *** ******* ************ ********** ** ********’* ******** ** **********. Such Deconversion Services include (i) CSG’s full and complete cooperation with Customer and any vendors or affiliates to whom subscribers are being converted in connection with the conversion; and (ii) furnishing CSG’s standard de-conversion data package as well as any specifications for any interfaces used by Customer that are under CSG’s sole control via electronic data transmission or tapes provided CSG has ****** (**) **** advance written notice for a termination and pursuant to the notice requirements in Section 6.2 (a) (II) during the term of the Agreement. Customer acknowledges, if CSG sends the de-conversion data package via electronic transmission upon Customer’s request and such transmission fails for reasons beyond CSG’s control, CSG shall not be liable for such failure. Any request for de-conversion files or data shall be reasonably stated in an SOW, LOA or such other written notification received by CSG which clearly states the desired cut-off date and the System Principles (“SYS PRINS”) involved. The Parties agree that for the purposes of this Subsection 6.2(a), for each SYSPRIN CSG shall provide *** (*) **** **** *** *** (*) **** *****. The aggregate payment per SYSPRIN for such activities shall be a fixed fee of *** ******** ******* ($**,***.**) for the standard de-conversion package described below and an additional ***** *** ** **** ******** ******* ($*,***.**) for delivery of the Residential Voice provisioning data for each SYSPRIN.

For purposes of this Agreement, CSG’s “standard de-conversion package” shall mean the following thirteen (13) master files, which may be updated from time to time and included as part of the standard de-conversion package:

1)	********

2)	**********

3)	*****

4)	********* *********

5)	********/*********

5)	******

6)	****

7)	*****

8)	********** ****

9)	****** **********

10)	**********

11)	******** ******** ********** (***)

12)	********** *** ****** (***** *********)(*** **** ***** **** ***** ****)

13)	********** *** ********* (*** **** ***** **** ***** ****)

Customer acknowledges that: (x) CSG’s standard cut-off day for deconversions is during the nightly cycle of the twenty first (21st) of the month and the deconversion timeline starts at upsystem on the morning of the 22nd, which normally occurs at 3:30 am Central Time; and (y) in the event Customer designates a cut-off date other than the 21st of the month, Customer shall be required to pay CSG’s then current fees for a financial snapshot as of the cut-off date, provided CSG identifies the fees associated therewith and will not commence any activity until Customer agrees thereto. For deconversions of up to *** ******* (*,***,***) subscribers, CSG shall start transmission or dispatch tapes to a courier which includes the standard deconversion package (live subscriber data) within ***** ***** (**) ***** from upsystem (normally occurs by 3:30 am Central Time) on the first day following the designated cut-off date. For deconversions between *** ******* (*,***,***) and ***** ******* (*,***,***) subscribers, CSG shall furnish such standard deconversion package (live subscriber data) within *******-*** (**) ***** from upsystem (normally occurs by 3:30 am Central Time) on the first day following the designated cut-off date. For test deconversions under *** ******* (*,***,***) subscribers, CSG shall start transmission or dispatch tapes to a courier which includes the test data within *******-*** (**) ***** after the end of the live deconversion timeframe for the given month pursuant to the terms set forth above. For test deconversions between *** ******* (*,***,***) subscribers and ***** ******* (*,***,***) subscribers, CSG shall start transmission or dispatch tapes to a courier which includes the test data within *** ******* *** ****** (***) ***** after the end of the live deconversion timeframe for the given month pursuant to the terms set forth above. CSG shall start transmission or dispatch to a courier the data or the standard deconversion data package in the following sequence as it becomes available: 1) live 2) 30 day test 3) 90 day test.

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

During the time period that De-conversion Services are provided by CSG hereunder, CSG agrees to maintain, support, and make available to Customer, as applicable, levels of support substantially similar to those provided immediately preceding the notice of termination or, during the Term of the Agreement, pursuant to the terms of the Agreement, as well as all Products and Services used by Customer in formats or versions then currently used by Customer, including and not limited to ACSR, ACP, Vantage licensed products and other Products and Services then utilized by Customer. Such versions and formats shall be provided to Customer at no additional costs, fees or license requirements, except as subject to and unless expressly provided in this Agreement.

Customer may de-convert Connected Subscribers from CSG at anytime during the term of the Agreement, subject to the limitations, fees and mutual obligations contained herein. Should the number of Connected Subscribers de-converted from CSG exceed those specified below, then the fees to process the remaining Connected Subscribers, if any, shall increase in accordance with Schedule F. In addition, in the event Customer de-converts all Connected Subscribers during the Term, the obligations and remedies of section 6.2 (a) I shall survive through the Term.

I. De-Conversion Bank

******** ****** **** *** **-********** ******** ** **** ********** * *** ******* ** *** *********** ** **** ******* * *** *** ********** ******* **. *** ********* ***** *.*(*) **** ***** *** ****** ** ********* *********** **** *** ** **-********* ******* ******** ********* *** ********** **** ******** *****.

***** *.*(*)

Calendar Year	********* **-*********** ** ********* *********** (*** ******** *******, ****** ********* *****) *

2008	***,***(**** ****)

2009	**,***

2010	*,***,***

2011	*,***,***

2012	*,***,***

**** ******* ***** **** ** *** ***** ******** **** ********* *********** ** * ****** ** ** *********** ** ******** (“******** ********* ***********”), **** *) ** ******** ********* *********** *** ********* ** *** *********** ****** *** *********** **** *** ******** ** ** ********* ** *** *********** ***** *** *********** **** **** **** **** ******* ** ********* ***********, **** *** ***** *** *** ****** ** ******** ********* *********** ** *** ********* **-*********** ** ********* *********** ** *** ******** ******* ******** ** *) ** ******** ********* *********** *** ********* ** *** ** ******** **** **** **** ******* ** ********* ***********, **** *** ***** *** *** ****** ** ******** ********* *********** ** *** ********* **-********** ** ********* *********** ** *** ******** ******* ********; ******** *******, ******** ***** ********* *** *** ********* *** ********** ***** ** ******* *** ******** ********* *********** ** * ***-**** ***** ** *** ****** ******** ********** ********* *********** ****** ****** (**) ****** **** *** **** ** ***** **** ******* ** ********* *********** ** ** *** ****** ** ******** ********* *********** ********* ** (*) ** *) ******** ***** *********** ** * ******* *** ******** *** ** *** **** *********** ******** ******** ********* *********** **** *** **** *** ******** ***** ** **** **** *** ****** **** (“******** *** ******* ***********”), **** *** ***** *** *** ****** ** ******** *** ******* *********** ** *** ********* **-*********** ** ********* *********** ** *** ******** ******* ********.

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*** ************ ******** ********* *** ****** *** ********** ****** ** ********* *********** ****** *** **** ** **** ********* *** *** ******** *, * *** * ******** ** **** ********** *.

*** ************* ********, ******** *** **-******* *** **** **** *** ********** ****** ** ********* *********** ** *** ********** **** ****** ******* ********* ********** **** ******** ** **** ********** * ** **** ******* *.* (*). ** *** ***** *** ****** ****** ** ********* *********** **-********* ******* ***** ********* *****, ******** ****** ** *** *** (** ******** ** *** ***** **** **** *** ******* ******** ** **** *********) ** ***** ********** *** ***** ***** ** ********** ** *** *** ** **** ******** ******* ** *******:

***** ********** *** = (*** **** ***) ********** ** *** *** ***

*****:    *** = *** ********** ****** ****** ** **-********* ********* *********** ***** *** ********* ****

***	= *** ********** ****** ** ********* *********** ********* ** ** **-********* ******** ** ***** *.*(*) ***** (******* ** ************ ******).

***	*** = *** ** *** *** ** **** ********** ******** ******* ***** **** *** ****** ****** ** ********* ***********; *******, ** ********* *********** ** **** **** *** ****** ***** ** *** **** ******* ***, *************** *** **** ********* *********** ** ****. *** ****** ******** ***** ** ********** ** ** *** ******** ***** ** (*** **** ***) **** ******* ** ********* *********** *** ******** ** *** ****** ******** ******** ** ******** * ******* ** ********** ** ******* *.*(*) **. ** *** ** ******* **** ***, **** *** ****** ***** ** ****.

**************** ******** ** *** ******** ****** *** ** *** ***** ******** **-******** ********* *********** ** *** ****** ** * ****(*) ** ** ******** *** ******** ********** ** ***’* ******* ****** (***) ** ** ****** *** ****** **** * ********** ********* **** *** *** ********** *** **-********* ********* *********** ****** *** **** **** *** ********* **** ** **** (“**** ********* ***********”) ** ******** ***** *********** ** * ******* *** ******** *** ** *** **** *********** ******** ******** ********* *********** **** *** **** *** ******** ***** ** **** **** *** ****** **** (“******** *** ******* ***********”), **** *** *** ***** ** ********* ** *** ****** **: *) ********** **** ********* *********** **** ********** ******** *** ******* *********** ***** *** ********* **** ** *) ***,***.

*** **** ***** ********** **** ***** ** **** ***** *** ********** ****** ** ********* *********** ********* ** ** **-********* ******** ** **** ***** *.*(*) ***** ****** ** ******* *** ****** ****** ** ********* *********** **-*********, ***** ***** ******* ** ******* ** *** **** ** ******** * *** * ** *** ********* ******* ** *** **-**********.

*** ************* ******** *** ********* ** *****, **-********** ******** *** ******** ** ******** *.:

II. Customer Forecast

(A) ****** ***** (**) **** ***** ********* ** **** *********, *** ********** ** ** ***** ** *** ***** (***) *** ** **** ******** *****, ******** ***** ******* ** *** ** ********** ******* ******** ** *** ******* ********* **-*********** ** ********* *********** **** *** ********* ****** (**) ******** ****** (**** * “********”). *** ******** ***** ******* ** * ******* (*) ******* ******** ***** ******** *** ***** ******** (*) *********

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

****** ** ********* *********** ** ** **-*********, *** (*) *** ********* **** ** **-********** (“********* **** ** **-**********”). ******** ***** *** ************ ********** ******* ** ****** **** *** ********* ********** ******* ********’* **** ***** **-********** ************ ****** *** ****** ******* **********. ****** ***** ******* ****** ** *** ******** ***** ********** * ***-******* ********** ** ********’* ************; ********, *******, ****** *** ******* *** ** *** ******** ***** ** ******* **** ******** (**** * “******* *******”), ** *******:

1. *** ***** ***** ** *** ******* ******* ***** ******** ********’* **** ***** ******** ** *** *** ***** ** ** **-********* ****** *** ***** ***** ********* *** **** ** ******** ** *** ********;

2. *** ***** ***** ** *** ******* ******* ***** ******** ********’* **** ***** ******** ** *** *** ***** ** ** **-********* ****** *** ***** ***** ********* *** **** ** ******** ** *** ********;

3. *** ****** ***** ** *** ******* ******* ***** ******** *** ***** ****** ** *** ***** ** ** **-********* ****** *** ****** ***** ********* *** **** ** ******** ** *** ********;

4. *** ***** ***** ** *** ******* ******* ***** ******** *** ***** ****** ** *** ***** ** ** **-********* ****** *** ***** ***** ********* *** **** ** ******** ** *** ********, **** **** ****** ** *** ***** ** ** ***** ** ** **** **** ***** ******** ** *** ****** ***** ** *** ******** ********;

5. *** ****** ***** ** *** ******* ******* ***** ******** *** ***** ****** ** *** ***** ** ** **-********* ****** *** ****** ***** ********* *** **** ** ******** ** *** ********, **** **** ****** ** *** ***** ** ** ***** ** ** **** **** ***** ******** ** *** ***** ***** ** *** ******** ********; ***

6. *** ***** ***** ** *** ******* ******* ***** ******** *** ***** ****** ** *** ***** ** ** **-********* ****** *** ***** ********* *** **** ** ******** ** *** ******** **** **** ****** ** *** ***** ** ** ***** ** ** **** **** ***** ******** ** *** ****** ***** ** *** ******** ********.

(B) **, ** *** ****, ******** ******** ** ******** ** *** ****** ** *** ***** ********** ** *** **** ** *** ******* ******* ** *** ******** *****’* ******** ** ** **-********* *** * ***** ***** (* “****-******** ********”), **** ***, ** *** **** ********, *** **** * ******** **** ** ******* ** ********’* ******* ******* ******* ****** (*** “*** ********”) ** *** ******** **:

(a) ****** ** **-******* *** *** ***** ******** ** *** ****-******** ********, **** ******* ******** ** ******** **** ********** *** ***** ** **** ** *** ***** *** ** *** ***** ******** ** *** ****** ***** ** *** **** ********; **

(b) ****** * ***** ****** *** ****-******* ******* ******* ****** ***** *** ***** **-******* *** *** ***** ******** ** *** ****-******** ********. *** ***** *** ************ ********** ******* ** ******** **** ********** **-*********** ****** *** ***** ********* ** *** *** ********.

** *** ***** *** ****** ****** (*) *****, *** ***** ** ******** **:

(i)	******* ******** *** *** ****** ** ********* *********** ******** ** **** ****-******** ******** **** *** ******** **-*********, ********** ** *** ********** *** ***, ********** ** ****** **** ********* *********** *** *** **-*******, *** *** ****** ** *** ******* ****** (***) **** ********* *** **** ** ***** *** ********* *********** **** **-*********; ***

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(ii)	****** **** *** ******* ****** (***) *** ******, ********* *** ****** ******** ******** ** ******** ** ******** *, ** ** *** ********* *********** ******** ** **** ****-******** ******** **** **-*********.

** ******** *** *** ******** ** **** ********** (*), ******** ****** **** ******** * *********** ********* *** ******** ***** *** ***** ** *** ********* *********** ******** ** *** ****-******** ******** ****** **** **-********** ******.

(C)    ** *** ***** **** ******* ********* *********** *** *** **-********* ** ********** *** * ********** ***** (**** * “********* **********”), **** ******** ***** ** ********* ** ***** ******* *** ****** ** **** ********* *********** **** ********** ****** ***** **** **** ** **** ********* *********** **** **** **-*********, *** ** ** **** ****** **** ***** (*) ****** **** *** ***** ** ***** **-********** *** ********** ******** ** ***** (*** “******** ********** *****”), ******* ********** *** ************ ** ********** (*) *****. ** *** ********* ********** ** *** **-********* ** *** *** ** *** ***** ***** ********* *** ******** ********** *****, **** ******** ***** **-****** **** ********* ********* *********** ** **** ** *** ****** ******** ******* *** ***** ** ********** (*) *****.

The parties agree and understand that the fees contained in this Agreement form an integral part of the bargain, and without the economic certainty those fees, including without limitation those increased fees associated with de-conversion of Connected Subscribers in excess of those permitted pursuant to section 6.2, CSG would not have entered into this Agreement.

(b) To the extent this Agreement is terminated for cause by Customer, CSG shall perform the Deconversion Services at no charge or fee to Customer whatsoever, including, but not limited to, any deconversion fees and any charges or fees for deconversion files or tapes or other data requests referenced in subparagraph (a) made by Customer and which may be performed by CSG using all commercially reasonable efforts, made in connection with a conversion. To the extent Customer requests files, tapes or other data not provided by Section 6.2 (a) the parties agree to enter into a subsequent SOW for the provision of the foregoing. In addition, Customer shall not be subjected to the deconversion volume limitations set forth in Section 6.2(a).

(c) If this Agreement is terminated other than for cause by Customer, then Customer will pay CSG, in advance, on the first day of each calendar month and as a condition to CSG’s obligation to provide De-conversion Services to Customer during that month, an amount equal to CSG’s reasonable estimate of the total amount payable to CSG for such De-conversion Services for that month as set forth in Schedule F hereto. These fees are in addition to and not in lieu of any other fees or damages to which CSG may be entitled under this Agreement.

(d) CSG further agrees that notwithstanding the terms of this Agreement, from time-to-time and at any time, and whether or not relating to a termination or expiration of this Agreement, at the rates provided in the Agreement, Customer may request de-conversion files or tapes or other Customer Data (as defined in Schedule A hereto) in CSG’s possession to be electronically accessed by Customer or delivered to location(s) specified by Customer, in Customer’s sole discretion to the extent such request is practicable using all commercially reasonable efforts. In the event Customer requests additional data or data in a different format other than CSG’s standard de-conversion data package, Customer shall provide CSG with specifications defining the desired data, the format and the media upon which the data will be provided. Within **** (*) ******** **** of receipt of such specifications, CSG shall notify Customer of the estimated development hours and costs required to produce the customized data and a target date for delivery of such data. Upon acceptance of said estimated hours and costs by Customer, such customized data shall be provided at CSG’s then current hourly rates in accordance with Schedule F of this Agreement. CSG shall use all commercially reasonable efforts to minimize the scope, hours, costs and expenses associated therewith. Without limiting the foregoing, in any instance where either party has given a notice of termination to the other, they each agree that CSG’s obligation to provide De-conversion Services pursuant to Section 6.2(a) above shall not commence until CSG has delivered to Customer de-conversion data as a result of Customer’s first request for such data pursuant to Section 6.2(a).

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(e) CSG agrees that upon request of Customer, CSG shall provide Customer ***** (**) **** of read only access on CSG’s online system (ACP/ACSR/Vantage), and within ****** (**) **** of de-conversion Customer may request an additional ***** (**) **** ** **** **** ****** ** ***’* ****** ****** (***/****/*******). The fees for read only access ** ***’* ****** ****** shall be $*.**** *** ********** *** *****. Without limiting the rights and remedies of Customer under this Agreement, or otherwise, CSG acknowledges and agrees that CSG is a bailee of any and all data supplied by Customer, its agents or subscribers to CSG, and any data in CSG’s possession derived therefrom.

(f) CSG further agrees to perform the obligations set forth in Sections 6.2(a) inclusive of (I) and (II) hereof, and that with respect to such obligations TIME IS OF THE ESSENCE. To the extent CSG fails to perform obligations that it could have performed using commercially reasonable best efforts, the Parties agree that damages are an inadequate remedy at law and that Customer may apply for and be granted injunctive relief and/or specific performance without the need for any supersedeas or other bond or similar security in any court of competent jurisdiction. In addition, for each day that CSG fails to perform any of its obligations that it could have performed using commercially reasonable best efforts set forth in Subsections 6.2(a), (b), (c), or (e) after the day on which Customer provides CSG with written notice of such failure specifying the nature of the default/failure and following said date, CSG shall pay Customer, as Customer’s remedy, liquidated damages in the amount of ******-**** ******** ******* ($**,***) *** *** for each of the first ***** (*) **** that CSG remains in breach of its obligations in this Section 6.2; following the initial ***** (*) ****, CSG shall pay Customer ******-**** ******** ******* ($**,***.**) *** *** for each of the next ****** (**) **** CSG remains in breach of its obligations in this Section 6.2: following the initial ****** ***** (**) ****, CSG shall pay Customer *******-**** ******** ******* ($**,***.**) *** *** *** **** *** thereafter that CSG remains in breach of its obligations in **** ******* *.*. The foregoing liquidated damages, and Customer’s right to seek injunctive relief and/or specific performance shall be Customer’s sole and exclusive remedy for failure to perform its obligations set forth in *********** *.*(*)-(*); provided, notwithstanding the foregoing, either Party may, pursuant to ******* *.*(*), assert a termination of this Agreement based upon a breach of the obligations set forth in **** ******* *.*. *** ******* *********** *** ***** **** ******* ***’* ********* ** *** ********** ** ******* *.* (*), ******** ***** **** **** ********* ** ***** ** *** ***** ** **** *********, ********* *** *** ******* ** ******* **.* ******. *** ******* *********** *** ***** **** *** ********** ******* *** ***** ***** *** * ********** ********** ** *** ****** ******* **** ******** ***** ****** ** *** **** ** ****** *** *********** *** ***** ** *********** *.* (*)-(*). *** ******* ****** **** **** ***** *** ******* *** ************** ** ******** ** *** ********** ******* ******* ******** ** **** ******* *.*. ****** ***** **** ** * ******* ******* *** *******, **** ******* ***** **** **** ***** *** ***** *** ****** ****, ** ** *** *** ******* *** ************** ** ************** ** *** ********** ******* ******* ******** ** **** ******* *.*. ****** ****** ***** **** *** **** ******, *** ***** ***** ***** ** ********, ******** ** *** ***** *** ***** ** ******* **.*, ** *** *** ****, ** **** *** ******* ** ***** ******* * ****** ** ******** ******* ** **** *** ********** ******* ****** *************. ******** ************ **** *** ******* ******* ** ******** ***** **** ******* *.*(*) *** ******* ** ***’* ***** ** ***-*** ** ******* *.* *** **** *** **** *** ***** *** ***** ****** ** ******** ** ****** *** ******, ****** ** *********** ******** ** ******* **.*, ****** ** ********* ********* *** ***** ** **** ******* *.*(*).

(g) All written notification from Customer shall be pursuant to the terms and conditions of Section 12.10. To the extent CSG deems any notice received by Customer is not in compliance with Section 12.10, CSG shall notify Customer immediately of the exact nature of the deficiencies and what information is needed for CSG to perform the requested tasks.

6.3 Delivery of Items. Upon the expiration or termination of this Agreement for any reason, Customer will promptly pay CSG Undisputed fees and Reimbursable Expenses that are due, invoiced and unpaid for the Services and Deliverables provided by CSG prior to the termination. At any time (upon request by the disclosing Party) the receiving Party will, deliver to the disclosing Party all notebooks, documentation and other items that contain, in whole or in part, any disclosing Party Confidential Information used in performance of the Services.

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ARTICLE 7

INDEMNITY

7 Intellectual Property Infringement and Indemnification and Covenants

7.1.	For purposes of this section 7, a “Claim” shall mean any and all claims, suits or proceedings brought by a third party against Customer, its Affiliates and each of their respective employees, directors, officers, agents and successors and assigns (collectively “Customer” for the purposes of this section 7) so far as any one or all of them is based on an assertion that any Product or mark supplied by CSG or its Affiliates under this Agreement (i) infringes a United States copyright, (ii) infringes a United States patent issued as of the Effective Date, (iii) infringes a United States trademark, or (iv) was manufactured, sold or licensed by means of misappropriated Trade Secrets by CSG, its Affiliates or either of their agents.

7.2.	CSG shall indemnify and hold harmless Customer from and against any and all expenses, including losses, costs, liabilities and damages (including, without limitation, reasonable attorneys’ fees and expenses)(collectively “Expenses”), which are (i) awarded in any final judgment entered by a court or body of competent jurisdiction over a Claim or (ii) agreed to by CSG in any settlement resulting from a Claim, subject to the provisions set forth below in section 7.4.

7.3.	CSG, at its own expense, also shall have the sole right and obligation to defend Customer from and against any and all Claims, subject to the conditions set forth immediately below in sections 7.3.1 through 7.3.3.

7.3.1.	Customer shall notify CSG promptly in writing of any Claim and, subject to the Control Sharing Provisions below, give CSG full authority, information and reasonable assistance for the defense and settlement of such Claim; provided, however, that: (i) CSG shall not enter into a settlement of any Claim that imposes any liability or material obligation on Customer or materially prejudices Customer’s rights without Customer’s prior written consent, which consent shall not be unreasonably withheld; and (ii) CSG shall not enter into a settlement of any Claim without Customer’s written consent unless such settlement is solely for monetary payment by CSG or a third-party and contains an explicit and complete unconditional release of Customer in connection with the applicable mark or Product. Notwithstanding the foregoing, Customer’s failure to provide such notice shall not relieve CSG of its indemnification and defense obligations unless such failure materially prejudiced CSG’s ability to provide a defense to or indemnity for such Claim.

7.3.2.	To the extent that Customer (i) purchases, uses or deploys a substantial equivalent to a Product supplied by CSG under this Agreement obtained from a third party or (ii) uses or deploys a Product supplied by CSG under this Agreement in conjunction with a product or service obtained or provided by a third party (collectively “Effected Products”), the Effected Products become subject to the same Claim, and such Claim is one for which CSG has liability as set forth elsewhere in this section 7, CSG shall share authority and control over the defense of such Claim with Customer and/or such third party(ies) and shall contribute its proportionate share of the Expenses set forth in section 7.2 with Customer and/or such third party(ies). The proportionate shares of Expenses shall be determined by the parties taking into account, among other things: (i) the amount paid by Customer to CSG for the product subject to the Claim as a percentage of the total amount of infringement liability caused by the Effected Products; (ii) the amount of infringement liability caused by the CSG product subject to the Claim as a percentage of the total amount of infringement liability caused by the and Effected Products; (iii) the market share within Customer enjoyed by the CSG product subject to the Claim relative to the market share at Customer of the Effected Products (i.e., the number of CSG provided Products at issue in the Claim relative to the total number of Effect Products); and iv) any incremental value in the particular combination of products comprising the Effected Products realized by Customer. CSG and Customer shall endeavor to agree upon and retain a single counsel, in conjunction with such third party(ies), to investigate and/or defend such Claim, but the refusal or inability of such third party(ies) to agree upon and/or retain a single counsel with CSG and Customer to defend such Claim shall not relieve CSG of its obligation to share such authority, control and Expenses with Customer. In no event will CSG be responsible for contributing anything other than its proportionate share of the Expenes for a Claim.

7.3.3.	If a Claim occurs, or in CSG’s counsel’s opinion is likely to occur, Customer agrees to permit CSG, at CSG’s option and expense, to promptly either (i) procure for Customer the right to continue using the Product or mark, (ii) replace or modify the Product or mark so that it becomes non-infringing without materially adversely effecting the form, fit or functionality of the Product or mark, or (iii) if neither option (i) nor option (ii) is commercially reasonably available to CSG, accept the return of the Product and refund to Customer the amount of the fees actually paid to CSG and allocable for such Product (as depreciated or amortized by an equal annual amount over a five (5) year period from the verified shipment date of the product (collectively the “CSG Claim Options”).

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

7.4.	Except as set forth below in sections 7.4.1 and 7.4.2, CSG’s liability and other obligations which may arise under this section 7 shall not be limited by any limits of liability provisions elsewhere in this Agreement. For clarity, the limits of liability set forth in section 9.2 of this Agreement shall not apply to any liability or other obligations which may arise under this section 7 for a Claim, and CSG’s exercise of any or all of the options listed in section 7.3.2 above shall not be in lieu of, limit, or otherwise effect CSG’s liability and other obligations under this section 7 for a Claim.

7.4.1.	CSG has no liability for any Claim if the Claim is based in whole or in part upon:

(a) Third Party Software; provided, however that (i) even though CSG makes no warranty and provides no indemnity with respect to Third Party Software, CSG shall pass through all warranties and indemnities provided by any licensor of Third Party Software, and (ii) Third Party Software shall not include, and shall not be deemed to include, Embedded Third Party Software;

(b) use of the Product in combination with other items, unless (i) CSG either (A) sold the other item to Customer explicitly for use in combination with the Product, or (B) explicitly approved Customer’s use of the other item in combination with the Product; in either case as documented to Customer by CSG in writing or (ii) the specific combination would be necessary for the intended use of the product in the ordinary course of business in connection with the Product or mark supplied under this Agreement;

(c) alteration or modification of any Product or mark supplied under this Agreement, unless (i) such alteration or modification was performed or authorized in writing by CSG or CSG’s authorized agent and (ii) 7.4.1.(d) below does not apply to such alteration or modification;

(d) CSG’s compliance with written designs, specifications or instructions issued by an authorized officer or agent of Customer if, and only if, there would be no infringement but for such compliance; provided, however, that this limitation on liability shall not apply: (i) if the infringement results from such designs, specifications or instructions requiring CSG’s compliance with an industry standard or technical specification issued by a nationally or commercially recognized industry trade group, or (ii) such designs, specifications or instructions by Customer merely resulted in CSG providing functionality, features or the like already offered or supplied by CSG to customers other than Customer; or

(e) Customer’s failure to promptly install an Update provided by CSG which CSG provides in a timely manner at no cost to Customer (including and not limited to additional costs related to using such software in the manner authorized or otherwise reasonably necessary for commercial implementation of the software in the Designated Environment) and notifies Customer that the particular Update is provided to eliminate or prevent the infringement.

7.4.2.	Notwithstanding any other provisions in this Agreement, CSG shall not be liable for any Claim based on Customer’s continued use of a Product supplied under this Agreement after CSG has: (i) informed Customer in writing of CSG’s intent to implement one of the CSG Claim Options (such writing to provide Customer a commercially reasonably detailed description of how CSG intends to implement such CSG Claim Option) and (ii) offered to implement such CSG Claim Option in order to, and in a manner which would, fully meet CSG’s obligations with respect to implementing CSG Claim Options, where liability for such Claim would have been avoided by implementation of the CSG Claim Option proposed by CSG (and described in the writing to Comcast). In a case where CSG informs Customer in writing of CSG’s intent to implement the CSG Claim Option calling for return of a Product subject to a Claim, Customer shall notify CSG in writing whether it will return such Product within a commercially reasonable period of time under the circumstances, but in no event more than thirty days after receiving such written notice.

7.5.	So long as Customer is not reckless in its purchase, use or deployment of any (i) substantial equivalent of a product supplied by CSG under this Agreement obtained from a third party, or (ii) product or service provided by a third party, whether available from or sold by CSG in a substantially equivalent form or not, then: (I) CSG covenants not to enjoin Customer’s use of any such product or service by reason of any claim that any such product or service infringes or misappropriates any patent, copyright, trademark or trade secret, (II) CSG covenants not to sue Customer for its purchase, use or deployment such products prior to the entry of a final, non-appealable judgment for CSG and against the supplier(s) of such products, and (III) CSG covenants not to seek damages from Customer for its purchase, use or deployment of such products occurring prior to the entry of a final, non-appealable judgment for CSG and against the supplier(s) of such products.

7.6.	With the exception of the provisions contained in section 7.5, the rights and obligations in this section 7 shall survive expiration or earlier termination of this Agreement.

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***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THE REMEDIES SET FORTH IN THIS SECTION 7 ARE CUSTOMER’S SOLE AND EXCLUSIVE REMEDY FOR AN INFRINGEMENT CLAIM.

7.7.	Customer Indemnity. If an action is brought against CSG claiming that Customer’s Intellectual Property infringes a copyright, trademark, trade secret or patent, Customer will defend CSG at Customer’s expense and pay all damages, liabilities, costs and expenses, including reasonable attorneys’ fees and costs incurred by CSG in the infringement action, but only if (i) CSG notifies Customer promptly upon learning that a legal action has been asserted or threatened to be asserted, (ii) Customer has sole control over the defense of the claim and any negotiation for its settlement or compromise, and (iii) CSG takes no action that, in Customer’s reasonable judgment, is contrary to Customer’s interest. Customer shall have no indemnity obligation to CSG to the extent that the infringement claim results from a correction or modification not provided by Customer. THE REMEDIES SET FORTH IN THIS SECTION ARE CSG’S SOLE AND EXCLUSIVE REMEDY FOR AN INFRINGEMENT CLAIM BASED ON CUSTOMER’S INTELLECTUAL PROPERTY.

7.8.	General Indemnity.

(a)	Each party will indemnify, defend and hold harmless the other party, its Affiliates, successors and assigns from any and all third-party claims, demands, liabilities, costs or expenses, including reasonable attorneys’ fees (“Liabilities”) for any death, personal injury, or tangible property damage to the extent caused by negligent acts or omissions or willful misconduct in the performance of this Agreement, by the party causing the harm herein, its officers, employees, agents or representatives.

(b)	A party shall, with respect to any claim made against it for which general indemnification under Section 7.8 or indemnification for confidentiality breach under Article 10 is available, notify the other party in writing of the nature of the claim as soon as practicable but in no event more than *** (**) ******** **** after the party seeking indemnification receives notice of the assertion of the claim. The failure by a party to give notice as provided above shall not relieve the other party of its obligations hereunder, except to the extent that the failure materially prejudices the indemnifying party’s ability to defend or settle the claim. Upon receipt of notice, the indemnifying party shall employ counsel and assume defense of the claim. The indemnified party will have the right to employ separate counsel and to participate in (but not control or settle the dispute or admit liability without the prior written consent of the indemnifying party) any such action, but the fees and expenses of such counsel will be at the expense of the indemnified party, in the event that (a) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party; (b) the indemnifying party has been advised by its counsel in writing that there is a conflict of interest between the indemnifying party and the indemnified party (in which case, the indemnifying party will not have the right to control the defense of the action on behalf of the indemnified party) or (c) the indemnifying party has not employed counsel to assume the defense of the action within a reasonable period of time following receipt of the notice of the claim. The indemnifying party will not settle any such action without the written consent of the party being indemnified if such settlement imposes any obligation or liability upon the party being indemnified.

ARTICLE 8

REPRESENTATIONS AND WARRANTIES

8.1 Limited Warranty. CSG warrants that the Products will (i) conform to CSG’s published specifications in effect on the date of delivery, and (ii) perform in a certified Designated Environment substantially as described in the accompanying Documentation for a period of ****** (**) **** after the date of delivery. CSG warrants that, for a period of one year from the date the applicable Technical Services are performed, such Technical Services were performed in a professional and workmanlike manner. CSG provides any Third Party Software that is not Embedded Third Party Software AS IS. Other than as expressly set forth in this Section 8.1,

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***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Customer acknowledges that the Products and any such Third Party Software may not satisfy all of Customer’s requirements and the use of the Products and such Third Party Software may not be uninterrupted or error-free. CSG further warrants that it has not knowingly inserted, or knowingly allowed to be inserted, and will use all commercial efforts to prevent insertion, into the Products, Services or Recurring Services, and the medium in which the Products, Services or Recurring Services, and other materials are provided to Customer by CSG, any program, information, code and commands, including viruses, bombs, worms, backdoors or Trojan horses, (i) that are designed to cause the Products, Services or Recurring Services or any of Customer’s software or hardware systems to malfunction, self-destruct or deny services, (ii) that are designed to cause damage to or degrade performance of any computer, network, or any information, program or data contained therein, or (iii) that are designed to enable unauthorized access to any of Customer’s software or hardware systems.

8.2 Remedies. In case of breach of warranty or any other duty related to the quality of the Products, CSG or its representative will correct or replace any defective Product or, if not practicable, CSG will accept the return of the defective Product and refund to Customer the amount actually paid to CSG allocable to the defective Product, and all maintenance fees that Customer actually paid to CSG related to the defective product from the inception of the license grant. Except for CSG’s obligations set forth in Article 7, Customer acknowledges that this Section sets forth Customer’s sole and exclusive remedy, and CSG’s exclusive liability, for any breach of warranty or other duty related to the quality of the Products or Deliverables. THE REMEDIES SET FORTH IN THIS PARAGRAPH ARE SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH BELOW IN SECTION 9.2.

8.3 Exclusion of Certain Warranties. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE PRODUCTS, ANY THIRD PARTY SOFTWARE, AND THE SERVICES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY CSG, ITS AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, OR FITNESS FOR PARTICULAR PURPOSE) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED. CUSTOMER ACKNOWLEDGES AND AGREES THAT THE PRODUCTS AND SERVICES BEING PROVIDED ARE NOT WARRANTED TO BE ERROR-FREE.

ARTICLE 9

LIMITATION OF REMEDIES AND DAMAGES

9.1 Protection of Data and Property. Backup and recovery plans or backup and recovery software is not included with the Products that are located at Customer’s site(s). Any Customer documents, data and files located at Customer’s site(s) are and shall remain Customer’s property; and therefore, Customer is solely responsible for its own backup and recovery plan(s) for its data stored within the Designated Environment or utilized within such Products.

9.2 No Consequential Damages/Limitation of Liability.

EXCEPT FOR INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 7 OR , A BREACH BY EITHER PARTY OF ARTICLE 10 (CONFIDENTIALITY), UNDER NO CIRCUMSTANCES WILL EITHER PARTY OR THEIR RELATED PERSONS, LICENSORS OR VENDORS BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE.

EXCEPT FOR DAMAGES OR LIABILITIES RELATED TO SECTIONS 6.2 (TERMINATION ASSISTANCE AND CUSTOMER DATA), 7.1 THROUGH 7.7 (INFRINGEMENT INDEMNITY) OR ARTICLE 10 (CONFIDENTIALITY), IN NO EVENT WILL THE AGGREGATE LIABILITY WHICH CSG, CUSTOMER, THEIR LICENSORS OR THEIR VENDORS INCUR DURING THE TERM OF THIS AGREEMENT EXCEED (*) ****** ******* *** **/*** ******* ($**,***,***.**) FOR THE PERIOD FROM THE EFFECTIVE DATE THROUGH ******** **, ****; (**) ****** ******* *** **/*** ******* ($**,***,***.**) *** **** *** *** ******** ***** *** ******** **** (****) *** *** ******** *** (****); *** (***) *** *** ******** ***** *** ******** ****** (****) *** *** ******** ****** (****) ** ****** ********** ** *********** *** ****** ** ********* *********** ******** ** *** ********* ** *** ********** **** ***** *.**, ***** ** *** ***** ***** ******* ****** ****** ******* *** **/*** ******* *** ** **** **** *** ******* *** **/*** ******* *** **** ** *** **** *** **** ******** *****. *** ******* ***** *** ********* ******* ***** *** ** ********** ** ******. ANY CLAIMS ARISING DURING A PARTICULAR YEAR OF THE TERM SHALL BE SUBJECT TO THE APPLICABLE LIABILITY LIMITATION FOR SUCH YEAR AS DESCRIBED HEREIN.

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***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THE AFOREMENTIONED EXCLUSIONS AND LIMITATIONS OF DAMAGES SHALL BE INDEPENDENT OF, AND SHALL SURVIVE, ANY FAILURE OF THE ESSENTIAL PURPOSE OF ANY WARRANTY OR LIMITED REMEDY STATED HEREIN, AND SHALL APPLY EVEN IF THE LIABLE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9.3 Pay-Per-View Liability.

(a) *************** ******** ** *** ******** ******, ***’* ***** ********* **** ******* ** **** ***-***-**** *********** *** *** *** *** ******, *******, ****** ** ******** ******** ** ******** ******* ******** ** ********** *** ** ***’* ********** ** ***-***-**** *********** ** ********** **** ***-***-**** ****** (“*** ******”) ***** ** ******* ** *** ****** ******* ******** ******** ** ******** *** ****** ** ***’* ********** ** *** ******** ** **** ***********, ***** ********* ***** ** ******* ** *** *********** *** ***** ** ******* *.* *****.

(b) *************** ******** ** *** ******** ******, ***** *** ** ********** *** ******** **** ******* (****) ** **** ************ ** ********** **** * ***-***-**** ***** ***** **** * *** ***** (“*** *****”), ***’* ***** ********* *** *** ******, *******, ****** ** ******** ******** ** ******** ******* ******** ** ********** *** ** ***’* ********** ** ***-***-**** *********** ***** ** ******* ** *** ****** ******* ******** ******** ** ******** *** ****** ** ***’* ********** ** *** ******** ** **** ***********, ***** ********* ***** ** ** ***** ***** ****** *** ******* ******** ******* ($***,***.**) *** *** *****. ******** ******* ****** **** ***’* ********* ********* ** ********** **** *** ********** ** *** *** **** *********** *** *** ****** ****** *** ******** **** ***** *** ****** **** ******* ******** ******* ($***,***.**). ** *** ***** *** ** ********** **** **** *** ******** **** ******* (****) ************ ** ********** **** * *** *****, **** ***’* ********* ***** ** ******* ** *** *********** *** ***** ** ******* *.* *****. *** ******** ** **** ******* *.*, “*** ******” ***** *** ******* *****-**-****** ******.

(c) *** ******* ****** ****, ** *** ****** ** ********* *********** **** *** **** ***** ***** ******* (*,***,***) ****** *** ****** ****** ********* *** ***** ****** **** ** * ***** ***** **** ******* *.*, ***’* ********* ********* ***** ************ *.*(*) ***** ** *** ******* *** ***** ******** ******* ($***,***.**) *** *** ***** *** ***’* ********* ********* ***** ** ***** ******* *** ***** ******** ******* ($***,***.**) *** *** ****** ****** *** ******** ****.

(d) *** ****** **** ** *** ** ******** ** ********** **** ***’* ********** ** ***-***-**** *********** ** ********** **** **** ******* *.* ***** ** ** *** **** ** * ****** ******* ** *** ** ********’* ******* ******* **** ***. ******** **** ****** *** ** ******* ****** ***** (**) **** ** *** ********* ** *** *****(*) ****** **** ** * ***** ***** **** ******* *.*. ** ****** ****** ** *** ******** ** *** ****** **** ***** (**) *** ******, **** ******** ****** **** *** ***** **** ** ********* ********** *** ******* ******* **** ***’* **** ** ********* ********** **** ***-***-**** ********** ****** *** ****** ** *******, ** *******, ** ********* **** ****************. *** ****** ***** ********* ** ******** ***** ******* *** ******* ********* *** *** ** ***** * ********* ****. **** ******* ***** ** *** ***** ************ ********** **** ******* ** ******* *** ******** ** ********* *********** ******* **** ** *********** ** ******** **** ***** **** **** ** *** ********* *********. ******** ************ **** *** ******* ******* ** ******** ***** **** ******* *.*(*) *** ******* ** ***’* ***** ** ***-*** ** ******* *.*.

ARTICLE 10

CONFIDENTIAL INFORMATION

10.1 No Disclosure. Each Party agrees that during and after the term of this Agreement, neither the receiving Party nor any person, firm, corporation or other entity affiliated with, owned in whole or in part by, employed by or otherwise connected with the receiving Party, shall directly or indirectly, without the express written consent of the disclosing Party, divulge, use, sell, exchange, furnish, give away, or transfer in any way any Confidential Information (as hereinafter defined) of the disclosing Party, unless otherwise expressly provided for in this Article 10.

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***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

10.2 Purpose of Access. Each Party acknowledges that any Confidential Information that has been disclosed to it by the disclosing Party, or that the receiving Party has come into possession of, has been disclosed solely for the purpose of enabling the receiving Party to perform its obligations hereunder. Each Party agrees that all Confidential Information, whether provided by the disclosing Party prior to or after the commencement date hereof or that the receiving Party otherwise comes into possession of, is the exclusive property of the disclosing Party and, in addition, CSG further agrees that all of Customer’s subscribers are and shall remain customers of Customer, until or unless Customer de-converts such subscribers to another provider for whom CSG provides billing services.

10.3 Compelled Disclosure. If either Party is served with any form of process purporting to require the disclosing Party to disclose any Confidential Information to any third party, the receiving Party shall immediately notify the disclosing Party who shall, in addition to the receiving Party’s similar efforts, if any, have the right to seek to quash such process. The receiving Party shall cooperate with the disclosing party in a commercially reasonable manner to quash such process or otherwise to limit the scope of any required disclosure.

10.4 Confidential Information Defined. The term “Confidential Information” shall include, without limitation, information provided to a receiving Party by a disclosing Party that the disclosing Party designates as confidential; information provided to CSG by Customer that Customer designates as confidential; this Agreement (and all amendments thereto) and all of its terms and conditions; all manuals and training materials provided to CSG by Customer; the names, addresses, e-mail addresses, telephone numbers, government issued identifiers, and financial and payment and related identifiers of all past, present, and subsequently acquired Connected Subscribers to any product or service offered by or in conjunction with Customer, as well as all other personally identifiable information relating to such Subscribers as further defined by applicable local, state or federal regulations or law and applicable generally accepted industry standards (collectively “PII”), subject to section 10.5 below; any other information relating to any Connected Subscribers and employees, including all lists or other records containing any such information, even if such information is aggregated; and all financial, technical, business, and credit information relating to Customer, including without limitation, all market analyses and market expansion plans, all revenue and profit analyses and projections and all commission structures and statements; all technical information provided by Customer, including, without limitation, all implemented or planned product and service improvements or changes, and all information about Customer’s network configuration, plant or any equipment attached thereto; and all other information relating to the operations of Customer which was disclosed or provided to CSG or became known to CSG through its relationship with Customer; all other information not generally known to the public relating to Customer; each Party’s trade secrets, know-how, design, inventions, plan or process; information relating to its business operations, services, Products, research, and development; each Party’s vendors’ or licensors’ information and products; and all other information that the receiving Party should reasonably know from the markings or the circumstances of disclosure to contain confidential information. The obligations of confidentiality and restriction on use in this Article 10 shall not apply to any Confidential Information that:

(a) was in the public domain prior to the date of this Agreement or subsequently came into the public domain through no fault of the receiving Party;

(b) is rightfully obtained by the receiving Party from a third Party authorized to make such disclosure without restriction or being in breach of any confidentiality duty owed to the disclosing Party or an affiliate of the disclosing Party;

(c) is required to be disclosed in a judicial or administrative proceeding, but only after all reasonable legal remedies for maintaining such information in confidence have been exhausted including, but not limited to, giving the disclosing Party as much advance notice of the possibility of such disclosure as is practical so that the disclosing Party may attempt to stop such disclosure or obtain a protective order concerning such disclosure; or

(d) is independently developed by or for the receiving Party without reference to, access to, or use of the Confidential Information disclosed to it under this Agreement.

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***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

10.5 Subscriber Information. CSG hereby acknowledges that Customer has a responsibility under the law to keep PII private and confidential. CSG also acknowledges that the PII to which it will have access pursuant to this Agreement (if any) constitutes Customer Confidential Information and that CSG in no way possesses or shall gain possession of any ownership or other proprietary rights with respect to such PII. CSG acknowledges and understands that PII is subject to the subscriber privacy protections set forth in Section 631 of the Cable Communications Policy Act of 1984, as amended (47 USC Sec. 551) (“Section 631”), as well as other applicable local, state and federal regulations and laws and applicable information industry standards, provided however to the extent that Customer informs CSG of a local law expanding the foregoing definition of PII, CSG shall only be required to use commercially reasonable efforts to comply with such expanded local requirements. CSG agrees that it shall use all such information in strict compliance with Section 631 and all other applicable laws governing the use, collection, disclosure and storage and disposal of such information. CSG further agrees to restrict disclosure of such PII to those currently existing CSG sub-contractors with a need to know and who are bound by confidentiality restrictions or practices that are materially similar to those herein and shall not further disclose such information to any third Party except at the direction of or with the prior written consent of Customer. As of the Effective Date, CSG shall cause all CSG employees and newly hired sub-contractors to be bound by confidentiality provisions at least as restrictive in all material respects as those contained herein. In addition, CSG shall cause all renewals of any agreements that CSG has in place with its subcontractors to include confidentiality provisions at least as restrictive in all material respects as those contained herein. CSG shall be liable for any breach of the confidentiality provisions contained in this Article 10, regardless of whether such breach was caused by CSG and its employees or any CSG subcontractor. In addition, should a security audit conducted by Customer pursuant to Schedule N reveal that any CSG subcontractor is out of compliance with the confidentiality provisions contained in this Article 10, then Customer shall have the right to cause CSG to cease using such contractor on any matters in which such subcontractor may come into contact with any Customer Confidential Information. Customer agrees that at all times during the term of this Agreement it will comply with its obligations under all applicable privacy and other applicable laws in relation to its collection, use, and disclosure of Subscriber Information, and where required by law, Customer will either obtain the appropriate consents or provide the necessary disclosures, as applicable, from its subscribers prior to such collection, use and disclosure to CSG.

10.6 Usage Data. Confidential Information shall include any and all data relating to account activity and customer usage of products and services or other information collected from or about or otherwise regarding Connected Subscribers or a Party’s employees whether in individual or aggregate form (“Usage Data”). Such Usage Data is and shall remain the property of the disclosing Party. To the extent that a receiving Party has access to or collects such Usage Data, it does so solely on behalf of the disclosing Party pursuant to the receiving Party’s obligations hereunder and shall maintain the confidentiality of such data and shall treat in accordance with applicable law. CSG shall not use Usage Data for any purpose not in compliance with its obligations under this Agreement and shall not disclose such data, whether in aggregate or individual form, to any third party. CSG shall not collect or maintain such Usage Data except to the extent necessary to perform its obligations under this Agreement.

10.7 Security. All PII and Usage Data that is collected, stored or otherwise maintained by a receiving Party pursuant to this Agreement shall be maintained in a secure environment that meets industry standards. Any PII or Usage Data that is collected or obtained by a receiving Party must be stored and transmitted in encrypted or otherwise secure form. In the event of a breach of security of any system, website, database, equipment or storage medium or facility that results in unauthorized access to PII or Usage Data by any third party (including any employee or subcontractor of CSG that is not authorized to access such information), the receiving Party shall notify the disclosing Party promptly, and in no event more than twenty-four (24) hours, after taking any immediate measures necessary to prevent further access and make best efforts to resecure its systems as soon as possible.

10.8 Remote Access. To the extent that CSG is authorized by Customer to gain remote access to Customer’s networks or equipment for purposes of performing its obligations hereunder, CSG shall ensure that (a) such access is restricted to authorized employees; (b) it provides Customer with a list of all such authorized employees at Customer’s request; (c) such remote access is used solely for purposes of fulfilling CSG’s obligations under this Agreement; (d) such remote access is obtained through a secure connection; (e) CSG uses such remote access capability only to access equipment or software that is directly involved in CSG’s performance of its obligations hereunder and does not access any other Customer or third party systems, databases, equipment or software; and (f) comply with the provisions of Schedule N as applicable to this subsection. Upon Customer’s request, CSG will provide updates on the results of periodic security audits of its access system and methods and will change authentication elements periodically to maintain the integrity and security of CSG’s access as long as such access and change does not cause a disruption to CSG’s business.

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***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

10.9 No Publicity. Except for disclosures required by law or outlined herein, each Party will submit to the other all public disclosure(s), advertising and other publicity matters relating to this Agreement in which the other Party’s name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied, and will not publish or use such advertising or publicity matters without the express prior written approval of the other Party Regardless of anything to the contrary herein, CSG may, without the prior written consent of Customer, make reference to the existence of this Agreement and use Customer’s name and mark on CSG’s customer reference lists, in CSG’s newsletters, in CSG’s disclosure documents submitted to the SEC and posted on EDGAR, and on the websites of CSG or its parent company. The Parties agree that CSG shall provide Customer the redacted version of this Agreement and related documents to be filed with the Securities Exchange Commission and filed on EDGAR and allow Customer no less than ******-**** (**) ***** review prior to CSG’s filing.

10.10 Destruction/Return of Information. Upon the expiration or termination of this Agreement and payment of Undisputed Fees or charges, or during the Term of the Agreement, upon the disclosing Party’s request, the receiving Party shall return all Confidential Information to the disclosing Party or at the disclosing Party’s option, destroy or return all Confidential Information upon such timetable as may be mutually negotiated in good faith by the parties, but in any case no more than ****** (**) **** of the date of implementation of such return or destruction activities. Upon completion of such activities, the receiving Party shall provide, a written certification signed by an officer of the receiving Party, certifying that all Confidential Information in all formats, including without limitation, paper, electronic and disk form, and all backup copies thereof, have been returned or destroyed, as the case may be. The requirements of this Section 10.10 shall not be applicable to the extent necessary to be retained by a Party in the performance of its obligations expressly provided for herein, provided, that such information shall be returned or destroyed in compliance with this section upon completion of any such additional performance.

10.11 Indemnity Injunctive Relief. Each party will indemnify, defend and hold harmless the other party and its respective Affiliates, and respective directors, officers, employees and representatives from and against all claims, damages, losses , liabilities, costs, expenses and reasonable attorneys’ fees arising out of such party’s breach of any portion of this Section 10. Each Party understands and agrees that the other Party will suffer irreparable harm in the event that the receiving Party of Confidential Information breaches any of its obligations under this Section 10 and that monetary damages will be inadequate to compensate the non-breaching Party. In the event of a breach or threatened breach of any of the provisions of this Section 10, the non-breaching Party, in addition to and not in limitation of any other rights, remedies or damages available to it at law or in equity, shall be entitled to seek a temporary restraining order, preliminary injunction and/or permanent injunction in order to prevent or to restrain any such breach by the other Party.

ARTICLE 11

EQUITABLE RELIEF AND MEETINGS

11.1 [Intentionally left blank]

11.2 Equitable Relief. Nothing in this Agreement will prevent either Party from seeking interim injunctive relief against the other Party in the courts having jurisdiction over the other party.

11.3 Meetings. The Parties will jointly develop a formal process for reporting and tracking software problems (“Incident Reports”), and the reporting of them to Customer on no less than a monthly basis. The Parties shall also meet monthly to discuss and coordinate operational and other issues arising from this Agreement, anticipated operational and business needs of the Customer, and, if applicable, any proposed changes to the Designated Environment. The Parties further agree to meet once in every calendar year to review the Designated Environments and discuss any proposed changes thereto.

11.4 [Intentionally left blank]

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11.5 Arbitration

Any controversy or claim arising out of this Agreement, or the existence, validity, breach or termination thereof, whether during or after its termination or expiration, will be finally settled by arbitration in accordance with the Commercial Arbitration Rules of American Arbitration Association (“AAA”), as modified or supplemented under this Section 11.5.

(a) To initiate arbitration, either Party may give the appropriate notice at the Regional Office in *** ****, *** ****. *** *********** ***** **** ******* ** ***** (*) ***********, *** ********** ********* ** **** ***** *** * ***** ******* ********** ********* ** *** *** (*) *********** ********** ** *** *******. Any communications between a Party and any appointed panel will be directed to the AAA for transmittal to the panel. The panel shall have the authority to order production of documents and deposition of Party witnesses as may be reasonably requested by either Party or the panel itself. The Parties expressly agree that the arbitrator or panel will be empowered to, as to either Party’s request, grant injunctive relief. *** ******* ******* ***** **** ** *** ****** ********** ********, ** *********** ***** ***** ** **** ******** ** **** ******* **.* ****** *** ******* *** ****** (***) **** ** *** ***** ********* ** *** *****.

(b) The arbitral award will be the exclusive remedy of the Parties for all claims, counterclaims, issues or accountings presented to the panel. The award will (i) be granted and paid in U.S. dollars exclusive of any tax, deductions or offset, and (ii) include interest from the date the award is rendered until it is fully paid, computed at the maximum amount allowed by applicable law. Judgment upon the arbitral award may be entered in any court that has jurisdiction thereof. *** ********** *****, **** ** ******** ******** ** ********* *** ******** ***** **** ** ******* ******* *** ***** **** ******* *** ***********.

ARTICLE 12

GENERAL TERMS AND CONDITIONS

12.1 Reporting

(a) Status Reports: Upon Customer’s request to the Comcast Strategic Business Unit (“SBU”), CSG shall prepare a written status report, in a format to be mutually agreed to in advance, to Customer detailing the status of the any or all outstanding Statements of Work issued pursuant to this Agreement. The status report shall enumerate any problems that may adversely affect the progress of the Deliverables from such Statements of Work and shall contain such additional information as mutually agreed upon by the Parties. In addition to providing current schedule estimates of project completion or milestone achievement, status reports shall provide an accurate and timely accounting of all billable expenses incurred and billable labor hours expended for each outstanding Statement of Work. Status reports shall be provided in printed form as well as in a widely used word processing and /or spreadsheet or database format such as Microsoft Excel or Access as appropriate to the structure of the reports and as the Parties mutually agree. Delivery schedules for such status reports shall be mutually agreed upon at the time of Customer’s request.

(b) Project Book: Upon Customer’s request to the SBU, for projects with an estimated cost exceeding *** ******* ******** ******* ($***,***.**), CSG shall, at its sole cost and expense, maintain a project book in a format to be mutually agreed upon in advance, which shall contain: (1) the names, titles, and business addresses of CSG’s personnel managing services related to a Statement of Work issued pursuant to this Agreement; (2) a copy of the Statement of Work; (3) a copy of status reports for such Statement of Work; (4) documentation and manuals developed as part of the Statement of Work; and (5) any other data in CSG’s possession substantially pertinent to the progress and/or status of the Statement of Work, such as confidentiality agreements, subcontracts, amendments, or Change Orders relating to the Statement of Work. Delivery schedules for such project books shall be mutually agreed upon at the time of Customer’s request. The project book shall be the property of Customer and shall be provided to Customer upon request.

12.2 Survival. Termination or expiration of this Agreement shall not impair either Party’s then accrued rights, obligations, liabilities or remedies. Notwithstanding any other provisions of this Agreement to the contrary, the terms and conditions of Sections 1.3, 1.4, 1.5, 1.7, 2.1, 3.5, 3.7, 3.9, , 5.2, 6.1 (d), (e) and (g), 6.2, 6.3, Articles 7 through 12, and Schedules A, B (sections 8, 9 and 10), F, I and J and N shall survive termination or expiration of this Agreement.

12.3	Intentionally Left Blank.

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12.4 Independent Contractor

(a) CSG warrants and agrees that it is engaged in an independent business and that it and its employees and agents will perform under this Agreement as independent contractors and not as agents or employees of Customer; and that it will maintain complete control over performance by its employees, agents and subcontractors. Customer is not liable for debts or expenses incurred by CSG, its employees, agents and subcontractors. Nothing in this Agreement or any subcontract shall create any contractual relationship or liabilities between any agent or subcontractor and Customer. CSG shall be responsible for its own acts and those of its agents, employees and subcontractors in connection with performance of this Agreement.

(b) CSG will be solely responsible for all matters relating to payment of its employees, including compliance with workers’ compensation, unemployment, disability insurance, social security withholding, and all other federal, state and local laws, rules and regulations governing such matters. CSG and its employees are not entitled to unemployment insurance benefits as a result of performing under this Agreement unless unemployment compensation coverage is provided by CSG. CSG is responsible for and shall pay all assessable federal and state income tax on amounts paid under this Agreement. CSG shall be solely responsible for its safety, the safety of its employees, its subcontractors and agents, and its general work area while on CSG’s premises. Each Party shall be solely responsible for the acts and omissions of their respective employees, subcontractors and agents while on the other’s premises

12.5 Subcontractors. CSG shall provide Customer written notice prior to subcontracting any obligations hereunder. Such requirement shall not apply to purchases of incidental, standard commercial supplies or raw materials, including services necessary in the performance of duties under the Agreement. Notwithstanding the preceding, CSG shall have the right to engage consultants, supplemental staffing, or individual or independent contractors to perform any Services CSG deems necessary, without providing notice to Customer. However, CSG agrees to indemnify, defend and hold Customer harmless against any and all losses and/or damages incurred by the Customer arising from such third party’s acts or omissions subject to the limitations contained herein as though such contractors were employees of CSG.

12.6 Force Majeure. Neither Party will be liable for any failure or delay in performing an obligation under this Agreement that is due to causes beyond its reasonable control, including, but not limited to epidemics, earthquake, lightning, failures or fluctuations in electrical power or telecommunications equipment, accidents, floods, acts of God, the elements, war, civil disturbances, acts of civil or military authorities or the public enemy, acts or omissions of any common carrier, strikes, labor disputes, regulatory restrictions, restraining orders or decrees of any court, changes in law or regulation or other acts of government, transportation stoppages or slowdowns or the inability to procure parts or materials; provided, Customer’s obligations relating to fees or payment relating to specific Products, Services or Recurring Services shall be forgiven to the extent such events interfere with Customer’s use of any such Products, Services or Recurring Services. These causes will not excuse Customer from paying accrued Undisputed amounts due to CSG through any reasonably available lawful means reasonably acceptable to CSG.

12.7 Assignment. Neither Party may assign, delegate or otherwise transfer this Agreement or any of its rights or obligations hereunder without the other Party’s prior approval, which shall not be unreasonably withheld. Any attempt to do so without such approval will be void. Notwithstanding the foregoing, Customer and CSG may assign this Agreement, upon notice to the other, to a related or unrelated person in connection with a transfer of all or substantially all of its stock or assets to a third party, and Customer and CSG hereby consent to such assignment in advance. Notwithstanding anything to the contrary provided herein, in the event CSG makes an assignment to a Customer Competitor as defined in Section 6.1 (d), Customer may exercise the termination rights as provided in 6.1 (d).

12.8 Source Code Escrow. Customer is a beneficiary to CSG’s Master Preferred Source Code Escrow Agreement attached hereto as Schedule I (“Source Code Agreement”) with the third party escrow agent Data Securities International, Inc. (“DSI”). CSG shall, at CSG’s sole cost and expense, place and maintain the Products and the software used by CSG and identified in Exhibit A, in source code form, together with all appropriate supporting materials (collectively, the “Deposit Materials”), in trust with DSI and, except as expressly provided in the following sentence, shall provide Updates to the Deposit Materials within fifteen (15) days of the first and sixth months of each calendar year at CSG’s sole cost and expense. Notwithstanding the above, CSG agrees to deposit Updates to the code necessary to provide the ACP Services on a monthly basis at CSG’s sole cost and expense. In the event that CSG (i) files for

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protection under Chapter 7 of the bankruptcy laws of the United States of America or takes other steps to liquidate its assets for the purposes of discontinuing its business or (ii) ceases to provide maintenance and support for any of the software listed in Exhibit A of the Source Code Agreement, (each of the foregoing, a “Release Condition”); then, Customer may request a release of the applicable Deposit Materials related to the Product(s) and/or Service(s) sufficient to allow Customer to maintain services for Customer’s cable systems that utilized the applicable, software or services.

12.9 Construction and Interpretation. Each Party hereto acknowledges that it was represented by counsel in connection with this Agreement and the transactions contemplated herein, that it and its counsel reviewed and participated in the preparation and negotiation of this Agreement and the documents and instruments to be delivered hereunder, and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or the documents and instruments to be delivered hereunder. This Agreement constitutes the entire agreement between the Parties and supersedes any and all written or oral prior agreements and understandings regarding the matters herein, including, and not limited to, the Prior Agreements. Each Party has not relied on and will not rely on, and each Party is not liable for or bound by, any express or implied warranties, guaranties, statements, representations or information pertaining to the matters herein, excluding those warranties which are set forth elsewhere in this Agreement. This Agreement may not be modified except in a writing signed by the Parties. Any attempted oral modification of this Agreement shall be void.

12.10 Notices. Any notice or approval required or permitted under this Agreement will be in writing and will be sent by facsimile, courier or mail, postage prepaid, to the address specified below or to any other address that may be designated by prior written notice. Any notice or approval delivered by facsimile (with electronic confirmation) will be deemed to have been received the day it is sent. Any notice or approval sent by courier will be deemed received one day after its date of posting. Any notice or approval sent by mail will be deemed to have been received on the 5th business day after its date of posting.

If to Customer:	If to CSG:
Comcast Cable Communications	CSG Systems, Inc.
Management, LLC	9555 Maroon Circle
One Comcast Center	Englewood, CO 80112
Philadelphia, PA 19103-2838
Tel: (***) ***-**** Fax: (***) ***-****	Tel: (***)***-**** Fax: (***) ***-****
Attn: Chief Information Officer	Attn: President with a copy to General Counsel
e-mail: ***_*****@**********.***
With a copy similarly addressed to General Counsel Comcast Cable Communications Management L.L.C.

12.11 Binding Authority. No amendments, modifications, or other changes and additions to this Agreement, including, and not limited to, SOWs, LOAs will be effective, binding and enforceable against Customer, unless such are approved in advance, in writing or other manner mutually designated by the Parties, by Customer’s Contract Administrator. The Contract Administrator shall initially be **** *********, **** *********, ******* ***, or as otherwise designated by Customer to CSG in accordance with Schedule P.

12.12 [Intentionally Left Blank]

12.13 Miscellaneous. Any waiver or modification of this Agreement will not be effective unless executed in writing and signed by the Party to be charged. Any attempted oral modification of this Agreement shall be void and of no effect. This Agreement will be governed by and interpreted in accordance with the laws of New York, U.S.A., to the exclusion of its conflict of laws provisions. The Parties agree that the United Nations Convention on Contracts for the International Sales of Goods is specifically excluded from application to this Agreement. If any provision of this Agreement is held to be unenforceable, in whole or in part, such holding will not affect the validity of the other provisions of this Agreement.

12.14 Counterparts and Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same Agreement. A document signed scanned and transmitted electronically and verifiably is to be treated as an original and shall have the same binding effect as an original signature on an original document.

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12.15 Schedules and Attachments. The following Schedules and Exhibits are attached and incorporated herein, and each reference herein to the “Agreement” shall be construed to include the following:

Schedule A – Definitions

Schedule B and associated Exhibits – Product License, Maintenance and Support

Schedule C and associated Exhibits – Recurring Services

Schedule D – Designated Environment(s)

Schedule E and associated Exhibits – Technical Services

Schedule F – Fees

Schedule G – Interim Letter Agreement

Schedule H – Support Services for the Products

Schedule I and associated Exhibits – Master Preferred Escrow Agreement

Schedule J – Outstanding Statements of Work

Schedule K – Guidelines for Passer and Transfer Program Requests

Schedule L – Performance Standards and Remedies

Schedule M – De-conversion Examples

Schedule N and associated Exhibits – Partner Connection Requirements

Schedule O – Intentionally Left Blank

Schedule P – Customer Authorization Schedule

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties have executed this Agreement the day and year first above written.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“Customer”)		CSG Systems, Inc. (“CSG”)

By:	/s/ Andrew J. Baer	By:	/s/ Robert M. Scott
Name:	Andrew J. Baer	Name:	Robert M. Scott
Title:	SVP & CIO	Title:	EVP & Chief Operating Officer
Date:	July 10, 2008	Date:	July 10, 2008

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Schedule A

DEFINITIONS

“ACH Funds” shall have the meaning as set forth in Exhibit C-3(e).

“ACP Services” shall have the meaning as set forth in Exhibit C-1.

“ACP System” shall mean CSG’s ACP billing and management information system and related software.

“Acquiring Entity” shall have the meaning as set forth in Schedule G

“Additional Products” shall have the meaning as set forth in Schedule B.

“Additional Services” shall have the meaning as set forth in Exhibit C-3(a).

“Additional Terms” shall have the meaning set forth in Section 1.2.

“Advanced ESP” shall have the meaing as set forth in Exhibit C-2.

“Advanced ESP Statement” shall have the meaing as set forth in Exhibit C-2.

“Affiliate(s)” shall have the meaning set forth in Section 1.6.

“Agreement” shall have the meaning as set forth in the Preamble.

“Application” shall have the meaning set forth in Exhibit E-10.

“Basic Services” shall have the meaing as set forth in Exhibit C-3(a).

“Business Requirements Specification Document” or “BRD” shall have the meaning set forth in Schedule E.

“Bundle Release” shall mean any major Update of the ACP code released to CSG’s customers including any other Product or Service Update incorporated into such release.

“Care Express Services” shall have the meaning as set forth in Exhibit C-4.

“Change Order” shall have the meaning as set forth in Section 3 of Schedule E.

“Comcast” shall have the meaning as set forth in the Preamble.

“Comcast Strategic Business Unit” or “SBU” shall have the meaning set forth in Schedule H.

“Concurrent Users” shall have the meaning set forth in Schedule B-2.

“Confidential Information” shall have the meaning as set forth in Section 10.1.

“Connected Subscriber” shall mean an active subscriber as identified in the subscriber master file and ledger activity report on the last processing day of a processing month. ** * ***** ** *************, ** *** ***** **** * ******** ** ********* **** **** *** ******* (*.*. ***** *** ***) ** * ****** ********** ******* ** *** **** ********** *** ** * ********** *****, **** ******** ***** ** ******* ** *** (*) ********* **********. *******, ** *** ***** **** * ******** ** ********* **** **** *** ******* (*.*. ***** *** ***) ** *** ******** ********** ******** ** *** **** ********** *** ** * ********** *****, **** ******** ***** ** ******* ** *** (*) ********* ***********. ******** ************ **** ***** ***’* ********

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********** ******** (“***”), ******** ********** ******** *** ******** ** *** **** ** * ******** *** ******* ** **** ******** ********** ******** ** ******** ** ******** ******** ***** ******** ** **** ********. ** ** *******, ** *** ***** **** * ******** ******* ** ******* **** **** *** ******* (*.*. ***** *** ***) *** **** ******* ** **** * ******** ********* (********** ** *****) ********* *** **** *******, **** ******** ***** ** ******** ***** *** ** ** *** ** ** *** ******** ********** ******** *** ********* ***** ** ******* ** *** (*) ********* ***********.

“CSG” shall have the meaning as set forth in the Preamble.

“CSG’s Intellectual Property” shall mean the trademarks, service marks, other indicia of origin, copyrighted material and art owned or licensed by CSG and maintained in CSG’s public library that may be used in conncection with (i) designing, producing and mailing Advanced ESP Statements or Enhanced Past Due Notices, or (ii) designing, producing and operating Care Express.

“CSG Property” shall have the meaning as set forth in Section 2.1(a).

“Custom Development” shall mean any Deliverable provided in the form of Software that is independently developed from the Product.

“Customer” shall have the meaning as set forth in the Preamble.

“Customer Data” shall mean any and all documents, data, files or other information provided to CSG by Customer, its subscribers, or other third parties on behalf of Customer, or its subscribers, including and not limited to compilations, summaries or the derivative information processed, created or maintained by CSG relating thereto. ******* ******** *** *********, ******** **** ***** ******* *** ********** ****** **** (********* **** ******, ******** *** ******* ******), ********-******** ******* (********** ******** ****** *** ****** (**) **** *********** ***** ** *** ******* ** **** *******), ***** ****** ****, *** *** ***** ******* **** ** ***** **** ** *** ** ****** ** ********. ******** **** ***** ** *** ***** ****** *** **** *** ********* ******* ** ********.

“Customer’s Intellectual Property” shall mean the trademarks, service marks, other indicia of origin, copyrighted material and art owned or licensed by Customer that CSG may use in connection with designing, producing and mailing Advanced ESP Statements, Enhanced Past Due Notices or otherwise performing CSG’s obligations pursuant to this Agreement.

“Customer Property” shall have the meaning as set forth in Section 2.1(b).

“Data” shall have the meaning set forth in Exhibit C-3(e).

“Deconversion Services” shall have the meaning set forth in Section 6.2.

“Deliverable” shall mean any Work Product which is, has or must be delivered to Customer pursuant to a mutually executed Statement of Work.

“Design Statement of Work” or “D-SOW” shall have the meaning set forth in Exhibit E-6.

“Designated Environment” shall have the meaning set forth in Section 7 of Schedule B.

“Disbursements” shall have the meaing as set forth in Exhibit C-2.

“Disposing Entity” shall have the meaning set forth in Schedule G.

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“Disputed” shall mean disputed in good faith and in accordance with the Parties’ established invoice dispute procedure as may be mutually agreed to by the Parties from time to time. To the extent an invoice or fee is not Disputed in accordance with this definition, such invoice or fee shall be considered “Undisputed.”

“Documentation” shall mean the published user manuals and documentation that CSG may make generally available for a Product.

“EBP Subscribers” shall have the meaning as set forth in Exhibit C-3(a).

“Effective Date” shall have the meaning as set forth in the Preamble.

“Embedded Third Party Software” shall mean software which forms an integral part or is otherwise fundamental to the core functionality of the CSG Product(s).

“Enhanced Past Due Notices” shall have the meaing as set forth in Exhibit C-2.

“Enterprise License” shall have the meaning as set forth in Schedule B.

“Enterprise Products” shall have the meaning as set forth in Schedule B.

“Initial Project Analysis or “IPA” shall have the meaning set forth in Exhibit E.

“Term” shall have the meaning as set forth in Section 1.2.

“Interface” shall have the meaning set forth in Schedule E.

“Interim Agreement” shall have the meaning as set forth in Exhibit C-1.

“Katz Technology” shall have the meaning as set forth in Schedule B.

“Letter of Authorization” or “LOA” shall have the meaning set forth in Schedule E.

“Macros” shall mean computer generated on-line transactions which allow Customer to select numerous transactions with a single command.

“One-Time Credit Card Processing Services” shall have the meaning as set forth in Exhibit C-3(c).

“Party” and/or “Parties” shall have the meaning as set forth in the Preamble.

“Print and Mail Services” shall have the meaing as set forth in Exhibit C-2.

“Prior Agreements” shall mean a (a) certain Restated and Amended CSG Master Subscriber Management System Agreement entered into by and between CSG Systems, Inc. and AT&T Broadband Management Corporation the 10th day of August 1997 as amended, and (b) a certain Subscriber Billing Services Agreement entered into by and between First Data Resources, Inc. and Comcast Cable Communications, Inc. on 1st day of January, 1992 as amended, (c) a certain Auto-Check Refund Processing Agreement that was executed by and between CSG and AT&T Broadband Management Corporation on December 27, 1996, and (d) a certain CSG Master Subscriber Management Agreement entered into by and between CSG Systems, Inc. and Comcast Cable Communications Management, LLC on March 17, 2004.

“Product(s)” shall mean the software products set forth in Schedule B, including (i) the machine-readable object code version of the software related to the products identified in Schedule B, whether embedded on disc, tape or other media; (ii) the Documentation; (iii) any applicable Updates, (iv) any Embedded Third Party Software and (v) any copies of the foregoing.

“Recurring Credit Card Processing Services” shall have the meaning as set forth in Exhibit C-3(d).

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“Recurring Services” shall have the meaning as set forth in the Recitals.

“Refund Check” shall have the meaning set forth in Exhibit C-3(e).

“Refund Services” shall have the meaning set forth in Exhibit C-3(e).

“Reimbursable Expenses” shall have the meaning as set forth in Section 5.1.

“Required Equipment” shall have the meaning as set forth in Section 5.6.

“Residential Voice Services” shall have the meaning set forth in Exhibit C-5.

“Risk Management Services” shall have the meaning set forth in Exhibit C-3(b).

“Screen Scraping” shall mean selecting multiple fields from CSG’s online screens and populating an application or database on Customer’s end.

“Service Request Form” shall have the meaning set forth in Exhibit E.

“Services” shall mean the Recurring Services and Technical Services, along with any other CSG services provided by CSG to Customer under the Agreement.

“Software” shall mean software code and computer programs provided by CSG to Customer, including without limitation any Products, Updates or Deliverables. Unless specifically stated to the contrary, Customer shall only be entitled to receive Software in machine-readable object code.

“Source Code Agreement” shall have the meaning as set forth in Section 12.8.

“Statement of Work” shall have the meaning as set forth in Schedule E.

“Subscriber Information” shall have the meaning set forth in Section 10.5.

“Subscriber Statements” shall have the meaing as set forth in Exhibit C-2.

“Successor-In-Interest” shall mean any party now or hereafter controlled or under common control with a Party.

“Supplies” shall have the meaing as set forth in Exhibit C-2.

“Support Services” shall have the meaning as set forth in Section 4 of Schedule B.

“System Sites” shall have the meaning as set forth in Section 5.6.

“SYS PRIN” shall have the meaning set forth in Section 6.2.

“Technical Services” shall have the meaning as set forth in Section 3.2.

“Third Party Software” shall have the meaning set forth in Schedule B.

“Transfer Amount” shall have the meaning set forth in Exhibit C-3(e).

“Transferred Subscribers” shall have the meaning as set forth in Exhibit C-1.

“Unclaimed Funds” shall have the meaning set forth in Exhibit C-3(e).

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“Updates” shall mean the fixes, updates, upgrades or new versions or any other major and minor enhancements of the Products, Services or Documentation that CSG may make generally available to its customers as part of its standard support services (the “Updates”).

“Vendor” shall have the meaning set forth in Exhibit C-3(b).

“Wired Funds” shall have the meaning set forth in Exhibit C-3(e).

“Work Product” shall have the meaning as set forth in Section 3.9.

“Workstation” shall mean a computer on which the Product is installed.

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Schedule B

PRODUCT LICENSES, MAINTENANCE AND SUPPORT

1. Overview

Products licensed by CSG to Customer pursuant to this Agreement are for the purpose of facilitating and supplementing the Recurring Services provided by CSG to Customer under this Agreement. Usage of the Products licensed herein shall be at the sole discretion of the Customer, provided that such usage is in conjunction with the Recurring Services provided by CSG. Except as expressly set forth in Section 12.8, Customer and CSG agree that CSG will not provide any access to the source code for any licensed Software provided pursuant to this Agreement or any Prior Agreement.

2. Licenses.

2.1 Enterprise Products License. Upon delivery of the applicable medium (or media) containing the Products identified on Exhibit B-1 (“Enterprise Products”), or in cases where Customer obtains access to the Enterprise Products via a server, upon (i) installation of the server at Customer’s site; or (ii) access is provided to the server located in CSG’s facilities, CSG grants Customer a non-exclusive, nontransferable license to (a) access the Enterprise Products located on the servers in CSG facilities, in object form only and only for the Customer’s own internal purposes and business operations with the Recurring Services, and (b) reproduce, distribute and use an unlimited number of copies of the Enterprise Products, in object code form only and only for Customer’s own internal purposes and business operations with the Recurring Services (“Enterprise License”). CSG acknowledges that Customer received and obtained access to certain Enterprise Products under the Prior Agreements. With respect to such Enterprise Products CSG hereby grants Customer the license set forth in this Section 2.1. Except as expressly set forth in Section 8 below, Customer may use the Enterprise Products only on Workstations on the Customer’s premises or otherwise under the control of Customer, which shall include an Affiliate or a subcontractor which Customer has an agreement for the provision of services. All Enterprise Products shall have no usage restrictions governing the number of Customer’s end users accessing and using the software at any time during the term of this Agreement.

2.2 Additional Products License. Upon delivery of the applicable medium (or media) containing the Products identified on Exhibit B-2 (“Additional Products”), or in cases where Customer obtains access to the Additional Products via a server, upon (i) installation of the server at Customer’s site; or (ii) access is provided to the server located in CSG’s facilities, CSG grants Customer a non-exclusive, nontransferable license to (i) access the Additional Products located on the servers in CSG’s facilities, in object code form only and only for Customer’s own internal purposes and business operations with the Recurring Services, and (ii) reproduce and use the Additional Products set forth on Exhibit B-2, in object code form only and only for Customer’s own internal purposes and business operations with the Recurring Services. Unless otherwise agreed to in writing by the Parties, the Additional Products will have a designated restriction on the number of Customer’s end users who may access and use the software at any given moment of time (“Concurrent Users”). In the event that Customer exceeds the maximum number of Concurrent Users designated for any Additional Product, CSG will notify Customer of the excess user situation and Customer will have 30 days to correct the anomaly. CSG agrees that only Customer’s end users will be included in the concurrent user counts and that any of Customer’s personnel performing testing, administration, training, or other non-recurring functions will not count toward the concurrent user count. CSG acknowledges that Customer received and obtained access to certain Additional Products under the Prior Agreements. With respect to such Additional Products, CSG hereby grants Customer the license set forth in this Section 2.2.

2.3 Future License Grants. From time to time during the term of this Agreement, the Parties may execute one or more Amendments to this Agreement modifying the quantity of existing Products licensed by Customer and/or adding new Products to Customers licensed Expanded Product set or Additional Product set. Upon delivery of the applicable medium (or media) containing the Products or, in cases where Customer obtains access to the Products via a server, upon (i) installation of the Software on the server at Customer’s site; or (ii) access is provided to the server located in CSG’s facilities, CSG shall grant to Customer a license to use such Product pursuant to this Section 2 of this Schedule B. CSG shall deliver such Products to Customer and invoice Customer for the Products granted via such Amendment in accordance with the delivery and payment provisions contained within the Amendment.

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2.4 Affiliates. CSG agrees that any licenses granted hereunder may be extended to any Affiliate of Customer on the terms and conditions of this Agreement, without additional charge. Any such Affiliate shall be added to this Agreement as an additional licensed user; provided such Affiliate’s use of the licensed Products is in conjunctions with its use of the ACP Services.

2.5 Documentation. CSG grants to Customer a license to use and make copies of Software Documentation at no cost for its use. CSG grants Customer the rights to post Documentation on its Intranet for access by Customer personnel with a need to know provided the Documentation is treated as Confidential Information in accordance with Article 10. Customer agrees that all copies of Software Documentation made by Customer shall retain CSG’s copyright notices and proprietary markings.

3.0 Updates

3.1 CSG shall use commercially reasonable efforts to provide Customer Bulletins for Updates to the Products and Services ****** (**) **** prior to the general release date of such Updates but in no event less than ******** (**) **** prior to the general release date.

a.	****** ********. ***** ** *** ****** *******, ** ******** ** *** ****** (**) **** ***** ****** *** ******** ** *** ** *** *********, *** ***** ******* ******** **** ** ********** ******** (**) **** ***** ******* ******. ****** ******** (**) **** **** ***’* ******* ************, ******** ***** ****** *** ** ******* ** *** ******* ** ***** *** ****** *******. *******, *** ****** *** ** ************* ** ********* ****** ** *** ***** ***** * ***** ******* **** *** * ****** ******* ** *** ******** ***** ***** ** *** ****** *** ********** *** (*) **** ************ ** ******** ******** ** **** ******* *.*. “******** *****” ***** **** **** ********’* ********* *********** ***** ****** ****** *** **** **-**** *************, ******* ********* (****) *** ***** *****. ** ******** ***** ************ ** *** ******* *******, ******** **** ******* ** ******* *** ******** ******** ******* ****. ** *** **** *** ******* ****** ** * ********* ***** *** ******** *** ******* **** **** ******** ***** ** *** ********** ** *** ******** (**) ****, **** **** ** ****** ***** ** ****** ********** ** *** ******* ******* **** ** ********.

b.	*********** *******. *** ******* ******* ***** **** *** **** ******* ******** (*) ****** (**) **** ***** ****** ** ******* ******* ***** (“****”); *** (**) ********** ******* ****** ** *** ********* *********** ******* **** *** ********** ******** **** **** ** ****** ** ******** *** *** ***********. ** * ********* *********** ****** ***** * *********** ******* *** ********, *** **** *** ************ ********** ******* ** **** **** **** ****** ** ********** **** *********** ****** ** *********** ********.

3.2 CSG agrees that any new Software or Product that they make available for general release providing functionality previously existing in a Customer licensed or utilized Product or Software will be made available as an Update to Customer at no additional cost to Customer. Notwithstanding the foregoing, Updates shall not include, and CSG may charge Customer for any functionality that did not previously exist in any Customer licensed or utilized Software or Product; provided such new functionality is generally made available as a separately priced item and CSG continues to support and maintain the Customer licensed or utilized Product or Software which does not contain such new functionality. Customer will not be charged for any new Software or Product versions provided pursuant to the Maintenance and Support services described below or the Support Services agreement, attached hereto as Schedule H.

4. Maintenance and Support

4.1 Subject to payment by Customer of the fees set forth in Schedule F and the terms set forth in Schedule H, CSG will provide Customer its standard support and maintenance of the current version of each licensed Product (excluding any customization) (“Support Services”). Included in the Support Services is support of the then current version of the licensed Products via CSG’s Product Support Center and Updates. CSG shall provide Support Services for as long as Customer continues to pay the maintenance fees associated therewith, subject to the requirements of Section 4.2 of this Section 4.

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***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

4.2 If Customer is not utilizing the Products in a certified Designated Environment or Customer has added third party applications, Customer shall be responsible for making all necessary modifications to such third party applications to ensure they function properly with the Updates. Custom software modifications are not included in Support Services as Updates, but shall be set forth in a Statement of Work and covered as Technical Services under Section 3.2. The Support Services do not include (i) customization to any Product, or (ii) maintenance and support of any customization or any other third party software. The maintenance and support for third party products is provided by the licensor of those products. Although CSG may assist in this maintenance and support with front-line support, CSG will have no liability with respect thereto and Customer must look solely to the licensor.

4.3 CSG will not be required to (i) develop and release Updates, (ii) customize Updates to satisfy Customer’s particular requests, or (iii) obtain updates or enhancements to any third party product. Subject to Section 3.2, Updates to any Software or Service do not include any upgrade or new version of the Software or Services that CSG decides, in it sole discretion, to make generally available as a separately priced item.

4.4 CSG may provide training and education Services to Customer upon request from time to time for the fees set forth in Schedule F or as agreed upon in a Statement of Work.

5. Third Party Software. Customer acknowledges that certain commercially available third party software and documentation may be procured by Customer through CSG (“Third Party Software”) and that, in cases where such Third Party Software is not Embedded Third Party Software, Customer’s rights and obligations with respect thereto are subject to the license terms that might accompany such Third Party Software. The fees, if any, for such Third Party Software that may be procured through CSG are set forth in Schedule F. Customer shall execute reasonable and customary documents that such vendors may require enabling CSG to deliver the Third Party Software that Customer elects to procure through CSG. To the extent Third Party Software is procured through CSG, and provided CSG has the necessary rights, CSG shall pass through all warranties and indemnities provided by any licensor of any such Third Party Software. Customer may be required to procure other third party software in the Designated Environments for the Products licensed by Customer from someone other than CSG and Customer shall be responsible for any and all fees related thereto. CSG makes no warranty and provides no indemnity with respect to such Third Party Software procured through CSG; provided, however, any Embedded Third Party Software shall be subject to all agreements, covenants, indemnities and other undertakings made by CSG relating to the Products. Third Party Software that is not Embedded Third Party Software is listed in Schedule D and shall not be considered “Products” for purposes of this Agreement. Maintenance and support for Third Party Software, if any, are provided by the licensor of those products. Although CSG will assist with front line support, CSG will have no liability with respect thereto and Customer must look solely to the third party licensor. Nothing herein will prevent Customer from purchasing such Third Party Software and technology directly from the third parties.

6. Third Party Licenses. CSG may provide Customer with Software, commercially available third party software and Services subject to patent or copyright licenses or sublicense that third parties, including Ronald A. Katz Technology Licensing, L.P., have granted to CSG (“Katz Technology”). Customer acknowledges that Customer receives no express or implied license or other rights under the Katz Technology other than the right to use the Software, commercially available third party software and Services, as provided by CSG. Any modification of or addition to the Software, third party software or Services or combination or use thereof with other software, hardware or services not made or provided by CSG is not licensed under this Agreement, expressly or impliedly, and may subject Customer and any third party supplier or service provider to an infringement claim.

7. Designated Environment. “Designated Environment,” means the current combination of other computer programs and hardware equipment that CSG specifies for use with the Products as identified by CSG in Schedule D. Customer (or any third parties permitted in accordance with Section 11 below) will use commercially reasonable efforts to keep their hardware and software in conformance with the Designated Environment specifications that CSG may provide from time to time in accordance with this Section 7. Customer shall receive no less than ******** (**) ****** prior written notice for any changes to the hardware and/or software that Customer is required to maintain in order to use or access any of the Products or Services solely related to (a) operating system, or (b) in CSG’s Products or Services which are solely under CSG’s control. **** ******* ** *** ***** ******** ***/** ******** ********** ** *** ********** *********** *** ******** ** ***** *** ******** ** *** ** ****** *** ** *** ******** ** ******** ***** *** ******** ** *** **** * ***** *****, *** ***** ******** ** ******* **** ******** ***/** ******** ** *** **********

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

*********** ***** **** ******** *** ** ****** ********* ** **** ***** *****. CSG agrees to promptly notify Customer upon learning that a third party vendor will cease supporting any particular hardware or software. CSG shall have no obligation to give prior notice to Customer of changes to the Designated Environment that do not require Customer or their Subscribers to upgrade its computer programs or hardware equipment unless such changes would necessitate training of Customer’s customer service representatives, in which case at least ****** (**) ***’* notice shall be given to Customer.

8. Restrictions. Customer agrees that it shall not: (i) reverse engineer, decompile or disassemble any Software; (ii) sell, lease, license or sublicense any Software; (iii) publish any results of benchmark tests on the Software; (iv) use the Software to provide any service to or on behalf of any third parties in a service bureau capacity, except to third parties purchasing Customer cable systems, as further provided in Exhibit C-1(3) (“Acquiring Entity”); (v) use, or permit any other person to use, the Software to provide any service to, on behalf of, or for the benefit of, any unrelated third party (except an Acquiring Entity); or (vi) permit any other person (except an Acquiring Entity) to use the Software, whether on a time-sharing, remote job entry or other multiple user arrangement. Use, duplication or disclosure by the U.S. Government or any of its agencies is subject to restrictions set forth in the Commercial Computer Software and Commercial Computer Software Documentation clause at DFARS 227.7202 and/or the Commercial Computer Software Restricted Rights clause at FAR 52.227.19(c).

9. Third Party Access. *************** *** ************ *** ***** ** ******* *(**) *****, *** ************ *** ****** **** ******** *** *** ********* ******* *** ****** ** **** ***** ******* ****** *** *** ****** ** *** ******** ***/ ****** *** *** ****** *** ****/***** ********** *** ******* ********* *** *********** ********* (“***** ***** ******”), *** ** **** ** ***** *** ********* ****** ***** ** ********’* ***** ***** **** ******* ** *** ** ******* **** *** *** **********. *** ****** ******** ** **** ***** ***** ******, ******** **** (*) ******** ***** *** ********** ********* *********** **** **** ***** ******* ** ******* *** ************ ******** ****** ** ***’* ********; (**) **** ***** *******’ *** ** *** ******** ** ******** ** ********** **** *** *********** ********* ** **** *********; *** (***) ******** ** *********** *** *** **** ** ********* ** **** ***** ******* **** ******* ** ***** *** ** *** ******** ***, ****** ** *********, ****** *** **** *** ******** ******* *** *** *** ****** ***/** ******* ******** ** *** ******* **** **** ***** *****’* **** ** *********. ** ********, *** ***, ** *** **** **********, ******* *** ***** ***** ** ******* * ******** ******** *******, ***-********** *** *************** *********, ***/** ***** ***** ****** ********* **** *** ***** **** *** ****** ******** ******* ** *********** ****, ******** ********’* ******** ********* ** ******* **** ***** ***** ******, *** ******** ************ ********** *** ********* ***** *** ********** **** *** ** **** *********** **** ***** ******* **** ******** *** ******* ********. ** *** ***** *** ******** *** ***** ***** ** ******* * ******** ******** *******, ***-********** *** *************** *********, ***/** ***** ***** ****** *********, ******* ***** *** ** **** ****** *** *** ******* ** *** ***** *****. *************** *** *********, *** *** ****** **** ***** ***** ********** *** ********* ***-**, ************** ** ******* **** *** ***** ******** *** ********** ********** **** ***’* ****** ***** ********** **** **** ***** ***** ******; *** *** ***** **** ********** ********** ******* ** ******** *** ****** ** **** *** ***** ** ** ***** ** **** ***** ***** ******* ****** ******** ** *** ********** ** **** ******* *.

10. Compliance with Export Controls. CSG and Customer acknowledge that there are U.S. export control laws and regulations that prohibit or restrict (i) transactions with certain parties, (ii) the type and level of technologies and services that may be exported, and (iii) the conduct of transactions involving foreign parties. Such laws include, without limitation, the U.S. Foreign Corrupt Practices Act, the Export Administration Act, the Arms Export Control Act, the International Economic Emergency Powers Act, and all regulations issued pursuant to these and other applicable U.S. laws (the “Export Laws”). CSG agrees that it will be solely responsible for, in compliance with the applicable Export Laws, providing all notices to and making all filings with any U.S. governmental authority that may be required with respect to Customer’s and/or the Outsourcing Vendors’ export of the Export Approved Products to, and access, use or receipt of the Services from, the Export Approved Countries (“Filing Requirements”). Except with respect to the Filing Requirements, Customer agrees to comply with all applicable Export Laws in connection with Customer’s and/or the Outsourcing Vendors’ use of the Products and Services under this Agreement. With respect to Customers’ obligation to comply with applicable Export Laws (other than the Filing Requirements), CSG agrees to provide reasonable assistance to Customer by providing all necessary information, documentation, materials and technical data regarding the Products and Services to Customer, promptly

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***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

upon such a Customer’s request, where such Customer reasonably determines that its receipt of such information, documentation, materials and/or technical data regarding the Products and/or Services is necessary in order to enable it to comply with applicable Export Laws. Further, each Customer agrees that it shall not export or re-export Export Approved Products to a foreign country that is not an Export Approved Country without the prior written consent of CSG. Outsource Vendor shall mean third party service providers of Customer located in any foreign country listed on Exhibit B (1) (a). Export Approved Countries and Export Approved Products shall mean those countries and CSG Products identified in Exhibit B (1) (a).

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT B (1) (a)

EXPORT APPROVED PRODUCTS AND EXPORT APPROVED COUNTRIES

Foreign Countries	Products
***** ****	*****
******	***** (***-*******)
******
*****
***********

****** ******** ******* *** ********* ******** ** ******* *******:

1.      ***

2.      ***** ********

3.      ***** **** **** (***)

4.      ******** *********

5.      ***** **********

6.      ********* (***)

7.      ******* **********

8.      ****** ************

9.      **** **********

10.    ****

11.    *** / **

12.    ******* ***********

13.    ********* *******

14.    ****** *********

15.    ******** ********* ******

16.    ****** *******

17.    *** / ***

18.    *** ********** (***, *****, ****), */*/*
**** *** ******

19.    ******** *****

20.    ******** **** *******

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***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit B-1

ENTERPRISE PRODUCTS

Subject to the terms and conditions of the Agreement, Customer licenses the following Products (as further described below) from CSG as Enterprise Products without any limitations as to the number of users.

Product Name

Advanced Customer Service Representative® (ACSR®)

Advanced Customer Service Representative® (web enabled) (ACSR® (web enabled))

ACSR® module for High Speed Data

ACSR AOI

ACP for Voice (ACPV)

CSG AESP Message Link (EML)

CSG Desktop Solution Bundle

CSG Event Notification Interface (ENI)

CSG Product Configurator (PC)

CSG Vantage®

CSG’s Vantage® Near-Real Time (VNRT)

Customer Interaction Tracking® (CIT®)

CSG Order Work Flow (OWF)

CSG Receipt Storage

CSG Statement Express®

CSG Screen Express®/Message Express®

CSG Workforce Management®

CSG Workforce Management (Citrix web-enabled)

CSG TechNet®

CSG SmartLink®

CSG SmartLink®BOS

CSG Workforce Express Global Positioning Sytem (GPS)

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***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Product Descriptions

Advanced Customer Service Representative® (ACSR®). ACSR is a graphical user interface for CSG’s ACP service bureau subscriber management system. ACSR significantly reduces training time and eliminates the need for CSRs to memorize transactions and codes. CSRs instead may access reference tools, help screens and subscriber data. ACSR enables accounts to be serviced by the same CSR and permits CSRs to communicate with one another through a self-contained message system. ACSR is designed so that module-based functionality such as CIT can be added as needed.

ACSR® (web enabled). ACSR (web-enabled) will permit Customer to utilize the ICA technology to migrate application software from the desktop to a “server-based” environment. The ICA technology enhances the functionality of ACSR and ACSR-related desktop call center applications (including ACSR module of High Speed Data, ACPV, CIT, Screen Express, and Statement Express) by allowing Customer to utilize these applications via the web.

ACSR® module for HSD. The ACSR module of HSD allows customers, through the graphical user interface, to access subscriber information on ACP as it relates to customers’ offering of high speed data services.

CSG AESP Message Link (EML). EML is a reporting tool, which is a statement messaging tool that offers selectivity from the CSG Vantage database.

ACP for Voice (ACPV). ACPV provides customer management, service ordering and fulfillment and usage processing for telephone and high speed data subscribers. Video, telephony and high speed data services may be managed by a single customer management package. Included in ACPV are the Graphic User Interface to support customer management, the Service Delivery System, the Usage Handling System and Application Administration. ACPV also supports development of interfaces and APIs to provide interfaces to external service elements and providers.

ACSR AOI. ACSR AOI is an application object interface that allows third party applications to be used with ACSR.

CSG Vantage®. Vantage is a database that enables customers to evaluate product and service performance, conduct customer analysis and lifetime values, and transform raw data into real-time reports and graphs.

Customer Interaction Tracking® (CIT®). CIT is a module offered with ACSR that provides enhanced methods for tracking the interaction with the customer base. It provides note taking functionality as well as an interaction history feature that allows specific actions to be recorded in a transaction history log. CIT also allows for the scheduling of customer call backs. These call backs can be reviewed by management as well as moved between CSR’s.

CSG Desktop Solution Bundle. CSG Desktop Solution Bundle is an enhanced desktop solution bundle which consists of the following CSG applications:

Application Integration Tool (AIT) – AIT provides the ability to dynamically add application into ACSR through a standard configuration process. In addition it allows applications to be accessed either through the ACSR toolbar, or a menu drop down list.

CSG Order Workflow (OWF) – Provides the ability to reduce the number of screens a call center agent navigates to add an order in ACSR. This includes support for upgrades, transfers, and new connects in the form of an order wizard, and configurable edits to ensure the order process can be effectively managed.

Enhanced Call Routing Messaging (ECR) – Enhanced Call Routing Messaging provides the capability to create messages that pop based upon the ECR attributes identified within the business rules engine and allows for site configuration to target specific messages based upon those attributes.

Enhanced Campaigns Configuration Tool – Enhanced Campaigns Configuration Tool provides system sites the capability to more effectively administer campaigns in the Enhanced Campaigns system.

CSG Product Configurator (PC). CSG Product Configurator is a centralized application supporting the definition of attributes required to operate and customize products that are sold and delivered within a CSG Customer’s business. PC provides a common point of configuration for products and offers.

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***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Platform Features:

The features are defined, for the purposes of this amendment, as limited to residential configuration of data for customers utilizing the Product Configurator.

Business Unit Definition – Refers to the establishment of business unit hierarchies and the associated biller type, and corporate structure. The business unit further segments enterprise configuration for price plans within products and offers. When Offers are created at the various business unit levels the offer, product and price plan properties can be inherited to child business units directly associated within the hierarchy. The inherited offers have some flexibility that allow local business units to manipulate information such as charge, and rules.

Product Definition – Refers to defining product metadata within the Product Configurator user interface. This includes naming conventions, type, LOB definition and marketing definition. The Product model also includes associations with price plans which contain specific billing charges.

Price Plan Definition – Refers to the container defined for the charges that may be associated to a product. The price plan includes definition, availability dates, delivery capabilities, rate plan association and marketing definition. The Price Plan model also allows various charge types to be associated with the price plan to include service, install, and deposit.

Data Element Extensions – Refers to the ability to extend a product to support user entered attributes such as PIC choice for a voice line or a password for voice mail. Configured attributes will be returned through the associated web services.

Charge Types – Refers to the billing relationship associated with the charges that are mapped to a specific billing code defined within the biller type model for a specific business unit. At the enterprise level, price plans can be suggested and overwritten by the local level if they do not match a pre-existing service code structure. Charge types have been created to map to existing constructs that are currently deployed for CSG.

Bundle Structures – Refers to the association of products in a grouped fashion that can be extended to offers and consumed through the relationships established within its specific definition. The UI includes a ‘drag and drop’ function that enables the users to quickly associate defined product structures into a grouped bundle that can then be extended to offers.

Offers – Offers is the configuration of defined products and bundles in a marketable entity that can be sold through a variety of channels. The Offer constitutes the sellable parameters that have been defined in both the product and bundle structures established within PC. This includes name, date, tags, weight, calculated starting at price, availability dates, and marketing information. In addition the offer structure is defined through min / max values associated with the products in that offer as well as inclusion / exclusion rules associated with the product relationships.

Offer Rules Engine – Refers to the specific typed rule associated with an offer that ensure the correct offer is extended to the proper channel when known customer attributes are passed. The rules engine can create rule fragments which consist of defined elements that can be attached to the rule designer and used to filter a specific rule. The rule fragment can be created to include information from external sources through defined xpath statements.

Serviceability – Refers to the delivery of products based on specific serviceability parameters that exist at the billing units. When associated to a product, the serviceability parameters act as another filter within an offer to ensure products are not extended to markets that do not have the proper delivery capabilities defined.

Data Projects – Refers to the way updates are managed in the Product Configuration tool. Through data projects users have the ability to modify specific configuration elements and ensure those entities are traced through a log and edits are not made that are not supported. Changes within the data project are persisted within a defined queue and can be accessed by billing system ‘connectors’.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Distribution Server – Refers to the publication of configured data elements to the billing system. Today, the distribution server is a defined ‘connector’ that publishes events that have been configured in the PC database to the CSG biller. Additional billing integration efforts can be completed once rationalization occurs if so required.

External Biller Support – Refers to the tables that can be configured from the Product Configurator and published to the respective billing systems. Joint rationalization will be necessary between CSG and Customer around configuration that is included in the PC reference model. The CSG tables have been tested and can be passed to the distribution server.

Offer Management Web Service – Refers to the contract that is exposed from Product Configurator that delivers the offers filtered from the rules engine. The Customer Order Capture GUI will leverage this web service to present products, pricing, and offers.

CSG Event Notifcation Interface (ENI) - The Event Notification Interface enables ACP to send downstream event notifications for real-time updates, nightly cycle updates, and cycle-generated notifications. Event notification includes activity-based changes to the attributes associated with the following ACP files: Account, Customer, Customer equipment, Equipment inventory, Item, Job, Location, and Order.

CSG Statement Express®. CSG Statement Express electronically stores, retrieves and prints an Advanced ESP statement exactly as it appears to subscribers, including customized statement messages and advertisements. CSG Statement Express works in either a stand-alone capacity or integrated with ACSR.

CSG Screen Express®/Message Express®. Integrated with CSG ACSR and the call center’s ACD telephony switch, CSG Screen Express provides incoming call/ACSR screen synchronization at the CSR workstation. In addition, CSG Screen Express provides basic software-based operations of the CSR’s physical telephone.

CSG Workforce Management®. CSG Workforce Management is a client-server application for routing and dispatching activities that receives and updates work orders from CSG’s ACP billing systems and assigns work orders to technicians based on each technician’s skills, location and availability.

CSG Workforce Management® (Citrix web-enabled). CSG Workforce Management is a client-server application for routing and dispatching activities that receives and updates work orders from CSG’s ACP billing systems and assigns work orders to technicians based on each technician’s skills, location and availability. By using CSG Workforce Management in a Citrix web-enabled environment, Customer will be able to utilize ICA technology to migrate application software from the desktop to a server-based environment. The ICA technology enhances the functionality of CSG Workforce Management by allowing Customer to utilize the application via a web browser.

CSG TechNet®. CSG TechNet integrates with CSG Workforce Management to allow field technicians to receive and manage work orders on a wireless device without dispatcher assistance.

CSG Receipt Storage. CSG Receipt Storage provides a means for CSG TechNet® customers to store and manage the data contained in the receipt generated from CSG TechNet when a subscribers signs on the handheld computer, including an image of the actual signature. Receipt data is retained for a minimum of 1 year and a maximum of 10 years. Additionally to retrieve receipt information CSG provides a browser based search tool that allows users to retrieve receipts from long term storage and download the receipt in .pdf format for printing, email, etc.

CSG SmartLink®. CSG SmartLink is an upstream activities based XML interface that provides a mechanism for Customer to use the open standards of the eXtensible Markup Language (XML) to communicate with core CSG systems (e.g., ACP). The XML technology allows Customer to build applications using these open standards. Message based XML is used for communicating upstream to core CSG systems. The data communications method for the CSG SmartLink interface is TCP/IP. Customer can use either CSG’s External Integration Protocol (EIP) or HTTP to organize, request and reply records on the TCP/IP data stream. CSG provides Customer with the CSG SmartLink Interface Specification and the XML document type definitions (DTDs) for each defined XML exchange. XML requests sent by Customer must use the DTDs as supplied by CSG and validate successfully against those DTDs.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

CSG SmartLink® BOS. CSG SmartLink BOS is an upstream XML interface that enables Customer to integrate its applications to the CSG Customer Care and Billing (CC&B) system. The interface utilizes business logic technology to route transactions, make business decisions based on input and response data, and helps to expedite requests and responses. Message based XML is used for communicating upstream from Customer’s application to the CSG CC&B. The data communications method for the CSG SmartLink BOS interface is TCP/IP. Customer can use either CSG’s External Integration Protocol (EIP) or HTTP to organize request and reply records on the TCP/IP data stream. CSG provides Customer with the CSG SmartLink BOS Interface Developers Guide and the XML schemas for the business functions supported by the interface. XML requests sent by Customer must use the schemas as supplied by CSG and validate successfully against those schemas.

CSG’s Vantage® Near-Real Time VNRT. CSG’s Vantage® Near-Real Time reporting application will provide updates from the order, job, item, subscriber, scheduling calendar, voice, outage detection, and equipment systems. CSG will build out the Near-Real Time tables for Customer’s access. Additional Near-Real Time data feeds from ACP will also be made available through future software releases including, but not limited to house updates.

CSG Workforce Express Global Positioning System (WFX GPS). CSG WFX GPS provides the location of a technician in relationship to jobs in real-time on a routing and dispatch map for those customers who have purchased Workforce Management®. Also included is real-time report of stops and details of each collected global positioning point. The solution is easy to set-up, deploy and requires no additional training of your workforce to utilize. CSG WFX GPS is supported on Nextel phones as well as vehicle mounted black boxes.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit B-2

Additional Products

And CAPACITY

Subject to the terms and conditions of the Agreement, Customer licenses the following Products (as further described below) from CSG as Additional Products with the associated Concurrent User restrictions:

Product Name	Concurrent User Limit
**** ***	** ******* *

*****: ******** ** ****** **** **** *** ** ******** ** **** ******* *-* *** ******** *** ************* *** ********* ** *** ******* ** ** **********. ****** ****** (**) **** ** *** ********* ** **** ********* ******** ****** ** ****** ** ******* *** ******* *** *** ****** **** ** ***** ** ****** ****** *********** **** *** *** ******* *** *** ******* ** **** ******* *-*.

The foregoing licenses are restricted to one csg application per server or distribution server and any additional applications shall be subject to the fees in schedule f of the agreement.

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Schedule C

RECURRING SERVICES

Subject to the terms and conditions of the Agreement, including but not limited to the applicable Exhibit, if any (as identified below), upon the request of Customer, which it may make at its sole election, CSG shall perform the following Services (as further described below) for Customer in accordance with Customer’s request:

The Advanced Convergent Platform for video and high speed data (ACP®)	Exhibit C-1

Print and Mail Services/Advanced Enhanced Statement Presentation® ( (AESP®).	Exhibit C-2

Electronic Payment Services (Paybill Advantage®)	Exhibits C-3(a)

Risk Management Services (Equifax)	Exhibit C-3(b)

Credit Card Authorization (1 Time)	Exhibit C-3(c)

Credit Card Authorization (Recurring)	Exhibit C-3(d)

Account Updater Processing	Exhibit C-3(e)

Care Express Services	Exhibit C-4

Residential Voice Services	Exhibit C-5

Account Hierarchies which provides customers with a basic hierarchical infrastructure where accounts can be linked together in a hierarchical manner to support multiple lines of business as well as Business-to-Business accounts. Multiple groups will be created that connect subservient accounts across an entire business organization.

Operational and Systems Management Services as required for Customer’s use and fully functional operation of the following Enterprise Licensed Products, including system administration, database administration, network administration and engineering to ensure a stable, scalable, highly performing hardware and software platform/environment:

•	Advanced Convergent Platform for Voice (ACPV)

•	ACSR AOI

•	Advanced Customer Service Representative® (ACSR®)

•	Advanced Customer Service Representative® (web enabled) (ACSR® (web enabled))

•	ACSR® module for High Speed Data

•	CSG Vantage®

•	CSG Vantage® Near- Real Time (NRT)

•	Customer Interaction Tracking (CIT)®

•	CSG Order Work Flow (OWF)

•	CSG Statement Express®

•	CSG Screen Express®/Message Express®

•	CSG Workforce Management®

•	CSG Workforce Management (Citrix web-enabled)

•	CSG Workforce Express Global Positioning System (GPS)

•	CSG Product Configurator (PC)

•	CSG TechNet®

•	CSG Smart-Link

•	CSG Smart-Link/BOS

•	CSG Event Notification Interface (ENI)

•	CSG Desktop Solution Bundle

Implementation/Conversion Services and Fees. CSG shall provide installation, implementation, and conversion services for the foregoing pursuant to a mutually agreed upon SOW executed by the parties in connection with Customer’s conversion of any Connected Subscribers added by mutual agreement of the Parties to CSG’s data processing system subsequent to the execution of this Agreement (the “Implementation/Conversion Services”), if any, for the fees set forth in Schedule F.

3/12/04

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Exhibit C-1

Advanced Convergent Platform (ACP)

1. ACP Services. Customer may elect from time-to-time to purchase from CSG, and upon said election CSG shall provide certain data processing services, applications and other video, high speed data and Residential Voice services (“ACP Services”) for any of Customer’s Connected Subscribers using CSG’s ACP system as designated by Customer. The ACP Services will provide Customer with an on-line terminal facility (not the terminals themselves), service bureau access to ACP processing software, and other mechanical data processing services as more specifically described in the published manuals related to ACP. Customer’s personnel shall enter all payments and non-monetary changes on terminal(s) located at Customer’s offices, or provide CSG payment information on magnetic tape or electronic record in CSG’s format. The Parties acknowledge and agree that the published manuals describing the ACP Services are subject to ongoing review and modification.

2. Implementation/Conversion Services and Fees. CSG shall provide installation, implementation, and conversion services pursuant to a mutually agreed upon SOW executed by the parties in connection with Customer’s conversion of any Connected Subscribers added by mutual agreement of the Parties to CSG’s data processing system subsequent to the execution of this Agreement (the “Implementation/Conversion Services”), if any, for the fees set forth in Schedule F.

3. Deconversion Services and Fees.

(a) Deconversion to an Alternate Billing Vendor. If Customer changes billing services for Connected Subscribers to an alternative vendor CSG will provide Customer with all Customer Data and all deconversion services and/or termination assistance (described in Section 6.2 of the Agreement) requested by Customer in connection with such subscribers. Such deconversion services and/or termination assistance will be provided to Customer at the rates set forth in Section 6.2 of the Agreement, or otherwise as set forth in Schedule F solely to the extent an appropriate rate or fee relating to such activity is not set forth in Section 6.2.

(b) Disposition to an Acquiring Entity. If Customer sells, transfers, assigns or otherwise disposes of any Connected Subscribers to an Acquiring Entity (“Transferred Subscribers”), CSG will provide Customer with all Customer Data and all transition assistance (described in Section 6.2 of the Agreement) reasonably requested by Customer in connection with such Transferred Subscribers. If the Acquiring Entity is a party to a Third Party CSG Agreement and agrees to have the Transferred Subscribers processed under such agreement, then the Connected Subscribers being processed shall be transferred to such Third Party CSG Agreement effective upon the date of transfer. However, in the event the Acquiring Entity is not being processed under a CSG Master Subscriber Management System Agreement, or such Acquiring Entity does not agree to have the Transferred Subscribers processed under its Third Party CSG Agreement, Customer agrees to execute, and have such Acquiring Entity execute, a separate agreement governing the Acquiring Entity’s access to and use of CSG’s Products and Services prior to the provision of any services under this paragraph (3) in a form substantially similar to the letter agreement attached hereto as Schedule G (“Interim Agreement”). CSG is under no obligation and has no responsibility to accommodate the transfer of any subscribers from the Customer to the Acquiring Entity until this Interim Agreement has been fully executed by all parties.

(c) Payment. All amounts due under this Paragraph 3 shall be due and payable ****** (**) **** after the deconversion of any such Connected Subscribers from the ACP Services. In all cases, CSG will provide all Customer Data in CSG’s possession in standard deconversion format (including available historical data) unless another format is reasonably requested by Customer and Customer agrees in the applicable SOW or LOA to reimburse CSG for any additional out-of pocket costs associated therewith.

4. Disaster Recovery Program. CSG agrees to comply with its disaster recovery program attached hereto as Attachment A.

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5. Non-Production ACP Services Upon Customer’s request, CSG agrees to provide, support, and maintain up to ** additional SysPrins for use by Customer in training, testing, and other non-production activities at no additional cost to Customer. Such SysPrins will have data processing functionality equivalent to those SysPrins used to provide the production ACP Services described in section 1 of this Exhibit. Each test SysPrin shall be limited to a maximum of *** ******** (*,***) subscriber accounts before per subscriber monthly service fees are assessed in accordance with Schedule F for subscriber counts in excess of *** ******** (*,***).

6. Restrictions. Customer acknowledges and agrees that transactions executed from a single Customer terminal Monday through Friday, between the hours of 10:00 a.m. (CST) and 4:00 p.m. (CST) which are the result of Macros or Screen Scraping, will be subject to a reduction to an acceptable level by CSG if a threshold of **** ******* (***) on-line transactions within a ******* (**) ****** period is reached by that particular terminal. However, such transactions shall not be terminated; rather, CSG will reduce the number of transactions completed within a ******* (**) ****** period not to exceed **** ******* (***) on-line transactions.

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Attachment A to Exhibit C-1

CSG Systems, Inc. Business Continuity/Disaster Recovery Plan

CSG Business Continuance strategy maintains written business continuity plans (BCP) that describe a pre-planned sequence of events to ensure the continuation, recovery, and restoration of all business-critical business functions in the event of a business disaster. A Business Disaster shall mean any unplanned event that results in the loss of a facility, facility access, or processing of critical operations within the facility for an extended period of time. Business-critical functions (computer resources, networks, processes, and facilities) are those which, if not operating, would cause significant adverse impacts upon the services or products provided by CSG Systems, Inc. to its clients. These business-critical recovery plans are exercised periodically according to CSG’s BCP strategy.

For BCP and disaster recovery purposes, CSG Systems, Inc. has categorized all business-critical functions into one of three critical recovery windows. These windows are referred to as Minimum Acceptable Recovery Configurations (MARC I, MARC II, MARC III), with each MARC being defined according to a specific period of time as follows:

•	All MARC I business functions are required to be operational from a BCP standpoint within ** ***** after declaration of a business disaster.

•	All MARC II business functions are required to be operational from a BCP standpoint between *** ***** and *** ***** after declaration of a business disaster.

•	All MARC III business functions are required to be operational from a BCP standpoint between *** ***** and *** ******-*** after declaration of a business disaster.

In the event of a declared disaster, affecting Customer data, CSG will provide Customer with BCP coverage as follows for the following products and services:

MARC I

•	*** *** **** **** ******

•	***** **********

•	****** **** ************* (*** **** *** *********) ********

•	********** ******* ******** (******* *********)

•	********** ******** **********

•	**** ********** ********

•	*** *** **** ******** *** **************

•	*** ***®

•	****** *********

•	********* *********

•	**** ***** **********, ********* ******* *** *****

•	**** ********

•	********** *******

•	**** **** ************

•	**** & *********** **********

•	******** ****** ******* (******** ************ *** **** ****** ****** **********).

•	*** ***

•	***

•	********* ***

•	*** *****-***** *****-****
•	*** *****-**** ***

•	****** ******* ********* *********

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•	********* ********** ********

•	*** ********* *******

•	***** *** **** ********

•	**** *******

•	******* ******* ******

MARC II

•	*** ********* **********®

•	*** ********* ********** (****** ***-*******)

•	*** *******®

MARC III

•	*** ******* ®

•	*** ****** *******®/******* *******®

•	*** ********

CSG will maintain adequate BCP plans for each of the products and services listed above, and will test those plans on an annual basis for accuracy and adequacy.

******** **** ********* (“***”). *** ***** **** *** ****** ** **** **** ******* ******* *** ******** *********** *** *** **** *** *******, ******* ** *********** ** ******** ** * ******* *****. *** *** ** ** *** ********* ****** ** *** ********** ******* ********** ******** ************* (****) *** *** ***** ******* ** *******.

******** ***** ********* (“***”). *** ***** **** *** ******* ** *** *** *** **** ** **** *** ******* *** ********* *** *********. *** *****-**** *** *** *** ***** ******* ** ** *****. *******: *** * **** * *******, ** *** ******** ******* ** ******, *** ******* ***** ** ********* ** ***, *** *** **** ***** ** ** ** ******.

******** *********. *** ******** ********* ***** ****, ***** *** *********** ** * ********, *** ********* *** ******* **** **** *** ******** ******** **** ** *** ******* **** ***** *** *********** ** * ********. ***’* ******** ********* ** ** ******** *** ******* ** *********** ********* *********** ****** *** ******* **** ******* *** **** ** **** ** ****** ********** ** *** ******* ****. *** ********* ** ********** ******** **** ** ********** ** * ****-**-**** *****, *** *** ****** ********* ** ***-***** ***** * ********.

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Exhibit C-2

Print and Mail Services

1. Services. Customer may elect from time-to-time to purchase from CSG, and upon such election CSG shall provide, certain services relating to Customer’s requirements for the printing and mailing of monthly statements to Customer’s Connected Subscribers for any of Customer’s Connected Subscribers using CSG’s ACP system. (the “Print and Mail Services”).

2. Postage. CSG shall purchase the postage required to mail statements to Customer’s subscribers (“Subscriber Statements”), notification letters generated by CSG, past due notices and other materials mailed by CSG on behalf of Customer. Customer shall pay CSG for all postage expenses incurred in the performance of the Print and Mail Services in accordance with Schedule F.

3. Reserved.

4. Enhanced Print and Mail Services.

(a) Advanced Enhanced Statement Presentation® Services. CSG may from time to time at the request of Customer develop a customized billing statement or use any previously existing billing statement format developed for Customer under a SOW (the “Advanced ESP® Statement”) for Customer’s subscribers utilizing CSG’s advanced enhanced statement presentation (“Advanced ESP”) services. The Advanced ESP Statements may include CSG’s Intellectual Property and/or Customer’s Intellectual Property with Customer’s prior written permission. “Customer’s Intellectual Property” means the trademarks, service marks, other indicia of origin, copyrighted material and art owned or licensed by Customer that CSG may use in connection with designing, producing and mailing Advanced ESP® Statements and performing its other obligations pursuant to this Agreement. Customer may revoke the preceding rights upon reasonable notice to CSG in writing. Notwithstanding the foregoing, Customer may use the customized billing statement format and image, including electronic and physical copies, for any internal business purpose or function they may require at no additional cost.

(i) Development and Production of Advanced ESP® Statements. CSG will perform the design, development and programming services related to design and use of the Advanced ESP Statements which will contain Customer’s and CSG’s Intellectual Property and for the fees set forth in Schedule F. CSG will create the Advanced ESP Deliverables set forth in a separately executed Statement of Work.

(ii) Supplies. CSG will suggest and Customer will select the type and quality of the paper stock, carrier envelopes and remittance envelopes for the Advanced ESP Statements (the “Supplies”). CSG shall purchase Customer’s requirements of Supplies necessary for production and mailing of the Advanced ESP Statements. CSG shall charge Customer the rates set forth in Schedule F for purchase of Supplies.

(b) Enhanced Past Due Notices.

(i) Development and Production of Enhanced Past Due Notices. CSG may from time to time at the request of Customer develop a customized enhanced past due notice or use a previously existing enhanced past due notice format developed for Customer under a SOW (the “Enhanced Past Due Notices”) for Customer’s subscribers. The Enhanced Past Due Notices may include CSG’s or Customer’s Intellectual Property. Customer may elect to use CSG’s generic Enhanced Past Due Notice format, any previously existing Enhanced Past Due Notice format developed for Customer under an SOW, or have CSG develop custom Enhanced Past Due Notices for Customer. If Customer elects to have CSG develop custom Enhanced Past Due Notices, CSG will perform the design, development and programming services related thereto pursuant to a Statement of Work. However, Customer acknowledges that CSG pricing is based on Customer utilizing only one paper stock format for all Enhanced Past Due Notices within a given month. Customer further acknowledges that it will provide CSG four (4) weeks prior written notice of any changes to the paper stock.

(ii) Supplies. CSG shall purchase Customer’s requirements of Enhanced Past Due Notices supplies necessary for production and mailing of the Enhanced Past Due Notices. Customer shall pay CSG the rates set forth in Schedule F for the purchase of such supplies. Unless Customer requests to use custom paper stock, CSG shall supply the type and quality of the paper stock for generic Enhanced Past Due Notices. Customer may elect to use custom paper stock for generic and custom Enhanced Past Due Notices. Enhanced Past Due Notices will be mailed in generic envelopes.

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(c) License to Work Product. CSG grants Customer a nonexclusive, nontransferable, perpetual license to use, publish, display, modify and make derivative works of any Work Product created pursuant to this Section 4 for its own internal purposes only.

5. Per Cycle Minimum. Customer must have a minimum of **** billing cycles per month, but no more than ****** ***** billing cycles per month.

6. Right of Customer’s Intellectual Property. Customer provides to CSG a non-exclusive right to use Customer’s Intellectual Property necessary to design, produce and mail the Advanced ESP Statements and Enhanced Past Due Notices, directly or indirectly, provided, that any use of Customer’s name and mark shall be consistent with any guidelines issued by Customer.

7. Deposit. Prior to the execution of this Agreement., or with respect to Customer’s conversion of any Connected Subscribers added by mutual agreement of the Parties to CSG’s data processing system subsequent to the execution of this Agreement at least ***** (*) **** prior to CSG’s commencement of the Print and Mail Services, Customer shall pay CSG a security deposit (the “Deposit”) for the payment of the expenses described in Sections 2 of this Exhibit C-2 (the “Disbursements”). The Deposit will equal the estimated amount of Disbursements for *****-**** (**) **** as determined by the Parties based upon the projected volume of applicable services to be performed monthly by CSG. If Customer incurs Disbursements greater than the Deposit, Customer shall, within *****-**** (**) **** of receipt of a request from CSG to increase the Deposit, pay CSG the additional amount to be added to the Deposit. Upon written request from Customer, CSG will return to Customer a portion of the Deposit if the monthly Disbursements incurred by Customer are less than the Deposit for ***** (*) *********** *****-**** (**) *** *******. In addition to the foregoing, CSG shall have the right to apply the Deposit to the payment of any Undisputed invoice from CSG which remains unpaid following the termination or expiration of this Agreement. Any portion of the Deposit that remains after the payment of all Undisputed amounts due to CSG following the termination or expiration of this Agreement will be returned to Customer. Customer shall not be entitled to receive interest on the Deposit while it is maintained by CSG.

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Exhibit C-3

Financial Services

1. Services. For the fees set forth in Schedule F, Customer may elect from time-to-time to purchase from CSG, and upon such election CSG shall provide, certain services relating to Customer’s requirements for the following Financial Services which may be used independently or in any combination required by Customer: One-Time and Recurring Paybill Advantage®, Risk Management Services (Equifax Interface), Recurring Credit Card Processing Services, One-Time Credit Card Processing Services, Account Updater and Cash Register Receipts as designated with reasonable notice in writing by Customer.

2. Compliance with Laws. Customer will comply in all material respects with all federal, state and local laws and regulations pertaining to consumer credit information (including, without limitation, the Fair Credit Reporting Act, 15 USC, §1681, et seq.), electronic processing and any other financial activity related to the Services, provided by CSG under this Exhibit. In the event of evidence of fraudulent activity by Customer, CSG may immediately discontinue all Services under this Exhibit.

3. Records. CSG shall maintain records of the transactions it performs under this Exhibit, but shall not be liable for any damage, loss of data, delays and errors in connection with Services provided hereunder that are beyond CSG’s reasonable control.

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Exhibit C-3(a)

Electronic Payment Services (Paybill Advantage®)

1. Electronic Payment Services. Customer may elect from time-to-time to purchase from CSG, and upon such election CSG shall provide, certain services relating to any or all of Customer’s requirements for the data processing services for the Connected Subscribers, including reasonable backup security for Customer’s data, to support electronic bill paying services as set forth in Section 2 below (the “Basic Services”) for all of Customer’s subscriber accounts that elect to utilize Customer’s electronic bill payment services (the “EBP Subscribers”), whether as a recurring service or a single non-recurring transaction as designated with reasonable notice in writing by Customer.

2. Basic Services

(a) Consumer Debits. Each EBP Subscriber will have the option to pre-authorize a debit to either their checking account or savings account each month for a predetermined date (to be selected by Customer from a range provided by CSG). CSG or, if applicable, its third party ACH Originator will be responsible for the disbursement, remittance and settlement of all funds. CSG will create and submit a pre-authorized payment disbursement file according to bank industry standards (National Automated Clearing House Association, “NACHA”, or Electronic Data Interface, “EDI”) containing a debit record for EBP Subscribers who have pre-authorized monthly debits to be made from checking or savings accounts on a day designated by Customer each month. The ACH Originator will submit to an automated clearing house data in the required form for the collection of the monthly payments from EBP Subscribers bank accounts, which will be effected on the collection date, or if that date is not a banking day, the first banking day after such date. Each debit will be submitted so as to effect the payment on the designated date.

(b) Credit of Remittances. CSG will post to EBP Subscriber’s ACP® account a payment transaction for each processing EBP Subscriber on the EBP Subscriber’s collection day

(c) Enrollment Process. Customer is responsible for obtaining EBP Subscriber enrollment information that authorizes his respective bank to post debit transactions to his respective bank checking account or savings account as required by NACHA. Customer will input relevant EBP Subscriber banking information into the ACP system. CSG will initiate an ACH prenote the day the form is processed or the day after the form is processed if the form is entered after the daily cutoff time. A daily report will be generated for the Customer each business day for which input is processed showing that a prenote has been initiated. If the prenote process produces an error, the ACP system will automatically update the EBP Subscribers’ payment status to reflect an error and add the error to a daily report. If the error was correctable by the receiving depository financial institution, the ACP system will automatically update the information on the ACP system. The first debit will be initiated on the appropriate date to effect the debit on the Customer’s predetermined date.

(d) Automatic Pre-Authorized Payments. CSG and its third party ACH Originator shall provide automatic payment deduction which will occur monthly on a predetermined date (selected by Customer from a range supplied by CSG). CSG will submit a file to the ACH Originator three (3) days prior to the date the deduction is scheduled to take place. The EBP Subscriber payment amount submitted to the ACH Originator will be the statement balance if the statement balance is less than the current balance. If the statement balance is greater than the current balance, then the current balance will be used. If the designated date for deduction falls on a weekend and/or holiday, the deduction will not occur until the next scheduled banking day. CSG will use commercially reasonable efforts to ensure that transaction files from an ACH Originator are received, validated, and successfully processed in a timely fashion. CSG also agrees that pursuant to a mutually agreed upon SOW or LOA, Customer’s data will be provided in a discrete file specific to Customer’s Connected Subscribers and not commingled with transactional data for other CSG customers.

(e) Record Keeping. Customer is responsible for maintaining EBP Subscriber authorization forms for a period of at least seven (7) years in accordance with any applicable government laws or regulations and NACHA.

3. Additional Services. If Customer desires CSG to provide other services in addition to the Basic Services, the Parties agree to negotiate in good faith with respect to the terms and conditions (including pricing) on which such services shall be provided. Such services include, but are not limited to (i) special computer runs or reports, special accounting and information applications; (ii) interface with third party service providers specified by Customer for the purpose of mass enrollment of accounts or

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other batch payment and collection services, and (iii) data processing and related forms and supplies and equipment other than those provided as standard pursuant to this Agreement (the “Additional Services”). The description of any such additional services, and any other terms and conditions related thereto, shall be set forth in an amendment to this Agreement and/or an SOW or LOA signed by both Parties. Unless otherwise agreed in writing by the Parties in such amendment any such additional services shall be subject to the terms of this Exhibit.

4. EBP Subscriber Authorization. Customer shall obtain from each EBP Subscriber the proper documents authorizing automatic transfers to and from such EBP Subscriber’s savings account or checking account. Customer will enter only valid authorizations for processing. Customer will adhere to all NACHA requirements regarding EBP authorizations. CSG shall maintain product to support NACHA compliance, including bank account and subscriber account blocking based on EFTS return reasons.

5. Collection Data. Customer shall update EBP Subscriber account balance information to provide necessary data for the Basic Services and Additional Services and shall ensure through periodic checks and updates that the data is current and accurate at all times. In conjunction with this service, CSG agrees to provide Customer with any and all available reports and data required and reasonably specified by Customer for the purposes of confirming that all EBP transactions are being accurately processed. If Customer requires reporting on EBP Subscriber data and transactions that require custom programming services, CSG will provide such reports to Customer pursuant to a mutually agreed upon SOW or LOA.

6. ACH Originator. Customer acknowledges and agrees that this Exhibit is only between Customer and CSG and, that as a result, Customer gains no relationship with institutions used by CSG for ACH processing, unless they contract directly with institutions. In certain circumstances, CSG may contract with the financial institutions specified by Customer and approved by CSG, provided that CSG will not unreasonably withhold its approval. Notwithstanding the foregoing, nothing herein will prohibit or otherwise prevent Customer from establishing a relationship with any third party, including ACH Originators and Merchant Banks, for services of a similar and/or complimentary nature or for any purpose whatsoever, CSG acknowledges that Customer may use existing or future agreements with ACH originators and Merchant Banks to facilitate or supplement the Basic Services and Additional Services offered by CSG under this Exhibit and agrees to use commercially reasonable efforts to interface their Products and Services with such third parties pursuant to a mutually agreed upon SOW or LOA to satisfy Customer requirements as they currently exist or evolve throughout the terms of this Agreement.

7. EBP Subscriber Reports. If Customer requests that CSG provide Customer information regarding Customer’s EBP Subscribers and related banking information and payment data via a mutually agreed upon transmission method, then Customer shall pay CSG’s then current rates for such tape.

8. One Time Only Payments. CSG agrees to provide the Basic Services described in this exhibit in a manner that enables Customer to process single period non-recurring transactions in an efficient manner and without the need to create a multi-period recurring ACH Prenote and/or a multi-period recurring ACH transaction.

9. Legal and Regulatory Requirement Changes. Customer shall communicate any changes that are required to be made CSG as provided to Customer from its vendor. CSG shall maintain product to remain in compliance with NACHA regulations for ACH origination and ACH returns.

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Exhibit C-3(b)

Risk Management Services ( Equifax Interface)

1. Risk Management Services (Equifax Interface). Customer may elect from time-to-time to purchase from CSG, and upon such election, CSG shall provide, certain services relating to any or all of Customer’s requirements for consumer credit information, scoring services or other data stored in CSG’s vendors consumer credit reporting database, (the “Risk Management Services”) as designated by Customer with reasonable notice and in writing.

2. Use of Credit Information. Customer hereby agrees that it will request credit information received from CSG solely for said Customer’s use in connection with (i) credit transactions between Customer and the consumers to whom the credit information relates, (ii) employment purposes, (iii) underwriting of insurance, (iv) collection activity, (v) government licensing, or for other “permissible purposes” as defined by the FCRA and applicable vendors (i.e. Equifax and Experian), and will neither request nor use any such information for any other purpose.

3. Confidential Treatment. Customer will take reasonable precautions to assure that consumer credit information will be held in strict confidence and disclosed only to those of its respective employees whose duties reasonably relate to the legitimate business purposes for which the information is requested or used to those to whom it may permissibly resell consumer reports hereunder.

4. Intellectual Property.

(a) No License. Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Risk Management Services.

(b) Restrictions on Use. Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG’s provider of the Risk Management Services (the “Vendor”) or its affiliates, whether registered or unregistered, without the Vendor’s prior written consent.

(b) Ownership of Credit Data. Customer acknowledges that all information contained in the consumer credit information database is and will continue to be the exclusive property of the Vendor. Except for the uses specified in this Agreement, nothing contained in this Exhibit shall be deemed to convey to Customer any right, title or interest in or to the consumer credit information database or any part thereof.

5. Additional Services. Should Customer desire additional services related to this offering, the parties agree that it shall do so under a mutually agreed upon SOW.

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Exhibit C-3(c)

One-Time Credit Card Processing

1. One-Time Credit Card Processing. Customer may elect from time-to-time to purchase from CSG, and upon such election CSG shall provide, certain services relating to any or all of Customer’s requirements for those data processing services which allow subscribers to charge deposits, pre-payments, monthly services, installation fees and Pay Per View (PPV) orders via credit card (the “One-Time Credit Card Processing Service” or for this Exhibit only, the “Service”) as designated by Customer with reasonable notice and in writing. Credit Card payments can be accepted online through either the order entry system or the payment entry system. This feature involves real-time credit card authorizations via an interface with a third party credit card processing system. Return messages from the credit card processor, including approved authorizations, declines, and errors, will be displayed online. CSG will create and transmit a daily settlement file to the merchant banks’ processing center. All settlement reporting is done by the merchant bank. “Approved” credit card payments will post to the subscriber’s account the day it was entered, up to 9 p.m. central time. One-time credit card payments will be identified on daily and monthly production reports. The merchant processing fees will be billed directly to the Customer, per the agreement between the customer and the merchant bank. CSG shall not be responsible for any interchange fees. In the event that CSG makes a change, which is not authorized by Customer’s authorized representative (Vice President of Billing Operations or V.P. of Payment Processing), to the Service which causes a downgrade or shift in interchange qualification, upon notice to CSG from Customer of the foregoing, CSG shall be responsible for the re-imbursement equal to the difference in the rate for the affected volume from the time of notice by Customer to correction for a downgrade or shift in interchange qualification. CSG agrees to work with Customer and Customer’s acquirer to identify the source of the downgrade. Customer shall be responsible for providing transaction detail supporting the downgrade or shift for calculation of the reimbursement.

2. Requirements. Allowable credit cards for the One-Time Credit Card Processing are MasterCard, VISA, Discover Network and American Express. Customer is responsible for establishing a merchant agreement with a CSG approved bank*. The merchant bank will assign all applicable merchant ID numbers. Customer must communicate their merchant ID information to CSG prior to using the Service. CSG must make changes, enhancements, and updates as required to their merchant bank credit card processing interface(s) to continually maintain compliance with CSG approved merchant bank standards and pursuant to a mutually agreed upon SOW shall use commercially reasonable efforts to ensure that Customer’s transactions qualify for the lowest available processing rates offered by those merchant banks. Online credit adjustments to a credit card can be performed for those Customers that use both Recurring and One-Time Credit Card Processing with a CSG Systems approved merchant bank.

3. Use of Credit Information. Customer and CSG agree that all information and data accessed through the One-Time Credit Card Processing Service is “Confidential Information” and as such shall be kept strictly confidential in accordance with the Agreement.

4. Intellectual Property.

(a) No License. Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the One-Time Credit Card Processing Service.

(b) Restrictions on Use. Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG except in compliance with the Agreement.

(c) Ownership of Credit Data. Customer acknowledges that all information (except for any Customer Data) contained in the consumer credit information database is and will continue to be the exclusive property of the appropriate merchant bank. Except for the uses specified in this Exhibit, nothing contained in this Exhibit shall be deemed to convey to Customer any right, title or interest in or to the consumer credit information database or any part thereof.

* At this time, CSG approved banks include: ***** **********, ***** ******** **** ** *****, ****** (******** ******** *********). Additional banks may be added by CSG at Customer’s request for additional fees through a mutually agreed upon Statement of Work.

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Exhibit C-3(d)

Recurring Credit Card Processing

1. Recurring Credit Card Processing. Customer may elect from time-to-time to purchase from CSG, and upon such election CSG shall provide, certain services relating to any or all of Customer’s requirements for those data processing services which allow subscribers to have deposits, pre-payments, monthly services, installation fees and Pay Per View (PPV) orders automatically charged to their credit card on a monthly basis (the “Recurring Credit Card Processing Service” or for this Exhibit only, the “Service”) as designated by Customer with reasonable notice and in writing. When Subscribers provide their credit card information to the Customer, a “pre” authorization is sent real time to a CSG approved merchant bank (see Section 2 below), to insure that the credit card information is accurate. Customer will determine when the recurring credit card payment will be performed, either on the subscriber’s cycle date or a date between 10 and 25 days after the cycle date. Customer can choose to automatically retry certain “decline” response codes from the credit card processor. CSG Systems will send a file of credit card payments in the appropriate format to the merchant bank’s processor on a nightly basis and post the payment to the Subscriber’s CSG account. The merchant bank is responsible for all settlement processing and reporting. Merchant processing fees will be billed directly to the Customer, per the agreement between the Customer and the merchant bank. Recurring credit card payments will be identified on daily production reports and all credit card payments will be reported together on monthly production reports. CSG shall not be responsible for any interchange fees. In the event that CSG makes a change, which is not authorized by Customer, to the Service which causes a downgrade or shift in interchange qualification Customer’s authorized representative (Vice President of Billing Operations or V.P. of Payment Processing), upon notice to CSG from Customer of the foregoing, CSG shall be responsible for the re-imbursement equal to the difference in the rate for the affected volume from the time of notice by Customer to correction for a downgrade or shift in interchange qualification. CSG agrees to work with Customer and Customer’s acquirer to identify the source of the downgrade. Customer shall be responsible for providing transaction detail supporting the downgrade or shift for calculation of the reimbursement.

2. Requirements. Allowable credit cards for the Recurring Credit Card Processing are MasterCard, VISA, Discover Network and American Express. Customer is responsible for establishing a merchant agreement with a CSG approved merchant bank, currently either, First National Bank of Omaha, Chase Paymentech or Fiserv (acquired CheckFree). Additional merchant banks may be added by CSG at Customer’s request for additional fees through a mutually agreed upon Statement of Work. The merchant bank will assign all applicable merchant ID numbers. Customer must communicate their merchant ID information to CSG prior to using the Service. Online credit adjustments to a credit card can be performed for those Customers that use both Recurring and One-Time Credit Card Processing with a CSG Systems approved merchant bank. CSG must make changes, enhancements, and updates as required to their merchant bank credit card processing interface(s) to continually maintain compliance with CSG approved merchant bank standards and to use commercially reasonable efforts to ensure that Customer’s transactions qualify for the lowest available processing rates offered by those merchant banks. In addition to any CSG approved banks currently supported, additional merchant banks may be added by CSG at Customer’s request for additional fees through a mutually agreed upon Statement of Work.

3. Use of Credit Information. Customer and CSG agree that all information and data accessed through the Recurring Credit Card Processing Service is “Confidential Information” and as such shall be kept strictly confidential in accordance with the Agreement.

4. Intellectual Property.

(a) No License. Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Recurring Credit Card Processing Service.

(b) Restrictions on Use. Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG except in compliance with the Agreement.

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(c) Ownership of Credit Data. Customer acknowledges that all information (except for any Customer Data) contained in the consumer credit information database is and will continue to be the exclusive property of the appropriate merchant bank. Except for the uses specified in this Exhibit, nothing contained in this Exhibit shall be deemed to convey to Customer any right, title or interest in or to the consumer credit information database or any part thereof.

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Exhibit C-3(e)

Account Updater Processing

1.	Account Updater Processing. Customer may elect from time-to-time to purchase from CSG, and upon such election CSG shall provide, certain services relating to any or all of Customer’s requirements for those data processing services which allow Customer to submit a monthly file of Subscriber accounts with recurring credit cards on file that are scheduled to expire during that month (the “Account Updater Processing Service”). This file is transmitted to CSG’s Third Party Vendor and updates are returned on participating accounts. These updates are automatically entered into ACP when received. Updates can include expiration dates, Association changes, or information related to lost or stolen cards. CSG provides reporting on all accounts with processed updates after each file is returned from the Third party Vendor. Any Third Party vendor fees will be billed directly to the Customer, per the agreement between the customer and the Third Party Vendor.

2.	Requirements. Allowable credit cards for the Account Updater Processing Service are Mastercard and VISA. Customer is responsible for establishing an agreement with Third Party Vendor.

3.	Use of Credit Information. Customer and CSG agree that all information and data accessed through the Account Updater Processing Service is “Confidential Information” and as such shall be kept strictly confidential in accordance with the Agreement.

4.	Intellectual Property.

(a) No License. Customer will not acquire any patent rights, copyright interest, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Account Updater Processing Service.

(b) Restrictions on Use. Customer will not use or permit its respective employees, agents and subcontractors to use the trademarks, service marks, logos, names, or any other proprietary designations of CSG except in compliance with the Agreement.

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Exhibit C-4

CSG Care Express - Service Bureau

1. CSG Care Express Services. Customer may elect from time-to-time, and upon such election, CSG shall provide certain services relating to Customer’s requirements to utilize CSG’s web-based software application that will allow it to perform a variety of customer care functions via the Internet as described in Attachment A (the “Care Express Services”) as designated by Customer. Customer shall pay CSG the fees and charges associated with the Care Express Services as set forth in Schedule F.

2. Development, Production and Operation of CSG Care Express. CSG will perform the design, development and programming services related to the design and use of the Care Express Services pursuant to a Statement of Work. The Care Express Services will contain the CSG Intellectual Property and the Customer Intellectual Property set forth on the Statement of Work.

3. Ownership of the Care Express Services. Except with respect to Customer’s Intellectual Property, all patents, copyrights, trade secrets and other proprietary rights in or to the Work Product shall be CSG’s sole and exclusive property, whether or not specifically recognized or perfected under applicable law.

4. Customer’s Intellectual Property Representations. Customer provides to CSG a non-exclusive right to use Customer’s Intellectual Property necessary to design, produce and operate the Care Express Services and perform CSG’s other rights and obligations hereunder provided that any use of Customer’s name and mark shall be consistent with any guidelines issued by Customer. Customer may revoke the preceding rights upon notice to CSG.

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Attachment A to Exhibit C-4 (page 1 of 4)

Electronic Bill Presentment and Payment (Module A) and Self-Care/Account Management/Subscriber Acquisition (Module B).

Care Express is an Internet product with two separate modules, which include features and functions for Electronic Bill Presentment and Payment (Module A) and Self-Care/Account Management/Subscriber Acquisition (Module B). These modules may be implemented in conjunction with one another or as separate entities. The features and functions within each of these modules are managed through the Administration Module.

The following functionality is currently included in Care Express when only the Electronic Bill Presentment and Payment (EBPP) module has been implemented:

•	Module A - Electronic Bill Presentment and Payment

•	Administration Module – which provides twelve (12) months of on-line storage which includes the first (1st) month of XML and the remaining eleven (11) months PDF.

Module A - Electronic Bill Presentment and Payment:

Bill Presentment

•	Bills are viewable through custom presentation and content templates

•	Current bill available for all subscribers immediately upon registration

•	E-mail notification of bill availability sent to registered users

•	Bill archive maintained for registered users

Bill Payment

•	Payment methods include:

•	One-time, EFT/ACH, credit card and PIN-less debit cards

•	Registered user presented with payment authorization message at time of payment

•	Recurring credit and PIN-less debit cards

•	Recurring EFT/ACH

Subscriber Registration and Maintenance

•	Internet registration for new users of Care Express services

•	E-mail notification of successful initial registration sent to registered users

•	Internet maintenance of registered user information such as E-mail address and password

•	Optional setting to control the printing and mailing of paper statements

Marketing

•	Support for CSG’s Enhanced Statement Presentation® marketing messages (Regulatory and Marketing)

•	Space available for banner ads

Security

•	Web site access restricted to customer defined servers

•	Data and applications restricted to authorized users only

•	SSL (Secure Sockets Layer) 3.0 compliant

Additional Account Management Items

•	Registered users can change “Bill-to” information

•	Registered users can change phone numbers

•	Registered users can change Internet login ids and PC equipment information

•	Registered users can enroll in recurring credit card and PIN-less debit card

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•	Registered users can enroll in recurring EFT/ACH

•	Registered users can update their recurring payment information

•	Registered users can change their Care Express e-mail address

•	Registered users can change their Care Express password

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Attachment A to Exhibit C-4 (page 2 of 4)

Client Administration Module:

Provide end-user support

•	Customer has the same view into Care Express as the consumer (i.e. end-user)

•	Customer can retrieve account information by either account number or name

Control Customer Administrative user access level

•	Secure login access path (user ID and password in SSL site)

for Customer Administrative user (supervisor) and basic user (CSR)

•	Update Customer Administrative user passwords and access/security level

•	Capability to automatically unregister users who have not logged into the website for a given period of time. Customer Administrative user may set parameters to define specific period of time.

View reports

•	Payment transactions by status

•	Unposted payments

•	Successful payments

•	Registered Users

•	Number of suppressed hardcopy statements

•	Self-care transactions

•	Selectable by date ranges

•	Printer friendly version available

Customer control of various web page displays, look and feel

•	Real-time web site update (add, change, delete) of services, groups of services and service descriptions

•	Control available work order scheduling time slots and descriptions

•	Control user-friendly error message descriptions

•	Control work order rescheduling availability (# of hours before install date to disallow rescheduling)

•	Changes can be made by SPA ranges for efficiency

Customer will have the ability to customize their Care Express, EBPP and/or Self-Care web pages to maintain consistency between the look and feel of their corporate Internet web site. The specific look & feel, colors, graphics, logo etc. will be defined by the Customer and implemented by CSG during the initial implementation. All subsequent changes to the look and feel, graphics, logos colors etc. will be executed by CSG through additional Statements of Work.

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Attachment A to Exhibit C-4 (page 3 of 4)

The following functionality is currently included in Care Express for video and high speed data subscribers when only the Self-Care/Account Management/Subscriber Acquisition module has been implemented:

•	Module B - Self-Care/Account Management/Subscriber Acquisition

•	Administration Module

Module B - Self-Ordering/ Self-Care/Customer Acquisition:

New Subscriber Acquisition (New Connect)

•	New connect consumers can view available services

•	New connect consumers can select available services

•	New connect consumers can establish installation date

•	Includes confirmation of dwelling serviceability

•	Includes user-friendly error handling

•	Includes web-only service descriptions

•	Internet orders include login id, password and PC equipment information

•	Includes update capability for services and scheduling date

Request for Service Upgrade or Sidegrade

•	Registered users can view available services

•	Registered users can select available services to add to their existing accounts

•	Includes user-friendly error handling

•	Includes web-only service descriptions

•	Includes support for no-truck and truck roll orders

•	Includes update capability for services and scheduling dates

Subscriber Registration and Maintenance

•	Internet registration for new users of Care Express services

•	E-mail notification of successful initial registration sent to registered users

•	Registered users can change “Bill-to” information

•	Registered users can change phone numbers

•	Registered users can change Internet login ids and PC equipment information

•	Registered users can change their Care Express e-mail address

•	Registered users can change their Care Express password

•	Optional setting to control the printing and mailing of paper statements

Marketing

•	Support for CSG’s Enhanced Statement Presentation® marketing messages (Regulatory and Marketing)

•	Space available for banner ads

Security

•	Web site access restricted to customer defined servers

•	Data and applications restricted to authorized users only

•	SSL (Secure Sockets Layer) 3.0 compliant

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Attachment A to Exhibit C-4 (page 4 of 4)

Administration Module:

Provide end-user support

•	Customer has the same view into Care Express as the consumer (i.e. end-user)

•	Customer can retrieve account information by either account number or name

Control Customer Administrative-user access level

Secure login access path (user ID and password in SSL site) for Customer Administrative user (supervisor) and basic user (CSR)

•	Update Customer Administrative user passwords and access/security level

•	Capability to automatically unregister users who have not logged into the website for a given period of time. Customer Administrative user may set parameters to define specific period of time.

View reports

•	Registered Users

•	Number of suppressed hardcopy statements

•	Self-care transactions

•	Selectable by date ranges

•	Printer friendly version available

Client control of various web page displays, look and feel

•	Real-time web site update (add, change, delete) of services, groups of services and service descriptions

•	Control available work order scheduling time slots and descriptions

•	Control user-friendly error message descriptions

•	Control work order rescheduling availability (# of hours before install date to disallow rescheduling)

•	Changes can be made by SPA ranges for efficiency

Customer will have the ability to customize their Care Express, EBPP and/or Self-Care web pages to maintain consistency between the look and feel of their corporate Internet web site. The specific look & feel, colors, graphics, logo etc. will be defined by the Customer and implemented by CSG during the initial implementation. All subsequent changes to the look and feel, graphics, logos colors etc. will be executed by CSG through additional Statements of Work.

Module C - Consolidator Services:

•

This module facilitates the distribution of consumer statement information (e.g. bill), to ***** bill aggregation points (e.g. bank website, Internet portal or other personal financial website) as requested by the consumer, and allows for payments to be made and posted back to subscriber’s account residing on the CSG billing system. Consolidator Services is provided via a partnership agreement with ****** (*** *********). The Consolidator Services module includes a client administration tool which enables client CSR’s to troubleshoot and/or verify subscriber activity on the ********* network.

Module D - Generic Retail:

•

This module extends the Care Express application outside of the web interface currently supported by CSG for external, affiliate web sites. Utilizing this module, customers are able to leverage existing webs sites to capture orders and interact with the billing system real-time. This module is integrated with the CableLabs Go2Broadband v4.1 specifications,

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allowing a common protocol to be certified by each affiliate site and to interact with the CSG web service exposed through the Care Express platform. This module ensures that the Care Express platform will be utilized for all web interactions with the billing systems regardless of the web site that displays the information.

Module E - Branded Payment Kiosk:

•

This module extends the Care Express application, in an integrated fashion, to self service kiosks. The Kiosk application allows for subscribers to view and pay their bill using Cash, Credit, Debit, or Check. This is accomplished by extending the EBPP web application to the self service Kiosk and updates the subscribers account on the CSG billing system through a common interface.

•	Additional terms for Module E – Branded Payment Kiosk:

Additional Terms and conditions specific to Module E, Part I and the Thinman kiosk hardware unit and operating system software

a)	Ownership. Rights to the Hardware shall transfer from the manufacturer to Customer upon delivery of the Hardware. Customer assumes risk of loss upon delivery. Upon delivery Customer assumes any and all responsibility and liability for the Hardware, including but not limited to: the Hardware location; installation site; accessibility; connectivity; compliance with ordinances, regulations and/or statues whether federal, state or locally imposed, except for the applicable provisions of the Americans with Disabilities Act.

b)	Customer Indemnification. Customer shall indemnify and hold harmless CSG, its officers, board of directors and employees from and against all claims, damages, losses, and expenses, including, but not limited to attorney’s fees arising out of or resulting from installation and use of the Hardware under the terms of the this Amendment or the Agreement, provided that any such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property other than goods furnished under the Agreement, including any resulting loss of use resulting therefrom and is caused in whole or part, but only to the extent of its apportioned negligence, by any negligent act or omission of Customer, its contractor or subcontractor, or anyone directly or indirectly employed by any one of them or anyone for whose acts made by any of them may be liable.

c)	Kiosk Transfer Rights. At any time that Customer may decide to discontinue use of the CSG Care Express Payment Kiosk solution (Hardware and Software combined) and/or the CSG billing system, such Customer may sell or otherwise transfer title of the Hardware to another party (“Transferee”) provided, however, that Customer may not sell or transfer any software provided by CSG and that any Hardware sold to another party must comply with the provisions of Subsection (d) Exhibit.

d)	Termination. Upon expiration or termination of the Agreement, or upon Customer’s discontinued use of CSG’s Care Express Payment Kiosk solution, all rights to the software, granted under this Amendment will cease, and Customer will promptly (i) purge all terminated software, including but not limited to any third party software provided by CSG as applicable, from the Hardware and all of Customer’s other computer systems, storage media and other files; (ii) destroy CSG’s Confidential Information and all copies thereof; and (iii) deliver to CSG an affidavit which certifies that Customer has complied with these termination obligations, as applicable.

e)	The provisions above and those in the Attachment B (which provides pass through warranty from third party hardware vendor and description of hardware) attached hereto and any other terms set forth herein which expressly or by their nature are to continue after termination or expiration of this Amendment shall survive and remain in effect for the Hardware and software purchased herein so long as said items are in use by Customer (including Customer’s affiliates and subsidiaries).

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Attachment B

HARDWARE WARRANTY AND HARDWARE DESCRIPTION

Kiosk Information Systems, Inc. (“KIOSK”) hereby warrants that each component manufactured or supplied by KIOSK will be free of defects in material and workmanship for a period of ****** (**) ****** following the date of completion at KIOSK.

Exceptions Non-ruggedized keyboard that holds a warranty of ****** (**) **** after completion.

KIOSK does not warrant any component supplied by the end-user (“Customer”) or its suppliers.

The Hardware Warranty may be voided by misuse, accident, modification, and unsuitable physical or operating environment, improper maintenance by Customer or Customer’s service organizations, removal or alteration of part identification, or failure caused by product for which KIOSK is not responsible.

Expenses during the Hardware Warranty coverage period (“Warranty Period”).

Customer shall return defective parts to KIOSK at Customer’s expense.

KIOSK shall repair or replace any defective component within ****** (**) **** of receipt, at KIOSK expense, including all return ground shipping expenses.

Returned Merchandise/Component Charges

If merchandise/component is determined to be a “non valid warranty issue” or “no defect found” then Customer will be charged $**.** *** **** (*** **** *******) **** *** ***** ***, **** ******** ***** *** ****** ******** *****.

Returned Merchandise Authorization Number You must obtain and enclose an assigned RMA# from KIOSK prior to returning anything to KIOSK factory.

Technical Problems Contact CSG as instructed or KIOSK Service Support Department at:

303-466-5471 select option 4, 800-509-5471 select option 4

Serial number of your kiosk and failed component will be required when calling for assistance.

Date Complete:

Serial Number:

Sales Order Number:

Module – Payment Kiosk

Hardware Product Description and Specifications

Provided below are the physical kiosk specifications of the free-standing kiosk to include the following components. Customer agrees that any additions, changes, or deletions from these specifications may result in changes to the pricing or services offered. Any such changes will be defined in a Statement of Work.

1.	Enclosure Thinman model; standalone indoor bill payment enclosure designed for 17” LCD, all metal construction w/Powder-coat finish, Internal Service Keyboard w/trackball for PC servicing and updating, ADA compliant, Thinman overhead header and screen dsplay are Customization to the standard enclosure to accommodate the following:

2.	Security - Key Entry: Lock-n-key entry with front and rear service doors

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3.	Security - Intrusion Alarm: includes door sensors & external key switch

4.	Speakers: Amplified Dual Speaker System

5.	Credit Card Reader: ID Tech CCR, Insert 2 track, USB includes std bezel and cable

6.	Receipt Printer: Swecoin TTP2030 80mm Thermal Printer, USB interface, Includes power supply, paper guide, and paper spindle

7.	Bar Code Scanner: Scanner, Metrologic’s IS3480 Quantum E with USB interface cable

8.	Cash Bill Acceptor: Hemisphere West Down Stacker Matrix 600 lockable cash box USA Dollars MX-BMB6DL-USA Includes USB adaptor

9.	Additional Capacity Cash Box: Lockable 600 note Cash Box only for the Matrix Bill Acceptor

10.	Check Reader: RDM 7000 Check Reader, p/n EC7011F

11.	Monitor: 17” Dell LCD Monitor 177FP

12.	Touch Screen: 17” Resistive touch screen overlay w/ USB interface

13.	PC: Dell GX745 P4, 2.8GHz, 512MB RAM, 80GHD, Floppy, Integrated Intel extreme graphics Video with up to 48MB shared memory, integrated NIC card 10/100/1000, 24X DVD/CD-ROM, SoundBlaster compatible sound, 1 Parallel port, 1 Serial port, 8 USB ports, 1 Ethernet port, 1 PCI expansion slot for upgraded video and Win XP Pro OS

14.	Warranty: One-Year Parts Warranty - Repair Depot to KIOSK. See Kiosk Services Document for details

15.	Packaging: Pallet & Cardboard Packaging

16.	Assembly: Kiosk Assembly & Electronics Systems Integration labor included

17.	Quality: Kiosk QA & Electronics Testing to ISO9001/2000 standards, labor included

18.	Design Standards: Designed & built to UL & FCC Class A Product Approval Standards

19.	Artwork and Color Options: Two-colors body and art options a. and b. are standard. Graphic Options not include in the standard price (c, d, and e) are listed below. All artwork and branding to be provided by customer; Graphic guidelines will be provided. Includes Setup, Print and Application of artwork

a.	Thinman Main header, See Graphic guidelines for sizing, Includes Setup, Print, and Application

b.	Thinman Vinyl logo, see graphic guidelines for sizing (approx 12”x12”), Includes Setup, Print, and Application

c.	Thinman Lower Full Face Graphics

d.	Thinman Side Graphics

e.	Thinman Side Logo (approx 12”x12”)

20.	Software loading and testing done remotely

21.	Thinman users manual

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Exhibit C-5

Residential Voice Services

Residential Voice Services and Functionality. Customer shall receive the following Residential Voice Services and Functionality:

1.	Advanced Convergent Platform for Voice (ACPV). ACP is required for the Telephony Services Functionality described below. The services include the infrastructure required to support a Telephony Service Offering and the required interactions with the core billing engine, ACP. ACP provides the Graphic User Interface for managing customer care functions and processes. ACSR and ACPV are licensed by CSG to Customer and are included in the BSC. ACPV is not designed for, nor is it intended for use in commercial applications. Commercial is defined as support of business customers where multiple lines are needed.

2.	Service Delivery System (SDS). Supports service initiation and triggering of the service order distribution API after an order is created, and supports order versioning. Utilizing a Work Flow Manager SDS creates an ordered set of tasks (work plan) and then schedules and tracks these tasks to completion. Tasks defined by the client are manual and are completely user definable. CSG shall also support the creation and installation of automatic tasks such as the initiating of the service order distribution interface to feed down stream OSS and Provisioning Systems. Support for SDS is included in the BSC.

a.	Telephony Features (as applicable). ACPV can be configured to include the data structures necessary to collect the information for service providers operating in a local facilities based service offering. ACPV does not provide for automated point-to-point interfaces to 3rd party trading partners in the base package.

•	E911

•	CARE

•	LIDB/CNAM

•	Local Number Portability

•	Directory Listing

•	Directory Assistance/Operator Services

•	Calling Card

•	Switch Provisioning

•	Voice Mail

b.	Automated Interfaces. The following automated interfaces are included in the Residential Voice Services:

•	Service Order Distribution – utilized by Customer to support provisioning of voice orders

•	Third Party Verification – utilized by Customer to support the third party verification process through Istonish

•	Write Back Interface – utilized by Customer to support capturing provisioning information

•	Usage Guide (Account Profile) – utilized by Customer to support the feed of customer account and order information from ACPV to Neptune

The monthly operations and support fees associated with these interfaces are included in the BSC. Installation fees may vary depending on the complexity of the interface. Fees for updates to existing interfaces and configuration changes and testing are set forth in Addendum B of the Second Amendment.

3.	Event Processing Systems (EPS). The Event Processing System provides support for the processing of summary billing information from Neptune. Charges for EPS are set forth in Schedule F as amended herein. EPS does not provide for the polling and collection of events from network elements.

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a.	Usage Interfaces. Daily usage processing services are included in the BSC. Call plan setups and other ancillary charges associated with usage processing are set forth in Addendum B of the Second Amendment. In addition, fees for updates to existing interfaces and configuration changes and testing are set forth in Addendum B of the Second Amendment.

4.	Application Administration. Provides CSG and the client the capability to establish, modify and maintain the additional rules tables and data structures required to operate the system. Provides a Graphic User Interface to perform these functions. Includes the following capabilities.

a.	Product Catalog Setup and Maintenance (includes voice configuration in back office and ACP)

b.	Address parsing and storage

c.	Management of Numbering Resources (i.e. Telephony Numbers) and their geographic availability

d.	Management of Service Availability

e.	SDS Application Administration (includes support to set up automated interfaces described in paragraph 2.b above)

f.	EPS Application Administration

g.	Interface to telephone network inventory system (separately priced as provided in Schedule F)

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Schedule D

DESIGNATED ENVIRONMENTS

The Designated Environment information in this schedule applies only to the CSG Products actually licensed by the Customer and may be subject to change in accordance with Schedule B of the Agreement.

Last Review Date: March 16, 2008

ACSR® Windows Designated Environment

Effective Date: June 2008

The ACSR product family includes:

•	ACSR 7.x with ACP On

•	ACSR 7.x with ACP Voice On

•	ACSR 7.x with ACP Offer Management On

•	ACSR 7.x with Customer Interaction Tracking (CIT) On

•	ACSR 7.x with Application Object Interface (AOI) On

•	ACSR 7.x with HSD On

Supported Operating Systems - ACSR Family of Products

	ACSR	ACSR (ACP) with Offer Management	Voice	HSD	CIT	AOI with TCP/IP
Operating System

Windows Vista Professional(1)	Yes	Yes	Yes	Yes	Yes	Yes

Windows XP Professional(2)	Yes	Yes	Yes	Yes	Yes	Yes

Sun Solaris	Yes	Yes	No	No	No	Yes

(1)	Windows Vista Professional

•	Windows Vista professional is supported.

•	Windows Vista Home edition is not supported.

•

Proper installation of ACSR on Windows VISTA requires the ACSRInstallUtility to be installed prior to installing ACSR. For best results it has been found that the UAC should be turned off while installing the Install utility and once completed the UAC can be turned on and the system should be re-started. This install utility will handle the permissions required to register the .dll and ..ocx files used by the ACSR application.

(2)	Windows XP

•	Windows XP Professional is supported

•	Windows XP Home edition not supported

•	CSG strongly recommends running with the latest service pack as provided by Microsoft.

•

Within the XP domain, users should be defined as Power Users or Administrators. The ACSR application requires registration of OCX and DLL files in the Windows registry and, similar to Windows 2000, Microsoft has granted this ability to users with Power User or greater privileges.

•

If the client network administrator does not want to define users as Power Users or Administrator, then the Microsoft compatible security template that opens up the default access control policy for the Users group must be installed. Installation of this template will allow ACSR to install and function correctly. For more information about this template, please contact Microsoft Support.

•

To ensure proper installation and execution of ACSR, ANDS client version 2.0.21 or greater must be used. When installing the ANDS client on the XP desktop, the installing user must be an Administrator on the XP domain.

Windows 2000 Professional is the only 2000 version currently supported by CSG.

CSG will continue to support the Windows 2000 operating system through January 31, 2009. After January 31, 2009, CSG will only support the ACSR product on the Windows XP Professional operating system and the Windows Vista Professional operating system.

To Use Windows 2000 the workstation must be set to Power User. If you would prefer to not change the workstation security to Power User, you can manually install a security template on each workstation. The appropriate template compatws.inf can be found at: http://www.microsoft.com/windows2000/en/professional/help/sag_SCEdefaultpols.htm

Server Requirements

Currently Available Server Hardware	Master Distribution Server	Remote Distribution Server
Sun Netra 210	X	X
Sun Fire X2100 M2’s	X	X

•	DVD drive is required for ALL Sun Servers.

•	Server model, number of CPU’s, memory and disk storage are based on customer’s requirements.

•	Server hardware not listed above should be reviewed by CSG.

REQUIRED SERVER SOFTWARE

(The current version of all listed software will be used unless otherwise noted)

	ACSR® (Master ONLY)	ACSR® (Remote Only)	ACSR® W/CIT(1)
Sun Solaris v2.8 and v2.9 (v8 or v9) with current patches (kernel patch 117350-06 or higher) Sun Solaris 10(2)	X	X	X
Hewlett Packard JetAdmin for Solaris (bundled with HP JetDirect) v 10.34	X	X	X
Veritas Volume Manager current version			X

(1)

CSG no longer sells CIT in a non-hosted environment. Hosted CIT requires client to purchase CSG’s “Third Party Communications Software”; Hosted CIT client does not need to purchase Oracle and Tuxedo licenses.

(2)	Sun Solaris 10 without containers.

Printer Requirements

Other ACSR Equipment

Network Cards/Devices

Sun Network Interface Hardware (Required with third party network providers)

Hewlett Packard External Jet Direct EX (Printer Interface external box Required for system printing)

Printers

IBM 4226 - 533 characters per second (cps) - (work order printer) [supported, no longer sold]

IBM 4230 - (4I3 or 4S3) - 600 cps – (work order printer) (do not order with internal Ethernet card)

IBM 4232 – 600 cps - (work order printer)

Lexmark 4227 Plus- 533 cps - (work order printer)

IBM 4247 model 003 (For reports) (with parallel port) (do not order with internal Ethernet card)

IBM 6400 model 005 - (work order printer) [supported, no longer sold]

IBM 6400 model 050 - (work order printer) (with parallel port) (do not order with internal Ethernet card)

IBM 6400 models 008 and 012 - (For reports) [supported, no longer sold]

IBM 6400 model 010 and 015 (For reports) (with parallel port) (do not order with internal Ethernet card)

IBM 6500 all models (For reports) (with parallel port) (do not order with internal Ethernet card)

Hewlett Packard LaserJet 5000N - (For screen prints)

Okidata ML 320 Turbo - (For cash register receipts)

Please Note: Additional software is needed to support printing

1)	Current version of Rumba is required for all cash register receipt/ outage detection printing.

Client Workstation Requirements

ACSR Client Workstation Hardware

Processors	Platform
	Windows Vista (Professional) (3)	Windows XP (Professional) (4)
Compaq, IBM, Gateway E3200-350 and Dell Business Class computers with Intel Pentium class, and Celeron processors (1)	X	X
Random Access Memory (RAM)
512 MB(2)	X	X
Minimum Hard Drive Space Available for ACSR
1.2 GB	X	X
Speed See examples (1)
Minimum Video Requirements
1024 x 768 x 256 colors, small font	X	X
SVGA 15” Monitor	X	X
SVGA 17” Monitor	X	X
SVGA 19” Monitor	X	X

(1)	Minimum Requirements with 500 Mhz processor and 512 Mb RAM

(2)	1 GB of RAM or higher is strongly recommended when running ACSR with multiple desktop applications and is required when running ACSR with Offer Management.

(3)	Windows Vista

•	Windows Vista professional is supported.

•	Windows Vista Home edition is not supported.

•

Proper installation of ACSR on Windows VISTA requires the ACSRInstallUtility to be installed prior to installing ACSR. For best results it has been found that the UAC should be turned off while installing the Install utility and once completed the UAC can be turned on and the system should be re-started. This install utility will handle the permissions required to register the .dll and ..ocx files used by the ACSR application.

(4)	Windows XP

•	Windows XP Professional is supported

•	Windows XP Home edition not supported

•	CSG strongly recommends running with the latest service pack as provided by Microsoft.

•

Within the XP domain, users should be defined as Power Users or Administrators. The ACSR application requires registration of OCX and DLL files in the Windows registry and, similar to Windows 2000, Microsoft has granted this ability to users with Power User or greater privileges.

•

If the client network administrator does not want to define users as Power Users or Administrator, then the Microsoft compatible security template that opens up the default access control policy for the Users group must be installed. Installation of this template will allow ACSR to install and function correctly. For more information about this template, please contact Microsoft Support.

•

To ensure proper installation and execution of ACSR, ANDS client version 2.0.21 or greater must be used. When installing the ANDS client on the XP desktop, the installing user must be an Administrator on the XP domain.

Windows 2000 Professional is the only 2000 version currently supported by CSG.

CSG will continue to support the Windows 2000 operating system through January 31, 2009. After January 31, 2009, CSG will only support the ACSR product on the Windows XP Professional operating system and the Windows Vista Professional operating system.

To Use Windows 2000 the workstation must be set to Power User. If you would prefer to not change the workstation security to Power User, you can manually install a security template on each workstation. The appropriate template compatws.inf can be found at: http://www.microsoft.com/windows2000/en/professional/help/sag_SCEdefaultpols.htm

ACSR Client Workstation Software

Operating Systems	Platform
	Windows Vista (Professional)(1)	Windows XP (Professional)(2)
Microsoft Vista Professional	X
Microsoft XP Professional through Service Pack 2.0		X
ACSR w/Offer Management
.Net framework v 3.0(3)	X	X
WSE v 3.0 (Web Services Enhancements) (3)	X	X
Host Access
Rumba version 7.5 (4)	X	X

(1)	Windows Vista

•	Windows Vista professional is supported.

•	Windows Vista Home edition is not supported.

•

Proper installation of ACSR on Windows VISTA requires the ACSRInstallUtility to be installed prior to installing ACSR. For best results it has been found that the UAC should be turned off while installing the Install utility and once completed the UAC can be turned on and the system should be re-started. This install utility will handle the permissions required to register the .dll and ..ocx files used by the ACSR application.

(2)	Windows XP

•	Windows XP Professional is supported.

•	Windows XP Home edition not supported.

•	CSG strongly recommends running with the latest service pack as provided by Microsoft.

•

Within the XP domain, users should be defined as Power Users or Administrators. The ACSR application requires registration of OCX and DLL files in the Windows registry and, similar to Windows 2000, Microsoft has granted this ability to users with Power User or greater privileges.

•

If the client network administrator does not want to define users as Power Users or Administrator, then the Microsoft compatible security template that opens up the default access control policy for the Users group must be installed. Installation of this template will allow ACSR to install and function correctly. For more information about this template, please contact Microsoft Support.

•

To ensure proper installation and execution of ACSR, ANDS client version 2.0.21 or greater must be used. When installing the ANDS client on the XP desktop, the installing user must be an Administrator on the XP domain.

Windows 2000 Professional is the only 2000 version currently supported by CSG.

CSG will continue to support the Windows 2000 operating system through January 31, 2009. After January 31, 2009, CSG will only support the ACSR product on the Windows XP Professional operating system and the Windows Vista Professional operating system.

To Use Windows 2000 the workstation must be set to Power User. If you would prefer to not change the workstation security to Power User, you can manually install a security template on each workstation. The appropriate template compatws.inf can be found at: http://www.microsoft.com/windows2000/en/professional/help/sag_SCEdefaultpols.htm

(3)	ACSR w/Offer Management: .Net framework/ WSE

•

This required software is available for download on the Microsoft.com website at no cost. On the Microsoft website perform a search for .NET 3.0 or a search for WSE 3.0 which will take you directly to the page where it can be downloaded.

(4)	Clients utilizing IP Gateway do not need Rumba for ACSR. Rumba access required for CCS based transactions, report management, cash register receipt and outage detection printer support.

Database/Reporting	Platform
	Windows Vista (Professional)(1)	Windows XP (Professional)(2)
Oracle SQL Net v2.1.4.1.4 runtime (for CIT; for PCs with Forest & Trees® reporting tool)	X	X
Forest & Trees® Builders Edition v7.0 or higher (Optional reporting tool for PCs performing reporting queries)	X	X
Oracle 10g Release 2, 32 - bit client (3)	X	X

(1)	Windows Vista

•	Windows Vista professional is supported.

•	Windows Vista Home edition is not supported.

•

Proper installation of ACSR on Windows VISTA requires the ACSRInstallUtility to be installed prior to installing ACSR. For best results it has been found that the UAC should be turned off while installing the Install utility and once completed the UAC can be turned on and the system should be re-started. This install utility will handle the permissions required to register the .dll and ..ocx files used by the ACSR application.

(2)	Windows XP

•	Windows XP Professional is supported.

•	Windows XP Home edition not supported.

•	CSG strongly recommends running with the latest service pack as provided by Microsoft.

•

Within the XP domain, users should be defined as Power Users or Administrators. The ACSR application requires registration of OCX and DLL files in the Windows registry and, similar to Windows 2000, Microsoft has granted this ability to users with Power User or greater privileges.

•

If the client network administrator does not want to define users as Power Users or Administrator, then the Microsoft compatible security template that opens up the default access control policy for the Users group must be installed. Installation of this template will allow ACSR to install and function correctly. For more information about this template, please contact Microsoft Support.

•

To ensure proper installation and execution of ACSR, ANDS client version 2.0.21 or greater must be used. When installing the ANDS client on the XP desktop, the installing user must be an Administrator on the XP domain.

Windows 2000 Professional is the only 2000 version currently supported by CSG.

CSG will continue to support the Windows 2000 operating system through January 31, 2009. After January 31, 2009, CSG will only support the ACSR product on the Windows XP Professional operating system and the Windows Vista Professional operating system.

To Use Windows 2000 the workstation must be set to Power User. If you would prefer to not change the workstation security to Power User, you can manually install a security template on each workstation. The appropriate template compatws.inf can be found at: http://www.microsoft.com/windows2000/en/professional/help/sag_SCEdefaultpols.htm

(3)	Oracle 9I client for Windows 9.2.04 will continue to be supported.

For Voice Back-Office Requirements, CSG uses a Thin Client for Back-Office. This requires Internet Explorer 6.0 or greater. Please contact your Strategic Business Unit (SBU) representative for questions and more information.

ACSR (Web Enabled) Designated Environment*

Effective Date: May 2008

The WE ACSR product family includes:

•	ACSR 7.x with ACP On

•	ACSR 7.x with ACP Voice On

•	ACSR 7.x with ACP Offer Management On

•	ACSR 7.x with Customer Interaction Tracking (CIT) On

•	ACSR 7.x with Application Object Interface (AOI) On

•	ACSR 7.x with HSD On

ACSR (Web Enabled) Client Workstation Software

Operating Systems (Tested) (Due to the nature of the Web Enabled product; any OS supporting the required browsers will be supported. (1))	Windows XP (Professional)	Windows Vista (Professional)
Microsoft XP Service Pack 1.0	X
Microsoft Vista Professional		X

(1)	CSG will continue to support the Windows 2000 operating system through January 31, 2009. After January 31, 2009, CSG will only support the ACSR product on the Windows XP Professional operating system and the Windows Vista Professional operating system. When utilizing Windows 2000, it is required that service pack 2 be installed to support CSG Web Enabled applications.

Other Software Considerations

Internet Explorer 6.0 or higher is required. Browser must be able to support Plug-Ins or Active X controls and have 128-bit SSL encryption enabled.

Listed Operating Systems are those that are currently tested by CSG and supported by Microsoft. If customer decided to utilize a different operating system than that listed within this DEG, they must ensure that the basic browser requirements are met.

Citrix ICA Web Client: Citrix XenApp, Citrix Presentation Server Web Client - latest version (download from: http://www.citrix.com/English/SS/downloads/downloads.asp?dID=2755)

AOI Proxy

For use with the Application Object Interface please review the AOI Proxy section of the AOI Developers Guide.

•	All applications will need to reside locally on the Citrix servers managed by CSG.

•	CSG does not maintain user specific configuration / log files for any third party applications that are deployed in the Citrix environment.

•	All user specific configuration fields should reside on the clients local drive. The local ‘C’ drive is accessed with a Citrix session through the following UNC mapping: \\client\c$

Networking Requirements

Internet connection via Internet Service Provider (ISP), direct connect or dial-up

ACSR (Web Enabled) Client Workstation Hardware

Processors

Processor must be able to support a Microsoft Internet Explorer 6.0 browser or higher Tested platforms include: Compaq, IBM, Gateway E3200-350 and Dell Business Class computers with Intel Pentium, Pentium II, Pentium III and Celeron processors designated as Microsoft Windows NT certified and Year 2000 compliant.

Printers

IBM 4226 - 533 characters per second (cps) - (work order printer) [supported, no longer sold]

IBM 4230 - (4I3 or 4S3)– 600 cps – (work order printer) (do not order with internal Ethernet card)

IBM 4232 – 600 cps – (work order printer)

Lexmark 4227 Plus - 533 cps - (work order printer)

IBM 4247 model 003 (For reports) (with parallel port) (do not order with internal Ethernet card)

IBM 6400 model 005 - (work order printer) [supported, no longer sold]

IBM 6400 model 050 - (work order printer) (with parallel port) (do not order with internal Ethernet card)

IBM 6400 models 008 and 012 - (For reports) [supported, no longer sold]

IBM 6400 model 010 and 015 (For reports) (with parallel port) (do not order with internal Ethernet card)

IBM 6500 all models (For reports) (with parallel port) (do not order with internal Ethernet card)

Hewlett Packard LaserJet 5000N - (For screen prints)

Okidata ML 320 Turbo - (For cash register receipts)

*	This is the designated environment for ACSR 6.x running in CSG’s Web Enabled environment only. This document also covers the designated environment required for the Security Administration tool provided by CSG. Please refer to the ACSR designated environment for the standard ACSR product family.

CSG Screen Express® Designated Environment

Effective: November 2007

Note: CSG Screen Express requires CSG ACSR and AOI. The AOI functionality that enables Screen Express functionality is included in the Screen Express license. AOI has other functionality than what is being used in Screen Express.

CSG Screen Express is inherent to the ACSR product and therefore requires the ACSR product to execute properly. Please refer to the ACSR DEG to ensure that all ACSR requirements are met before utilizing Screen Express.

Screen Express / ECR - CTI Server Requirements

CTI Server Environment:

Windows Server Class machine – Dual P4 2.4 GHz or greater, 2 GB RAM, 80 GB available hard drive space, TCP/IP services - network card (10/100/1000 MB), Windows 2000 Server/2000 Advanced Server/2003 Server with latest service packs, MSMQ services, IIS 5.0 or greater, MS .Net Framework 2.0, MS SQL 2000 or MS SQL 2005. Networking – server requires FTP access to outside (IntraNext Systems) and internet access.

(Drive space based on 60 days CDR retention)

Screen Express Desktop Workstation

Windows Workstation Class machine – PIII 500 MHz or greater, 256 MB RAM (512 MB recommended), 30 MB available hard drive space; Windows 2000(+Pro)/Windows XP(+Pro)/Windows Vista(+Pro), MS .Net Framework 2.0.

Screen Express / ECR - ACD Options

Aspect ACD – CallCenter Software version 6.2 – 9.1 inclusive. Requires Application Bridge Link and Event Bridge (Ethernet), or Contact Server 5.2 or greater.

Avaya Communications (Lucent) Definity G3 ACD – System Software version 6.0 or greater. Requires a MAPD card and available ASAI link, or AES Server including DLG license package. Interface is native ASAI software package (ASAI-Plus required for adjunct routing in vectors to support ECR).

Nortel/Meridian – Any Nortel Meridian ACD Software Release 25.30 or greater that supports and includes SCCS (Symposium Call Center Server) 4.01 or greater, AND either Nortel TSP (TAPI Service Provider) 2.3 or greater required, including TSP licensing equal to the total number of monitored devices (Screen Express seats, IVR ports, etc.), OR NCCT 5.0 or greater.

Aastra (Intecom) IBX– For CTI functionality the switch platform must be an E series (E3M, E14M, E21M, etc.) running software release 4.10 or greater. Software packages must include PRI (Primary Rate Interface), ANI support, and an available OAI (Open Application Interface) Link.

Siemens/Rolm – HICOM 300 series (9751/9006 or greater) with CallBridge for Workgroups (CSTA version only).

Additional Features and Notes

Outbound Dialer Integration: Current certification exists on the following Dialers. For additional dialer integration please contact your account specialist.

•	Avaya PDS Dialer (formerly Mosaix) using DDE connection

•	Davox Dialer using IP socket connection

Enhanced Call Routing: Current certification for this functionality exists with the following switch types. For additional switch integration please contact your account specialist.

•	Aspect ACD – CallCenter Software version 6.2 – 9.2 inclusive. Requires Application Bridge Link and Event Bridge (Ethernet), or Contact Server 5.2 or greater.

•	Lucent/Avaya Communications Definity G3 ACD – System Software version 6.0 or greater. Requires a MAPD card and available ASAI link, or AES Server with DLG license package. ASAI + software package.

CSG Statement Express® Designated Environment

Effective: 11/1/07

CSG Statement Express Client - Stand Alone Environment (1)

Platform Supported

OnDemand Content Manager version 7.1.2.0

See current Designated Environment requirements for Windows XP or Windows 2000

Desktop Software Requirements

IBM OnDemand

Minimum Processor

An IBM-compatible PC with an Intel Pentium or Celeron 500 MHz

Minimum Free Disk Space

100 MB of free hard disk space

Minimum Memory

128 MB of RAM

256 MB of RAM is recommended when running Statement Express with multiple desktop applications

Network Cards/Devices

Ethernet or Token Ring network adapter

Minimum Video Requirements

A super-VGA and adapter with at least 1024x768x256 colors

Printer

Any MS Windows supported printer

CSG Statement Express Client - ACSR Integrated API Version 2 (2)

Platform

See current Designated Environment requirements for ACSR

Desktop Software Requirements

Adobe Acrobat Reader version 7.0 or higher (Requires Plug-ins)

Internet Explorer 6.0 or higher

Minimum Processor

See current ACSR Designated Environment

Minimum Free Disk Space

See current Designated Environment requirements for ACSR.

Minimum Memory

See current Designated Environment requirements for ACSR

(1)	Requires INTERNIC registered address.

(2)	Requires CSG ACSR and INTERNIC registered address.

*	IBM OnDemand shall only be used with CSG Statement Express and the integrated applications and shall not be used with any other product or service of CSG or any other third party.

CSG Care Express™ Designated Environment

Effective November 2006

Care Express in a Service Bureau Environment

CSG operates and maintains the product on its hardware and software and provides URL link(s) for the client web site.

Module A- Electronic Bill Presentment and Payment (EBPP) Designated Environment for the customer and end user:

•	Enhanced Statement Presentment (ESP)

•	If viewing .pdf statements, Adobe Reader plug-in 7.0.8 for Windows XP, English

•	Internet Explorer 6.0 or higher or Netscape Navigator 7.2 or higher

•	Browser must have Java Script and cookies enabled

•	The browser must support 128-bit SSL encryption

Module B - Self –Care (Acquisition and Update Service) Designated Environment for the customer and end user:

•	Internet Explorer 6.0 or higher or Netscape Navigator 7.2 or higher

•	Browser must have Java Script and cookies enabled

•	The browser must support 128-bit SSL encryption

The Administration Designated Environment for the customer :

•	Internet Explorer 6.0 or higher

•	Browser must have Java Script and cookies enabled

•	The browser must support 128-bit SSL encryption

CSG Workforce Management® 5.8.0 Designated Environment

Effective Date: March 16, 2008

CSG Workforce Management® System Requirements

CSG Workforce Management® is supported on three Windows Operating Systems — Windows 2000, Windows XP, and Windows Vista. The minimum specification for each environment is listed below.

Please note that CSG Workforce Management® will only be supported on Windows 2000 through September 14, 2008. This product has already been moved to extended support by Microsoft.

Minimum System Requirements for running CSG Workforce Management® on Windows 2000

•	Service Pack 4 Installed

•	Pentium 450 MHz processor (1 GHz is recommended)

•	256 MB of RAM (512 MB is recommended)

•	2 GB hard drive with at least 650 MB of available space

•	CD-ROM or DVD-ROM drive

•	Keyboard and a Microsoft Mouse or some other compatible pointing device

•	Video Adapter and monitor with Super VGA (800x600) or higher resolution

•	Sound card

•	Speaker or headphones

Minimum System Requirements for running CSG Workforce Management® on Windows XP

•	Service Pack 2 Installed

•	Pentium 450 MHz processor (1 GHz is recommended)

•	256 MB of RAM (512 MB is recommended)

•	1.5 GB of available space on the hard disk

•	CD-ROM or DVD-ROM drive

•	Keyboard and a Microsoft Mouse or some other compatible pointing device

•	Video Adapter and monitor with Super VGA (800x600) or higher resolution

•	Sound card

•	Speaker or headphones

Minimum System Requirements for running CSG Workforce Management® on Windows Vista

•	2.8 GHz 32-bit (x86) or 64-bit (x64) processor

•	1 GB MB of RAM (2 GB RAM is recommended)

•	40 GB hard drive with at least 15 GB of available space

•	Support for DirectX 9 graphics with:

•	WDDM Drive

•	128 MB of graphics memory (minimum)

•	Pixel Shader 2.0 in hardware

•	32 bits per pixel

•	DVD-ROM drive

•	Keyboard and a Microsoft Mouse or some other compatible pointing device

•	Sound card and audio output

Note: CSG Workforce Management® will function on each supported operating system with these minimum hardware components. However, speed and performance are key issues when determining whether your computer is up to the task of performing with any of these operating systems.

Required Software for all Operating System Environments

CSG Workforce Management® 5.8.0

Internet Explorer 6.0 (Service Pack 2) or Internet Explorer 7.0

Microsoft Excel

Adobe Acrobat Reader

Citrix Compatibility

CSG Workforce Management® 5.8.0 is also built to be used in a Citrix environment. A separate document is required to better understand the minimum system requirements for the Citrix environments.

CSG TechNet® Supported Platforms

CSG TechNet® Platform	Operating System	Browser	TechNet Platform	Markup Lang	IrDA® or Bluetooth®	Signature Capture	Receipt Printing	Credit Card Swipe	Bar Code Scanning	GPS
Web Enabled Cell Phones		Openwave (4.1.x, 5.0.x, 6.0.x) NetFront v3.3 for Sprint PCS	.wml	WML 1.1 and greater						Nextel i265 Nextel i355 Nextel i615

Small Screen Devices

Please Note:

The September 14, 2008 WFX release and all subsequent WFX releases will not be supported with the Pocket PC 2003 browser. IrDA is also no longer supported as of the September 14, 2008 release when using printers with your CSG TechNet® application.

	Pocket PC 2003	MSIE 4.01 and greater	.html .htm	HTML 3.2 and greater	IrDA® Bluetooth®	☑	Citizen CMP-10BT Citizen CMP-10 Zebra MZ-220	Citizen CMP-10BT	☑
	Windows Mobile 5.0	MSIE 4.01 and greater	.html .htm	HTML 4.0 and greater	Bluetooth®	☑	Citizen CMP-10 Zebra MZ-220	Citizen CMP-10BT	☑
	Windows Mobile 6.0	MSIE 4.01 and greater	.html .htm	HTML 4.0 and greater	Bluetooth®	☑	Citizen CMP-10 Zebra MZ-220	Citizen CMP-10BT	☑
	BlackBerry	Blackberry Browser 4.0 and greater	.wml	N/A
	Acterna DSAM ver 03.0	N/A	.html .htm	N/A
	Trilithic 860 Ver 5.12.1.21	N/A	.html .htm	N/A

Large Screen Devices	Microsoft Windows XP Tablet PC Edition 2005	MSIE 4.01 and greater	.html .htm .itab	HTML 4.0 and greater
	Windows 2000, XP, Vista	MSIE 4.01 and greater	.html .htm .itab	HTML 4.0 and greater

Please Note: The small screen device section has a number of possibilities that are offered in the marketplace today. CSG has tested a number of these devices and has found each one of them to be slightly different. The devices that we have tested include Symbol 9097, Symbol 7075, Smart Device PPC-6700 (Sprint & Verizon), and the Intermec 700c. If a device that you are looking to deploy in the field is not on the list of tested devices, CSG recommends that you contact our Product Management team to schedule a certification test effort prior to making a purchase decision.

The Zebra MZ-220 receipt printer that appears on this Designated Environment Guide must be specifically ordered using custom part number M2E-0UB00010-01 and includes Zebra V95.08.

Last Review Date: March 16, 2008

CSG Workforce Express® Browser-based Applications

The CSG Workforce Express® Browser Based Applications are supported on three Windows Operating Systems — Windows 2000, Windows XP, and Windows Vista. The minimum specification for each environment is listed below.

Please note that CSG Workforce Express® Browser Based Applications will only be supported on Windows 2000 through September 14, 2008. This product has already been moved to extended support by Microsoft.

Also, please note that the ‘Warehouse Equipment Needed Report’, made available during the WFX 5.8.0 release is not available to those users running Internet Explorer 6.0 and can be used only with Internet Explorer 7.0.

Minimum System Requirements for running CSG Workforce Express® Browser Based Applications on Windows 2000

•	Service Pack 4 Installed

•	Pentium 450 MHz processor (1 GHz is recommended)

•	256 MB of RAM (512 MB is recommended)

•	Internet Explorer 6.0 (Service Pack 2)

•	Keyboard and a Microsoft Mouse or some other compatible pointing device

•	Video Adapter and monitor with Super VGA (800x600) or higher resolution

Minimum System Requirements for running CSG Workforce Express® Browser Based Applications on Windows XP

•	Service Pack 2 Installed

•	Pentium 450 MHz processor (1 GHz is recommended)

•	256 MB of RAM (512 MB is recommended)

•	Internet Explorer 6.0 (Service Pack 2) or Internet Explorer 7.0

•	Keyboard and a Microsoft Mouse or some other compatible pointing device

•	Video Adapter and monitor with Super VGA (800x600) or higher resolution

Minimum System Requirements for running CSG Workforce Express® Browser Based Applications on Windows Vista

•	2.8 GHz 32-bit (x86) or 64-bit (x64) processor

•	1 GB MB of RAM (2 GB RAM is recommended)

•	Internet Explorer 6.0 (Service Pack 2) or Internet Explorer 7.0

•	Support for DirectX 9 graphics with:

•	WDDM Drive

•	128 MB of graphics memory (minimum)

•	Pixel Shader 2.0 in hardware

•	32 bits per pixel

•	DVD-ROM drive

•	Keyboard and a Microsoft Mouse or some other compatible pointing device

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

CSG Vantage Designated Environment

Effective: 08/01/2007

Using Vantage in the ACSR and/or ACSR Telephony Environment

The ACSR product runs on a TCP/IP network with a Sun Server acting as the SNA gateway. ACSR and Vantage can run on the same workstation but consideration must be given during installation to the overall network and workstation configuration. If the Vantage workstation is to use an existing AT&T Global Services circuit and that workstation does not have an InterNIC registered TCP/IP address, then additional consideration must be given to router configurations.

Consideration must be given to the overall environment in which Vantage runs. TCP/IP does not provide load balancing or prioritization on the line. Therefore, if an AT&T Global Services multi-protocol circuit is used for both Vantage and CCS/ACSR, consideration must be given to the estimated amount of activity that will be generated from Vantage. For all ACSR installations, prioritization is given to SNA traffic rather than TCP/IP based traffic. Consult CSG for specific installation and configuration information.

If the Vantage PC is to be used in the ACSR environment, the ACSR PC Workstation Requirements should be used for both Vantage and ACSR, with the inclusion of the additional Vantage software.

Vantage Hardware (1)

Processors

IBM, Compaq, and Dell Business Class computers with Intel Pentium, Pentium II, Pentium III and Celeron processors designated as Microsoft Windows NT certified and Year 2000 compliant.

Minimum PC Requirements

IBM, Compaq, or Dell that is Year 2000 ready - Pentium 166 MHz or better; 32 MB RAM or greater (2); 1.2 GB hard drive or larger (128 MB free space); CD-ROM; and a 56 KB modem (3)

Vantage Software (4)

PC Operating System Options

Windows 2000(Professional) (5)

Windows XP (Professional)

Database/Reporting

Oracle 10g Release 2, 32-bit Client for Windows

Forest & Trees® Builder Edition 7.0 (plus maintenance) (6)

Connectivity Requirements – One of the Following: (7)

Leased TCP/IP multi-protocol connection with minimum 56 KB (for example, AT&T Global Services), or

Dial-up connections through the AT&T secure network, or

Dial-up connections through Internet Service Provider

(1)	Vantage will operate only on a PC.

(2)	128 MB of RAM or greater is recommended

(3)	A modem is required only for dial-up connectivity.

(4)	All software must be loaded and operated per workstation. Network server versions and/or operations are not supported.

(5)	Windows 2000 requires Forest & Trees version 7.0 or higher on the Professional Edition (note this is not the Millenium Edition).

(6)	TCP/IP connectivity with an InterNIC registered TCP/IP address to CSG’s Millennium Data Center in Englewood, CO. The Vantage workstation must exist on the TCP/IP network.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

DirectNet Designated Environment

Effective: November 2007

CGS DirectNet may be accessed via the Internet, using *Internet Explorer 6.x. Customer is responsible for connectivity.

DirectNet Hardware

Processors

1ghz or greater

Minimum PC Requirements

Any PC running one of the following operating systems:

Windows XP

Windows Vista

Other Software

*Internet Explorer 6.5 or 7.0

Adobe Acrobat Reader 7 or higher (www.adobe.com) for PDF viewing and downloading

MS Word 2003 or 2007

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Schedule E

Technical Services

CSG agrees to provide Technical Services as requested by Customer for use in conjunction with or as a supplement to CSG’s Services, Products, and Support Services during the term of this Agreement.

1) Requests for Technical Services outside of Software Development

For each project that Customer desires CSG to undertake, Customer will complete the CSG Services Request Form (“SRF”) Trigger Document attached hereto as Exhibit E-1. This document will be validated and submitted to CSG by Customer’s Contract Administrator, Technical Coordinator, or other designated representative from Customer’s West Chester Data Center.

•	SRF – Customer will complete this document when requesting consulting, data maintenance, travel, IP address additions or other commonly used Technical Services.

In response to receiving an SRF Trigger Document, CSG will complete one of the following Response Documents:

Letter of Agreement (“LOA”)

•	LOA - Fixed Bid (attached hereto as Exhibit E-2)

•	LOA – Time and Materials (attached hereto as Exhibit E-3)

•	Change Order to LOA (attached hereto as Exhibit E-4)

Statements of Work (“SOW”)

•	SOW (attached hereto as Exhibit E-5)

•	SOW – Design (“D-SOW”) (attached hereto as Exhibit E-6)

•	Change Order to SOW (attached hereto as Exhibit E-7)

•

LOA- After trigger document is submitted, CSG may need to engage Customer in additional information collection, fact-finding, and clarification activities as required to fully comprehend Customer’s intended usage and implementation plans. After such activities are complete, CSG will respond to Customer with an LOA. This document will be used as a price and delivery quotation to define the cost, schedule, tasks, and deliverables for consulting or ancillary services that will generate a one-time charge of less than *** ******** ******* ($**,***.**). Upon the Parties’ execution of the LOA, CSG will commence providing the requested Technical Services.

•

SOW- After trigger document is submitted, CSG may need to engage Customer in additional information collection, fact-finding, and clarification activities as required to fully comprehend Customer’s intended usage and implementation plans. After such activities are complete, CSG will respond to Customer with an SOW. This document will be used for services that will generate a one-time charge of *** ******** ******* ($**,***.**) or greater. Upon the Parties’ execution of the SOW, CSG will commence providing the requested Technical Services. An SOW will be used for reoccurring services regardless of the dollar amount.

CSG agrees to provide their Response Documents to Customer in a timely manner after receipt of Customer Trigger Documents, and in the aggregate, they will be provided to Customer according to the following standards:

•

Within any ** *** period, CSG will submit their LOA response document no later than within ** ******** **** of the mutually agreed upon requirements completion submitted in the Customer Trigger documents, in **% of instances. CSG will submit their SOW response document no later than within ** ******** **** of the mutually agreed upon requirements completion submitted in the Customer Trigger documents, in **% of instances. CSG will use commercially reasonable efforts to respond to all trigger documents as soon as possible.

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•

In ***% of instances, Customer receives LOA Response Document from CSG within ** ******** **** of the mutually agreed upon requirements completion submitted by Customer. In ***% of instances, Customer receives SOW Response Document from CSG within ** ******** **** of the mutually agreed upon requirements completion submitted by Customer.

In any case where CSG fails to perform according to the above standards, Customer may issue written notice to CSG specifying the non-performance and request immediate corrective action to remedy the non-performance. If CSG fails to remedy the non-performance within ** **** of receipt of Customer’s notice specifying the non-performance, then CSG agrees to provide Customer with Technical Service credits of *** ******* (***) *****, at a senior consultant level, applicable to any outstanding or future LOA or SOW.

2) Requests for Software Development

For each project that Customer desires CSG to undertake, Customer will complete the CSG Business Requirements Specification Document (“BRD”) attached hereto as Exhibit E-8. This document will be validated and submitted to CSG by Customer’s Contract Administrator, Technical Coordinator, or other designated representative from Customer’s West Chester Data Center.

•	BRD – The Customer will define the project scope, background, and objectives, along with use cases for the requested software development or customization project(s).

In response to receiving a BRD Trigger Document, CSG will complete the following Response Document:

•	Initial Project Analysis (“IPA”) attached hereto as Exhibit E-9

•

IPA- After trigger document is submitted, CSG may need to engage Customer in additional information collection, fact-finding, and clarification activities as required to fully comprehend Customer’s intended usage and implementation plans. After such activities are complete, CSG will respond to Customer with an IPA. The purpose of the Initial Project Analysis (IPA) is to provide a proposed solution to a BRD that can be used to develop a detailed design, and to provide CSG and Customer an overall estimate of the size of the development request. This document will be provided to Customer for approval and signature.

Upon the Customer approval of the IPA, CSG will complete the following Response Documents:

•	D-SOW

•	SOW

•

D-SOW - The purpose of the D-SOW is to produce a detailed functional specification for development of the CSG proposed solution to Customer requirements, as specified in the BRD and further clarified in the IPA. If the size of the estimate provided in the IPA is greater than **** *****, a D-SOW is created for completion of the design phase and then after D-SOW Customer approval, an SOW is created once the design is completed. If the size of the estimate is less than **** *****, an SOW only is created for the complete development life cycle.

•

SOW – The purpose of the SOW is to provide formal acceptance by the Customer of the project design, cost and implementation schedule. The SOW will provide reliable cost and schedule estimates along with a description of the tasks to be completed and the deliverables to be produced. Upon Customer’s execution of the SOW, CSG will commence providing the requested services. An SOW will be used for reoccurring services regardless of the dollar amount. Except as otherwise specifically provided in a Statement of Work, CSG shall own all right, title and interest to any Deliverable. Each such Statement of Work agreed upon by the parties shall include a designation by Customer of whether the development project is deemed “strategic” or “non-strategic”, provided that Customer shall not designate any development project as “strategic” unless the aggregate fees payable to CSG in connection therewith are at ***** $***,***, and provided further, that any development project with aggregate fees payable to CSG of less than $***,*** shall be deemed neither “strategic” nor “non-strategic” for purposes of this Schedule E. With respect to any project

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set forth in an agreed upon Statement of Work that is designated by Customer as “strategic”, Customer shall fund the cost thereof, and CSG shall be restricted for a period of ** ** ** ****** from the date the Deliverables are made available to Customer (as agreed to by the parties in such Statement of Work) from using or distributing, or permitting the use by any third party of, the Deliverables and related intellectual property. With respect to any project set forth in an agreed upon Statement of Work that is designated by Customer as “non-strategic”, CSG may (i) elect to charge Customer for its development costs, in which case CSG may not itself use, or make the Deliverables or related intellectual property available for the use by other customers or third parties for * ** ** ****** from the date the Deliverables are made available by CSG (as agreed to by the parties in such Statement of Work); provided, however, that CSG may at any time elect to use the Deliverables or intellectual property without Customer’s permission in which case it shall refund to Customer the development fees paid to it by Customer under the applicable Statement of Work; or (ii) elect not to charge Customer for its development costs, in which case CSG may use the Deliverables and related intellectual property without restriction.

CSG agrees to provide their Response Documents to Customer in a timely manner after receipt of Customer Trigger Documents, and in the aggregate, they will be provided to Customer according to the following standards:

•

Within any ** *** period, CSG will submit their response document no later than within ** ******** **** of the mutually agreed upon requirements completion submitted in the Customer Trigger documents, in **% of instances. CSG will use commercially reasonable efforts to respond to all trigger documents as soon as possible.

•	In ***% of instances, Customer receives Response Document from CSG within ** ******** **** of the mutually agreed upon requirements completion submitted by Customer.

In any case where CSG fails to perform according to the above standards, Customer may issue a written notice to CSG specifying the non-performance and request immediate corrective action to remedy the non-performance. If CSG fails to remedy the non-performance within ** **** of receipt of Customer’s notice specifying the non-performance, then CSG agrees to provide Customer with Technical Service credits of *** *****, at a senior consultant level, applicable to any outstanding or future SOW or D-SOW.

3) Change Orders

If Customer desires a change to the Technical Services or work to be performed under any executed LOA, SOW, or D-SOW, Customer shall issue an amended SRF or BRD to CSG which shall specify that it is a request for a change in a specified LOA, SOW or D-SOW. CSG shall respond with the appropriate Response Document, which shall include a change order cost and schedule estimate to the original LOA, D-SOW or SOW. Upon receipt of the change order LOA, SOW or D-SOW, Customer shall have the option to execute the change order LOA, SOW, or D-SOW, complete the work specified in the previously executed LOA, SOW, or D-SOW, or provide written notice terminating the previously executed LOA, SOW or D-SOW. In the event that Customer terminates any previously executed LOA, SOW, or D-SOW, Customer will be obligated to pay only for work performed by CSG, or other third party performing work, up to the date that CSG receives the termination notification, or as otherwise specified in the LOA, SOW, or D-SOW. Requested changes may affect the delivery and cost of the specified service or development.

4) Authority to Approve Technical Services

Customer execution of a SOWs or D-SOWs requires the signature of Customer’s corporate officer, or of Customer’s Contract Administrator named in the Agreement. Customer execution of an LOA requires the signature of one of the following:

•	A Customer corporate officer

•	The Customer Contract Administrator named in this Agreement

•	The Customer Technical Coordinator named in this Agreement

•	Another data center representative previously designated in writing by Customer’s Contract Administrator.

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5) Customer Obligations

Customer agrees that it shall execute or notify CSG that it shall not execute the SOW within ******-**** (**) ******** **** of delivery of a final negotiated SOW from CSG. Upon completion of specified work by CSG and acceptance of the work product or deliverables by Customer, Customer will pay CSG all fee(s) set forth in a Statement of Work, as well as any previously approved Reimbursable Expenses incurred in connection with the Technical Services performed by CSG.

The Parties acknowledge that all executed LOAs, SOWs, and D-SOWs, shall form an integral part of this Agreement. Without limiting the foregoing, the Parties agree to negotiate in good faith a mutually agreeable Statement of Work for any Technical Services requested by Customer which relate to (i) the building of any interface between the Products and the systems used by CSG to provide the Services and any other system or product designated by Customer (“Interface”), and (ii) the development of any modifications to the Products or the systems used to provide the Services requested by Customer for the purpose of facilitating Customer’s compliance with the federal, state or local laws, rules or regulations to which it is subject. The terms and conditions for certification of any Interface implemented by Customer pursuant to this Schedule E are set forth in Exhibit E-10 and are hereby incorporated into any LOA, SOW or D-SOW for such implementation.

6) CSG Obligations

In the event that CSG has not completed the work specified in the LOA or SOW within the maximum period of performance or the period of performance otherwise specified in the LOA or SOW, as described above in Sections 1 and 2, Customer will have the option of providing written notice terminating the SOW at no cost. Upon receipt of such notice of termination, CSG shall be released of any obligation to deliver any of the work outlined in the referenced SOW or LOA. or applying the following discounts based on late delivery:

Delivery Delay	Discount applied off total proposed price excluding reimbursable expenses
* ** ** ****	***
** ** ** ****	***
** ** ** ****	***
** ** *** ****	***
**** *** ****	***

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Exhibit E-1

Service Request Form

Submission Date:	Request #:
Submitter’s Name:	Submitter’s Phone #:
Submitter’s E-mail:
Executive Sponsor:	ES Phone #:
Business Owner:	BO Phone #:
Owner/PM:	PM Phone#:
PM E-mail:
CSG Contact:	CSG Contact Phone #:
CSG Contact E-mail:

Region/System Name/Department:
Billing System/Prin:
SPAs affected:
Desired Delivery Date:
Request Type (see Appendix A for types):

Description (see Appendix A for required information):

Justification/Reason (see Appendix B):

CSG Use Only:

Change Request #:
Date Accepted by CSG:

CSG Project Manager:
CSG Department:

Returned:	☐ SOW #__________	☐ LOA#__________	☐ Non-billable

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Appendix A - SRF Requirements

1. Addressable Requests

a) PCB

•	Z#/L# which are to be changed

•	Protocol involved

•	What needs to be changed, deleted (SPA, headend, etc)

•	When changes are to occur

b) NAS to DAC

•	Main Contact Name and Number if not the same as submitted

•	Warehouse/converter inventory contact name and number

•	Addressability/PPV contact name and number

•	UDU contact name and number

•	Dates of all 3 passers.

•	Is this site addressable? If so, is it analog or digital? List all protocols.

•	Will the current addressable protocols continue to be used after the digital launch? List those to remain and those to discontinue.

•	Will Jerrold Digital be impulse?

•	Do you currently use ANI or ARU? List vendor(s)

•	Will the Jerrold Digital launch use ANI or ARU? If so, list vendor(s).

•	What are the launch dates? Do you have separate dates to begin testing, launch to friendly customers/employees, and live launch? If so, specify.

c) ARU/ANI Launch

•	Main Contact Name and number if not the same as submitted

•	Warehouse/converter inventory contact name and number

•	Addressability/PPV contact name and number

•	UDU contact name and number

•	Is this site addressable?

•	List all protocols.

•	Do you currently use ANI or ARU? List vendor(s)

•	Are you switching to a new ANI vendor? If so, what vendor do you currently use? What vendor will you switch to?

•	What are the launch dates? Do you have separate dates to begin testing, launch to friendly customers/employees, and live launch? If so, specify.

2. UDU/CTD Requests

a) CTD Mirror

•	From SPA information and to Spa information

•	CTD or 9xx information to be mirrored

b) Mass date move

•	Date cards are entered

•	Effective date needed for card changes

•	Is this a 9xx or CTD request?

c) Cycle Freeze

•	Cycles to be frozen

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•	Sys/prin/agents to be frozen

d) Cycle Force

•	Date to force cycle

•	Sys/prin/agents to be forced

3. Access Changes

a) Prin Bank Changes

•	Is this site ACSR? If so server IP to be changed.

•	Group ID or printer ID to find Prin Bank

•	Sys/Prins to be included or removed

•	Date access is to be changed

b) INI changes

•	Server IP to be changed

•	Changes requested

•	Date access is to be changed

c) Sys2rid Changes

•	Server IP to be changed

•	Regions to be added or deleted

•	Date access is to be changed

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Appendix B – Justification/Business Case

•

Describe the Business Need/Goal addressed by this request. This should include objectives, need, and rationale for expenditure. Please add in any key milestones that will need to be tracked as it pertains to this request.

•	Describe the risks to the business if this request is not completed.

•	Provide what benefit will be derived. State how the expenditure will benefit Comcast and describe how the expenditure promotes Comcast strategic initiatives.

•	Describe how the benefit will be measured.

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“CSG Internal Use Only” ☐ Non-Billable OR ☐ Billable Project #: [Enter the Oracle or HourGlass # here.] PRO # / Passer #: Billing Sys Prin #:

Exhibit E-2

[Date]

Addressee

Comcast Cable Communications Management, LLC

Street Address

City, State, Zip

Re:	Letter of Authorization For: enter the LOA description here.

Dear Salutation should match Addressee:

This Letter of Authorization (the “Letter”) confirms the agreement of Comcast Cable Communications Management, LLC (“Customer”) to retain the technical/consulting services (the “Services”) of CSG Systems, Inc. (“CSG”). The Effective Date of this Letter is the date last signed below. Customer agrees to pay CSG in accordance with the monthly invoices that CSG sends Customer. The terms and conditions of Schedule B of the Master Agreement between Customer and CSG regarding the provision of Services are incorporated in this Letter and shall govern the Services provided herein by CSG.

Description of Services: SAMPLE: CSG will assign four (4) resources to provide ten (10) days of onsite consulting services and conduct a one (1) day training session.

Key Target Milestones:	Estimated Commencement Date: _____. Estimated Completion Date: _________.

Fees and Expenses:	Fixed Bid: This Letter is fixed baseline pricing based on the Description of Services and Key Target Milestones listed herein. Customer mandated changes, variances, delays and contingencies outside of CSG’s control shall result in a Change Order. Each Change Order will be scoped and priced accordingly on a Time and Materials basis between CSG and Customer. Change Orders will be billed at $*.** per person, per hour. Total Cost for a Change Order will not exceed **% of the estimated change control pricing. Customer is responsible for all Reimbursable Expenses (as defined in Article 5.1 of the Agreement) incurred by CSG or it’s affiliates on behalf of this Letter.

Total Cost: $*.** (excluding Change Orders)

Customer Point of Contact	CSG Point of Contact
Business Owner:	Business Owner:
Submitter’s Name:	Project Owner:

Misc. information (if none, delete this text).

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CSG looks forward to a long and mutually beneficial relationship with Comcast and to providing you with continued high-value services to enhance your business. Once the Customer has signed two originals of this Letter, please return to CSG via US mail, attention: Requestor’s Name at Requestor’s Address. Upon CSG’s receipt of a signed Letter by Customer, CSG will commence the Services that you have requested. However, if the Customer requests CSG begin work immediately, in addition to mailing two originals, Customer can fax a signed copy of this Letter attention: Requestor’s Name fax 000-000-0000.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“Customer”)	CSG SYSTEMS, INC. (“CSG”)

By:	By:

Name:	Name:

Title:	Title:

[Attach SRF Here]

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“CSG Internal Use Only” ☐ Non-Billable OR ☐ Billable Project #: PRO # / Passer #: Billing Sys Prin #:

EXHIBIT E-3

date

Ms. Catherine Haluschak

Comcast Cable Communications Management, LLC

15 Summit Park Drive

Pittsburgh, PA 15275-1105

Letter Of Authorization For: enter the LOA description here.

Dear Catherine:

This Letter of Authorization (the “Letter”) confirms the agreement of Comcast Cable Communications Management, LLC (“Customer”) to retain the technical/consulting services (the “Services”) of CSG Systems, Inc. (“CSG”). The Effective Date of this Letter is the date last signed below. Customer agrees to pay CSG in accordance with the monthly invoices that CSG sends Customer. The terms and conditions of Schedule E of the Master Agreement between Customer and CSG regarding the provision of Services are incorporated in this Letter and shall govern the Services provided herein by CSG.

Description of Services:	[sample] CSG will assign one (1) subject matter resource to provide three (3) days of onsite Vantage training for up to six (6) Customer representatives.

Key Target Milestones:	Estimated Commencement Date:
Estimated Completion Date:

Fees and Expenses:	Time & Materials: Project fees are based on Time and Materials basis at the rate of $***.** per person, per hour, plus Reimbursable Expenses (as defined in Article 5.1 of the Agreement). Reimbursable Expenses are in addition to Project Fees. CSG will invoice Customer for Reimbursable Expenses on a monthly basis, in accordance with the terms and conditions of the Agreement. Total cost will not exceed *** ******* (***) of the Estimated Total Cost.

Total Cost: $*.** (excluding Change Orders)

Customer Point of Contact	CSG Point of Contact
Business Owner:	Business Owner:
Submitter’s Name:	Project Owner:

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CSG looks forward to a long and mutually beneficial relationship with Comcast and to providing you with continued high-value services to enhance your business. Once the Customer has signed two (2) originals of this Letter, please return to CSG via US mail, attention: Requestor’s Name at 2525 N. 117th Ave. Omaha, NE 68134. Upon CSG’s receipt of a signed Letter by Customer, CSG will commence the Services that you have requested. However, if the Customer requests CSG begin work immediately, in addition to mailing two (2) originals, Customer can fax a signed copy of this Letter attention: Requestor’s Name fax 000-000-0000.

Comcast cable communications Management, LLC (“Customer”)	CSG SYSTEMS, INC. (“CSG”)

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

[Attach SRF Here]

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EXHIBIT E-4

CHANGE ORDER No. 1

TO

LETTER OF AUTHORIZATION

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST cable communications MANAGEMENT, LLC

This Change Order (the “Change Order”) is made by and between CSG SYSTEMS, INC. (“CSG”) and COMCAST cable communications MANAGEMENT, llc (“Customer”). The Effective Date of this Change Order is the date last signed below. CSG and Customer entered into a certain Letter of Authorization (CSG document #                    ) dated                     regarding Enter Document Title (the “LOA”), and now desire to amend the LOA in accordance with the terms and conditions set forth in this Change Order. If the terms and conditions set forth in this Change Order shall be in conflict with the LOA, the terms and conditions of this Change Order shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Change Order shall have the meaning set forth in the LOA. Upon execution of this Change Order by the parties, any subsequent reference to the LOA between the parties shall mean the LOA as amended by this Change Order. Except as amended herein, the terms and conditions set forth in the LOA shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

☐	CSG and Customer desire to delete the Enter the LOA’s Corresponding Section section of the LOA in its entirety and replace it with the following:

“                    ”

☐	CSG and Customer desire to add to the Enter the LOA’s Corresponding Section section of the LOA a new item to read as follows:

“                    ”

☐	CSG and Customer desire to cancel the LOA in its entirety. The parties agree that upon the Effective Date of this Change Order all duties set forth in the LOA shall be terminated except for the duty of Customer to pay CSG for services performed prior to the cancellation in the following amount:

Total Cost:

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IN WITNESS WHEREOF, CSG and Customer cause this Change Order to be duly executed below.

COMCAST cable communications MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

[Attach SRF Here]

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“CSG Internal Use Only” Project #: PRO # / Passer #: Billing Sys Prin#:

Exhibit E-5

STATEMENT OF WORK

(Template)

THIS STATEMENT OF WORK (“SOW”) is made by and between CSG® SYSTEMS, INC. (“CSG”) and Comcast CABLE COMMUNICATIoNS Management, LLC, pursuant to, in accordance with Schedule E of the CSG Master Subscriber Management System Agreement (the “Agreement”) that CSG and Customer executed as of             , 200    , and of which this SOW forms an integral part. The Effective Date of this SOW is the date last signed below. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this SOW shall have the meaning set forth in the Agreement.

SERVICE TYPE: Select all that apply: double click the gray box, then choose ‘Checked’ under Default Value.

☐Consulting Services

☐    Project Management

☐    Strategy and Direction

☐    Requirements Definition and/or Vendor Selection

☐    Implementation/Integration

☐    Training

☐    Support

☐Development

☐    Create Software

☐    Alterations or Customizations

☐Implementation

☐    Passers

☐    Configuration

☐    Agent Transfer

☐    Interfaces

☐Integration Operation Test (IOT) Support

☐    Configuration

☐    Hardware

☐    Software

☐Other

TITLE: Title [short and sweet]. Sample: Third Party Verification (“TPV”) summary report/CR 229.

DEFINITIONS: [DEFINE ALL CAPITALIZED TERMS AND ACRONYMS USED IN SOW]

OBJECTIVES: Specific Business Needs (refer to a requirements document for details) What Customer has requested.

DESCRIPTION/SCOPE OF SERVICES: Should include what CSG plans to do or what will be done.

SUPPORT PLAN/PROCEDURES: This should be what the vendor will do to meet the requirements (Vendor responsibility, timetable, staffing plan if applicable and performance criteria).

CUSTOMER RESPONSIBILITIES:

•	What other obligations must Customer complete in order for CSG to meet the Timetable and Deliverables set forth in this SOW?.

LOCATION: Primary location of team. If no field visit is necessary, then N/A.

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KEY TARGET MILESTONES:

Spell out: [November 1, 2003, NOT 11/1/03]

Analysis and Design Start Date:

Business Requirements Specification Completion Date:

Functional Design Completion Date:

Functional Design Review Date:

•	Customer shall execute this SOW on or before , 200 (“Scheduling Date”); should Customer fail to, at CSG’s option, this SOW may be deemed null and void in its entirety.

QUALITY METRICS: to be negotiated between CSG and Customer’s SMS Team – if none, then type N/A.

TESTING DEADLINES: to be negotiated between CSG and Customer’s SMS Team – if none, then type N/A.

PROJECT FEES: Choose Time & Materials OR Fixed Bid…Delete paragraph not used.

Project Fees tied to milestones and user acceptance and payment terms.

Time and Materials: Project Fees are based on Time and Materials basis at the rate of $                 per person, per hour, plus

Reimbursable Expenses (as defined in Article 5.1 of the Agreement). Reimbursable Expenses are in addition to Project Fees. CSG will invoice Customer for Reimbursable Expenses on a monthly basis, in accordance with the terms and conditions of the Agreement. Total cost will not exceed *** ******* (***) of the Estimated Total Project Fees.

Estimated Total Project Fees: $	[rate X hours	]

OR

☐	Fixed Bid: This SOW is fixed baseline pricing based on the Description/Scope of Services, Support Plan / Procedures, Customer Responsibilities and Key Target Milestones listed herein. Customer mandated changes, variances, delays and contingencies shall result in a Change Order. Each Change Order will be scoped and priced accordingly on a Time and Materials basis between CSG and Customer. Change Orders will be billed at $ per person, per hour. Customer is responsible for all Reimbursable Expenses (as defined in Article 5.1 of the Agreement) incurred by CSG or it’s affiliates on behalf of this project.

Total Project Fees: $	(excluding Change Orders	)

PROJECT BILLING MILESTONES: Select one: double click the gray box then choose ‘Checked’ under Default Value. Delete the one that does not apply. ☐ Billing when complete.

☐	Billing per milestones.

Upon completion of Design:	$	*.	**
Upon completion of Development:	$	*.	**
Upon completion of Testing:	$	*.	**
(if other, describe):	$	*.	**

ADDITIONAL PROVISIONS: ****** ***** ** *** **** ***, **** ****** ‘*******’ ***** ******* ***** ** ****** *********** *** *** *** ********* *******. [****** *** ************ *********–****** ********* ** “*********” ** “***-*********” *** ****** ***** ********* – ********* * ****** ****** ** ******** ********** ** ***** ********* ** ******]

☐	Intellectual Property Rights: [IF NEITHER “STRATEGIC” OR “NON-STRATEGIC”] CSG and Customer mutually agree that this SOW shall be designated as neither “strategic” nor “non-strategic,” as defined in Schedule E of the Agreement.

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[**]

☐	Intellectual Property Rights: [IF STRATEGIC OR NON-STRATEGIC, ADD FOLLOWING LANGUAGE] CSG and Customer mutually agree that this SOW shall be designated as [“strategic”] or [“non-strategic,”] as defined in Schedule E of the Agreement. CSG shall charge Customer for its development cost for this SOW as set forth in the Project Fees Section herein. As a result, Customer will have exclusive right to the Deliverables or related intellectual property (collectively the “Deliverables”) for a month period from the date the Deliverables are made available to Customer as set forth above; provided, however, Customer acknowledges and agrees that CSG may at its sole discretion use or make available for use by any other customer or third party the Deliverables created herein, for any purpose, without Customer’s permission; provided that CSG refund to Customer the development fees paid to CSG by Customer under this SOW.

☐	Additional Warranties and Remedies

☐	Performance Criteria

☐	Inspection and Acceptance Criteria

☐	Incentives/Penalties

☐	Additional Insurance - In addition to the insurance coverage required under the Agreement, CSG shall carry Errors and Omissions insurance providing limits of not less than $*,***,*** per occurrence with endorsement evidencing coverage for contractual liability.

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Customer Billing Address: Comcast Cable Communications, Inc. 1354 Boot Road West Chester, PA 19380	CSG Payment Address: CSG Systems, Inc. P.O. Box 3366 Omaha, NE 68176-0270 (Please do not remit payment until invoiced by CSG.)

Customer Point of Contact Business Owner: Submitter’s Name: G/L Code:	CSG Point of Contact Business Owner: Project Owner: Project Number:

IN WITNESS WHEREOF, CSG and Customer cause this Statement of Work to be duly executed below.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

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“CSG Internal Use Only” Project #: PRO # / Passer #: Billing Sys Prin#:

EXHIBIT E-6

DESIGN STATEMENT OF WORK

This DESIGN Statement of Work (“DSOW”) is made by and between CSG SYSTEMS, INC. (“CSG”) and COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“Customer”) pursuant to, in accordance with, and as a part of Schedule E of the CSG Master Subscriber Management System Agreement that CSG and Customer executed as of March 17, 2004 (the “Agreement”) and of which this SOW forms an integral part. The Effective Date of this SOW is the date last signed below. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this SOW shall have the meaning set forth in the Agreement.

SERVICE TYPE: Select all that apply: double click the gray box then choose ‘Checked’ under Default Value

☐Consulting Services

☐    Strategy and Direction

☐    Requirements Definition and/or Vendor Selection

☐    Application Design

☐Other

TITLE: Title [short and sweet]. Sample: Analysis and Design for Operations Provisioning Activation Link (“OPAL”) system (CR 303).

DEFINITIONS: [Define all capitalized terms and acronyms used in SOW]

OBJECTIVES: Specific Business Needs (refer to a requirements document for details). What is Customer requesting?

DESCRIPTION/SCOPE OF SERVICES:

****** ******* ******* ************ ** ***** ** ******** **** *** ** ***.

SUPPORT PLAN/PROCEDURES:

This should be what the vendor will do to meet the requirements (Vendor responsibility, timetable, staffing plan if applicable and performance criteria).

LOCATION: Primary location of team. If no field visit necessary, then type N/A. If visit is necessary, please list locations that will be visited.

KEY TARGET MILESTONES:

Analysis and Design Start Date:
Business Requirements Specification Completion Date:
Functional Design Completion Date
Functional Design Review Date

•	Customer shall execute this DSOW on or before ; should Customer fail to, at CSG’s option, this DSOW may be deemed null and void in its entirety.

QUALITY METRICS: to be negotiated between CSG & Customer’s SMS Team – if none, then type N/A.

TESTING DEADLINES: to be negotiated between CSG & Customer’s SMS Team – if none, then type N/A.

PROJECT FEES: Choose Time & Materials OR Fixed Bid… Delete paragraph not used.

Project Fees tied to milestones and user acceptance and payment terms.

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Time and Materials: Project Fees are based on Time and Materials basis at the rate of $***.** per person, per hour, plus Reimbursable Expenses (as defined in Article 5.1 of the Agreement). Reimbursable Expenses are in addition to Project Fees. CSG will invoice Customer for Reimbursable Expenses on a monthly basis, in accordance with the terms and conditions of the Agreement. Total cost will not exceed *** ******* (***) of the Estimated Total Project Fees.

Estimated Total Project Fees: $	[Rate X hours	]

OR

Fixed Bid: This DSOW is fixed baseline pricing based on the Scope of Services, Support Plan/Procedures, Key Target Milestones and Customer Responsibilities listed herein. Customer mandated changes, variances, delays and contingencies shall result in a Change Order. Each Change Order will be scoped and priced accordingly on a Time and Materials basis between CSG and Customer. Change Orders will be billed at $***.** person, per hour. Customer is responsible for all Reimbursable Expenses (as defined in Article 5.1 of the Agreement) incurred by CSG or its affiliates on behalf of this project.

Total Project Fees: $	(excluding Change Orders	)

PROJECT BILLING MILESTONES: Select one: double click the gray box then choose ‘Checked’ under Default Value. Delete the one that does not apply.

☐	Billing when complete.

☐	Billing per milestones.

Upon completion of Design:	$	*.	**
Upon completion of Development:	$	*.	**
Upon completion of Testing:	$	*.	**
(if other, describe):	$	*.	**

CUSTOMER RESPONSIBILITIES:

•	Customer must deliver a final Business Requirements Specification (“BRS”).

What other obligations must Customer complete in order for CSG to meet the Timetable and Deliverables set forth in this SOW?

ADDITIONAL PROVISIONS: ****** ***** *** **** *** **** ****** ‘*******’ ***** ******* ***** ** ****** *********** *** *** *** ********* *******. [****** *** ************ *********–****** ********* ** “*********” ** “***-*********” *** ****** ***** ********* – ********* * ****** ****** ** ******** ********** ** ***** ********* ** ******]

☐	Intellectual Property Rights: [IF NEITHER “STRATEGIC” OR “NON-STRATEGIC”] CSG and Customer mutually agree that this SOW shall be designated as neither “strategic” nor “non-strategic,” as defined in Schedule E of the Agreement.

[**]

☐	Intellectual Property Rights: [IF STRATEGIC OR NON-STRATEGIC, ADD FOLLOWING LANGUAGE] CSG and Customer mutually agree that this SOW shall be designated as strategeic or non-strategic? as defined in Schedule E of the Agreement. CSG shall charge Customer for its development cost for this SOW as set forth in the Project Fees Section herein. As a result, Customer will have exclusive right to the Deliverables or related intellectual property (collectively the “Deliverables”) for a month period from the date the Deliverables are made available to Customer as set forth above; provided, however, Customer acknowledges and agrees that CSG may at its sole discretion use or make available for use by any other customer or third party the Deliverables created herein, for any purpose, without Customer’s permission; provided that CSG refund to Customer the development fees paid to CSG by Customer under this SOW.

☐	Additional Warranties and Remedies

☐	Performance Criteria

☐	Inspection and Acceptance Criteria

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☐	Incentives/Penalties

☐	Additional Insurance: In addition to the insurance coverage required under the Agreement, CSG shall carry Errors and Omissions insurance providing limits of not less than $*,***,*** per occurrence with endorsement evidencing coverage for contractual liability.

Customer Billing Address: Comcast Cable Communications, Inc. 1354 Boot Road West Chester, PA 19380	CSG Payment Address: CSG Systems, Inc. P.O. Box 3366 Omaha, NE 68176-0270 (Please do not remit payment until invoiced by CSG.)

Customer Point of Contact Name: Business Owner: G/L Code:	CSG Point of Contact Business Owner: Project Owner: Project Number:

IN WITNESS WHEREOF, CSG and Customer cause this DSOW to be duly executed below.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

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“CSG Internal Use Only” Project #: PRO # / Passer #: Billing Sys Prin#:

EXHIBIT E-7

CHANGE ORDER

TO

STATEMENT OF WORK

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This Change Order (the “Change Order”) is made by and between CSG SYSTEMS, INC. (“CSG”) and COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“Customer”). The Effective Date of this Change Order is the date last signed below. CSG and Customer entered into a certain Statement of Work (CSG document #[Click here and type the Document Number]) dated [Click here and type the Effective Date of the SOW] regarding [Click here and enter the Project Title of the SOW] (the “SOW”), and now desire to amend the SOW in accordance with the terms and conditions set forth in this Change Order. If the terms and conditions set forth in this Change Order shall be in conflict with the SOW, the terms and conditions of this Change Order shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Change Order shall have the meaning set forth in the SOW. Upon execution of this Change Order by the parties, any subsequent reference to the SOW between the parties shall mean the SOW as amended by this Change Order. Except as amended herein, the terms and conditions set forth in the SOW shall continue in full force and effect according to their terms.

CSG and Customer agree as follows: [****** **** *** ******** ***** *** ****** *** ****]

☐	CSG and Customer desire to delete the [ENTER THE SOW’s CORRESPONDING SECTION HEADING] Section of the SOW in its entirety and replace it with the following:

“[ENTER THE WAY THE AMENDED LANGUAGE SHOULD READ]”

☐	CSG and Customer desire to add to the [ENTER THE SOW’s CORRESPONDING HEADING] Section of the SOW a new item to read as follows:

“[ENTER THE WAY THE AMENDED LANGUAGE SHOULD READ]”

☐	CSG and Customer desire to cancel the SOW in its entirety. The parties agree that upon the Effective Date of this Change Order all duties set forth in the SOW shall be terminated except for the duty of Customer to pay CSG for services performed prior to the cancellation in the following amount:

“Total Cost:                     ”

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IN WITNESS WHEREOF, CSG and Customer cause this Change Order to be duly executed below.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

[Attach SRF Here]

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Exhibit E-8

Title

Business Requirements Document (BRD)

Guide

Version Number: This should match the most current revision number of the doc from the Revision History

Client Requesting: who is the person who actually is requesting the change be made to the application

Submitted by: who is the author/responsible party for the document

Date Submitted:

Program Request Number:

Oracle Project Number: (if applicable)

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Table of Contents

Table of Contents	29

I. Revision History	30

II. Definitions of Terms, Acronyms, and Abbreviations	31

III. Background and Scope	31

A. Detailed Background	31
B. Impacts	31
C. Justification	31

IV. Project Objectives and Main Use Case	31

A. Project Objectives	31
B. Assumptions or Pre-Conditions	31
C. Main Success Scenario(s)	32
D. Variations	32
E. Error Conditions	32

V. Business Requirements	32

VI. Additional Considerations	35

A. Supporting Documentation:	35
B. References:	35
C. Miscellaneous/Notes/Comments:	35
D. Accounting/Billing Requirements	35

VII. Impacted Products	36

Please refer to the BRD Guide for assistance in filling this form out completely.

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I.	Revision History

Revision Number	Revision Date	Author	Requirement Number	Change Summary
1.00				Initial version submitted for Peer Review

The version number that is sent to the Business Requirements Review (BRR) and the IPA will be bolded and noted in the change summary.

Version 1.00 shall be the document submitted for peer review. Each revision after the peer review shall be incremented by .01.

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II.	Definitions of Terms, Acronyms, and Abbreviations

The definitions for all terms, acronyms, and abbreviations referred to in this document shall be included here.

Terms	Definition
I.E. – ACP	Communication Control System

III.	Background and Scope

A.	Detailed Background

Provide a detailed background of your current situation to help define the scope of this request. Provide an overview of your current organization/operational workflow and interaction with CSG products. (Explain how you use CSG products today).

The detailed background should include, but is not limited to, the industries or Lines of Business impacted by the situation, as well as the listing of the current situation and organization. This is the section that covers the background of the request.

B.	Impacts

Due to the situation stated above, explain what the impacts are, and explain who and how these impacts affect the business. Include job/task descriptions and current work-arounds.

C.	Justification

What is the justification (CSG’s and/or client’s) for this request? (business opportunities, market opportunities, cost savings, etc.) Please note, this field is not required.

IV.	Project Objectives and Main Use Case

A.	Project Objectives

Briefly explain the objectives summarizing the desired results.

B.	Assumptions or Pre-Conditions

List any assumptions or pre-conditions (other circumstances or events that may influence, frame, or help scope this project).

Assumptions are specific technical software or hardware requirements the system must meet before the use case starts. For example, the work station must have Windows 2000 installed.

Pre Conditions are: the statement(s) of what the system will ensure is true before letting the use case starts. For example, the User is logged in to the application is a pre-condition.

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C.	Main Success Scenario(s)

Main Success Scenario(s)sequential steps.

A Main Success Scenario has several parts: The condition on which the scenario runs, the goal to achieve, the set of action steps, the end condition and a possible set of extensions. What this section details is the scenario body, the set of sequential steps. Please keep the following in mind as you complete the Main Success Scenario.

•	Each action is written to show simple active action.

•	Use simple grammar.

•	Write the action in simple sequential steps not paragraph form.

•	Show clearly “who has the ball”.

•	Write the steps from 5,000 feet up.

•	Show the forward process of the motion.

•	Show the actors intent, not the movement itself.

•	Include a reasonable set of actions.

•	Validate information, don’t “check whether or not”.

D.	Variations

List any variations

Variations are different incantations of the Use Case. For instance, a variation would be to use different technology and different steps to lead to the same conclusion, or different procedures for dealing with special cases.

E.	Error Conditions

What happens when it doesn’t work?

Error conditions cover the differing successful outcomes. Error conditions are not meant to imply true errors, but simply an alternative within the application.

V.	Business Requirements

Requirement types must be considered when writing a business requirement. The following is a list of the various Requirement Types: Functionality, Data, Human Interaction, Reporting, Statement, Security, Operational and Accounting and Billing Requirements.

Provide detailed requirements in each section below:

•	These shall be business/operational requirements, NOT proposed solution statements

•	Each requirement shall be a single sentence, unambiguous (only one interpretation), and verifiable (can be tested)

•	If there are terms used that require definition, the definition shall be included in the Definitions of Terms, Acronyms, and Abbreviations section of this document

•	Make sure any necessary error and exception requirements are included, where applicable

•

For each requirement, identify the product(s) that shall be considered when developing the solution to meet that requirement. For example, a requirement to add a new data element to subscriber information, shall indicate what each product is expected to do with the new data element; (i.e., display, print, editing rules, defaults, etc.).

•	Indicate the priority of each requirement as it relates to each product.

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Requirement Types: Following are the various Requirement Types, their definitions and some things to think about for each type:

Functionality Requirements: Identify the capabilities required of CSG product(s) in terms of function or service.

Data Requirements: Identify data elements or derived data required, along with attributes and requirements for use/management of the data, such as:

•	Source of data (online entry, default values, from electronic interface, derived, etc.)

•	Data attributes (alpha, numeric, etc)

•	Data formatting and use

•	Availability (online, ad hoc, extracts, interfaces, etc.)

•	Retention

•	Formulas or algorithms used to calculate derived data

Human Interaction Requirements: Identify and describe all user classes and associated requirements for user interaction with the system. This may include:

•	Type (3270, ACSR, WWW, thin client, ARU, Voice response, etc.)

•	Presentation (e.g., look and feel, sorting, sequencing, etc.)

•	Access and use (menus, icons, navigation paths, etc.)

•	Error handling requirements, including suggested error messages

Reporting Requirements: Identify new or modified reporting outputs from the product functionality.

•	Type (management, exception, detail, summary, audit, etc.)

•	Media (online view, paper, CD-ROM, microfiche, etc.)

•	Frequency (on demand, daily, weekly, monthly, etc.)

•	Sequence

•	Sort

•	Content

•	Availability (by user class, if applicable)

•	Retention (how long is the report available)

•	Exception processes required

Statement Requirements: Identify statement (or other subscriber output, such as enhanced past dues, computer letters, etc.) and content requirements.

•	Data elements (billing details, client info, subscriber info, messages, postal info, etc.)

•	Formatting (graphics, bolding, font sizes, etc.)

•	Frequency (daily, weekly, monthly, on demand, etc.)

•	Sequencing of data

•	Media (paper, electronic, CD-ROM, extracts, etc.)

•	Delivery (US mail, email, online-www, etc.)

•	Inserting requirements

•	Special or exception processes required (reruns, reprints, out of balance alerts or other error handling, statement checkers, pre-test checkers, or other verification tools)

Security Requirements: Identify levels of functionality access and use restrictions by user class, as applicable.

•	Restrictions or security for back office configuration

•	Restrictions or security for access to specific functions (e.g., view, add, change, delete, etc.)

•	Restrictions or security for specific data elements

Operational Requirements and Constraints: Identify requirements regarding the operation of the functionality being requested.

•	Service levels

•	Regulatory requirements ( if not covered elsewhere)

•	Electronic interface requirements to other CSG components, external systems, or communication networks (include transport protocols, receipt confirmation, or error handling, if applicable)

•	Backup / disaster recovery requirements

•	Implementation and deployment requirements

•	Exception processing or error handling

•	Designated network environment

•	Designated hardware environment

•	Designated software environment

•	Date base requirements

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CSG Accounting and Billing Requirements: Identify all requirements to enable the billing of CSG clients for product functionality.

•	Specific data, reporting, calculations, and interfaces necessary to support CSG billing of CSG’s clients

1.0 Primary Requirement:

The text of the primary requirement, derived from the use case, belongs in this space. Some tips for creating requirements: ask what must the system do? How must the system do it? What do you have to see to see acceptance from the system?

One thing that is required is what type of requirement is it? Please keep the following list in mind when deciding: Functionality, Data, Human Interaction, Reporting, Statement, Security, Operational and Accounting and Billing Requirements

Priority	Product

Use Case/Work Flow/Example:

While an additional use case/work flow/ or example may further clarify the requirement, it is not required to be entered. If the example is derived straight from the main use case, in this section you can reference the number of the step from the Main Success Scenario.

The following are only examples of how the form can be filled out, there do not have to be Sub Requirements or additional Primary Requirements in every BRD.

N.1 Sub Requirement:

Use Case/Work Flow/Example:

N.2 Sub Requirement:

Use Case/Work Flow/Example:

2.0 Primary Requirement:

Priority	Product

Use Case/Work Flow/Example:

N.1 Sub Requirement:

Use Case/Work Flow/Example:

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

N.2 Sub Requirement:

Use Case/Work Flow/Example:

VI.	Additional Considerations

A.	Supporting Documentation:

This list contains all requirement documents, specifications, and other documents supporting the business requirement (i.e. this may include interface specification documentation, screen layouts, report layouts, training documentation, Call Ticket Tracker ticket #’s etc.)

While the following information is not required, any supporting documentation that will further explain the Business Request should be listed below.

Document Name	Number/Attachment

B.	References:

This section contains any supporting screen shots, examples or any additional information.

Not every product will require specific screen definitions or suggestions for the layout, should your product have these requirements, this is the section to add the supporting information to.

C.	Miscellaneous/Notes/Comments:

This section can be used for any information that does not fit into the existing document sections. For example, is there a specific scenario that must be tested in the new functionality? Also, is there anything about this requirement that is proprietary to a specific CSG client? Can the request be used by all clients?

D.	Accounting/Billing Considerations

CSG Accounting and Billing Considerations: Identify all considerations to enable the billing of CSG clients for product functionality.

Specific data, reporting, calculations, and interfaces necessary to support CSG billing of CSG’s clients.

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✓	Impacted Products

Use this list of products in completing the requirement sections. As a product is used in the requirements, mark column one below with a “Y”. This will help to ensure all affected components are identified for the potential solution (PSA) phase.

Impacted by Requirements (Yes or blank)	Product
ACSR
ACSR Telephony
Aggregator Express
Care Express
Communications Control System (ACP)
ACP Centric Interfaces
CSG.net
Info Express
Open Systems Interfaces
Print Services
SMS (Prodigy)
Screen Express
Smartlink
Statement Express
Ticket Express
Vantage
Workforce Express
XML
Third party hardware
Third party software

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Exhibit E-9

Open Systems

<Project Name>

<Project Number>

Oracle Project Number: <Oracle Number>

Initial Project Analysis

Last Updated:

Version: 0.1

CONFIDENTIAL: This documentation is protected under the United States copyright laws as an unpublished work, and is confidential and proprietary to CSG Systems, Inc. Its use or disclosure in whole or in part, without the express permission of CSG Systems, Inc. is prohibited. © 2002 by CSG Systems, Inc. All rights Reserved.

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

TABLE OF CONTENTS

1. Introduction		39

1.1.	Authors/Analysts	39
1.2.	Contributors:	39
1.3.	History	39
1.4.	Project Description	39
1.5.	Requirements	39

2. High Level Solution Description		39

3. Impacted Components		39

4. Level I Time Estimates		40

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Introduction

Authors/Analysts

{Enter names of analysts assigned to the project}

Contributors:

{Anyone outside of the analysts that helped with the project.}

History

Version	Date Changed	Author of Change	Purpose of Change
0.1			Initial creation

Project Description

{Brief description of the project}

Requirements

{Brief description of the requirements for the project}

High Level Solution Description

Impacted Components

ACSR ACSR Standard ACSR Telephony CIT XBOI AOI	☐ ☐ ☐ ☐ ☐	Addressability ARU ANI Fleetcom Addressable Interfaces	☐ ☐ ☐ ☐

CSG.net Plan Editor	☐ ☐	Print Services Statement Express Advanced ESP	☐ ☐

Aggregator Express	☐	Prodigy	☐

Call Center Express Ticket Express Screen Express Info Express	☐ ☐ ☐	Telephony Back Office SDS UHS Reports	☐ ☐ ☐ ☐

CAP/XML	☐	Vantage	☐

Care Express	☐	Workforce Express	☐

ACP Video HSD/ISP Convergent Express	☐ ☐ ☐	Other	☐

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Level I Time Estimates

Project Number - Name

Estimate category				Total hours

Requirement Gathering				0
Open Systems Analysis and Design				0
Development Analysis and Design				0
Program level estimates	Coding & unit testing	Module research	Coding/testing support

GUI	0	0	0	0
Domain	0	0	0	0
Framework	0	0	0	0
Tele Server	0	0	0	0
Message Manager Server	0	0	0	0
Data Conversion	0	0	0	0
Back Office	0	0	0	0
QDDS	0	0	0	0
TNXREF	0	0	0	0
Miscellaneous Scripts	0	0	0	0
Total Programming	0	0	0	0
System testing				0
Programmer support of acceptance testing				0
Turnover				0
Implementation				0
Project administration				0
PROJECT TOTAL				0

Estimates for PRO (calculated)

Analysis & Design				0
Code/Unit Test				0
Testing				0
IOS Admin				0

Total:				0

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Exhibit E-10

Interface Certification Process

For the purposes of this Exhibit E-10, “Certification” refers to the process undertaken by CSG to ensure that an external application and / or hardware device (“Application”) to be integrated through an Applications Programming Interface (“API”) and used with the Product(s) and Service(s) by Customer are compliant with the format and protocol conventions as specified in the interface specification document (“Interface Spec”) and to the extent reasonably possible, will not have a detrimental impact on the Product(s) and Service(s) in Customer’s production environment.

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#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Schedule F

FEES

INDEX

CSG SERVICES

I.	Processing

A.	Basic Services Charge (herein after referred to as BSC) for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services

B.	Listing of Products and Services included in the BSC

C.	Listing of Products and Services included in the BSC specific to Residential Voice Services

D.	Ancillary Services for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services

E.	Ancillary Services for Residential Voice Services

F.	Care Express (Self-Care) installation services and optional web page maintenance and programming services

G.	Account Hierarchies

II.	Interfaces

A.	Audio response units (ARU) and automated number identification (ANI)

B.	Video

C.	High-speed data

III.	Payment Procurement

A.	Direct Solutions (Print and Mail)

B.	Care Express (Electronic Bill Presentment) installation services and optional web page maintenance and programming services

C.	Care Express (Consolidator Service)

D.	Care Express (Payment Kiosk) Module E

E.	Account Updater

F.	Refund checks

IV.	Credit Management and Collections

A.	Risk Management (Equifax Interface)

B.	Collections

V.	Technical Services

VI.	Additional training and documentation

A.	User training at CSG facility

B.	Virtual classroom training

C.	On-site user training at Customer’s requested location

D.	Vantage training

E.	Additional documentation

CSG LICENSED PRODUCTS

I.	Product installation and other associated items

A.	Product installation and other associated items

B.	CSG Desktop Solutions Bundle

C.	Product Configurator and Offer Management

II.	CSG SmartLink/SmartLink BOS installation and other associated items

III.	CSG’s Event Notification Interface (ENI)

IV.	Other CSG licensed products

V.	CSG –Vantage setup and database modifications and other services

VI.	Vantage Near-Real Time

THIRD PARTY SOFTWARE THAT MAY BE PROCURED THROUGH CSG

MISCELLANEOUS

DATA COMMUNICATIONS SERVICES

I.	EVPN

II.	IP Gateway Solution

III.	Direct Connect into the CSG Millennium Center

IV.	Network Services – timelines and pricing

EQUIPMENT INSTALLATION/TECHNICAL AND ENGINEERING SUPPORT SERVICES

I.	Equipment installation outside of normal work hours

II.	Technical and Engineering support services

CSG SERVICES

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

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#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

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#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

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#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

********* ******** *** ***-***** ***** *** ***-***** ****-***** **** *** *********** ***** ********

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c) ******* (*** ******/*** ****)	*** *******	$	***.**
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b) ******** ** *** ******** ******** **** ******* ***** (*** ****** *********)	*** *******	$	***.**
c) ********* ************ - *** **********
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d) ***** ************ (**** *)	*******	$	*,***.**
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a) *** *** ********* ***** **** ******** (*** ****** *********)	*** *******	$	***.**
b) *** *** ********* ***** **** ******* ***** (*** ****** *********)	*** *******	$	***.**
4. ******** *** ******* (**** *)
a) ********* **-*** (*** **** **, *** ****** *********, ******** *******)	*** *******	$	**.**
b) ********* *** (*** **** ***, *** ****** *********, ******** *******)	*** *******	$	**.**
c) ********* ********** (*** ********** ****, *** ****** *********)	*** *******	$	*.****
5. ******* ******
a) ******** ****** ** *** ******* ** ***’* ******** (*** *****, *** ****** *********)	*** *******	$	*.****
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6. ********** *** ***** **** ******** ** ****** ** ***
a) ***** (*** **** *******)	*** *******		*****
b) ********* (*** **** *******, *** ********* **********)	*******	$	*.****
c) ********* *** ******* (*** **** *******)	*** *******		*****
7. ******* *******, *****, ** ******** (*** ****** *********)	*** *******		*****
8. ******** *********** ********
a) ******* ****** ****** ****** (*** ****** *********)	*** *******	$	***.**
b) ******** *** * ******, ********* ** ***** (**** *)
• ***** ** *** ****** (*** *** ******)	*** *******	$	*,***.**
• ***** ** *** *********/***** (*** *** *********/*****)	*** *******	$	*,***.**
• *** *** ****** (** ** **) (*** *** ******)	*** *******	$	***.**
c) ******* (******** **** ****) (*** ******)	*** *******		******** *
d) ***** **** *********** (*** **** **********)	*** *******		******** *
9. **** ********
a) ******* ****** ** ********* ******* (*** **** ****, *** ****** *********)	*** *******	$	***.**
b) ******* ****** *** ********* ******* (*** ****** *********)	*** *******	$	***.**
10. **-********** **** (******* *.* ** *** *********)	******* *.* ** *** *********
11. ******** ******** **********
a) *****-** (**** *)	*** *******	$	*,***.**

**** *: *** **** ******* ******** **** *** ********* ****, ** ****** ** ** ***, ** ********** ******* *** ********’* ********* ********** ******, *** * *** ** $*,***.** *** *****, *** ****. **** ********* **** **** **** ******* ****** ********** **** *** ********* ********* **/**** ** *** ****** ********* *****. *** ****** ********* ********** ******* *** *** ** ********* *********** *** **** ************ ******** * “****-**” ******.

**** *: ** * ***** ** *************, ***** **** *** *** ******* ****** ******* **********.

**** *: ***** ************. *** ********** * **** ******* ***. **** *****, *** **** ******* *** ** ******* ** *** ****** ** ****** ********** ********* *** ******* *** *** ****** ** ******* ****** ** **** ** *** ************* ****** **********.

**** *: *** *****-** ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. ************ ******** *** **********.

********* ******** *** *********** ***** ********

*********** ** ****/**** ** *******	*********	***
1. ***** ***** ************* ******** *** *********** ***** ******** (*** ** ** ******* ******** **,*** ********** *****) (**** *)	*******	$	**,***.**
2. *********** ***** **** ****** *******

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

*********** ** ****/**** ** *******	*********	***
• *** ** ******* ** *******/*****/****** ***** (*** ******, *** ****)	*** *******	$	***.**
• **** *** **-***** ******* ** **** (*** ******, *** ****)	*** *******	$	***.**
• *** ***** *********** ***** **** ****** ******* (*** ******, *** ****)	*** *******	$	***.**
3. ***** ************ *** **********
• ******* ** ******** ********** (*** ******, *** ****)	*** *******	$	***.**
• ************* ******* *** ******* (*** ******, *** ****)	*** *******	$	***.**
4. ***** ********** *** ***** ****** ********
• **** ******* (***** *** ******, ****** *** *********, *** ******* *********) (*** ********)	*******	$	***.**
• ******** ****** *** *********
• ********** ** ******** ******* (*** ****** ***** ** ********)	*******	$	*.****
• ********** ******** ** **** (*** ** ***)	*******		** ******
5. *********** ***** – ******* ******** (******** ***** **** ** *)
• **** *** **-**** ******** (*** *******, *** ***)	*** *******	$	*,***.**
• ********** ******** (*** *******, *** ***)	*** *******	$	***.**
• **** ** *** ******** (*** *******, *** ***)	*** *******	$	***.**
6. ********** ******** (*** ******, *** ****) (**** *)	*** *******	$	***.**
7. ***** ********* ****** *********** *** (*** *********, *** ******* *******) (**** *)	******	$	**,***.**

**** *: ** *** ***** *** ***** ****** ** ********** ***** ******* ******* ******** (**,***) ** *** *****, ******** *** *** ***** ** *********** *** ******* *** ***** ***** ************* ******** *** *********** ***** ********.

**** *: *** ************* ******** *** *** ********* ******** ******** ******* ********** ******* ********** **** *** ******** ** *** ***** ********* **** **** ** ******** ** ******* ******* ******* *********** **** ** ******** ** *** **** ** ******** *********** ** ********’* ******** ** *** ***. *** ***** ********* ****** *********** *** ****** ***** ** **** *** *** ****** ******** ** *** ***** *********.

**** *: *** ********** ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

***** ******** ***********

*** ********* *********** ***** *** ******* ** ** ******** *** ********* ** ******* ** ***** ******* ***** ******** *** *** *** **** ** ***’* ** ***** *******, *************, ** **************. ******* ***** ** *********** *** *** *** *** **** ********** **** ***** *****.

•	******* *********

•	****** **********

•	*****-******* ************

•	************ ******** **********

•	****** ******* *** **********

•	****** *** ******** ** ***** *******

•	***** ***** ************ ** ***** ******

•	**** **********

•	***** ***** ******** ******** ** *** ***

•	******* *** ***** *****-***** ******** *** ********

**** ******* (****-****) ************ ******** *** ******** *** **** *********** *** *********** ********

*********** ** ****/**** ** *******	*********	***
1. ************ ******** (**** *)	*** *******	*****
2. ******** *** **** *********** *** *********** ******** (******* * ****)	*** *******	*****

**** *: *** ************ ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. *** **** *** ************ ********** ******* ** ******** **** *** *** **** ******* ** ******** **** *** ****** $***.** *** ****.

******* ***********

*********** ** ****/**** ** *******	*********	***
1. ********** (**** *)
a. ********** *** **** *******	*******	$	*.****
2. ***** *** **** (**** *)
a. ******* – ******** *** ****** (******* ***) (*** *******)	*** *******	$	*,***.**
b. ********* ****** *****

• ********** ** ****** ***** ******	*** ******/*** ****	$	***.**

• ********** ** ******* ***** ******	*** *******/*** ****	$	***.**

• ****** ********** – ****** ****** **** (*** ****)	*** ****	$	*.****

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

**** *: ***** ** ******* ***.* ****** ********* (***** *** ********), ***** *********** *** ** ********* ** ********** ***** *********** **** *** **********.

**** *: ***** ** ******* ***.* ****** ********* (***** *** ********), *** ***** ******** ******** ********** **** ***** *** ****.

*** ********

**. **********

A. ***** ******** ***** (***) *** ********* ****** ************** (***)

*********** ** ****/**** ** *******	*********	***
1. ***** ******** ***** (***)
a) ******* ******** *** ********* ***** ***** *** ************ (*** ****** *********) (**** *)	*** *******	$	**,***.**
b) ********* ************* ******** *** ***-********* ***** ***** *** ************ (*** *************) (**** *)	*** *******	$	**,***.**
2. ********* ****** ************** (***)
a) ******* ******** *** ********* ***** ***** *** ************ (*** ****** *********) (**** *)	*** *******	$	**,***.**
b) ********* ************* ******** *** ***-********* ***** ***** *** ************ (*** *************) (**** *)	*** *******	$	**,***.**

**** *: ******* ******** *** ********* ***** ***** *** ************. *** ******* ****, *** ********’* ****** ********** ********* *** ******** *** *** **** * ********* ***** ***** *** *********** ** *** **** ** ********** ** ***, *** ******** ** *** ***. ** *** ***** **** ******** ******** *** ** ******* ******* ******** *** *** ****** ********** ********** ** *** ********** ** ***, *** ******* *** **** *****. *** ******* ********, ******** ** *** ********** ** *** ********** ** ***, *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

**** *: ******* ******** *** ********* ***** ***** *** ************. *** ******* ****, *** ********’* ****** ********** ********* *** ******** *** *** **** * ********* ***** ***** *** *********** ** *** **** ** ********** ** ***, *** ******** ** *** ***. ** *** ***** **** ******** ******** *** ** ******* ******* ******** *** *** ****** ********** ********** ** *** ********** ** ***, *** ******* *** **** *****. *** ******* ********, ******** ** *** ********** ** *** ********** ** ***, *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

**** *: ********* ************* ******** *** ***-********* ***** ***** *** *** *** ************. *** **********, ************ ** ******** ******* *** ******** *** ** *** ****, **** ** ********* ** *** ***** ** *** *********** ** **** **********. *** ********* ************* ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. *** **** *** ***** ***** *** ********* ************* ** *** ******* *** ********* ******** **** *** ** ********* ** ******** ** ******** ** *** ****** **** *********** ** ********’* ***** ***** ************. *** ******** ** ******** ** *** ****** **** *********** ** ***** ***** ************ *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. ** * ***** ** *************, *** **** ******** *** ******* ********, *** ********* ******** *** *********** ** *** **** ******** ** ******** ** ************* ********.

B. *****

*********** ** ****/**** ** *******	*********	***
1. *********** *********
a) ******* ******** *** ********* ****** ********** (*** **********, *** ****** *********) (**** *)	*** *******	$	**,***.**
b) ********** ******* ** ******** *********** *********** (*** ******, *** ****** *********) (**** *)	*** *******	$	*,***.**
c) ******* ******** *** **** ******* ********** (*** ****** *********) (**** *)	*** *******	$	**,***.**
d) ******* ******** *** **** ** **** ******* ********** (*** ****** *********) (**** *)	*** *******	$	**,***.**
e) ******* ******** *** *.*. ******** ******* ********** (*** **********, *** ****** *********) (**** *)	*** *******	$	**,***.**
f) ******* ******** *** ***** ********* ******* ********** (*** **********, *** ****** *********) (**** *)	*** *******	$	**,***.**
g) *** ******* (**** *)
• *** ******* **** ******** (*** ****/*#, *** ****** *********)	*** *******	$	***.**
• *** ******* **** ******* ***** (*** ****/*#, *** ****** *********)	*** *******	$	***.**
2. ***** ** ****** (***)
a) ******* ******** *** ********* ***** ***** *** ************ (*** ****** *********) (**** *)	*** *******	$	**,***.**
b) ********* ************* ******** *** ***-********* ***** ***** *** ************ (*** *************) (**** *)	*** *******	$	**,***.**
3. ****** *** ****** (***** *** *** *** ***********)
a) ******* (*** ****** *********) (**** **)	*** *******	$	*,***.**
4. **** ** *********/***** ********** (*** ****/*#/*#, *** ****** *********)	*** *******	$	***.**

**** *: ******* ******** *** ********* ****** **********. *** ******* ****, *** ********* ********** ** ********’* ****** ********* ** *** **** ** ********** ** ***, *** ******** ** *** ***. ** *** ***** **** ******** ******** *** ** ******* **** ********** ********** ** *** ********** ** ***, *** ******* *** **** *****. *** ******* ********, ********

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** *** ********** ** *** ********** ** ***, *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. ** * ***** ** *************, *** ******* *** ******* **** ** *** ***** ****** ********* *********** ** * ****** ******** ************* ** **********. **** ********** ****** ********* ***** ** *** **** **** ******** ************* ** ********** **** ** ******** * ********** ****** ***, ** ********** **** ******* *.* ** *** ***** *****, *** ******* ** **** * ******.

**** *: ********** ******* ** ******** *********** ***********. * ********** ****** ******* ** ****** ****** * **** ** ** ******** *********** ********** ** ****** * ****** ********* ** ** ******** *********** **********. ** *** **** ** ********** *******, ******** ** *********** *** *** ************* ** ****-********** **** **** *****, ****-********** **** ******, *** ****-********** ************* ********, ** **** ** ********, *** ***-**-*** ******* ** *** ********* (*** **** ****** ******** **** ************ *******). ** *** ***** **** ******** ******** *** ** ******* **** ******** ** ******** ** *** ********** ******, * ******* *** *** ***** ** **** ** * ********** ****** ***. *************** *** *********, * ********** ****** ***** **** ** ******* ** * ****** ***** **** ** *** ***** **** **** **** ** ****** * ****, *** *** ** *** ****** ***** ****, ** ******** ** ** ********* ******** **** ** ******* ** *** ** *** ****** ***** ****. *** ********** ******* *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

**** *: ******* ******** *** **** ******* **********. *** ******* ****, *** ********’* ****** ********** ********* *** **** ******* ********* ** *** **** ** ********** ** ***, *** ******** ** *** ***. ** *** ***** **** ******** ******** *** ** ******* ******* ******** *** *** ****** ********** ********** ** *** ********** ** ***, *** ******* *** **** *****. *** ******* ********, ******** ** *** ********** ** *** ********** ** ***, *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. ** * ***** ** *************, *** ******* *** ******* **** ** *** ***** ****** ********* *********** ** * ****** ******** ************* ** **********. **** ********** ****** ********* ***** ** *** **** **** ******** ************* ** ********** **** ** ******** * ********** ****** ***, ** ********** **** ******* *.* ** *** ***** *****, *** ******* ** **** * ******.

**** *: ******* ******** *** **** ** **** ******* **********. *** ******* ****, *** ********’* ****** ********** ********* *** **** ** **** ******* ********* ** *** **** ** ********** ** ***, *** ******** ** *** ***. ** *** ***** **** ******** ******** *** ** ******* ******* ******** *** *** ****** ********** ********** ** *** ********** ** ***, *** ******* *** **** *****. *** ******* ********, ******** ** *** ********** ** *** ********** ** ***, *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. ** * ***** ** *************, *** ******* *** ******* **** ** *** ***** ****** ********* *********** ** * ****** ******** ************* ** **********. **** ********** ****** ********* ***** ** *** **** **** ******** ************* ** ********** **** ** ******** * ********** ****** ***, ** ********** **** ******* *.* ** *** ***** *****, *** ******* ** **** * ******.

**** *: ******* ******** *** *.*. ******** ******* **********. *** ******* ****, *** ********** ** ********’* *.*. ******** ******* ********* ** *** **** ** ********** ** ***, *** ******** ** *** ***. ** *** ***** **** ******** ******** *** ** ******* **** ********** ********** ** *** ********** ** ***, *** ******* *** **** *****. *** ******* ********, ******** ** *** ********** ** *** ********** ** ***, *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. ** * ***** ** *************, *** ******* *** ******* **** ** *** ***** ****** ********* *********** ** * ****** ******** ************* ** **********. **** ********** ****** ********* ***** ** *** **** **** ******** ************* ** ********** **** ** ******** * ********** ****** ***, ** ********** **** ******* *.* ** *** ***** *****, *** ******* ** **** * ******.

**** *: ******* ******** *** ***** ********* ******* **********. ******* **** ** *** ******* *** **** ** *** ******** ********, *** ******** ***** ***** ********, ** *** ********** *********** *****. **** ********** ***** ***** ** ****** ** ******** ** ***’* **** ******* *****. *** ******* ****, *** ********** ** ********’* ******* ********* ** *** **** ** ********** ** ***, *** ******** ** *** ***. ** *** ***** **** ******** ******** *** ** ******* **** ********** ********** ** *** ********** ** ***, *** ******* *** **** *****. *** ******* ********, ******** ** *** ********** ** *** ********** ** ***, *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. ** * ***** ** *************, *** ******* *** ******* **** ** *** ***** ****** ********* *********** ** * ****** ******** ************* ** **********. **** ********** ****** ********* ***** ** *** **** **** ******** ************* ** ********** **** ** ******** * ********** ****** ***, ** ********** **** ******* *.* ** *** ***** *****, *** ******* ** **** * ******.

**** *: *** *******. *** ******* ** *** ******* **** *** *** ********** **** ******* ********. *******: ****** * *** ********* **** ** ** ******** *********.

**** *: ******* ******** *** ********* ***** ***** *** ************. *** ******* ****, *** ********’* ****** ********** ********* *** ******** *** *** **** * ********* ***** ***** *** *********** ** *** **** ** ********** ** ***, *** ******** ** *** ***. ** *** ***** **** ******** ******** *** ** ******* **** ********** ********** ** *** ********** ** ***, *** ******* *** **** *****. *** ******* ********, ******** ** *** ********** ** *** ********** ** ***, *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. ** * ***** ** *************, *** ******* *** ******* **** ** *** ***** ****** ********* *********** ** * ****** ******** ************* ** **********. **** ********** ****** ********* ***** ** *** **** **** ******** ************* ** ********** **** ** ******** * ********** ****** ***, ** ********** **** ******* *.* ** *** ***** *****, *** ******* ** **** * ******.

**** *: ********* ************* ******** *** ***-********* ***** ***** *** ************. *** **********, ************ ** ******** ******* *** ******** *** ***, **** ** ********* ** *** ***** ** *** *********** ** **** **********. *** ********* ************* ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. *** **** *** ***** ***** *** ********* ************* ** *** ******* *** ********* ******** **** *** ** ********* ** ******** ** ******** ** *** ****** **** *********** ** ********’* ***** ***** ************. *** ******** ** ******** ** *** ****** **** *********** ** ***** ***** ************ *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. ** * ***** ** *************, *** **** ******** *** ******* ********, *** ********* ******** *** *********** ** *** **** ******** ** ******** ** ************* ********.

**** **: ******* ******** *** ****** *** ****** (***** *** *** *** ***********). *** ******* ****, *** ********’* ****** ********** ********* ****** (***** *** *** *** ***********) ** *** **** ** ********** ** ***, *** ******** ** *** ***. ** *** ***** **** ******** ******** *** ** ******* ******* ******** *** *** ****** ********** ********** ** *** ********** ** ***, *** ******* *** **** *****. *** ******* ********, ******** ** *** ********** ** *** ********** ** ***, *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

C. ****-***** ****

*********** ** ****/**** ** *******	*********	***
1. ******* ******** *** ********* ***** ***** *** ************ ************ (*** ****** *********) (**** *)	*** *******	$	**,***.**
2. ********** ******* ** ******** *********** *********** (*** ******, *** ****** *********) (**** *)	*** *******	$	*,***.**
3. ********* ************* ******** *** ***-********* ***** ***** *** ************ ************ (*** *************) (**** *)	*** *******	$	**,***.**

**** *: ******* ******** *** ********* ***** ***** *** ************ ************. *** ******* ****, *** ********’* ****** ********** ********* *** ******** *** ************ *** **** * ********* ***** ***** *** *********** ** *** **** ** ********** ** ***, *** ******** ** *** ***. ** *** ***** **** ******** ******** *** ** ******* **** ********** ********** ** *** ********** ** ***, *** ******* *** **** *****. *** ******* ********, ******** ** *** ********** ** *** ********** ** ***, *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. ** * ***** ** *************, *** ******* *** ******* **** ** *** ***** ****** ********* *********** ** * ****** ******** ************* ** **********. **** ********** ****** ********* ***** ** *** **** **** ******** ************* ** ********** **** ** ******** * ********** ****** ***, ** ********** **** ******* *.* ** *** ***** *****, *** ******* ** **** * ******.

**** *: ********** ******* ** ******** *********** ***********. * ********** ****** ******* ** ****** ****** * **** ** ** ******** *********** ********** ** ****** * ****** ********* ** ** ******** *********** **********. ** *** **** ** ********** *******, ******** ** *********** *** *** ************* ** ****-********** **** **** *****, ****-********** **** ******, *** ****-********** ************* ********, ** **** ** ********, *** ***-**-*** ******* ** *** ********* (*** **** ****** ******** **** ************ *******). ** *** ***** **** ******** ******** *** ** ******* **** ******** ** ******** ** *** ********** ******, * ******* *** *** ***** ** **** ** * ********** ****** ***. *************** *** *********, * ********** ****** ***** **** ** ******* ** * ****** ***** **** ** *** ***** **** **** **** ** ****** * ****, *** *** ** *** ****** ***** ****, ** ******** ** ** ********* ******** **** ** ******* ** *** ** *** ****** ***** ****. *** ********** ******* *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

**** *: ********* ************* ******** *** ***-********* ***** ***** *** ************ ************. *** ************ **********, ************ ** ******** ******* *** ******** *** ************ ***, **** ** ********* ** *** ***** ** *** *********** ** **** **********. *** ********* ************* ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. *** **** *** ***** ***** *** ********* ************* ** *** ******* *** ********* ******** **** *** ** ********* ** ******** ** ******** ** *** ****** **** *********** ** ********’* ***** ***** ************. *** ******** ** ******** ** *** ****** **** *********** ** ***** ***** ************ *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. ** * ***** ** *************, *** **** ******** *** ******* ********, *** ********* ********, *** *********** ** *** **** ******** ** ******** ** ************* ********.

*** ********

***. ******* ***********

A. ****** ********* (***** *** ****)

*********** ** ****/**** ** *******	*********	***
I. *******
A. ******* *** **********
1. **** ****** (******* ***) (*** *******) (**** *)	*** *******	$	*,***.**
2. ****** **** ****** (*** *******) (**** *)	*** *******		*****
3. ******** ** ******/********* ** ******** ****** (******* ***) (**** *)	*** *******	$	*,***.**
4. **/****** ****
a. ***-********* (**** *)	*** *******	$	***.**
b. *********	*** *******		*****
B. ******* *** ******** *******	*** *******		** ******
C. ******* *** ******** ******** *******	*** *******	$	*,***.**
D. ******* *** **** *** *******
1. ****** ******	*** *******		** ******
2. ******* ******** ****** (******* ***) (*** *******) (**** *)	*** *******	$	***.**
3. ******** *******/********* ****** (******* ***) (*** *****-**) (**** *)	*** *******	$	***.**

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

*********** ** ****/**** ** *******	*********	***
4. ****** ******** ****** (*** *******) (*** *****) (**** *)	*** *******		*****
5. ******** ** ******/********* ** ******** ****** (******* ***) (**** *)	*** *******	$	***.**
E. ******* *** *******/********* **********
1. **** ****** (******* ***) (***** ****** *********) (**** *)	*** *******	$	*,***.**
2. ****** **** ****** (*** *******) (**** *)	*** *******		*****
3. ******** ** ******/********* ** ******** ****** (******* ***) (**** *)	*** *******	$	*,***.**

II.     **** ********* ********** (***** ** ******* * ***** *** *** **** ********** **** ******* ********, ******* **** ***** *** *** **** ********** **** ****** ***** *** ****** *********, *** ******* ** ***** *** *** **** ********** **** *******)

A. ********** ******** **** (***** ***** ****; ******** ******* *****) (*** ******** ****, *** ****** *********) (**** *)	*******	$	*.****
B. ********** ******* ****-**/****** (*** ******* ****, *** ****** *********) (**** *)	*******	$	*.****
C. ********* ***** (**** **)	*** ******* ****	$	*.****
D. **** ***** ********** – ***** ***/** **** **** ** **** ******** **** (**** **)(**** **)
• * – *,***,*** ******* ******** ***** *** *****	******** ****	$	*.****
• *,***,*** – **,***,*** ******* ******** ***** *** *****	******** ****	$	*.****
• **,***,*** – **,***,*** ******* ******** ***** *** *****	******** ****	$	*.****
• **,***,*** – **,***,*** ******* ******** ***** *** *****	******** ****	$	*.****
• **,***,*** + ******* ******** ***** *** *****	******** ****	$	*.****
E. **** ***** ********** – ** ***** (**** **)	******* ****		*****

III.   ******** ****** ********** (***** ** ******* * ***** *** *** **** ********** **** ******* ********, ******* **** ***** *** *** **** ********** **** ****** ***** *** ****** *********, *** ******* ** ***** *** *** **** ********** **** *******)

A. ****** ******** *******

***** ******** **** (***** ***** ****; ******** ******* *****, ******* ******* ********, ******* ********** ********, *** *** ********* ** *** ****** *** ********** ********) (*** ******, *** ****** *********)

	*******	$	*.****
B. ********** ******** **** *** ****** ******** ******* (***** ***** ****; ******** ******* *****) (*** ******** ****, *** ****** *********) (**** *)	*******	$	*.****
C. ******** ******** ******* (**** **) (**** **)
***** ******** **** (***** ***** ****; ******** *** ********* ** *** ****** *** ********** ********, ** ***) (******** ***** *** ********) (*** ******, *** ****** *********)	*******	$	*.****
D. ********** ******** **** *** ******** ******** ******* (***** ***** ****; ******** ********* ** *** ******) (******** *****) (*** ******** ****, *** ****** *********) (**** *)	*******	$	*.****

IV.   **** *** ****** ********** (***** ** ******* * ***** *** *** **** ********** **** ******* ********, ******* **** ***** *** *** **** ********** **** ****** ***** *** ****** *********, *** ******* ** ***** *** *** **** ********** **** *******)

A. ****** **** *** *******

***** ******** **** (***** ***** ****; ******** ******* *****, ******* ******* ********, ******* ********** ********, *** *** ********* ** *** ****** *** ********** ********) (*** ******, *** ****** *********)

	*******	$	*.****
B. ******** **** *** *******

***** ******** **** (******, ***** ***** ****; ******** ******* *****, ******* ******* ********, ******* ********** ********, *** *** ********* ** *** ****** *** ********** ********) (*** ******, *** ****** *********)

	*******	$	*.****
C. ********** ******** **** (***** ***** ****; ******** ******* *****) (*** ******** ****, *** ****** *********) (**** *)	*******	$	*.****
D. ********** ******* ****-**/****** (*** ******* ****, *** ****** *********) (**** *)	*******	$	*.****
E. ******** *******/********* ******** ****** (**** *)	*** **********	$	***.**
V. *********** ******
A. ******* ** **** (*** *****, *** ****** *********)	*** *******	$	*.****
B. ******* *-** ****** (*** *****, *** ****** *********)	*** *******	$	*.****
C. ******* ******** ****** (*** *****, *** ****** *********)	*** *******	$	*.****
D. ******* *** ****** (*** *****, *** ****** *********)	*** *******	$	*.****
E. ******* (*** ******, *** ****** *********) ($***.** *******)	*** *******	$	**.**
VI. *******
A. ******** ********

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

*********** ** ****/**** ** *******	*********	***
1. ********* *******/*********	*** *******		*****
2. ***** *************	*** *******		*****
B. ********** (******* ** * ******* *** *********)
1. ***-*** ******* ******* – ******* ********* (*** ******, *** ****** *********)	*******	$	*.****
2. *** ******* *******—******* ********* (*** ******, *** ****** *********)	*******	$	*.****
*. ********** ******** ***** ******** ****** (*** ********) (**** **)	*** **********		($*.****	)
*. ****** ********* *** (********** ** **** **** ****** ******** ***** ** **-**** ** **** ******** ***** ** ***-****)	*** *********	$	*.**
C. **** ****** ************ (*** *******, *** ****** *********)	*** **********	$	***.**
D. **** ******* ** ***-*** ******* ******* (*** *******, *** ****** *********)	*** **********	$	***.**
E. ***** ** ************ ** ************ ******* (*** ****** *********)	*** **********	$	***.**
F. ******* ** ******** (******** ***, ********* ******** *****) (*** ****** *********)	*** **********	$	**.**
G. *********** ** ******* (*** *,*** *******; ******* ** *,*** *******; ******* ******* ** **** ******* ********) (*** ****** *********)	*** *******	$	**.**
H. ********* (*** *******, *** ***** *** ****** *********) (**** *)	*** *******	$	**.**
VII. ***** ***** *** **** ********* ******* ****
A. ********* **-*** *** ***
1. **-*** (*** **** **, *** ****** *********; ******** *******)	*** *******	$	**.**
2. *** (*** **** ***, *** ****** *********; ******** *******)	*** *******	$	**.**
B. ******* ******** (**** **)

1. *********/******** ******** ******* (*** ******, *** ****)	*** *******	$	***.**

2. ******** *** ******* ******** (*** ******, *** ****)	*** *******	$	***.**

3. ********* ****** ************ (*** ******, *** ****)	*** *******	$	***.**
C. ***** ********

1. **** **** ******** *** ********* ******** ***-**** (*** ********* *** **** **********)	*** *******		*****

2. **-********** **** (******* *.* ** *** *********)	******* *.* ** *** *********
D. **** *****

1. **** ***** ******* (**** **)	*** *******	$	*,***.**

2. **** ***** ********** (*** *********)	*******	$	*.****

3. **** ***** – **** **** *********** (**** **)	*** *******	$	**.**

4. **** ***** ******** ****** ** (*** *** (**** **)	********	$	*,***.**
VIII.****** ***** *** ****** ********* (**********, ******** ******* *** **** *** *******) (**** *)
A. ****** ***** (*** ****, *** ****** *********)	*** *******		*****
B. ****** ******* ******** (*** ********, *** ****** *********)	*** *******		*****
C. ****** ********** ******** (*** ********, *** ****** *********)	*** *******		*****
D. ***** ************* ******** ********* (*** ****, *** ****** *********)	*** *******		*****

*. ****** ***** ***-**/********	*** *******	$	***.**
IX. *******
A. ********** (*** ********* *******, *** ****** *********)	*******		****** *******
B. ******** ******* (*** ****** *******, *** ****** *********)	*******		******** ************* ****
C. **** *** ******* *** ********* (*** ****** *******, *** ****** *********)	*******		******** ************* ****

**** *: *** ******* ******/****** *** **** ********** ******** * ******* ***** ** *********** **** ******** *** ******* ** ************ ***** ********* ******. *** ******* *** ** $*,***.** ******** ** ** ******* (**) ***** ** *** ******* ******** ** ******** ** ******** ********* ************* ** *** ********** ******* ******/****** **** **** ****** **** ****** ** ***********. ** *** ***** **** *** ***** ** ************* ********* ** ******** ****** ******* (**) *****, ********** **** **** *****. ******** ** *** **** ** *********/******** ******** ******* *** *** *** ** ** ********. ** *******, *** ******* *** ** $*,***.** ** ********** ********** *** ******** ** **** *** *** ******** ** ********* **********. ****** ******** ******* **** *** ***** ** *** ********* ********** **************, *** ******* *** ** $*,***.**. *** ******* **** *** ********’* ****** ********** ********* **** ** *** **** ** ********** ** ***, *** ******** ** *** ***, ** **** ** ** ********** *********** ** ******. ** *** ***** **** ******** ******** *** ** ******* ******* ******** *** *** ****** ********** ********** ** *** ********** ** ***, *** ******* *** **** *****. *** ******* ********, ******** ** *** ********** ** *** ********** ** ***, *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

**** *: *** ****** ******/****** *** *** **** ********** *** ******** **** *** ******* ***** ***** ** ********* *** *** ********** ************* ** *** ******* ******/****** **** **** ******* ** *** ******* ******/****** *********** *** **** ***** ******* ********** *********** ** ***. **** ********** *********** ***** ** ******** ** *** ** *** ******* ******** ****** ****, ** *** ***** ** *** ***** *****, ***** * **** ******** ********* ** ****.

**** *: **** *** ******** *** **** ** ******* **** *** ****** ********** ** *** ******/********** ** *** ****. ****** ******** ***** ** *** ********** ****** ********** *** *** ********* ********** ** *** **** ****, *** *** ** $*,***.**.

**** *: *** ******* *** ******** *******/********* ******/****** ******** * ******* ***** ** *********** **** ********* ******* ** ************ ***** ******. ******** ** *** **** ** *********/******** ******** ******* *** *** ** ** ********. *** ********** **** ******** ** ****** ** *** *********/******** ******** ******* ****** ***. ** *** ***** **** *** ***** ** ************* ********* ** *** ******** ******* ***** ******** ** ***** *******/*******, ********** **** **** *****.

**** *: ** ********** ******** **** ***** **** *****, **** ** ******* ******* ** ******-********* ********* ******** **** ******** **** ** ********** ******** **** **** ** **** ******** **** ***** ******** **** ** ******** *** *** ********* ******* ****** *** ** ********** ************. *** **** *** ******* ****** ******* ***********, **** **, ******** *** **********, ******* *********, ********* ***********, ***. ** ******** ** ***** **** ** ******** **** *** *******, **** ******** **** *** **** ******** ******* *** ** **** ** *** ********** ******** **** (***** *** ******* ** **** **** *** ****** ** *** ******* ******** ****, ** *** ***** ** *** ***** *****). ** ******** ** ***** **** ** ******** **** *** *******, *** ********** ******** **** *** ****** **********.

**** *: ********** ******* ****—** ****/****** ** **** ********* *** ********* ***** **** ** ******** **** *** *******. ** ** ****/****** **** ***** ******** ********, ******* ** ************** ***** ****, ******** *** ****** ******* ********* ** ** ********** ******* ****. * ******* **** ** *** **** ** * ******** ****. ** ******** ** **** ****** *** ** ****, **** **** ***** ********. **** **** *** ** ********, *** **** **** *** ** ******* ** *** **** ****. ***** *** ******* ** **** **** *** ****** ** *** ******* ******** ****, ** *** ***** ** *** ***** *****. ** *** ** ****/****** **** ** ******* ** ** ********** ******** ****, ******** ***** ** ******* *** ********** ******** **** ****, ** *** ***** ** *** ***** *****, ** ******** ** *** ********** ******* **** – **/****** ****.

**** *: ** *** ***** * ******** ***** ** ****** *** ****** ** ** ******** ******** *******/********* ******, **** **** ** ******* *** ******* **** ** **** ******. *** ******* ***** * ******* ** *** ****** **********.

**** *: ** ********* ** ** ******** ********* **** *** ****** ******* ****** *********** ** *** ****** ** ********** ******** **** *** ********** ******. **** ********* ******** *** ***** ***** *** ***** *** ****** *** ***.

**** *: ** *** ***** **** ******** ******* ** ******** ****** *****, ******** ******* *********, ** ****** ********** ********* **** *** ** ******** ** **** **********, ******** *******, **** *** *******, ** ********** ******** *****, *** ****** ** ***** ******* ** **** ********* ** *** ***** *** ***** *****: (*) ******* ***** — $*.**** *** ****; (*) ******* ******* ******** — $*.**** *** ********; (*) ******* ********** ******** — $*.****. *** *******’ ********* ** **** ******* ***** ** ** ****** **** ******** ** **** ******* *** *** *********** ********** ******* *** ******* ***** ** ***** ** ********* (** ***** *** **** ******** ** ***’* ******* *****) *** *** ****** ***** *** *** ********** ***** ** *********.

**** **: ******** **** ** ** ******** *** (“****”).

**** **: *** ***** ******* **-**** **********, ********* ***** ********, *** ******** ******** *******.

**** **: ******** *** ***** ** *** ******** ******* ****** ******* *** ******** ******** ******* ** ***** *** *** ******* ** ****** ****** ***** *********. ***** ** ******* *.*.* ***** *** ******** ******** *** *** **** ********** **** *** ******** ******* ****** *******.

**** **: *** ******* ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** **** ** ***.

**** **: ********* ***** ** ********* ** *** ***** **** ** **** ******** ********* ****. ***’* ******** ********* ****** *** *** *** ****. ****** ******** ******* * ***** ***** **** *** ** ****, ** ******** ** *** *** ******* **** ***, ******** ***** ** ******** ** *** * *****-** *** ***** ***** ** ******** ** ******** **** *******. ** *** ********* ***** ******* ** *********** *** ** ********, ******** ****** **** ********** **** ** ******* ** ***** *** *** ******** ***** *** ** ******* *** ********* ***** *** *** ***** ********** ******* ** ***** *** ****.

**** **: **** ***** ***** ********* *** ******* ** ***** **** ****** ******* *** **** ** ****** ****** (****** ***** ******* ******** *********) ****** ** * *** **** ** *** *********. *** ***-** ****** ** *** * ****** ********* ****** *** *** ***/***** *** ******** ******** ** ********* ******, ***-** ** **** *********** *** ********** ** ***** **** **** *****.

**** **: *** ***** **** **** ** ********* ** ********* *** *****-***** (**) *****. **********, ***** *** ******** *** ****** (**) ****. ****** ******** ******* *** ** ******* ** ******** **** ****, ******** ***** *** *** **** **** *********** ***.

**** **: *** **** ***** *** *** ** * **** ************ *** *** *** ******* *******. ********* *** **** **** **** *** ***, ** ***** **** ******** ***** *** *** ****** *** *** **** ***.

**** **: **** ***** ** ********* ** **** ***** ** **** ******** ********* ****. *** *** ***** ** ******** ******* ********’* ***** ******** **** ***** ** * ******* ***** ********** ** *** ****** ****** ** ******** ***** **** ******** ***** ********** (*.*. *** *** ** ******** ******* *** ******** **** ******** ***** ** ***) “**** ***** ********** ***”. *** ******* ***** ** ******* * ******** ********* ** **** (“***”) *** *** *********** *** ************** ** **** ***** ***** *** ******** #*******.

**** **: *** ************* ******** *** ******* **** ********** ****** ** *** ***** *** ** ***** *** *****/***** ***** **********, ***** ** ********* ** ******** * ** **** *********. **** ********* ** ******** ********** ** **** ***** **********, **** ***** ** **** ******* ***** ** ******** ******** ** **** ******* *., ***** **** ****** ****** ** ********.

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

**** **: ******** ***** ** ******* ** *** ********* ******** ******** (*** “******* **********”) ********** ** **** ***** **********:

•	****/**** ******** **** **** ***** ********** ***** (************ $*,***,*** ** *** ******** ******* ******** **, ****)
•	**** ******** **** **** ***** ********** ***** (******** **, **** $*,***,*** ******* ******** **, ****)

•	**** ******** **** **** ***** ********** ***** (******** **, **** $***,*** ******* ******** **, ****)

************ ** *** ******* ********** ***** ** ********** ** *** ******** *** ****** ****** ******* *** *** **** ***** ********** *** ** ******* ** ********* * ***** *** *** ********** ******** **** ******. ** ********, ** *** ***** *** ********** **** ******* ***** *****/***** ***** ********** ** ******** ** ********* * *****, **** “********” **** ***** ********** *** ******* ***** **** ** **** *** ******** ** ********** *** ******* **********. ** *** ***** *** ******* ********** ******* *** ****** ****** ****** ********* *** “********” **** ***** ********** *** *** ********** ******* ***** *****/***** ***** ********** ** ******* ** ********* *, *** ***** ****** *** ******* ******* ** ********* * ***** *** *** ******** *********** ******. ** *** ***** ******** ** ***** ***** ** *** ******* **********, **** *** ***** ******* ******** *** ****** ******** ** **** *** ******* **********. ** *** ***** ********’* ****** ****** ******, ********* *** “********” **** ***** ********** *** *** ********** ******* ***** *****/***** ***** ********** ** ******* ** ********* *, ******* *** ******* **********, **** *** ****** ** ***** *** ****** ****** ****** ********* *** “********” **** ***** ********** *** *** ********** ******* ***** *****/***** ***** ********** ** ******* ** ********* *, ******* *** ******* ********** **** ** **** ** **** ******* *** ******* ********** ** *** ********* ******** **** ******. *** ******** ***** ** **** ** ********** **** *** ******* ***** *** ***** ** *** *********. *** *******, *** ********* ******** *** *******:

a)	****** *** ******** ****** ****/****, ******** ** ******** $*,***,*** ** ****** **** ***** ********** ****. *** ******* ********** ** $*,***,*** *** *** ***** ** ******** ** ******* ******** ** ********** $***,*** ***** ***** ** ******** **/**/****.

b)	****** *** ******** ****** ****/****, ******** ** ******** $*,***,*** ** ****** **** ***** ********** ****. *** ******* ********** ** $*,***,***. ********’* ******* ********** *** *** **** ******** **** ****** ***** ** ******* ** $***,*** ** $*,***,***. ********’* ****** **** ***** ********** **** ** *** **** ******** **** ****** **** $*,***,***. *** ***** ** ******** ** ******* ******** ** ********** $***,*** ***** ***** ** ******** **/**/****.

B.	**** ******* (********** **** ***********) ************ ******** *** ******** *** **** *********** *** *********** ********

*********** ** ****/**** ** *******	*********	***
1. ************ ******** (**** *)	*** *******	*****
2. ******** *** **** *********** *** *********** ******** (******* * ****)	*** *******	*****

**** *: *** ************ ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. *** **** *** ************ ********** ******* ** ******** **** *** *** **** ******* ** ******** **** *** ****** $***.** *** ****.

C.	**** ******* (************ ********)

*********** ** ****/**** ** *******	*********	***
1. ************ ******** (*** ******) (**** *)	*** *******	*****
2. ************ ******** (*** ***********) (**** *)	*******	$*.****

**** *: *** ************ ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. *** **** *** ************ ********** ******* ** ******** **** *** *** **** ******* ** ******** **** *** ****** $***.** *** ****.

**** *: “***********” ** ******* ** * **** ***********. ****** **** ** ******* * *********** *** *** ***** ******* ****** ****, ** *** ** ****** ** *** ******, ** *** ************ ******** ******** **** *****

D.	*** **** ******* (******* *****) ****** *, **** * (**** *)

*********** ** ****/**** ** *******	*********	***
1. ******* ***** **** (*** ****)	*** *******	*****
2. ******* ***** *********** (*** ****) (**** *)	********	$*,***.**
3. ********** **** ******* ***** *********** ************* (*** *** *** ********) (**** *)	*** *******	$**,***.**
4. ******* ***** ************** *** ***-** *** (**** *)	*** ******	$*,***.**
5. ******* ***** ******** ******** (********, ******* ******** *** * ***** **** **** ** ********) (**** *)	*** *******	*****
6. ****** ****** ******** (**** *)	*** *******	*****
7. ******* **** (**** *)	*** *******	*****
8. ***** ********* ******** (********* **** *******)	*** *******	*****
9. ***** ***** ***** ********* ***	*** *******	*****

**** *: **** ******* ** ****** ** * ******** ******* ***** ** ********** **** ***’* ***** ***** ****** **********. ******* ******* ** *** ******** ******** ***** ************* (********** **** *** ******* **********). ******** ******* ****** *** ***** ******** ************* *** ********* ** * “*** *****” *****. ******** ******** ******** *** * ****** ** *** (*) **** ****** ******** ******** **** ** ********* ** ********.

**** *: ******** ****** *********** *** ******* ** *** ******** *** ****** *** ******* ************ ******** ** ***’* ********.

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

**** *: * ***-**** *** ********, ***-**********, ***-*********** *** ******* **** ********* ** * ********* ** **** *** ***’* ************* ** *** *** **** ******* *********** *** *** ***** ********. *** ************* ********, *** **** “********” ****** ** *** ******* ************* *** ************* ** *** ******** *** ******** *** ********** ************* **** ******** *** ******* (*.*. ********* *************, ** ***** ******* ******* ************* *** ********* ** ***’* ******* ****). ** **** ****, ********** ******** ************* **** ** ****** ** ****** ******** *********** ******* * ********* ** **** *** *** ******* ** ********** ******** ******.

**** *: ********** ** *** ***** ********* ** **** ******** ****** * ******** ******/******** (*** *** ******** ** **** ********* * “******** ******”) ** * *** ******** ****** ***** *** **** ** ********’* ******** ** ******** *******, *** *** *** ********** ******** ******* ***** ***** *** ********* ** **** ********* *** *** ************** ** *** ******* ***** ********.

**** *: *****-**** ******** ******** ******** **** **** ** ******** ** *** **** ** ******** *** ****** ** ********* ******* *** ** * ***** ****.

**** *: *** ****** ****** **** **** ** ********* ******* * ******** ********* ** **** ******* ***** ***** ****** *** ***. *** **** ******* * ***** **** ** ******** ***** ** ********’* ************ *** *** ***** ******** ** ***** ***** ****** ******* *** ********* ** **** *******. ******** ***** *** *** ********* ******** **** *** ***** *** *** ***** ********.

E.	******* *******

*********** ** ****/**** ** *******	*********	***
1. ******* ******* ********** *** (*** ******* ****) (**** *)
• ** ** **,*** ************ (*** ******* ****)	*******	$*.****
• **,*** ** ***,*** ************ (*** ******* ****)	*******	$*.****
• ******* **** ***,*** ************ (*** ******* ****)	*******	$*.****

F.	****** ******

******** ************ *** *** ** *** **** ***** ******* ********** ********* ******** **, ****. ******** ********* **** *** ******* *** **** ***** ****** ******* *** *** ******** ******* ******* ** ** **** *****. *** *********** *** ***** ** ******** ********** **** **** ********* ******* *** **** *** ***** ** ********* ** **** #*******. ** *** ***** **** ******** ******* ** *** ***’* **** ***** ******* **********, *** ******** *** **** *** **** **** ** *** ***** ** * ******** ****** **** ********* ** *** *********.

*** ********

**. ****** ********** *** ***********

A.	**** ********** (******* *********) (*****)

*********** ** ****/**** ** *******	*********	***
1. *******
a) ******* ***** * (*** ****** *********) (**** *)	*** *******	$*,***.**
b) ******* ***** ** (*** ****** *********) (**** *)	*** *******	$*,***.**
2. ************
a) ******* ***** * (*** ***********, *** ****** *********)	*******	$*.****
b) ******* ***** ** (*** ***********, *** ****** *********)	*******	$*.****
3. ******** *******
a) ******* ***** ** (*** ********* **********, *** ****** *********)	*******	** ******

**** *: ******** ** ******** ** **** * ******** ********* **** ******* *** *** ***** ********** **** ***** **** *********.

**** *: ******* ***** * ******** ** ******** ** ***/** ****** *****.

**** *: ******* ***** ** ******** ******* ***** * *** ******** ******** */*/* “********”.

B.	***********—**** ******** ********* *********** **** ********** ******* ********. ******* *** *** ********** ******* ******** ********.

*** ********

*. ********* ********

*** ****** ***** ****** ** *** ***** ***** *** *** ******* ******** ****. ****** **** *** **** ********* ** *** ******* ********* ** ******** *** * ******* ******* ****. *** ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

*********** ** ****/**** ** *******	*********	***
1. **** *****
a) ******** ******* (*** ******, *** ****) ($*,***.** ***. *** ***)	*** *******	$***.**
b) ****** ******** ******* (*** ******, *** ****) ($*,***.** ***. *** ***)	*** *******	$***.**
c) ********** (*** ******, *** ****) ($*,***.** ***. *** ***)	*** *******	$***.**
d) ****** ********** (*** ******, *** ****) ($$*,***.** ***. *** ***)	*** *******	$***.**
e) ******* ******* (*** ******, *** ****) ($*,***.** ***. *** ***)	*** *******	$***.**

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

f) ******* ******** (*** ******, *** ****) ($*,***.** ***. *** ***)	*** *******	$	***.**
g) ********** ********** (*** ******, *** ****) ($*,***.** ***. *** ***)	*** *******	$	***.**
h) ****** ********** ********** (*** ******, *** ****) ($*,***.** ***. *** ***)	*** *******	$	***.**
2. *********** **** (*** ******, *** ****) ($*,***.** ***. *** ***)	*** *******	$	***.**

*** ********

**. ********** ******** *** *************

A.	**** ******** ** *** ********

*********** ** ****/**** ** *******	*********	***
1. ****** **** (*** ****, *** *****)	*** *******	$***.**

•	******** ********* **** ** ******** ** ***.

•	***** ** ******** ***** ******** **** ** ********* ** ***.

•	****** ********* ******* *** ** ******** *** $*****.

•	******** **** ** ******* * *** ************ *** ** ***** ** ********* ** *********** ****** **** (*) ******** **** ** *** ***** *** ** *** ********* *****.

B.	******* ********* ********

*********** ** ****/**** ** *******	*********	***
1. *** **********, *** ****	*** *******	$	***.**
2. *** ****, *** **** (******** *** ********* **** ******** ***** ****** *** *** *****)	*** *******	$	**.**
3. *** ****, *** **** (******** ******** **** ******** ***** ****** *** *** *****)	*** *******	$	**.**

•	*** **** ** ***** ******** ********* **** ** ******** ** *** *** *********** ** *** ******** ** * ******** ********* ** ********** ** *** ********.

•	******* ******* *** ******* ** *** ***********. ****** ********* ******* *** ** ******** ** * *****.

•	******** **** ** ******* * *** ************ *** ** ***** ** ********* ** *********** ****** * ******** **** ** *** ***** *** ** *** ********* *****.

C.	**-**** **** ******** ** ********’* ********* ********

*****, *** ******* *** $*,***.** *******

•	*** **** ** ******** ********* **** ** ******** ** *** *** *********** ** ******** *** *** ********.

•	* ******** *** ** ******* ** *** *** ******* ** ********’* ******** *** ***** ***** (** * ******* *******) *** ***.

•	**** ******** ** *********** *** ********* * ******** **** **** * ******** *** ***** ******* *** ********** ****** ** *** **** ****** **** ******* **** ***** ** ***** ** ********.

•	****** ********* ******* *** ** ******** *** $*****.

•	******** **** ** ******* * *** ************ *** ** ***** ** ********* ** *********** ****** ** ******** **** ** *** ***** *** ** *** ********* *****.

•	********* ***** **** ** ***** ** ****** ******** *** *****.

D.	******* ********

	******** ***** ****	**** (**-****) (*** *******, *** ***)		********** ******** (*** *******, *** ***)		**** (** *** ********) (*** *******, *** ***)
*****	*	$	*,***.**	$	***.**	$	***.**
********	*	$	*,***.**	$	***.**	$	***.**
******** ********	**	$	*,***.**	$	***.**	$	***.**

****: *** ******* ******* *** ******** ******** ********* *** *************.

E.	********** *************

*********** ** ****/**** ** *******	*********	***
1. **-*** ** *** ******* ************* ******* (*** **** **) (**** *)	*** *******	** ******
2. **** **** ************* (**** *)	*** *******	*****

**** *: **-*** ****** ******** *** *** ************* ********* ********* ** *** **** ** ********’* *******.

**** *: **** **** ************* *** ** ******** ** ********’* *******. ***** *** **** *** ** ***** **** *** ******** **** **** ************* **** ** ** ** ******** ** ***.

*** ******** ********

I.	******* ************ *** ***** ********** *****

A.	******* ************ *** ***** ********** *****

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

*********** ** ****/**** ** *******	*********	***
1. **** ************ (*** ******) (**** *)	*** *******	$	**,***.**
2. **** (***-*******)
a) **** (***-*******) ************ (*** ****) (**** *) (**** *)	*** *******	$	***.**
b) **** (***-*******) ********** ********** (*** ****)	********	$	***.**
c) **** (***-*******) ********** ********** (*** ****) **** ** *********** **** ***	********	$	***.**
3. **** ****** ** ****-***** **** ************ (*** ******) (**** *)	*** *******	$	**,***.**
4. **** ******** ******* ********	********	$	*,***.**
5. *** ************ (*** ******) (**** *)	*** *******	$	**,***.**
6. ****** ******* ** ******* ******* ************ (**** *) (**** *)
a) ****** ***, ***** ******** ** ***, ******** *** (*** ******, *** ******)	*** *******	$	**,***.**
b) ****** ** **** (*** ******, *** ******)	*** *******	$	**,***.**
c) ******** ****** *********** (*** **** ***) (*** *** ******)
• ****** *** ******	*** *******	$	**,***.**
• * ** * *** ******* (*** *** ******)	*** *******	$	**,***.**
• * ** ******* *** ******* (*** *** ******)	*** *******	$	**,***.**
d) ****** *********** (*** ******, *** ****)	*** *******	$	***.**
7. ********* *******
a) **** ********** ********* ******* ************ (*** ******) (**** *)	*** *******	$	**,***.**
*) ********** **-**** *******	*** *******		*****
8. ********* **********
a) ********* ********** ************ (**** *)(**** *)	*** *******		*****
b) ********* ********** *********** *** (*** ********* **********) (**** *)	*******	$	*.****
c) ********* ********** ********** *** (*** ********* **********)	*******	$	*.****
d) ********* ********** (****** ***-*******) ************ (*** ****) (**** *) (**** *)	*** *******	$	***.**
e) ********* ********** (****** ***-*******) ********** ********** (*** ****)	********	$	***.**
f) ******* ******* *** *********
• *****	*** *******		** ******
• ******* ******* *** ********* ******* (*** *** ** **** ****** *** *****)	*******	$	*.****
g) ****** *********** ****** (***) (*** **********)	*******	$	**.**
9. ************* ******* ************ ********
a) **** ****** ****** *************, ******** ************, *** ******* (*** ******) (**** *)	*** *******	$	**,***.**
b) **** ******/****** ************ ****** **** **** *** ************* (****** ****** ****) (*** ******) (**** *)	*** *******	$	*,***.**

**** *: ******** ***’* ******** ************ ********. *** ************ ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. *** **** *** ************ ********** ******* ** ******** **** *** *** **** ******* ** ******** **** *** ****** $***.** *** ****.

**** *: **** (***-*******) ************ ******** ***** ** ****** ** $**,***.** *** ******** (*** ******).

**** *: ********* ********** (****** ***-*******) ************ ******** ***** ** ****** ** $**,***.** *** ******** (*** ******).

**** *: ****** ******* ******** **** *** *** (*** ******** ** ******* ***). ******* ******* ******** ****. ***** ** *** *** **** ******* **** ** ********* *********. ****** ***********, ** *** ** ******** ** *** ********, ***** ** ******** ** *** ***** * **** ******** ********* ** ****. ** * ***** ** *************, *** ************** **** *** ***** ** *** ***** ***** *** ******* ********** *** ****** ******* *** ********** *** ******* *******. *******, *** ************** *** *** ******* ******* **** ** ****** ** ******* ******* ** *********** ** *** **** **** ** ****** *******.

**** *: ******** ** *********** *** ********* *** ****** ******** ********** ** ****** ********* **** *** ** *** ******** ************. ******** ** **** *********** *** *** ************* ** *** ****** *** *** ******* ** *** ********* ******** ** ********** **** ***’* ************** ***** **** *** ************ ** *** ******. **** ********’* ************ ** *** **** *** ****** *** **** **********, *** ********* ******** *** **** ******, *** *** ****** ********* ** *** ****, *** **** ******** **** *** **** **** ** **** ****** ** ******** *** ************* *******. *** **** **** ****** ******** **** *** ****** *** **** *********.

**** *: *********** *** *** ********* **********, *** ********* ********** (****** *** *******), *** *** *******.

**** *: **************, ********* *********** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

B.	*** ******* ********* ******

*********** ** ****/**** ** *******	*********	***
A. *** ******* ******** ****** **** *******	***— ****	$	*,***,***.**

****: *** *** ******* ******** ****** **** ******* ** ***** ** *** ********* **********:

•	****** *** (**) ***** **** ******* ********* ** **** **, ****

•	*** ** *** ******** ** ******** (**) ******* *******

•	*** ******* *** ******* (***) ************ *******

•	****** (**) *** *******

•	******** ******** (**,***) **** *****

•	********** **** ** ******** ******* (**,***,***)

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

•	** ** *** ******* (*,***,***) ***** ** ****

•	******** ************* **** ** ********

*** **** ******* *** ******** *** *********:

•	*********** *** *********** ***:

•	*********** *********** ****

•	***** ******** (“***”)

•	******** **** *******/******** *********

•	******** ********* ************* ****

•	***** ***** ************* ******** *** ****** *** ********

•	************** ******** *** *** *********:

•	***

•	*********** *********** ****

•	***

•	******** **** *******/******** *********

•	******** ********* ************* ****

•	***** ********

•	******** *** *** *********:

•	***

•	*********** *********** ****

•	***

•	*** ******* *** *** ******* ** ********

*** **** ******* *** **** *** ******* *** *********:

•	******** *** *** *** ******

•	************ ********

•	****** ******* ***************

•	***** ** ***** ************ ** *** *** ******

********* ****

*********** ** ****/**** ** *******	*********	****
1. *********** *********** ****
a) *********** (*** ************ ******/*** ***********)	********	$	*,***.**
2. ******** **** ******* **** *********
a) ********* ******** ******* (*** ******/******)	*** *******	$	**,***.**
b) *********** (*** ******/******)	********	$	*,***.**
c) ************** (*** ******/******) (**** *)	*** *******	$	**,***.**
3. ***** ********
a) ********* ******** ******* (*** ****)	*** *******	$	***.**
b) *********** (*** ****)	********	$	**.**
c) ************** (*** ******) (**** *)	*** *******	$	**,***.**
4. ***			*** ******* * *****
5. ***** ********			*** ******* * *****

**** *: *** ************ ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

******* ***** *** *** *** ******* ******** ****** **** *******:

•	*** **** ******* ** **** **, **** (**** *) $***,***.**

•	********* ******* ** *** *** ******* ******** ****** **** ******* (**** *) $*,***,***.**

**** *: ** *** ******** ********** *** **** ******* ******** ******, ********* ******* *, ****, *** ***** ******* ******** $*.**** *** ********* **********/*** ***** ***** *** ****** $*,***,***.** *** **** ********. ** *** ***** *** ****** *** (**) ***** **** *** **** *** ******* ******** ****** *** ******* *** *** *** *** ******** *** ****** $*,***,***.**, ******** ************ **** *** ***** ******* ******** *** *** ********* ******* ***.

**** *: ** *** ***** ******** ******* ** ******** ** *** **** *** ******* ******** ****** ********* *** ********** ** *** ******-*** (**) ***** ****, *** ***** ******* ******** $*.**** *** ********* **********/*** *****.

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

C.	******* ************ *** ***** **********

*********** ** ****/**** ** *******	*********	***
1. ******* ************ *** ***** ********** (**** *)	*** *******		*****
2. ******* ************ *** ***** ********** **********/******* *** (*** ********* **********)	*******	$	*.****

**** *: *** ************ ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. *** **** *** ************ ********** ******* ** ******** **** *** *** **** ******* ** ******** **** *** ****** $***.** *** ****.

*** ******** ********

**. *** *********/********* *** ************ *** ***** ********** *****

*********** ** ****/**** ** *******	*********	***
1. ************ *** ******* (**** *)	*** *******	*****
2. ********* *********** *** ********* ******** (**** *)	*** *******	*****
3. ********* ************* ******** *** ***-********* ***** ***** ************ (*** *************) (**** *)	*** *******	*****

**** *: ************ *** ******* ********. *** ************ *** ******* ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. *** **** *** ************ ********** ******* ** ******** **** *** *** **** ******* ** ******** **** *** ****** $***.** *** ****.

**** *: ********* *********** *** ********* ********. ***** ******* ** ********* *********** ******** *** ********* ******** ********* ** ******** ** ******** ** *** ****** **** *********** ** ********’* ***** ***** ************. *** ********* *********** ******** *** ********* ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. *** **** *** ************ ********** ******* ** ******** **** *** *** **** ******* ** ******** **** *** ****** $***.** *** ****.

**** *: ********* ************* ******** *** ***-********* ***** ***** ************. *** **********, ************ ** ******** ******* *** ********* *** ********* *********/********* *** ***, **** ** ********* ** *** ***** ** *** *********** ** **** **********. *** ********* ************* ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. *** **** *** ***** ***** *** ********* ************* ** *** ******* *** ********* ******** **** *** ** ********* ** ******** ** ******** ** *** ****** **** *********** ** ********’* ***** ***** ************. *** ******** ** ******** ** *** ****** **** *********** ** ***** ***** ************ *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. *** **** *** ************ ******** ************* ** *** *********. **** ********* ************* **** *** ****** $**,***.** *** *************.

*** ******** ********

***. ***’* ***** ************ ********* (***)

*********** ** ****/**** ** *******	*********	***
***’* ***** ************ ********* (***)
1. ********* ************** *** *****-** (**** *)	*** *******		*****
2. ********* *********** *** ********* ******** (**** *)	*** *******		*****
3. ********* ************* ******** *** ***-********* ***** ***** ************ (*** *************) (**** *)	*** *******		*****
4. ********* ******* ********** ******* (*** ***********) (**** *)	*******	$	*.****

**** *: ************ *** ******* ********. *** ************ *** ******* ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

**** *: ********* *********** *** ********* ********. ***** ******* ** ********* *********** ******** *** ********* ******** ********* ** ******** ** ******** ** *** ****** **** *********** ** ********’* ***** ***** ************. *** ********* *********** ******** *** ********* ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

**** *: ********* ************* ******** *** ***-********* ***** ***** ************. *** **********, ************ ** ******** ******* *** ********* *** ********* *** ***, **** ** ********* ** *** ***** ** *** *********** ** **** **********. *** ********* ************* ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. *** **** *** ***** ***** *** ********* ************* ** *** ******* *** ********* ******** **** *** ** ********* ** ******** ** ******** ** *** ****** **** *********** ** ********’* ***** ***** ************. *** ******** ** ******** ** *** ****** **** *********** ** ***** ***** ************ *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

**** *: *** *** ******** ***** ** *** ********* *****:

•	*** **** ****** *** *** *********** **** ** $.*** *** *********** *** *** ***** ** **** ** ******* (********* **** *, **** *** ****** ********* **, ****).

•	*** ****** ** ******* *** ***** ** **** **** *** **** ** ************** ** ******** ***’* **** ** ********** *** ********** *** **** ***** ** *** ******** ******** *********** ******.

•

*** ******* ****** **** ** *** *** ** *** **-*** ******; ** *** ********** **** *** **** ** **** ******* ** **** **** *********, *** **** ****** *** ******* ** * *** ***** *** *********** ***** *** ****** **** ** *** ******** *** ********** ******* *** $.*** **** *** *** *** ***** ***** **** *** ***** **-*** ******.

*** ******** ********

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

IV.	***** *** ******** ********

*********** ** ****/**** ** *******	*********	***
1. *** *** (**** *)
a) *** *** ******* (*** ***********/*** ****** ** ************ ****** **********)	*** *******	$	**,***.**
b) *** *** *********** (*** ***********/*** ****** ** ************ **********)	********	$	*,***.**

**** *: *** ***. ** * ***** ** *************, *** **** *** ***** ***** ** *** ***** ** ********’* *** ** *** ****** *******.

*** ******** ********

V.	*** ******* ***** *** ******** ************* *** ***** ********

*********** ** ****/**** ** *******	*********	***
1. ***** *** ******** *************
a) *** *** **** **** ********** (*.*. ******/*********) ***** ***/** ******* **/**** *** ******** ******* ******** ********* (*** **********) (**** *)	*** *******	$	*,***.**
b) *** *** **** **** ********** (*.*. ******/*********) ***** ***/** ******* **/**** * *** ******* ******** ********* (*** **********)	*** *******	$	**,***.**
2. ******** ****** ****** (**** *)
a) ***** (*** ********)	*** *******		(**** **)
b) **** (*** ********)	*******	$	***.**
c) **** ******* (*** ********) ($**.** ***. *** ********)	*******	$	**.**
3. ******** ******** *********** ****** ****** (**** *)
a) ***** (*** ********)	*** *******		(**** **)
b) **** ******* (*** ********) ($**.** ***. *** ********)	*******	$	**.**
4. ******** ****-***** **** ******* (**** *)
a) ***** (*** ********)	*** *******		(**** **)
5. ******** ********* ********** ******* (**** *)
a) ***** (*** ********* ********** ******, *** ********)	*** *******		(**** **)
6. ******** ********** ******** (**** *)
a) ***** (*** ********)	*** *******		(**** **)
b) **** ******* (*** ********) ($**.** ***. *** ********)	*******	$	**.**
7. ******** ******* ******
a) **** *********** (**** *)
• ***** (*** ****** *********)	*** *******	$	*,***.**
• ********** (*** ********* **********) ($***.** ***. *** ********)	*******	$	*.****
b) ******** ******** ****** ***********
• ***** (*** ********) (**** **)	*** *******	$	*,***.**
8. ********** *** ***** (*** *** ******) (**** *)	*******	$	**.**
9. ******* *********** *** ******* (*** ****) (**** *)	*** *******	$	***.**
10. ******** ******** ******** ****** (**** **)
a) ***** (*** ****)	*** *******	$	**,***.**
11. ******** ******/******** ******* ** *** ********** ***** ******
a) ***** (*** ********)	*** *******		(**** **)
b) **** ******* (*** ********) ($$**.** ***. *** ********)	*******	$	**.**
12. ******** *********** ***** ******* – *******
a) ***** (*** ********)	*** *******		(**** **)
b) **** ******* (*** ********) ($**.** ***. *** ********)	*******	$	**.**

**** *: *** ******** ************ ****, *** ********’* ****** ********** **** **** ** ***** ** *** ******** ******* ******** ********* ** *** **** ** ********** ** ***, *** ******** ** *** ***. ** *** ***** **** ******** ******** *** ** ******* ***** ***/** ******** ************ ******** *** *** ****** ********** ********** ** *** ********** ** ***, *** ***** *** ******** ************ **** **** *****. *** ***** *** ******** ************ ********, ******** ** *** ********** ** *** ********** ** ***, *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

**** *: *****-*** ****** ** ******** ****** **** *** *** **** ******. ******** **** ****** ******** ** ** ******* *****. ********* ****** ****** ****** ***** *** **** *****-***.

**** *: ****** **** ***** ** ******** *********** ****** *********. ******** *** ******** ************ ********* *** ********** ******** ********* ***** *** ****. ******** *** ***** ** ** *** **** ** ****.

**** *: ****-***** **** ******** **** ********** **** *** ****-***** **** **********’* ******** ****** ******* *** ******** ******** *********. **** ********* ** ******** ** ********* *** ***-***** ****-***** **** ********.

**** *: ********* ********** **** ********. **** ********* ** ******** *** ******** ***’* ********* ********** *******.

**** *: **** ***** ********** ******** *********** **** **** ***** *********. ******** ********* *** ********* **** ***** ** ********** **** *** ******** ****.

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

**** *: *** **** ******** ********’* ******* *** ******* ******* **** **** *** ********** *** *** ****** ********** **** ** ******** *** ***** ** ********’* ***** **********-**** ******* ***, *** ** ******** ****** *********’* ***** *** *********. ******* *** ******* ******* ***** ** ******** ** ********.

**** *: *** *********** *** ******* ******** (*.*., ********** ***-********* ********/******** ***********, *************** ******** ********/******** *********** (***** **** ** **** *** ********** ************), **-**** ******* ** ********* ** ********, *** ***** ***********) *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****.

**** *: ******* **** *********** *** ******* ********** *********** *** *********** ******** ** **** *******.

**** **: ********** **** *** ***** ** ******** ******** ******* ****** ** * ***** ***** **** *** ********* **** ****.

**** **: *** ***** *** ***** ** ****** ** *** ***** ******** ** ***** ** ****** ** *** ***’* **** ***********.

**** **: *** ***** (*** ********) *** ******** ****** ******, ******** ******** *********** ****** ******, ******** ****-***** **** *******, ******** ********* ********** *******, ******** ********** ********, ******** ***** ******** ******, ******** ******/******** ******* ** *** ********** ***** ******, *** ******** *********** ***** ******* **** ** ******** * **** **** ********** ***** ***/** ******* **/**** *** ******** ******* ******** ********* ***, ** ********** **** ******* *.*) ** *** ***** *****. *** ************* ********, * ******* *** ******* *** ** *** ***** ** *** ******.

VI.	******* ****-**** ****

*********** ** ****/**** ** *******	*********	***
1. ******* ****-**** ****/******** ******* ******-**** ***********/ ******** ******** *********** ****** ******
• ******* **** *,***,*** ********* ***********	******	$	***,***.**
• *,***,*** *** ***** ********* ***********	******	$	***,***.**
*. ********** ********
• ********** *** (*** ***)	*** *******	$	**,***.**
• ********** *** *********** (*** ***)	******	$	**,***.**

*****:

(a)	*** **** ******* ******** **** ** *********** ********** ** ******** (**) ***’* ********* *** *******’* ******* *** (** ** *** ********* **** ** *** ********* ******** ******** ** ******* *.* ***’*, *** ********* *********** ********** ** ******** (**) ***’* ****** *** **** **** *** ******** ***** ** ******* *****). **** ********* *********** ***** ***** ** *** ***** ** * ******** ********* ********.

(b)	******** ***** **** ****** ** ***’* ******* ****-**** **** ********* ****. *** ****-**** **** ********* *********** **** ******* ******* **** *** *****, ***, ****, *********, ********** ******** *******, ****** *********, *** ********** **** **** ***. *** **** **** **** ********* ** **** **** **** ******* **** ***** *** ***. *** **** ***** *** *** *** ****-**** **** ******, *** ********’* ******, **** * ****** **** **** ** ***** (*) ***** ********* ********* ** *** ********** ********* ** ****. *** ************** ******** *** ********** *** ******* **** ** *** ***** ** * ******** ********* ******** (*.*. ****** ** *** ** ***).

(c)	******** ***** **** ****** ** ***’* **** ******* **** (“***”) ********* ****, ***** ** * ********* ********* **** **** ****** *********** **** *** *** ******* ********. *** ************** ******** *** **** ***** **** ** *** ***** ** * ******** ********* ******** (****** *** ** ***).

(d)	******** ***** **** ****** ** ***’* ******** *********** ****** ****** ********* ****, ***** ******* ***** *** ******* ** ***** *** ******* ************ ********* ** *** ******* ****** *********, *** *** ******* ** *******, ********, ***********, **** *******, ****** *** ************ *** *** ***** ******** *********** ********* ** ***’* ******* ******. ******** *********** ****** ****** **** ** *** ** **-*** *********; ********* ** ********* **** ** *** ***** ** * ******** ********* ******** (****** *** ** ***). *** ************** ******** *** **** ***** **** ** *** ***** ** * ******** ********* ******** (****** *** ** ***).

(e)	******** ***** ** ******** ** ********* ****** ** ***’* ******* ****-**** **** ********* ****; *********, *** ********* ** * ********** ** *** ******* ** ** ******* ** **** **** ** ******** *** ** ******** * ***** ** ******* ** *** ********. *******, *** *** *** ********** *** ***** ** ****** ** ******** * ***** ** ******* ** *** ******** ** ** ******* ** **** ****.

(f)	*** ************* ********, *** ******* ****-**** ****/******** ******* ******-**** ***********/ ******** ******** *********** ****** ****** ***** *** ***** ** ****** *** ********’* ******/********** ********** ** *** ** ** *** ********* **** ** *** *********. ********* ********* ** **** *********, ******/********** ***** **** ** ******** * ***** *** ******** ************ ***, ** ********** **** ******* *.*.* ***** *** ******** ********. **** ***** ***** ** *** ***** ** * ******** ********* ******** (****** *** ** ***).

***** ***** ******** **** *** ** ******** ******* ***

*** ***** ***** **** *** ******* ** ****** *** ***** ***** ****** ********** *** **** ** ******** ** ******** ** ***’* **** ******* *****. ******** ** ****** *********** *** *** *** *** **** ********** **** ***** ***** ***** ******** **** *** ** ******** ** *** ********** ***********.

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

*************

******* ***/** ****** ********* **** ******** ** ** *** ** *** (**** **** *** *** ************ ****** ** *** ***** ******* ** ******* ******* ** ******** *)

*********** ** ****/**** ** *******	*********	***

I.       ******* ******* *** ********’* ******* ******** ********** ******** (“***”) ***** **** *********** ******** ** ***’* **** ****** *** ***** ** *** ********** ** ***** ******** *** ******** *** ****/*** *** *** ******* ** ***** ** ********* ********* ** ****** ****** (********’* ***** *). (*** #***-****)

1. **-***** ******** ******* **** (** ******* **** (*) **** ****	*******	$	**,***.**
2. ******* *********/*********** ******* ****
a) ***** *******:	*******	$	*,***.**
b) ******* *******:	*******	$	*,***.**
c) ********* *** *******:	*******	$	*,***.**
3. ****** ********/******** *********** *****
a) ***** **********:
• ******** ****** *********** ***	******	$	*,***.**
• ******** ****** *********** ***	******	$	**,***.**
b) *******:	******	$	**,***.**
• ******** ****** *********** ***
• ******** ****** *********** ***
c) ********* ***:	******	$	**,***.**
• ******** ****** *********** ***
• ******** ****** *********** ***
II. *** **** ****** * ****** ******** ** **** *** ****/**** *** **** **** **** ** ********* ** *** *** *********** ** ******* *** ******** ********* *******. (**#* ******** #***-**** ** *** #***-****)
1. **-***** ******** ******* ****	*******	$	***.**
2. ******* *********/*********** ******* ****
a) ***** *******:	*******	$	*,***.**
b) ********* *** *******:	*******	$	***.**

III.    ******* **-***** ******* *** ********’* ********* ******/***** ***** ****** *** *****, *** *** ***** ******* ************ ***** *** ******* ******** ********** ******** (“***”) ** ***’* **** ******. **** *** ** ******** ******** *** ********** *** ********* ******/***** ** ****** *** ********’* ******* ************. (*** #***-****)

1. *** *******
a) ******* ***/****	*******	$	*,***.**
b) ********** ***/*****	*******	$	***.**
2. **********	*******	$	*,***.**
IV. “*** ***** ****** *** **** *** ** ******* **: *******: ****/****/**** **** ***** **** *** ** *** *****”. (** #* ******** #***-**** ** *** #***-****)
1. *******	*******	$	*,***.**

V.     ******* **-***** ******* *** ********’* ********* ******/***** ***** ****** *** *****, *** *** ***** ******* ************ ***** *** ******* ******** ********** ******** (“***”) ** ***’* **** ******. **** *** ** ******** ******** *** ********** *** ********* ******/***** ** ****** *** ********’* ******* ************. (*** #***-****)

1. *******
a) ******* ***/****	*******	$	*,***.**
b) ********** ***/*****	*******	$	***.**
2. **** ******	*******	$	*,***.**

VI.   ******* **-***** ******* *** ********’* ********* ******/***** ***** ****** ***

         *****, *** *** ***** ******* ************ ***** *** ******* ******** **********

         ******** (“***”) ** ***’* **** ******. **** *** ** ******** ******** ***

         ********** *** ********* ******/***** ** ****** *** ********’* *******

         ************. (*** #***-****)

1. ***	*******	$	*,***.**
2. **********	*******	$	*,***.**
3. ******	*******	$	*,***.**
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1. *********	*******	$	*,***.**

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#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

*********** ** ****/**** ** *******	*********	***
1. ******* ***	*******	$	***.**
IX. ********* * ****** ******** ** ***’*® ********* *** **** ***’* **** **** *********** *** ******* ********, *** *********** *******.(*** #***-****)
1. ****** **** ***********: ******* ****** ***, ******** ****/*** **-**** ******
• *** *** ** ** ** ********	*******	$	*,***.**
• *** *** ** ** *** ********	*******	$	*,***.**
• *** *** ** ** *** ********	*******	$	*,***.**
2. ********** ********	*******	$	***.**

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1. ****** ***********/************* **** ***********: ******* ****** ***, ******** ****/*** **-**** ******	*******	$	*,***.**
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1. ******** *******	*******	$	*,***.**

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        (****),********** **** *********** (****), *** ******** **********

        ***********.(*** #***-****)

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1. ******* ******* ***	*******	$	**.**

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          ****** ************* **** ******** **** ****. **** ** ** *********** ******* ** ****** *** ***** **** *********** *** ******** ** ****/****. (*** #***-****) (*** #***-****) (******-****)

1. ******* ******* *** *** *-****	*******	$	***.**
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1. ****** *********** ***	******	$	**,***.**
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1. ****** ******** *********** ***	******	$	*,***.**
XVII. ****** ******* ******** **** ******* **************. (*** #***-****)
1. ********** ******* ***	*******	$	*,***.**
2. *********** *** (*** ******/******)	******	$	*,***.**
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1. ***** ******
a) ****** *********** ***	********	$	**,***.**
b) ******* ********* *****	*******	$	*,***.**
2. ****** ******
a) ******* ********* *****	*******	$	*,***.**
3. ********** ******
a) ******* ********* *****	*******	$	*,***.**
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1. ******* ******* *** *** *********	*******	$	*,***.**

**** ************** ********

I.	****

******* *******:

******* *****	************ ****** (*** *******)	******* ****** (*** *******)

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

** ****	$	*,	***.**	$	*	**.**
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*** ****	$	*,	***.**	$	*,	***.**
*** ****	$	*,	***.**	$	*,	***.**
*** ****	$	*,	***.**	$	*,	***.**
*.*** ****	$	*,	***.**	$	*,	***.**

*****:

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4.	*** *** **** ******* ** *** ********* *** ************ ******* ** *** *********** ****** ******.

     *** *****-** *******:

******* *****	************ ****** (*** *******)		******* ****** (*** *******)
** ****	$	*,***.**	$	***.**
*** ****	$	*,***.**	$	*,***.**
*** ****	$	*,***.**	$	*,***.**
*** ****	$	*,***.**	$	*,***.**
*** ****	$	*,***.**	$	*,***.**
*.*** ****	$	*,***.**	$	*,***.**

*****:

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2.	***-***** ************ ********* ** $***.**. ***-***** ** ********** ******* ** *:** *.*. *** *:** *.*. *** ****** ******* ******.

5.	*** *** **** ******* ** *** ********* *** ************ ******* ** *** *********** ****** ******.

     ********* *** ******, ******, ****** ******* *** ****** **** (*** ****):

******* *****	******* ****** (*** *******)
** ****	$	***.**
*** ****	$	***.**
*** ****	$	*,***.**
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*.*** ****	$	*,***.**

     ***** **** ********* *******:

*********** ** ****	******* ******
****** ****** *******	$	***.**
***** ****** *******	$	***.**
****** **** (*** ****)	$	**.**

II. ** ******* ********

*********** ** ****/**** ** *******	*********	***
1. **** ********** *** ******* (*** ***)	*******	$	*.**
2. ************ *** ************* (**** *)	*** *******		*****
3. *** **** *** ** ******* **** ********	*** *******	$	***.**

**** *: *** ************ ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. *** **** *** ************ ********** ******* ** ******** **** *** *** **** ******* ** ******** **** *** ****** $***.** *** ****.

III. ****** ******* **** *** *** ********** ****** (*** ******** ***** ***** **************)

*** ****** *******

** * ******** ******* ** ** * ****** ******* **** *** *** ****** ********, ***** *** ******* ********** **** **** **********. *** *** ********* ** ***** ** ******* ******** **** ***** *** ********* *** ** ******* ****** ** *** ********* ******** *** ******. ******** ** *********** *** **’* *** *******(*) **** *** ******** ** **** ** *** ********* ********** **** **** *******, ********* *** ***(*) *** ******(*). *** **** ******* * “******” **** ***’* ***** ****** *********. ********* ******** *** ******** ******* ***’* ****** *********. *** **** ********** **** **** ************ *** ** *******:

************ ***	$	*	*,***.**
******* ******* ***	$	*	*,***.**

**** *** *** ******** *** ********. **** *** **** ********* **** ********’* ****** ******* ************.

*** ***** ***** ****** *********** **** ** ******** *** ******** ** * *** ********.

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

*** ****** ******* ******** *******:

1.	***** **** *******

•	***’* ****** ** *** ********* ********

•	********* ***** ********

•	********** *** “*** *******” ** ******* ********** *** ***********

•	******* ** ***** ** * */** *********** *********

•	******** **** ****

•	******** *** ***** ********* ** ****** *** ***** *** ***’* *********

2.	******* *****

•	********* ** ******* * “******” *** **** ******** ** * ******* ********* ******* ** *** *******

3.	********* *****

•	******* *** ********* **** ***** ** “*******” ***** *** *********

4.	******** ***** *****

•	* *********** **********, ***’* ******** *** *** ******** *********

5.	****** **********

•	***** ** ******* *** ***** *******, ***** **** *******, *** ******** *******

•	***** ** **** ** **-**** ******** **** * ********* *** **** ********

•	***** ** ** ****** ***** ********

•	***** ** ******* ***********/******** ********

6.	******* ********

•	** ******* ***’* ****** ******* *********

•	**** *** ******* ******** *** *** ********’* *********

******** **** ***** ***** ********** *** ******* ******** *** *** ***** ******** **** **** *** **** ****** *** ********** ****.

**** ************** ********

IV.	******* ********-********* *** *******

**** ** *******	# ** **** **** (****** ******* ******, ********* ********)	*****
**** ******* *************	** **** **** **** ***** **** ***’* ***** ******* ****** ***** ****** ****** ** **** ******* *************, ***** *** **** * ** ** ****.	*** ******** ********
********** ******* (****** ** *********)	** ******** ****	$***.**
**-**** ****	** **** ****	$**.** **** ******* *******
***-**** **** ********** ***-********** (*** ***** **) ****: *** ***** ** = *** ******* --- ***** ** ******** ******** *******. *** ******** *********** ******* **&* ****** ********.	****** ** **** ****; ******* ** ****-**** (****)	$***.** **** ******* *******

****: ******** ********** *** *** *** ********* ********		$***.** *** ***** (******** ********** ***)

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

**** ** *******	# ** **** **** (****** ******* ******, ********* ********)	*****
********	****** * **** ****; ******* * **** ****	$***.** **** * *** **** $**.** **** ********** ** $**.** ******** ****** (**** *)

****** ******* (****** ******, ***** ** ******, ******/********* ***/******)	****** * **** ****; ******* * **** ****	$***.** *** **********

*********** ** ****** (*** ********)	****** * **** ****; ******* * **** ****	$***.**

*********** (****) ******** **********/******** ********* (******* ***** *****/******* ******* * ************* ** *** **********/*********** ******)	****** * **** ****; ******* * **** ****	$***.**

***/*********** ********* (****)	****** * **** ****; ******* * **** ****	$***.**

*** *** *** ********, **’* *** ********** ********	****** * **** ****; ******* * **** ****	$**.** *** **, $***.** ***/**********

****** ***	****** * **** ****; ******* * **** ****	$**.** *** **, $***.** ***/**********

****** ***	*** **********	** ******

*** ***** *** *********** ******* (*/* ****)	****** * **** ****; ******* * **** ****	***** ** ******* **.* ***** *** ********

****** ***** *** *********** ******* (*/* **** *** *******)	****** * **** ****; ******* * **** ****	***** ** ******* **.* ***** *** ********

*** ** *** *********** ******* (*/* ****) (**** *)	****** * **** ****; ******* * **** ****	***** ** ******* **.* ***** *** ********

*** ** ******* ****	******* ** * **** ****; **** ***** * ********	***** ** ******* ** ***** **** ************** ********

*** **** *** ** ******* *************	****** * **** ****; ******* * **** ****	***** ** ******* ** ***** **** ************** ********

****** **** *** ** ******* *************	******* * **** ****	***** ** ******* ** ***** **** ************** ********

*** ****** ****	****** * **** ****; ******* * **** ****	***** ** ******* ** ***** **** ************** ********

*** *** *** ****** (******** *** ****-******)	****** * **** ****; ******* * **** ****	***** ** ******* ** ***** **** ************** ********

****** *** *** ****** (******** *** ****-******)	****** * **** ****; ******* * **** ****	***** ** ******* ** ***** **** ************** ********

*** *** *** ******** ****** ******* (******** **** *** *********** **********)	****** * **** ****; ******* ** **** ****	***** ** ******* ** ***** **** ************** ********

****** *** *** ******** ****** *******	****** * **** ****; ******* ** **** ****	***** ** ******* ** ***** **** ************** ********

****	*: ******** **** ***** ** ****** ***** **** **** * ******* *** (**** ******* ******)

****	*: ******* ***** **** ** ******** ** *:** ** *** *** ******** ******. ******** ***** **** ** ******** ** *:** ** *** *** ******** *******.

********* ************/********* *** *********** ******* ********

*. ********* ************ ******* ** ****** **** *****

*********** *** ********* *** ****-***-***** ********* ************ ****** *** ***** ** *:** ** *** *:** ** *** ****** ******* ****** ** ** ********** ****** ** *** ********. ** * ******** ******* ** **** * ****** ********* ******* *** *********** **** *****, ** * *******, ** * *******, *** ******** **** ** ****** ** * **** ** $***.** *** **** (******* ** * ****) *** ********* **********.

********* ************/********* *** *********** ******* ********

**. ********* *** *********** ******* ********

*** ******* *** ********** ********, ***-******** ************ ******** *** ********* ********** ** ******** *****/****** ********* ** ******** *****/**** **** ********:

•	********* ****** ***** ** $***.** *** **** (******* ** $*,***.** *** ***)

•	********* ******* ******** *** ***** ** $***.** *** **** (******* ** * ****)

•	*********** ****** ***** ** $***.** *** **** (******* ** $*,***.** *** ***)

•	*********** ******* ******** *** ***** ** $***.** *** **** (******* ** * ****)

****: *** ******** **** **** ** ******** ****** ** ** *** *******.

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Schedule G

AGREEMENT IN RELATION TO THE TRANSFER OF SUBSCRIBERS

FROM CSG/DISPOSING ENTITY AGREEMENT TO ACQUIRING ENTITY

(The “Interim Letter Agreement”)

CSG Systems, Inc. (“CSG”) has been informed that                     , (the “Disposing Entity”) desires to sell, divest or otherwise transfer, or has sold, divested or otherwise transferred subscribers, as specifically set forth in the attached Schedule A (the “Transferred Subscribers”) to                         , (the “Acquiring Entity”). The Transferred Subscribers are currently processed subject to the terms and conditions of the Disposing Entity’s CSG Master Subscriber Management System Agreement dated                         , together with the amendments thereto, which constitute the “CSG/Disposing Entity’s Agreement”.

This Interim Letter Agreement dated this          day of             , 200    , (the “Agreement Date”) sets forth the interim terms and conditions of the Disposing Entity’s and the Acquiring Entity’s use of the CSG Products and Services and shall be executed by the Disposing Entity, the Acquiring Entity, and CSG. This Interim Letter Agreement shall remain in effect, (the “Term”), until such time as one of the following occurs: (1) execution of a CSG Master Subscriber Management System Agreement (a “CSG Master Agreement”), or (2) deconversion of the transferred Subscribers off of CSG’s ACP system and discontinuance of all use of CSG Products and Services. However, a CSG Master Agreement must be executed, (number (1) herein), or deconversion, (number (2) herein), will occur within six (6) months from the date of the closing of the transfer to Acquiring Entity. CSG is under no obligation and has no responsibility to accommodate the transfer of any subscribers from the Disposing Entity to the Acquiring Entity until this Interim Letter Agreement has been fully executed by all parties.

1.	TERMS AND CONDITIONS.

During the Term, except as set forth herein, all other provisions, conditions and representations for Acquiring Entity’s use of the Products and Services and CSG’s related obligations shall be governed by and subject to Sections 2.1-2.7, 12, and Schedules B-D set forth in CSG’s current standard CSG Master Subscriber Management System Agreement.

With respect to the Products and Services for the Transferred Subscribers during the Term, Acquiring Entity accepts and hereby acknowledges that ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE CSG PRODUCTS, ANY THIRD PARTY SOFTWARE, AND THE CSG SERVICES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY CSG, ITS AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, OR FITNESS FOR PARTICULAR PURPOSE) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED. IN NO EVENT WILL THE AGGREGATE LIABILITY WHICH CSG, ITS LICENSORS OR ITS VENDORS MAY INCUR IN ANY ACTION OR PROCEEDING EXCEED THE AMOUNT ACTUALLY PAID BY DISPOSING OR ACQUIRING ENTITY ALLOCABLE TO THE SPECIFIC PRODUCT OR SERVICE INVOLVED THAT DIRECTLY CAUSED THE DAMAGE.

Unless the Acquiring Entity has executed a CSG Master Agreement by the end of the Term of this Interim Letter Agreement, Acquiring Entity must deconvert off of the CSG Products and Services and therefore shall be responsible for and hereby agrees to pay to CSG all then current deconversion costs, including but not limited to the per set deconversion tape fee and the fees for processing and deconverting subscribers, including on-line access fees, which amounts shall be due and payable thirty (30) days prior to the intended deconversion. CSG shall be under no obligation or liability to provide any deconversion tapes or records until all amounts due hereunder, and as otherwise provided in this Interim Letter Agreement, shall have been paid in full.

2.	NO TRANSFERABLE LICENSES.

Disposing Entity’s license to use the Products and any Incorporated Third Party Software as set forth in the CSG/Disposing Entity’s Agreement is nontransferable and nonassignable. Nothing herein shall be deemed as sublicensing, granting, assigning or otherwise transferring to Acquiring Entity any of the licenses granted to Disposing Entity by CSG for any of the Products. Acquiring Entity’s use of the Products during the Term of this Interim Letter Agreement shall be subject to the limited use license and maintenance fees set forth in the attached Schedule B and Acquiring Entity’s use of the Products shall be considered a non-exclusive, non-transferable license to use the Products in object code form for the limited duration of the Term so long as Acquiring Entity pays the limited use

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

license and maintenance fees set forth in Schedule B. Acquiring Entity specifically acknowledges that it is bound by any and all other terms and conditions set forth in CSG’s current standard CSG Master Subscriber Management System Agreement, including those related to any third party products which may be provided with or incorporated into the Products. Nothing in this Agreement will entitle Acquiring Entity to receive the source code related to the Products, in whole or in part, for any reason.

3.	CONFIDENTIALITY.

With respect to the subject matter of this Agreement, Disposing Entity hereby agrees to be bound by the same confidentiality restrictions set forth in the CSG/Disposing Entity’s Agreement. Acquiring Entity hereby agrees to the following confidentiality restrictions with respect to the subject matter of this Interim Letter Agreement:

(a) Definition. Acquiring Entity and CSG may reveal information relating to each other’s business, the Products, Services and any third party software provided hereunder, which is confidential (the “Confidential Information”), and Acquiring Entity acknowledges that confidentiality restrictions are imposed by CSG’s licensors or vendors. Confidential Information shall include, without limitation, all of Acquiring Entity’s and CSG’s trade secrets, and all know-how, design, invention, plan or process and Acquiring Entity’s data and information relating to Acquiring Entity’s and CSG’s respective business operations, services, products, research and development, CSG’s vendors’ or licensors’ information and products, and all other information that is marked “confidential” or “proprietary” prior to or upon disclosure, or which, if disclosed orally, is identified by the disclosing party at the time as being confidential or proprietary and is confirmed by the disclosing party as being Confidential Information in writing within thirty (30) days after its initial disclosure.

(b) Restrictions. Each party shall use its reasonable best efforts to maintain the confidentiality of such Confidential Information and not show or otherwise disclose such Confidential Information to any third parties, including, but not limited to, independent contractors and consultants, without the prior written consent of the disclosing party. Each party shall use the Confidential Information solely for purposes of performing its obligations under this Agreement. Each party shall indemnify the other for any loss or damage the other party may sustain as a result of the wrongful use or disclosure by such party (or any employee, agent, licensee, contractor, assignee or delegate of the other party) of its Confidential Information. Acquiring Entity will not allow the removal or defacement of any confidentiality or proprietary notice placed on any CSG documentation or products. The placement of copyright notices on these items will not constitute publication or otherwise impair their confidential nature.

(c) Disclosure. Neither party shall have any obligation to maintain the confidentiality of any Confidential Information which: (i) is or becomes publicly available by other than unauthorized disclosure by the receiving party; (ii) is independently developed by the receiving party; or (iii) is received from a third party who has lawfully obtained such Confidential Information without a confidentiality restriction. If required by any court of competent jurisdiction or other governmental authority, the receiving party may disclose to such authority, data, information or materials involving or pertaining to Confidential Information to the extent required by such order or authority, provided that the receiving party shall first have used its best efforts to obtain a protective order or other protection reasonably satisfactory to the disclosing party sufficient to maintain the confidentiality of such data, information or materials. If an unauthorized use or disclosure of Confidential Information occurs, the parties will take all steps which may be available to recover the documentation and/or products and to prevent their subsequent unauthorized use or dissemination.

(d) Limited Access. Each party shall limit the use and access of Confidential Information to such party’s bona fide employees or agents, including independent auditors and required governmental agencies, who have a need to know such information for purposes of conducting the receiving party’s business and who agree to comply with the use and non-disclosure restrictions applicable to the products and documentation under this Agreement. If requested, the receiving party shall cause such individuals to execute appropriate confidentiality agreements in favor of the disclosing party. Each party shall notify all employees and agents who have access to Confidential Information or to whom disclosure is made that the Confidential Information is the confidential, proprietary property of the disclosing party and shall instruct such employees and agents to maintain the Confidential Information in confidence.

4.	PAYMENT OF FEES AND EXPENSES.

Subject to the terms and conditions of the CSG/Disposing Entity’s Agreement, Disposing Entity shall be fully responsible to CSG for any and all outstanding fees and expenses (and related taxes, where applicable) that were incurred for the Products and Services in

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

relation to the Transferred Subscribers prior to, and through the first full CSG billing period, subsequent to the closing date of the transfer (i.e., the “Effective Date of Transfer” as listed on Exhibit A) of the Transferred Subscribers to Acquiring Entity.

For the Term of this Interim Letter Agreement, Acquiring Entity is responsible for payment for the Products and Services (and related taxes, where applicable) and hereby agrees to pay CSG for the Products and Services used and incurred subsequent to the first full CSG billing period after the closing date of the transfer (i.e., the “Effective Date of Transfer” as listed on Exhibit A) of the Transferred Subscribers from the Disposing Entity at the rates set forth in Exhibit B. Acquiring Entity shall pay amounts due within ****** (**) **** after the date of invoice therefor. Any amount not paid when due shall thereafter bear interest until paid at a rate equal to the lesser of *** *** ***-**** ******* (***) per month or the maximum rate allowed by applicable law.

The parties hereby agree that the fees set forth in this Interim Letter Agreement are only valid for the Term and have been provided by CSG for the purpose of accommodating both the Acquiring Entity and the Disposing Entity in regard to the transfer of the Transferred Subscribers.

THIS INTERIM LETTER AGREEMENT IS NOT EFFECTIVE UNTIL SIGNED ON BEHALF OF EACHPARTY.

This Interim Letter Agreement is agreed to by the parties as of the Agreement Date set forth above.

CSG SYSTEMS, INC. (“CSG”)

By:

Date:

Name:

Title:

(“ACQUIRING ENTITY”)	(“DISPOSING ENTITY”)

By:	By:

Date:	Date:

Name:	Name:

Title:	Title:

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Schedule H

SUPPORT SERVICES FOR THE PRODUCTS

I. Strategic Business Unit

CSG will assign a dedicated team exclusively for the support of Customer (“Comcast Strategic Business Unit or SBU”). The SBU will have the overall responsibility for Customer satisfaction with all Products and Services. CSG will assign and maintain personnel in the SBU which have the appropriate skills and adequate resources to perform the support Customer throughout the Term of this Agreement. The make-up of the SBU may change from time to time to meet the changing needs of Customer. The SBU shall distribute copies of CSG’s current escalation process to all Customers and agrees to provide timely updates to reflect any material changes to the escalation process. The SBU will participate in periodic conference calls and meetings with Customer to gain direct feedback on user satisfaction, industry trends and Customers’ short and long term plans.

II. Support Services for the Products (excluding Vantage):

Product Support Center

The customer Product Support Center (PSC) provides Customers with advice, consultation and assistance to use Products and receive Operational and Systems Management Services and diagnose and correct problems, including without limitation any failure of a Product to perform substantially as described in the Documentation for such Product (“Problems”), that Customer may encounter with the Products and Services. CSG will offer the Product Support Center remotely by toll-free telephone, fax or other electronic communication twenty-four hours a day, seven days a week, including holidays. Customer will bear all fax and other expenses that it may incur in connection with the Product Support Center. Every Customer Problem is assigned a tracking number and CSG will assign a priority/severity level to all Problems reported by Customer in accordance with mutually agreed upon prioritization criteria. Problems are resolved according to their assigned priority/severity. CSG may, upon notice to Customer, change a designated priority/severity level of any problem if, after investigation, the impact of the problem on Customer’s business operations is determined to be more or less severe than the initial designation. The terms and conditions set forth in this Schedule H shall also apply to any Deliverables with respect to which a Customer has purchased support and maintenance services from CSG.

When contacting the PSC, the caller should be prepared to provide detailed information regarding the problem and the impact on the operation and the end user. In certain situations, Customer will need to provide CSG with adequate examples and details to assist with problem identification. Each problem or question is assigned a tracking number and a priority/severity. The priority/severity is set to correspond with the urgency of the problem. A Customer shall describe the urgency of the problem when it is initially reported. The priority/severity levels are described below:

•

CRITICAL (PRIORITY/SEVERITY 1): * ******** **** ** ************* ** ******* **** ** ******** ************* **** **** ********’* ******** ** *********** **** ** **********, ******** ********** ****-******, ***/** * ********** ** *** ******* ** ******* ********** *****, *********, *** *** ******* ** * ****** ******, ***-***-**** ** **** ********** ******. * ******** ****** ****** *** ******, ****** ******* *** ******** *** ** *** ******** ***** ****, *** ************ ******* ******* ** ************* ********, ** *** ****** ** *******. The Customer will receive CSG’s immediate response, prioritized problem resolution and restorative services at the highest possible level. Once control has been regained, efforts are then made to determine the “root cause” of the problem. Considering the nature of the cause, the problem is adjusted to one of the other priorities and processed accordingly. While a Critical (Priority/Severity 1) problem exists, the Product Support Center shall provide around-the-clock support until such Customer’s system/network/application is restored to operational status.

•

SERIOUS (PRIORITY/SEVERITY 2): * ******* **** ** ************* **** **** ********’* ******** ** ***********, **** ** ********** ****-******. *** ********’* **********/********** ****** ** *** **** *** ***** ** ** ****** ****** *** ******/*******. ** *** ******* ********, *** ******* ** *** ******* *** ** **** ***/** ***-**** ******* *** ****** *******. The Product Support Center’s goal is to ensure that control of the system is not jeopardized and to work with such Customer to gather information in order to resolve the issue. While a Serious (Priority/Severity 2) problem exists, the Product Support Center shall provide around-the-clock support until such Customer’s system/network/application is restored to operational status.

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•

OPERATIONAL (PRIORITY/SEVERITY 3): * ******* **** ** ***-******** ************* ***** **** *** ***** * ********** ** ********’* ******** *** *** ***** ** *********** ****-****** ** ******** ** *** *****. *** ******* ** ****** *** ********’* ********** ***********. *** **** ** ********** ** ******* * ******* *** ** ****** ********** ********** *** *******. * **** *** ** * *** ** *** ********’* ********* ***** ******* *** ******. CSG’s Product Support Center goal is to respond within 24 hours. This Priority/Severity level includes those issues not designated as Serious or Critical as described above.

Problem start time will begin upon Customer’s notification to CSG of a problem or non-conformance. Problem resolution will occur at such time the problem or non-conformance has been fixed. After such correction of the reported problem or non-conformance, if Customer discovers that the problem still exists, Customer will promptly notify CSG and CSG will re-open the original ticket and re-initiate efforts to provide resolution. Should the Customer wish to check the status of a problem, such Customer may contact the Product Support Center desk representatives or Customer’s SBU. In either case, the Customer should reference the tracking number.

During the Term of the Agreement, for each Priority/Severity 1 issue that CSG does not resolve within ******-**** (**) ***** of problem start time, CSG will provide Customer with on-site user training credits sufficient for **** (*) ******** ****, as specified in Schedule F, on the use of the Software or Products at no charge, to be used at Customer’s sole discretion.

Reports. At the conclusion of each calendar month, CSG will provide a report to Customer identifying all Priority/Severity 1 and Priority/Severity 2 tickets that were initiated during that month. Such report will be delivered to Customer no later than the tenth business day following the conclusion of the month for which the report is being produced, and such report will contain the ticket number, open date and time, a brief description of the situation causing the initiation of the ticket and close date and time (or current status if such ticket has not yet been closed).

III. CSG Vantage Support Services (which for purposes of this subsection shall include VNRT)

Standard Support Services for CSG Vantage

Customer support of CSG Vantage is provided as part of the Support Services during CSG’s customer service hours for support of questions, functionality, workflow, training, and non-catastrophic software defects. System support of CSG Vantage is provided as part of the Support Services for problems resulting from defects in CSG Vantage.

The following services for the then-current and prior version will be provided by CSG as part of the CSG Vantage Support Services:

1.	Telephone consultation for trained users for questions and problems regarding CSG Vantage.

2.	Up to *** (*) **** of telephone consultation for troubleshooting a previously certified hardware/software environment.

3.	Attendance at regularly scheduled basic and advanced CSG Vantage training classes offered in Omaha or at a scheduled regional training location, as space permits.

4.	Daily updates to the CSG Vantage database.

5.	Storage of ******** (**) ****** of financial data; Work Order Table storage for *** *****; Subscriber Table storage dependent upon UDF settings.

Optional Services for Vantage:

Upon a Customer’s request, and subject to payment of the applicable fee set forth on Schedule F to this Agreement, the following additional services are also available to CSG Vantage Customer:

1.	Static Database - ** *** *****-*** loaded tables; one time set-up, monthly load, monthly disk storage.

2.	Monetary Transactions - All system and manually generated monetary transactions; one time set-up, monthly load, monthly disk storage.

3.	Scheduling Calendar - A summary of the scheduling calendar updated three times per day; one time set-up, monthly load, monthly disk storage.

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4.	Query Building - Consulting services for developing new queries.

5.	Additional Training - Training beyond training provided in Schedule F.

6.	Systems Integration and Support

•	Certifying non-certified hardware/software environment

•	Troubleshooting existing hardware/software environment (first hour is free for certified environments)

•	On-site support as requested by customer

7.	Output Charges

8.	Earned Revenue Table

9.	SAC (Non High Speed Data table)

10.	EML

11.	Customer Letters

12.	ESP Ad Pages

IV. CSG SmartLink (Includes CSG Smart-link and CSG Smart-Link/BOS)

The following services for CSG SmartLink will be provided by CSG as part of the CSG Support Services:

Maintenance Support

CSG will only support two (2) consecutive versions of CSG SmartLink at any given time, as such versions are defined by CSG in its sole discretion. Customer shall be required to upgrade its production version of CSG SmartLink, so as to maintain currency within its application and ensure CSG’s ability to support Customer’s version of the interface.

Operations Support

CSG will be responsible for 24 x 7 monitoring of the server hardware, operating system and applications. CSG will proactively detect issues with any failing component and contact the appropriate support personnel to return the failing component to operation.

Customer’s Obligations

To facilitate that CSG has the proper operating environment in place to support Customer’s CSG SmartLink, Customer shall provide to CSG, upon CSG’s request, non-binding volume estimates prior to the implementation of their API into production. In addition, Customer shall provide, upon CSG’s request, non-binding volume estimates prior to the first day of each calendar quarter.

V. Interfaces. The following services for the Application Program Interfaces (“APIs”) will be provided by CSG as part of the CSG Support Services provided Customer pays the maintenance and support fees for Interfaces set forth in Schedule F or the applicable Statement of Work:

1.	*** ***** ******* ******* *** *** *** ******** ** ** ********* *** * ******* ** ******** (**) ******, ** *** ******* *** **** ****** *** (*) ******** ** ******** ** *** ******* *********** ** *** ***** ** *** ******* (*.*., *.* ***** “*” ** *** ***** ** *******), ***** **** ****** ** **** ** *******.

2.	******** ***** ** ******* ** ******* ** *** **** ******* ******* ** ** ********* ********* ** *** ******* *** ********** ******* **** ***. ******** ** ******* ** * ***** ******* ** ********* ***** ** ********* *** ************ ** ********* *** ******** ************** **** *****;

3.	******** ***** *** ** ******** ** *** *** ************* ** * ***** ******* ** *** *** ********* ** ***.

4.	*** ******** *** *****, ** *** **********, ** *********** *********** ** ** ************ ********** **** ****** (**) ****** ******* ******* ****** ** ********. *** ***** ******* ******** * **** ** *********** ********** **** *** ** **** ** ***** ** *** ************** ********* (** *** ********* *** ***** *********** *** ******). ******** ******** *** ***** ** ********* **** *********** ********* ******* *** ********** ******* **** *** ***** ** ********** ** ******* ** *************** ** *** *********. **** ********’* *******, *** ***** ******* ************** ** ******* ******** ** ** ********* ******* ** * ******** ********* ***.

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VI. Customer/SBU Review of Support Services. The Comcast SBU will meet with Customer on a scheduled monthly basis to review CSG’s support services and to gain Customer’s insight and suggestions. This review will include senior level representatives from the SBU, PSC as well as any other individuals necessary to provide any additional information. Senior level representatives from Customer, such as the Contract Administrator or Technical Coordinator, shall be available at this meeting.

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Schedule I

MASTER PREFERRED ESCROW AGREEMENT

Master Number

This Agreement is effective                     , 20            among Data Securities International, Inc. (“DSI”), CSG Systems, Inc. (“Depositor”) and any additional party signing the Acceptance Form attached to this Agreement (“Preferred Beneficiary”), who collectively may be referred to in this Agreement as “the parties.”

A. Depositor and Preferred Beneficiary have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as “the license agreement”).

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the license agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).

ARTICLE 1 — DEPOSITS

1.1 Obligation to Make Deposit. Upon the signing of this Agreement by the parties, including the signing of the Acceptance Form, Depositor shall deliver to DSI the proprietary information and other materials (“deposit materials”) required to be deposited by the license agreement or, if the license agreement does not identify the materials to be deposited with DSI, then such materials will be identified on an Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2 Identification of Tangible Media. Prior to the delivery of the deposit materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the deposit materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. The Exhibit B must be signed by Depositor and delivered to DSI with the deposit materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

1.3 Deposit Inspection. When DSI receives the deposit materials and the Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the deposit materials to the item descriptions and quantity listed on the Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the deposit materials in accordance with Section 1.6 below.

1.4 Acceptance of Deposit. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign the Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on the Exhibit B, DSI will (a) note the discrepancies in writing on the Exhibit B; (b) date and sign the Exhibit B with the exceptions noted; and (c) provide a copy of the Exhibit B to Depositor and Preferred Beneficiary. DSI’s acceptance of the deposit occurs upon the signing of the Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary’s notice that the deposit materials have been received and accepted by DSI.

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1.5 Depositor’s Representations. Depositor represents as follows:

a.	Depositor lawfully possesses all of the deposit materials deposited with DSI;

b.	With respect to all of the deposit materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

c.	The deposit materials are not subject to any lien or other encumbrance;

d.	The deposit materials consist of the proprietary information and other materials identified either in the license agreement or Exhibit A, as the case may be; and

e.	The deposit materials are readable and useable in their current form or, if the deposit materials are encrypted, the decryption tools and decryption keys have also been deposited.

1.6 Verification. Preferred Beneficiary shall have the right, at Preferred Beneficiary’s expense, to cause a verification of any deposit materials. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the deposit materials. If a verification is elected after the deposit materials have been delivered to DSI, then only DSI, or at DSI’s election an independent person or company selected and supervised by DSI, may perform the verification.

1.7 Deposit Updates. Unless otherwise provided by the license agreement, Depositor shall update the deposit materials within 60 days of each release of a new version of the product which is subject to the license agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the deposit materials shall include the initial deposit materials and any updates.

1.8 Removal of Deposit Materials. The deposit materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

ARTICLE 2 — CONFIDENTIALITY AND RECORD KEEPING

2.1 Confidentiality.

a.	DSI shall maintain the deposit materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the deposit materials and any other confidential and proprietary information (“Information”) disclosed to DSI in connection with this Agreement. DSI will take all reasonable precautions necessary to safeguard the confidentiality of the Depositor’s Information, including (i) those required under this Section 2.1, (ii) those taken by DSI to protect its own confidential information and (iii) those which the Depositor may reasonably request from time to time and for which the Depositor has agreed to pay DSI’s quoted fees for such requested precaution.

b.	Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the Information. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the deposit materials, DSI will immediately notify the parties to this Agreement. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any court or other judicial tribunal order. (See Section 7.5 below for notices of requested orders.)

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c.	The parties acknowledge that Depositor will be irreparably harmed if DSI’s obligations under this Section 2.1 are not specifically enforced and that Depositor would not have an adequate remedy at law in the event of an actual or threatened violation by DSI of its obligations. Therefore, DSI agrees that Depositor shall be entitled to an injunction or any appropriate decree of specific performance for any actual or threatened violations or breaches by DSI, its employees or agents, without the necessity of Depositor showing actual damages or that monetary damages would not afford an adequate remedy.

2.2 Status Reports. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3 Audit Rights. During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

ARTICLE 3 — GRANT OF RIGHTS TO DSI

3.1 Title to Media. Depositor hereby transfers to DSI the title to the media upon which the proprietary information and materials are written or stored. However, this transfer does not include the ownership of the proprietary information and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2 Right to Make Copies. DSI shall have the right to make copies of the deposit materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the deposit materials onto any copies made by DSI. With all deposit materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the deposit materials including but not limited to the hardware and/or software needed.

3.3 Right to Transfer Upon Release. Depositor hereby grants to DSI the right to transfer deposit materials to Preferred Beneficiary upon any release of the deposit materials for use by Preferred Beneficiary in accordance with Section 4.5. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the deposit materials.

ARTICLE 4 — RELEASE OF DEPOSIT

4.1 Release Conditions. As used in this Agreement, “Release Conditions” shall mean any condition set forth in the license agreement.

4.2 Filing For Release. If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the deposit materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor, by certified mail, return receipt requested, or by commercial express mail.

4.3 Contrary Instructions. From the date DSI mails the notice requesting release of the deposit materials, Depositor shall have ten business days to deliver to DSI Contrary Instructions. “Contrary Instructions” shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by certified mail, return receipt requested, or by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Dispute Resolution section of this Agreement (Section 7.3). Subject to Section 5.2, DSI will continue to store the deposit materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) resolution pursuant to the Dispute Resolution provisions; or (c) order of a court.

4.4 Release of Deposit. If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the deposit materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the deposit materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. This Agreement will terminate upon the release of the deposit materials held by DSI.

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4.5 Right to Use Following Release. Unless otherwise provided in the license agreement, upon release of the deposit materials in accordance with this Article 4, Preferred Beneficiary shall have the right to use the deposit materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the license agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released deposit materials in accordance with its confidentiality obligations under the license agreement and shall not create, write or develop any derivative software or in any way alter or modify the source code of any of the deposit materials.

ARTICLE 5 — TERM AND TERMINATION

5.1 Term of Agreement. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; or (b) the Agreement is terminated by DSI for nonpayment in accordance with Section 5.2. If the Acceptance Form has been signed at a date later than this Agreement, the initial term of the Acceptance Form will be for one year with subsequent terms to be adjusted to match the anniversary date of this Agreement. If the deposit materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to the parties to this Agreement affected by such delinquency. Any such party shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then at any time thereafter DSI shall have the right to terminate this Agreement to the extent it relates to the delinquent party by sending written notice of termination to such affected parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3 Disposition of Deposit Materials Upon Termination. Upon termination of this Agreement by joint instruction of Depositor and each Preferred Beneficiary, DSI shall destroy, return, or otherwise deliver the deposit materials in accordance with such instructions. Upon termination for nonpayment, DSI may, at its sole discretion, destroy the deposit materials or return them to Depositor. DSI shall have no obligation to return or destroy the deposit materials if the deposit materials are subject to another escrow agreement with DSI.

5.4 Survival of Terms Following Termination. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

a.	Depositor’s representations (Section 1.5);

b.	DSI’s confidentiality obligations (Section 2.1);

c.	The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the deposit materials has occurred prior to termination;

d.	The obligation to pay DSI any fees and expenses due;

e.	The provisions of Article 7; and

f.	Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

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ARTICLE 6 — DSI’S FEES

6.1 Fee Schedule. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. DSI shall notify the party responsible for payment of DSI’s fees at least 90 days prior to any increase in fees. For any service not listed on DSI’s standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2 Payment Terms. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full. All other fees are due within 30 days of the date of invoice. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2. Late fees on past due amounts shall accrue at the rate of one and one-half percent per month (18% per annum) 30 days from the date of the invoice.

ARTICLE 7 — LIABILITY AND DISPUTES

7.1 Right to Rely on Instructions. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2 Indemnification. DSI shall be responsible to perform its obligations under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided DSI has acted in the manner stated in the preceding sentence, Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney’s fees and other liabilities incurred by DSI relating in any way to this escrow arrangement.

7.3 Dispute Resolution. Any dispute relating to or arising from this Agreement shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in Omaha, Nebraska, USA. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

7.4 Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the State of Nebraska, without regard to its conflict of law provisions.

7.5 Notice of Requested Order. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

a.	Give DSI at least two business days’ prior notice of the hearing;

b.	Include in any such order that, as a precondition to DSI’s obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

c.	Ensure that DSI not be required to deliver the original (as opposed to a copy) of the deposit materials if DSI may need to retain the original in its possession to fulfill any of its other escrow duties.

ARTICLE 8 — GENERAL PROVISIONS

8.1 Entire Agreement. This Agreement, which includes the Acceptance Form and the Exhibits described herein, embodies the entire understanding between all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary and the Acceptance Form need only be signed by the parties identified therein.

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8.2 Notices. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C and Acceptance Form. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4 Successors. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

CSG Systems, Inc.	Data Securities International, Inc.
(“Depositor”)	(“DSI”)

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

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ACCEPTANCE FORM

Account Number

Comcast Cable Communications Management, LLC hereby (i) acknowledges that it is the Preferred Beneficiary referred to in the Master Preferred Escrow Agreement effective                     , 20            with Data Securities International, Inc. as the escrow agent and CSG Systems, Inc. as the Depositor and (ii) agrees to be bound by all provisions of such Agreement.

The Depositor, the Preferred Beneficiary and DSI now desire to amend the Escrow Agreement in accordance with the terms and conditions set forth below. If the terms and conditions set forth in this Acceptance Form shall be in conflict with the Escrow Agreement, the terms and conditions of this Acceptance Form shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Acceptance Form, shall have the meaning set forth in the Escrow Agreement. Upon execution of this Acceptance Form by the parties, any subsequent reference to the Escrow Agreement between the parties shall mean the Escrow Agreement as amended by this Acceptance Form. Except as amended by this Acceptance Form, the terms and conditions set forth in the Escrow Agreement shall continue in full force and effect according to their terms.

1.	The first sentence of Section 1.7 shall be amended to read as follows:

Depositor shall update the deposit materials in accordance with Section 12.8 of the license agreement.

2.	*** ****** “** ***’* **** **** *** *******” ***** ** ***** ** *** *** ** *** ***** ******** ** ******* *.*.

3.	Any notices to Preferred Beneficiary should go to:

Comcast Cable Communications

Management, LLC

1306 Goshen Parkway

Westchester, PA 19380

Tel: (***)***-**** Fax: (***)***-****

Attn:*** *******, V.P. of Billing Systems

With a copy similarly addressed to General Counsel

Comcast Cable Communications Management, LLC

By:
Name:
Title:
Date:

Notices and communications should be addressed to:	Invoices should be addressed to:

Company Name:
Address:

Designated Contact:	Contact:
Telephone:
Facsimile:

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Depositor hereby enrolls Preferred Beneficiary to the following account(s):

Account Name	Account Number

CSG Systems, Inc. (“Depositor”)	Data Securities International, Inc. (“DSI”)

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

EXHIBIT A

MATERIALS TO BE DEPOSITED

Account Number

Depositor represents to Preferred Beneficiary that deposit materials delivered to DSI shall consist of the following:

Advanced Customer Service Representative® (ACSR®)

Customer Interaction Tracking® (CIT®)

Communication Control System for video and high speed data (ACP)*

*	The ACP code includes the source code necessary to run all of CSG’s core billing services including; ACP batch cycles, statement processing, interfaces, Vantage reporting, selects reporting, event and event order processing, payment processing, work orders, converter processing, collections, delinquency processing and ACP online functionality.

CSG Systems, Inc.	Data Securities International, Inc.
(“Depositor”)	(“DSI”)

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

EXHIBIT B

DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name

Account Number

PRODUCT DESCRIPTION:
Product Name	Version

Operating System

Hardware Platform

DEPOSIT COPYING INFORMATION:
Hardware required:

Software required:

DEPOSIT MATERIAL DESCRIPTION:

Qty	Media Type & Size	Label Description of Each Separate Item (excluding documentation)
Disk 3.5” or

DAT tape mm

CD-ROM

Data cartridge tape

TK 70 or tape

Magnetic tape

Documentation

Other

I certify for Depositor that the above described	DSI has inspected and accepted the above
deposit materials have been transmitted to DSI:	materials (any exceptions are noted above):

Signature	Signature
Print Name	Print Name
Date	Date Accepted
Exhibit B#

Send materials to: DSI, 2100 Norcross Parkway, Ste. 150 Norcross, GA 30071

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

EXHIBIT C

DESIGNATED CONTACT

Master Number

Notices and communications should be addressed to:		Invoices should be addressed to:

Company Name: CSG Systems, Inc.		CSG Systems, Inc.
Address:	7887 East Belleview Ave	P.O. Box 371902
	Suite 100	Omaha, NE 68137-9002
Englewood, CO 80111
Contact: ******** ******* *** **** ** *** ******
(***) ***-****
Designated Contact: President with a copy to General Counsel		(***) ***-****
Telephone: (***) ***-****
Facsimile: (***) ***-****

Requests to change the designated contact should be given in writing by the designated contact or an authorized employee.

Contracts, deposit materials and notices to DSI should be addressed to:	Invoice inquiries and fee remittances to DSI should be addressed to:

DSI	DSI
Contract Administration	DSI Technology Escrow Services 2100
DSI Technology Escrow Services	Norcross Parkway, Ste. 150
2100 Norcross Parkway, Ste. 150	Norcross, GA 30071
Norcross, GA 30071
(***) ***-****
Telephone: (***) ***-****	(***) ***-****
Facsimile: (***) ***-****

Date:

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

ADDITIONAL ESCROW ACCOUNT AMENDMENT

TO MASTER PREFERRED ESCROW AGREEMENT

Master Number

New Account Number

CSG Systems, Inc. (“Depositor”) has entered into a Master Preferred Escrow Agreement with Data Securities International, Inc. (“DSI”). Pursuant to that Agreement, Depositor may deposit certain deposit materials with DSI.

Depositor desires that new deposit materials be held in a separate account and be maintained separately from the existing account. By execution of this Amendment, DSI will establish a separate account for the new deposit materials. The new account will be referenced by the following name: Comcast Cable Communications Management, LLC.

Depositor hereby agrees that all terms and conditions of the existing Master Preferred Escrow Agreement previously entered into by Depositor and DSI will govern this account. The termination or expiration of any other account of Depositor will not affect this account.

CSG Systems, Inc.	Data Securities International, Inc.
(“Depositor”)	(“DSI”)

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Schedule J

Outstanding Statements of Work

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#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

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#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

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#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

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#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Schedule K

Guidelines for Passer AND TRANSFER Program Requests

Passer Definition

A ‘passer’ is a programmatic process that can be used to make bulk changes to key data residing on CSG’s billing system such as House, Equipment and Subscriber data without creating a work order. There are multiple types of passers that are defined below:

Item Passer - An Item Passer may be used by a client to update, add or remove item and item related settings on connected customer accounts. This may include a change to the bill code, service code or discount code.

NAS to DAC Passer - The purpose of a NAS to DAC launch is to change from using the HITS (TD) protocol to using the Jerrold Digital (JD) protocol. With the HITS interface, transactions are processed by the ‘HITS’ national addressable controller, which is the origin of the term NAS. The Jerrold Digital protocol the addressable controller is called a DAC. Therefore, the process is called a NAS to DAC passer. A crucial component is that live Equipment on subscriber accounts will undergo this change, as well as Equipment in stock status. This involves three separate equipment passers, the add, delete and key, to be run to update the equipment type and model. The purpose of the Add passer is to put a copy of the inventory, as it will look like under JD control, into the billing system. It is then downloaded into the DAC, using the “WRITE FULL” command. At this point, the DAC is now populated with the Equipment that is in use by the site. These set tops only exist in the CSG master file (in inventory) and are not on customer accounts. Once the inventory is successfully downloaded, the JD inventory can be deleted from the billing system, with the Delete passer. When the Key passer is run, specific fields are updated on the Equipment, allowing it to be controlled by the DAC.

Equipment Passer - An Equipment Passer may be used by a client to change, remove, or add Equipment information on the Equipment master file. The client provides the criteria necessary to select the Equipment records eligible for a passer. There are two types of Equipment Passers: a ‘Non Key Change’ and a ‘Key Change’.

•	Non Key Change

A Non Key Change Equipment Passer only involves changes to the Equipment master file.

•	Key Change

A Key Change Equipment Passer can involve modification of the serial number, type, CID, rent-purchase-flag and requires an update to the Equipment, Location, and equipment history master files.

House Passer - A House Passer may be used by a Client to change, remove, and add settings on the House record and/or the Equipment and House Master file when head end changes are required. The Client provides the criteria necessary to select the House records and/or to select the Equipment records eligible for a passer.

EFT Passer - When a client begins using EFT processing a Passer may be used to update the Debit Day field on the Subscriber Master file to bring customers into compliance with Government regulations.

Ledger Passer - A General Ledger Passer is typically run after an Item passer has been implemented to synch up Items that are changing in the passer. The GL passer will update affected items and all associated monies on financial month end reporting. The benefit of running this process is so that the site will not have to manually reconcile affected Items on the first month end that immediately follows the passer.

Voice Item Passer - An Item Passer is considered a Voice Item Passer if changes are being made to PROVISONABLE services. In a Voice Item passer CSG would need to manipulate a second Master File or database known as the Provisionable Data Base (PDB).

NPA_NXX Passer - An NPA/NXX Passer may be used by a Client to change NPA (area code) NXX (prefix) and/or line numbers. The Client provides the criteria necessary to select the NPA/NXX records for the passer.

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Item Standardization Passer - An Item Standardization passer may be used by a client to update, add or remove item and item related settings on connected customer accounts. This may include a change to the bill code, service code or discount code. An Item Standardization passer is different from a normal Item passer based on the volume of changes included in the passer. Normally if more than ten percent of the markets service/package codes are included in the passer it would be considered a Standardization passer.

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Non-standard Passers

The following passers are considered non-standard. The lead time and minimum price will be based upon the level of effort needed to meet the client defined specifications.

•	Voice Item Passer

•	NPA/NXX Passer

•	Item Standardization Passer

•	Any passer using data from an external source

•	Passers to any master files not listed would be considered custom and charged on a time and materials basis

•	Passers which have not previously been performed

Agent Transfer Definition

A ‘transfer’ is a programmatic process that moves and translates key billing data such as subscriber, house and equipment information. This process is most commonly requested when properties are bought and sold. The Transfer process facilitates the standardization of configuration, rates and structures into the new billing model. Transfers can also be used to restructure franchises within existing systems, when needed (i.e. franchise authority mandates, realignment of plant configuration, etc.).

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#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Note 2: These services and associated fees shall be set forth in a mutually agreed upon Statement of Work. CSG will use commercially reasonable efforts to minimize fees and any fees charged to Customer will not exceed $***.** per hour. In the event of termination of an executed Statement of Work by Customer, Customer shall pay all fees for work performed up to the termination date of the SOW. If Customer requests an expedited service to be performed Customer understands there may be an additional cost in the SOW that would exceed the standard hourly rate provided herein.

CSG Responsibilities

CSG will perform the following activities in support of client passer/transfer activity:

•	An analyst will be assigned to each project to work with the customer and coordinate internal CSG activity.

•	Provide the client with a current “Passer/Transfer Packet”. This packet will include basic information regarding the passer, a request form, a spec matrix and a project plan.

•	Weekly meetings will be held with the CSG Analyst and the site contact.

•	A project tracker which includes deliverable dates and an issues tracking log will be published weekly.

•	Output will be provided to the client after each test run.

•	CSG will identify and manage any impacts to ancillary products (like Care Express, WFX).

•	The CSG Analyst will arrange for statement checkers, if needed.

•	On the day of implementation, CSG will provide updates throughout the day on any identified issues until an ‘all clear’ is agreed upon with the site.

Client Responsibilities

The Client will perform the following activities in support of client/transfer activity:

•	Identify a primary and secondary/escalation contact at the site. The primary contact will be considered the project lead on the client side.

•	Attend weekly meetings with CSG and review the project tracker for upcoming deliverables.

•	Provide detailed specifications for the passer/transfer.

•	Review output and provide approval

•	Inform CSG of all ancillary products the site is using.

•	Participate in calls on implementation day.

Milestone Dates

The following activities are considered ‘milestones’ in the project life cycle. If these activities are not completed as scheduled, the passer may be delayed.

•	Final Specifications submitted – Client responsibility

•	UDF changes and pre-edit run – Client responsibility

•	Test Output delivered to Client – CSG responsibility

•	Approval of test output – Client responsibility

•	Approval of project implementation – Client responsibility

Changes to the final specifications may increase the implementation timeline. The addition of new specification after coding has started will result in an increased implementation timeline.

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Schedule L

Performance Standards and Remedies

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(i) ****** ************. ***’* **-**** ******, ** ******** ** ***’* *** **** ********, ***** ** ********* *** ******** *** ** *** ****** ***** ** ******* ** ******-**** (**) ***** *** ***, ***** **** *** ****, ******-**** *** * **** ******* (**.**) ** *** ****, ******** ** * ******* *****, ********* *******, ******, ******* *** ********* ********* ********. ** ********, ***’* **-**** ******, ** ******** ** ***’* *** **** ******** ***** *** ** **-********* *** **** **** ***** ******* (***) ********** ******* ** * ******** *****, ********* *******, ******, ******* *** ********* ********* ********. *** **** **** ** ************** *** *** ******** ******* ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ******** ****** ** ******** ** ******** ***** ** ****** ******** ** ******** ******* ** ******** ********. ******** ************ **** *** ****** ** *** *********** ******** ***** **** ************ (*)(*) ***** *** ********** * ****** ** *** *********** ********* *** ***** ** ************* (*)(**) – (*)(***) *****. *** ************* ********, ** ***’* *** **** ******** ** *** *********, *** **** *** ** ******* ** *** ********* *** ******* ** **** *** ** *** *********** ********* *** ***** ** ************* (*)(**) – (*)(***) **** ***** ***** ***’* *** **** ** ***********.

(ii)******** ****.****** *** ***** ** *:** *.*. (***) ** *:** *.*. (***), ***** (*) **** * ****, ******** **** *** **** **-**** *********** ***** ** ********** ** *** (*) ******* ** ****, ******-***** (***) ******* ** *** ****, ******** ** * ******* ***** ********* *******, ******, ******* *** ********* ********* ********. *** ******** ** **** ********** (*)(**), ******** **** *** **** **-**** *********** ** ******** **** *** ***** **** ***’* *** **** *** **** **** ***’* *** **** *** **** *** ******* *** **** ********* **** ******* ** *** *** ****. **** ********’* ********** *******, *** **** ******* ******** **** * ***** ****** ** ***** **** *:** ** (***) ** ****** ******* ****** (********* ********) ** *** ******** ******** ***’* ******** ****. ******, ********, *** ****** ******** ***** ***** ** ******** ** *** ****** ********* ** ******** ** ******. *************** *** *********, *** **** ** ******* ** ***** **** *** **** ** ********’* ******* ** ******* *** ******* *** ***** ******** **** ******. *******, ****** *** ***** ****** (**) **** **** *** ********* ****, ***’* ******* ** ******* * ****** ** ********** **** *** ********** *** ***** ***** **** *** ******* *** ** *** ******* *** ***** ** ************ (*)(**) *****, ******* *** ***** *** ************ ********** ******* ** ******* * ****** ** **** **** ****** ** **** ** ********. **, ***** ****** (**) **** **** *** ********* ****, *** ******** *** ********** ** ******* * ****** ** ********** **** *** ********** *** ***** ***** *** *** *** ***** **** ****** ****** **** (*) ******** ****, **** ****** ***** ******* *** ** *** ******* *** ***** ** ************ (*)(**) *****. *******, ** ** ***** ***** *** ** ******* ** *** ********* ******* *** ******** ******** ****** * *********** ****** ***** ****** *** ***** ** ************ (*)(**) ***** *** ** * ******* ** ******* * ***** ****** ** ********** **** **** ************ (*)(**).

******** ******* ****** **** ** ***** ***** *** ****** ** ************ **** * ****** ******** ******** ******* **** ******* (***) ****** * ******* (**) ****** ****** *** ** ********’* *** ** ****** ******** ***/** ******, *** *** ****** *** ****** ** ************ ** **** ******* (***) ** **** ************ ****** * ******* (**) ****** ******. **** ********’* *******, *** ***** ******* ********** ********** **** ******* *** ****** ** ************ *** ** ****** ******** ***/** ****** ****** *** *********** ** *** ******** **** ****** **** ******* (**) ****** ******.

(iii)*** ****** ****** *******. *** *** **-**** ****** **** ** ******* ** *:****(***) ** *** **** ******** *** ** ***** ******-***** ******* (***) ** *** ****, ******** ** * ******* *****, *** *** *** **-**** ****** ***** *** ** **** *** **** **** ****** (**) ******* ** ********** **** *** **** ***** ****** ******** ** * ******* ******* *****. ** ********, ** ** ***** ***** *** *** ****** ****** **

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

**** *** **** **** ***** (**) ******* ****** *** ****** **** (**) **** ****** *** ** ******* ********** **** *** ****** ****** *******. *** ********* ******** ***** *** ***** ** **** ** ***** *** ******** *** ******* ******** ** *** ** *** ********* ** *** **** *** ****** ** ********.

(iv) *** ********* *** *** ********* ***. *** *** ********* ********* *** *** ********* *** ********* (“*********”) ***** ** ***** *********** *** ********* *** ******** *** ** *** ****** ***** ** **** **** ******-**** ******* (***) ** *** ****, ******** ** * ******* *****, ********* ******** *** *********** *** ** ** **** (*) ***** *** **** ** ***** ****** ***’* ********* ******** ** ************ ** ******** ** ***** ***** (**) **** ** *******. ** *** ***** ******** ******** ** *********** ********* ********, *** **** *** ************ ********** ******* ** *********** ********’* *******. *******, ****** ******** ****** ** ** **** *******, ** ** ***** ***** ***** *** ******* ******* ** ******** ****** **** (*) ***** *** ****. *** ******** ** **** ********** (*) (**), ***** *********** **** **** **** *** ****** **** ****** *** ************ ******* *** ** *** ********** ********** ** *** ************* *** *********. *** ********* *********** ******** *** ***** ** **** ************ (**) ***** *** ***** ****** ******* ** ***** ******** ** ********** **** **** **** ******* ******** (***,***) ********* ************ ** * **** ****. **** *** *********** ** ******** ** ********** **** ******* ******** (***,***) ** **** ********* ************ ** * **** ****, *** *********** ******** **** ******. *** ******** ** **** *********, ********* “************” ***** ******* *** ******** *********** **** ** ********* ** ** ** ****** ** ******** **** ****** * ******** ** ***** ***** *********** ***** **** ************ ********** **** ***, *** *** *** ***** ***** ************. *** ******* *****, *******, **** ************ ********** **** *** ***** ***** ************ **** ** ******** ** ************.

(v)******* ********** ******** ******* ******** ******** ** *** ** ***** **** *:** ** (**) **** ** ********* ** **** *****’* ***** *** ****** ** **** **********’* ******* ** ** ****** *** ********* ***, ** ***** ******-***** *** * **** ******* (**.**) ** *** ****, ******** ** * ******* *****. ***** ******** ***** *:** ** (**) **** ** ********* ** *** **** *****’* ***** ***** *** ****** ** **** **********’* ******* ** ** ****** *** ********* ***, *** ******* ******* (****) ** *** ****. *** ***** *** ** ****** *** *** ******* ** **** *** *********** ******** *** ***** ** **** ******* *** ** *** ******* ** *** ********’* ****** ** **** *** *** ******** *** **** ************.

(vi)*** ***** ********* **** ***** ************ *** ***** ********* **** ****** **** ** ********* *** ***** ** *:**** *** ** ****** ******* ******** *** *:** *** ** ******.

(vii) **** *******

1)	*** **** ******* ******* ***** ** ***** *********** *** ********* *** ******** *** ** *** ****** ***** ****** **** *** *** ******* ******* (**.***) ** *** ****, ** * ******* *****, ********* ******** *** *********** ********* ******** *** *********** *** ** ** **** (*) ***** *** **** ** ***** ****** ***’* ********* ******** *** **** ******* ***** ***** ** ********* ** **** **** ****** (**) **** ** *******. ** *** ***** ***’* ********* ******** *** *********** ** ******** ** ****** **** (*) ***** ** * ********** ****, *** ***** ******* ******** **** ******** (**) **** ***** ******. *******, ****** ******** ****** ** ** **** *******, ** ** ***** ***** ***** *** ******* ******* ** ******** ****** **** (*) ***** *** ****. *** ******** ** **** ************ (*)(***), ******** **** *** ******* ******* ************ ****** *** *** ***** ** ***********. *** *** ***** ** *********** ** ******* ** *** **** ******* *********** ******, *** ************* ********* *** *** ***** ********* ********* *** **** ******* *** *** ******** ******* ** ***’* ********; ********, *******, **** ** ***** *** ******* *** ** *** ********* ********* *** *** ******* ** ***’* ********.

2)	**** **********’* **** ***** ** ******** *** *** **** ******* ****** ****** ***** (*) ******** **** ********* *** *** ** *** ********* ********* ***** *** ********** ****** ******** ******** *** ** * **** ** ***** *** *******.

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

(viii) ********* **********. ********* ********** **** ** ********* *** ******** ** *** ****** ***** ******-**** *** * ******* ******* (**.***) ** *** ****, ******** ** * ******* *****, ********* ******** *** *********** ********* ******** *** *********** *** ** ** **** (*) ***** *** **** ** ***** ****** ***’* ********* ******** *** ********* ********** ***** ***** ** ********* ** **** **** ****** (**) **** ** *******. *** **** **** ** ************** *** *** ******* ** **** *** *********** ******** *** ***** ** **** ********* (****) ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ***.

(ix) *******. ******* **** ** ********* *** ******** ** *** ****** ***** ******-**** *** * ******* ******* (**.***) ** *** ****, ******** ** * ******* *****, ********* ******** *** *********** *** ** ** **** (*) ***** *** **** ** ***** ****** ***’* ********* ******** *** ******* ***** ***** ** ********* ** **** **** ****** (**) **** ** *******. *** **** **** ** ************** *** *** ******* ** **** *** *********** ******** *** ***** ** **** ********* (**) ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ***.

(x) *********** ***** ********. *********** ***** ******** **** ** ********* *** ******** ** *** ****** ***** ******-**** *** * ******* ******* (**.***) ** *** ****, ******** ** * ******* *****, ********* ******** *** *********** *** ** ** **** (*) ***** *** **** ** ***** ****** ***’* ********* ******** *** *********** ***** ******** ***** ***** ** ********* ** **** **** ****** (**) **** ** *******. *** **** **** ** ************** *** *** ******* ** **** *** *********** ******** *** ***** ** **** ********* (*) ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ***.

(xi) (a) *******. ******* **** ** ********* *** ******** ** *** ****** ***** ******-**** *** * ******* ******* (**.***) ** *** ****, ******** ** * ******* *****, ********* ******, ******* *** ********* ********* ********. ** ********, ******-**** ******* (***) ** ***** ******* **** ** ********* ** *:** *.*. (***) ******** ** * ******* *****, ********* ******** *** *********** ** ** **** (*) ***** *** **** *** ** ** ***** (*) ***** **** *** ******** *******, ** ***** ****** ***’* ********* ******** *** ******* ***** ***** ** ********* ** **** **** ****** (**) **** ** *******. *** **** **** ** ************** *** *** ******* ** **** *** *********** ******** *** ***** ** **** ********* (**) ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ***.

(b) ******* ****-**** **** (****). **** **** ** ********* *** ********, ******-**** *** * ******* ******* (**.***) ** *** ****, ******** ** * ******* *****, **** ******* (**) *********** **** ******* ******** ********** *** ***, ********* ******, ******* *** ********* ********* ******** **** ******** ***** ******* ********** **** ***** ********, *******, ******* *** *********. *** **** **** ** ************** *** *** ******* ** **** *** *********** ******** *** ***** ** **** ********* (**) (*) ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ***.

(xii) ********* *******

(1)	********** ********* ******** (** ******* ** ******* *-*), ***** ** ********* *** ****** *** ******* ******* ** *** **** ****** ***** (*) ******** **** ********* ***** **********, ******** ** * ******* *****. *** *** ******** ** **** *******, * ******** *** ** ****** ******* ******** ********* ******** ********. *** ******** ** **** **********, *** **** “******** ********” ***** *******: *** ****’*, ******** ***, ************ ***, ***** ***, ************ (******** *** ******), *** *********. ** *** ***** * ******* ***** ** * ********, **** ******* ** ********** ** *** ***** ****** *** ** * ******* ***** ** * ******, ** ** ********** ** *** ********* ******.

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

(2)	*** ***** ******* ** ********** ********* ********, *** *** *** ****** ********* ********* ** ********, ******** **** ********* *** ******** ** ***’* ********* ********** ****** **** (*) ******** **** ****** *** ***** ***** ******** ** *** **** ******* *** *** ******** ** ****** ********* ** *** ** *** ********* *********.

(3)	*** ********* **** ** ********* **** *** **** ******** ** *** **** (****** ****** ****** *******) ********* ******** **** ******* **** *** ********* ******* **** *** ****** *** ********* **** *** ********* ** **** ******* ************.

b.	******* ******

****** *** (**) ******** **** ** **** ******** ***** *** (“****** ****”), *** ***** ******* ******** **** * ******* ****** ******* ***** **** ** *** *********** ********* ********* ** **** ******** * *** *** *********** ****** *** **** ********* ******** ***** ******** ** **** *********** ********. *** ********** ** ******** **** ** **** *** *** **** *******, ********, *** ******** *********** ********* ** *** **** *** ****** ** ********. **** ******* **** **** ******* *** ****** **, ** ******* ***** ** *******, *** ****** ******** ********** ** *** ******** ******* ******. *** ******** ** **** ******** *, * ******* ** **** * *********** ******** ***** ** ********** * “****** ********”. *** ***** ****** *** *********** ********* *** ***** ** **** ******** **** ******** ** * ******* *****, ** **** ********** ** ********* ** ********. ***’* ******* ** ******* *** ******* ****** ** ********** **** *** ********** *** ***** ***** **** ****** ** * ****** ******** **** ******* ** *** ** *** *********** ********* ** ************* (*)(*) ******* (*)(***) ****** *****. ***** *** ******** * ****** *** **** *** ****** ** *** *** *********** *********, **** ******* **** ****** ** * ****** ******** **** ******* ** *** ******* *********** ********(*). *** ********** ** * ******* ****** **** ********* ** ************ *********** **** ****** ** * ****** ******** **** ****** ** *** ********(*) ********** *** ********** ** ************ ***********. *******, ** ****** ******** ***** ***** ** *** ******** *** ****** ** ***** *** ********* ****** ****** **** (*) ******** **** ** *** ****** ****. *** ***** ** ******** ** **** **** (*) *** **** ****** *** ***** ** *** ********* ******** ** **** **** *** **** ****** *** ******** *******. ** *** ***** ** ******* * ****** ** ******** * ********* ****** ****** *** ***** ****** (**) **** ** *** ********* ****, *** ***** *** ************ ********** ******* ** ******* * ****** ** **** **** ****** ** **** ** ********, *** **** ****** **** *** ****** ** * ****** ********.

c.	***** ***** ********** ** ************

** *** ***** **** ******** **** *** ***** **** *** *********** ** ********* ** *** ** *** *********** ********* *** ******** ** *** ******* ******, *** ****** ** ******* ******** **** *** **** ** **** *** ************ **** ** *** *********** ** *** ******. ******** ***** *** ************ ********** ******* ** ******* **** **** ** **** ** ******** ***** *** ******** ** ********, *** ** ****** **** ****** (**) **** ***** *** ******* ** *** ****** ******** ** *** ********. ** *** ***** ******** ******** **** ****, *** ***** ** ********* ** ****** *** ******** **** *** ****** (**) **** **** **** ****** ******* *******. **, ****** *** (**) ******** **** ** *** ******* *******, ******** ******** *** ** ******* **** ** ******** *** ****, *** ***** ****** *** **** *** * ***** ** ***** **** (**) **** **** *** **** ****** ******* *******. ** ******** ***** **** **** **** ** ********** *** *********** ** *** *********** ********* ** **** *** ***** **** *** ************** ** *********** ** *** ************, **** ******** **** ******* * ****** ****** ** *** ********** *** ********** ** ***** ************* ** ***********. **** ******* ** *** ******, *** ***** ******** ******** * ******* **** ******** ** ****** *** ******* *** ******. **, ****** ****** (**) **** ** **** ******* *******, *** ******* **** *** ******** *** ******, *** ******* ***** ***** **** * ********* *********** ***** ***** **:

(a) ********* ** *** *********** **** ** ***** ********, ********, *** ********* ** ********** **** ******** ******** ******** ********* *** ** * ****** **** ** **** *** ********* ** **** *** *** ********; ***

(b) ** *********, ****** ***’* *********** ***/** ********* ***********.

*** **** *** *** *********** ***** ***** ****** **** ** ********’* **** ************** ****** *** ***** ***** ****** ********** **** ***** *** * ******** ********* ********** **** ***** **** ******** ** * ****** ******** ** *********, ** ***** **** *** **** ** *********** *** *** ***** ********** **** *** ***** ***** ******.

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

d.	****** *** ****** *********

(i)	****** ************. ** ****** *** **** ** **** *********, ***’* ****** ************ **** *** **** *** ******** *** ***** ** ************ (*)(*), **** *** ***** ** ******* *** ******* ** $.**** ********** ** *** ****** ** ********’* ********* *********** ******** ** *** ****** ******** *** ********** ** *** *** ****** ** *** ***** ** ***** *** ****** ******** ********. ** *** ***** * ****** ******** ***** **** ************ (*) **-****** ****** *** *********** ****** ***** ******, *** ****** ******* ** *** **** ******* ** *** ***** ** **** ************ ***** ** ********** ** *** ****** ** ***** *** ****** ******** *** **-******** ****** *** *********** ****** ***** ******. *** *******, ** *** ****** ******** ** **** ************ (*) ****** *** * ***** **** ** *** *********** ****** ***** ****** *** ***** ** ******* *** ******* ** $*.**** ********** ** *** ****** ** ********’* ********* *********** ******** ** *** ****** ******** *** ********** ** *** *** ******, ********** ** ***** (*). *** ****** *** ***** ** *** ********* ******** ***** ** ******** ** * ****** ** ********’* **** ******* *******. ** ******** ** *** *********, ** ***’* **-**** ******, **** *** **** *** ******** ** ***** ********* *** **** **** ***** ******* (***) ********** ******* ** * ******** *****, ********* *******, ******, ******* *** ********* ********* ******** ** ******** ** ************ (*)(*), **** *** **** ****** ** ****** ** ***** ******* (***) ******* ****** *** ***** **: *) *:** *.*. (*** / ***) ** *:** *.*. (*** / ***) (“*********”), *** ***** ** ******* $.**** ********** ** *** ****** ** ******* ********** ** *** ****** ** ******** ********* ***********; ** *) ******* *** ***** ** **:** *.*. (*** / ***) ** *:** *.*. (*** / ***) (“***-*********”), *** ***** ** ******* $.***** ********** ** *** ****** ** ******* ********** ** *** ****** ** ******** ********* ***********. *** ******* ** ****** ** ***** ******* ******* ***** ** *********** ******* ********* *** ***-*********, ** **********. *** ********* ****** ***** ** ******* ** **** ******* ******* ($*,***,***.**) *** **** ** **** ******* (**) ** ***** ****** ****** *** **** *** ********* ******** **** ********* **** ******* ******* (*.*., *******).

(ii)	******** *** *********** ********* ** (*)(**) ******* (*)(*), (*)(***) ******* (*)(*) *** (*) (***). ** ****** *** **** ** **** *********, *** **** *** **** *** ** **** ** *** **** (*) *********** ********* *** ***** ** ************* (*)(**) ******* (*)(*), (*)(***) ******* (*)(*) *** (*)(***), **** *** **** ****** ********, *** ***** ** ******* $.**** (****** *** ****** ******** (*) (**) ***** ***** ** ******* $.****) ********** ** *** ****** ** ********’* ********* *********** ******** ** *** ****** ******** *** ********** ** *** *** ****** ** *** ***** ** ***** *** ****** ******** ********. ** *** ***** * ****** ******** ***** ************* (*)(**) ******* (*)(*), (*)(***) ******* (*)(*) *** (***) **-****** ****** *** *********** ****** ***** ******, *** ****** ******* ** *** **** ******* ** *** ***** ** **** ************ ***** ** ********** ** *** ****** ** ***** *** ****** ******** *** **-******** ** *** *********** ****** ***** ******. *** *******, ** *** ****** ******** ****** *** * ***** **** ** *** *********** ****** ***** ******, *** ***** ** ******* *** ******* ** $*.**** (****** *** ****** ******** (*) (**) ***** ***** ** ******* $.****) ********** ** *** ****** ** ********’* ********* *********** ******** ** *** ****** ******** *** ********** ** *** *** ****** ** *** ***** ** ***** *** ****** ******** ********, ********** ** ***** (*). *** ****** *** ***** ** *** ********* ******** ***** ** ******** ** * ****** ** ********’* **** ******* *******.

(iii)	****** *** *********** ******** ** (*)(**). ** ****** *** **** ** **** *********, *** **** *** **** *** *********** ******** *** ***** ** ************ (*)(**), **** *** **** ****** ********, *** ***** ********** **** (** ******* *******) *** ********* ** **** *** *********** ********, *** ***** ******* * ****** ** ***** ******** ******* ($*,***.**) ** ********’* **** ******* *******. *** *******, ** * ***** ********* **** ***** ** *** **** ********* ** ******** *** ***** ** *:**** *** *** **** ***** ********* **** ***** ******* *********** ***** *:** ** ***, *** ***** ******* * ****** ** *** ****** ** ****** ******** ******* ($**,***.**).

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

(iv)	****** *** *********** ******** ** (*)(**). ** ****** *** **** ** **** *********, *** **** *** **** *** *********** ******** *** ***** ** ************ (*)(**), **** *** **** ****** ********, *** ***** ******* * ****** ** **** ******** ******* ($*,***.**) ** ********’* **** ******* *******.

(v)	**** **** ****** ** *** *** (*) *********** ********* *** ***** ** ************* (*)(*) – (*)(**), ** *** ***** ** **** *** **** ******** **** (*) ***** ****** *** *********** ****** ***** ******, **** ******** ** *** ********* **** ********** * ******** ****** ** *** ********* ** ***. **** ********’* ********* ** *** ****** ****** ** ****** *********** ******** *** ***** *****, ********, ** *** ********, *** ****** ****** (**) **** ** ******* ** **** *********, ********* **** ********* ** ********** ******* ****** ** *** ** ***** ***** (**) **** ***** ** *** ********* **** ** **** ***********. *** ************ *** ****** **** **** ******* ** ****** ** **** ******** ******, *** ***** **** ** ***** ** **** ******** ** ******** *.*(*) ** **.*.

e.	*************

(i)*** *********** *** ****** **** *** *********** ********* (*) ******* (***) ********** ****** **** ** ******** *********** ** **** ***** *** ****, ****** *** ********* ********** *** ****** ********* ********* **** ***’* **-**** ****** **************, ** ** ******** ** **** ******** ****** ********* ****** *** *****, ********** ** ******* **** ****** ********* ****** **** * ****** *********** ********** ** ******** ************. *** ******* ****** **** *** ********* ******** ******** ****** *** ****** ********* *** ** ** ********** **** ******** ****** ********* ***** ** *** ***** *** **** *** ******** *** **** ***** *** *********** ** *** ******** *** ****** ********* ********* ** * ******** ******.

(ii)******** *** *** *********** **** ** ** *********** *** ********* ********* ** ********* *** ****** ******* ** **** ******** **** *** *********** ****** **** ***’* ******* ** ******* ******* *********** ***** **** *********. ***********, *** *** ******* ******** *** ***** **** ******** * ** ******* ** ***’* ****** ** *** *********** ********* ********* *** (*) ********** *******, *** *** * *******, (*) ********** *** *** **************** ** *** ******** ******* ** ******** **** * ******* ** *** ** ****** **** *** ********** *********** ********* *** ***** ** **** ******** *, *** (*) ********’* **** *** ********* ****** ***** **** ******** *; ********, *************** *** *********, ** ******** ** ********’* ***** ** ********* ***** ********** (*)(*) *****, ******** ***, ******** ** ******* *.*(*), ****** ** ******* ****** ** *** ***** ******** **** ** ********* ***** *** ********* (****** *** ***** ************ *** ***** ** **** ******** *).

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Schedule M

**-********** ********

******* *: **-********** ** ********* *********** ** **, ****

****** ** ** ****, ******** ******* ** **-******* * ******* ********* ***********. ** *********** **** **** **** ** **-********* ******** ** **** **, ****. ** **** **, ****,

***	***** ********** *** ***** ** ********** ** *******:

******* ********* *********** *********** ***** ** **-**********: **,***,***

***= *,***,*** (********** ****** **-********* ** ****)

***= *,***,*** (***,*** *** **** + ***,*** *** **** + *,***,*** *** ** & ** ** ****)

(*** **** ***) = *,***,***

*** ** ** **** **, **** = $.****

****** ******** ** ** **** **, **** = $.****

******* ****** ******** ** ** **** **, **** = $.****

            ******* ******** ** ********** ** ******* ********* *********** ** **,***,*** ****

-***	*,***,*** ** **,***,***.

*** = ($.**** **** $.****) = $.**** *** ********* **********

***** ********** *** ******** ** ******** ******* *** **, **** ** (*,***,*** * $.****) ** $***,*** *** ***** ****** **, ****.

******** ** ********** **-*********** ** ***** ****** **, ****, *** *********** ***** **

***	********* ** ********* **, ****:

******* ********* ***********: **,***,***

***= *,***,*** (********** ****** **-********* ** ****)

***= *,***,*** (***,*** ******** + ***,*** *** **** + *,***,*** *** ** ******* ** ** ****)

(*** **** ***) = ***,***

*** ** ** ********* **, **** = $.****

****** ******** ** ** ********* **, **** = $.****

******* ****** ******** ** ** ********* **, **** = $.****

            ******* ******** ** ********** ** ******* ********* *********** ** **,***,***

****	***,*** ** **,***,***.

*** *** = ($.**** - $.****) = $.**** *** ********* **********

***** ********** *** ******** ** ******** ******* *** **, **** ** (***,*** * $.****) ** $**,*** *** ***** ****** **, ****.

***** **** ******* *** ******** ** ********** **-********** ** ***** ** **, ****, *** ***** **              ******* **** *** ** ** ******** **, **** *** ** ********** ***** ********** **** *** *** **-    ********** ** **, **** ***** *****.

******* *: ********** **-********** ** ********* ***********

************* ******* * *** ** **, ****, ******** ******* ** **-******* ** ********** * *******             ********* ***********.     ******* * ******* ********* *********** **** **-********* ** **, ****                     *** ** ********* *********** **** **** ****.

******* ********* *********** *********** ***** ** **-**********: **,***,***

***= *,***,*** (********** ****** **-********* ** ****) – (* ******* ********** **-********* **** * ******* ********* **-*********)

***= *,***,*** (***,*** ******** + ***,*** *** **** + *,***,*** *** **** *** *,***,*** *** ** * ** ** ****)

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

(*** **** ***) = (***,***) ***** ***** ** ****

*** ** ** **** **, **** = $.****

****** ******** ** ** **** **, **** = $.**

******* ****** ******** ** ** **** **, **** = $.**

            ******* ******** ** ********** ** ******* ********* *********** ** *,***,***

****	* ** *,***,***.

*** *** = ($.**** - $.**) = $.**** *** ********* **********

***** ********** *** ******** ** ******** ******* *** **, **** ** (* * $.****) ** $*

***                     ***** ****** **, ****.

******* *: **** ** ***********

****** **, ****, ******* ***** ***,*** ********* *********** ** * ***** ***** *******

***	********** ** **** ********* ***********.

******* ********* *********** *********** ****** **-**********: **,***,***

***= ***,*** (********** ****** **-********* ** ****)

***= *,***,*** (***,*** *** **** + ***,*** *** ** ******* ** ** **** + ***,*** *** **** ********* ***********)

(*** **** ***) = (***,***) ***** ***** ** ****

*** ** ** ********* **, **** = $.****

****** ******** ** ** ********* **, **** = $.****

******* ****** ******** ** ** ********* **, **** = $.****

            ******* ******** ** ********** ** ******* ********* *********** ** **,***,***

****	**** ** **,***,***.

*** *** = ($.**** - $.****) = $.**** *** ********* **********

***** ********** *** ******** ** ******** ******* *** **, **** ** (* * $.****) ** $*.** *** ***** ****** **, ****.

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Schedule N

PARTNER CONNECTION REQUIREMENTS

1.0

1.1 Partner Connection Request. If CSG requires to be remotely connected to Customer’s enterprise network or other computer systems, CSG shall abide to the applicable policies, standards and or requirements set forth in Exhibit N-1, only for the specific access granted and solely for the Customer environments accessed.

1.2 Audit and Inspection of Records. Customer shall have the right, upon no less than *** (**) ******** ****’ notice, to conduct a routine audit which consists of CSG providing Customer a copy of CSG’s most recent SAS 70, PCI certification and related results, but shall not include detail of CSG’s security infrastructure. In the event that there is a reported breach of security as provided in 10.7 of the Agreement, Customer may conduct a full audit within ****** (**) ******** **** notice of the reported security breach, which shall include inspection of the books and records and all other documents, materials and equipment in the possession or control of CSG that relate directly to CSG’s compliance with the security, privacy and confidentiality requirements provided herein. Such inspection shall be solely for purposes of verifying CSG’s compliance with confidentiality requirements provided in Section 10 and security and privacy requirements set forth therein and in Exhibit N-1. Customer shall have free and full access thereto for such purposes.

2.0	VENDOR’S PERSONNEL

2.1 CSG shall dedicate and maintain sufficient and properly trained personnel to fulfill its obligations hereunder.

2.2 In the performance of the Services hereunder, CSG and its authorized subcontractors agree to comply with Customer’s business practice standards, to which they are provided notice, and all applicable Federal, State and Local regulation, subject to 10.5, relating thereto for which Customer is not solely responsible as provided in the Agreement. CSG further agrees that it and its employees and subcontractors who gain access to Customer’s facilities in connection with the performance of this Agreement will at all times comply with Customer’s visitor guidelines, which will be provided by Customer to CSG employees and contractors and all other applicable Customer policies provided to the employee and contractor.

3.0	REPRESENTATIONS AND WARRANTIES

3.1 CSG represents and warrants that it is duly organized, validly existing and in good standing under the laws of its state of incorporation and has the full power and authority to enter into this Agreement, to perform all of its obligations under this Agreement and to supply to Customer with the Services.

3.2 CSG represents and warrants that it is not bound by any agreements, obligations or restrictions and will not assume any obligation or restriction or enter into any other agreement that would interfere with its obligations under this Agreement.

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Schedule O

INTENTIONALLY LEFT BLANK

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Schedule P

Customer Authorization Schedule

CSG Document	Comcast Personnel	Title	Comment
Master Agreement & Amendments	****** ****	Chief Information Officer
SOW / DSOW	****** *********	Vice President, Finance CET	Contract Administration
	**** *****	VP of Information Systems	If ****** ********* is not available
	*** *******	VP of Billing Systems	If ****** ********* is not available
LOA	****** *********	Director of Billing	Technical Administrator
	*** ***********	Manager of Contracts	Contract
Administrator
	****** *********	Vice President, Finance CET	Contract Administration
	***** *****	Manager of Information Systems	Designated by ****** *********
SRF	****** *********	Director of Billing	Technical Administrator
	***** *****	Manager of Information Systems	Designated by ****** *********
	*** ***********	Manager of Contracts	Contract Administrator
	****** *********	Vice President, Finance CET	Contract Administration
IPA	***** *****	Manager of Information Systems	Designated by ****** *********
	****** ********	Software Support Rep	Designated by ****** *********
BRD	***** *****	Manager of Information Systems	Designated by ****** *********
	****** ********	Software Support Rep	Designated by ****** *********
Billing Disputes	****** *********	VP Finance CET	Contract Administration
	*** *******	VP of Billing Systems	If ****** ********* is not available
	******* ****	Billing Operations Accounting Analyst	Designated by ****** *********

#2296663

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES